UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end: October 31, 2011

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

International Bond Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage International Bond Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Global fixed-income markets generally performed positively during the 12-month period but experienced bouts of high volatility in the final months of the period due to escalating concerns over the prospects for Greek debt default.

Dear Valued Shareholder,

We are pleased to offer you this annual report for the Wells Fargo Advantage International Bond Fund, which covers the 12-month period that ended October 31, 2011. Global fixed-income markets generally performed positively during the 12-month period but experienced bouts of high volatility in the final months of the period due to escalating concerns over the prospects for Greek debt default. Thus, some of the riskier areas of the global bond markets that performed well during the first half of the period reversed course over the final three months as risk aversion and high volatility returned. Nonetheless, high-yield corporate debt and emerging markets debt were strong contributors to performance for much of the period, but a move to reduce exposure to those sectors later in the period was important to protecting investor value. Sovereign debt allocations outperformed corporate debt and securitized debt during the periods of high volatility that returned in the final months of the period. On the whole, the period was marked by low interest rates, low inflation, and diminishing expectations for economic growth in the largest economies.

Higher-quality, global fixed-income securities rallied during the final months of the period.

During the first half of the period, riskier global fixed-income assets performed well, as optimism over improving global growth prospects and low yields from sovereign debt securities spurred investors to move into the higher-yielding security sectors. Unfortunately, those trends did not continue as the growth outlook broadly deteriorated and the Greek debt crisis escalated, threatening the very viability of the euro. Italian and Spanish debt markets were the next dominoes poised to tumble, should Greece default on its debt and not receive continued support from the European Central Bank. Thus, the European credit markets faced their most significant test since the establishment of the European Union. The crisis in confidence was not limited to Europe, however, as a breakdown in European credit markets cascaded across the global credit markets. In response, investors once again fled to the relative safety of U.S. Treasuries and the highest-quality sovereign debt markets, resulting in strong price appreciation in those securities and a decline in their yields.

In the U.S., the growth outlook continued to throttle back for much of the period, particularly in the second half. This prompted the Federal Reserve (Fed) to intervene yet again with monetary accommodation, this time with “Operation Twist” launched in September, aimed at flattening the yield curve and driving long-term rates down. The Fed stated that it is unlikely to raise rates before mid-2013, thus keeping yields on Treasuries low. Meanwhile, credit spreads on corporate and securitized sectors widened as risk aversion returned to the markets. In the U.S., riskier assets were in favor for the first half of the period, but the trend reversed starting in July and August of 2011 and persisted for the remainder of the period.

In Europe, conditions were similar but continued to be even more complex than in the U.S. In the euro-core region, the growth outlook appeared the healthiest of the major world economies—courtesy of strong trade dynamics—driven largely by German exports. However, economic conditions continued to be uncertain in

Letter to Shareholders	Wells Fargo Advantage International Bond Fund	3

countries like Spain and Italy, with escalating concerns in France and Belgium, among others. Meanwhile, the eurozone periphery looked less promising as growth continued to languish, due in part to deficit-reduction measures, as well as Greek debt contagion risk. The U.K. has a deteriorating growth outlook as well, in part a result of the country’s deficit-reduction measures. By contrast, Japan demonstrated one of the best economic outlooks, recovering strongly from the effects of the earthquake and tsunami that devastated the country in March 2011. Real yields and growth prospects in Japan now look to be the best of the major economies, with the potential for the yen to appreciate relative to the euro and the U.S. dollar.

Bonds and currencies of smaller economies continued to demonstrate strength.

Bonds and currencies of the smaller economies generally demonstrated the most appreciation during the period, despite some volatility and shifts in valuations late in the period. We continued to see several indications that growth in the largest economies will likely remain restrained for some time while these governments continue to address massive levels of debt. By contrast, the outlook continued to appear better for the smaller, more dynamic economies that have healthier growth prospects, lower deficits, and trade surpluses. Markets demonstrated several trends in that direction throughout much of the period, before a retracement of those trends during the final three months, as investors retreated from risk and fled to the relatively safer havens of the U.S. Treasury and the U.S. dollar. For much of the period, the U.S. dollar devalued and the currencies of smaller countries—notably Denmark, Sweden, Norway, Brazil, and Korea—appreciated. Those trends generally ceased with the escalation of the Greek credit crisis in August, September, and October, but the long-term macro trend for the smaller currencies to appreciate remained in place, in our estimation.

Short-term volatility shouldn’t derail long-term investment goals.

Although we cannot definitively say what near-term fixed-income performance will look like—across either the largest economic regions or the smaller, more dynamic economies—we continue to encourage investors to maintain fully diversified, actively managed portfolios, which we believe may provide better protection from risk and added opportunities to capture relative value.

In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key factor in determining which investment strategies perform well and which do not. We believe it is important to have the right caretakers in charge of investors’ assets during times of uncertainty and opportunity. At Wells Fargo Advantage Funds, we intend to continue measuring relative-value opportunities in the international fixed-income markets. As evidenced by the performance of international fixed-income assets during the recent 12-month period, heightened risks often may accompany opportunities.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we

The outlook continued to appear better for the smaller, more dynamic economies that have healthier growth prospects, lower deficits, and trade surpluses.

4	Wells Fargo Advantage International Bond Fund	Letter to Shareholders

believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage International Bond Fund	5

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

First International Advisors, LLC

PORTFOLIO MANAGERS

Michael Lee

Tony Norris

Alex Perrin

Peter Wilson

FUND INCEPTION

December 15, 1993

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	1.93%
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[1]	3.49%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.03% for Class A. The Fund’s gross and net expense ratios are 1.11% and 1.03%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in US dollars. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage International Bond Fund Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market Ex. U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage International Bond Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the BofA Merrill Lynch Global Broad Market Ex-U.S. Index, over the 12-month period that ended October 31, 2011, primarily due to underperformance in various currency allocations.

■	Country positioning added value.

■	Duration[3] positioning had a broadly neutral impact over the period.

■	Security selection made a small positive contribution to returns.

Extraordinarily accommodative monetary policies continued across the largest economic regions.

Expectations for global growth continued to subside through the first and second quarters of 2011, while fears of a double-dip recession once again worried the markets. The prolonged bartering within the eurozone and governments’ inability to arrive at a clear political solution allowed risk to spread throughout the periphery markets, resulting in several credit downgrades and the continued widening of spreads. European banks also came under pressure, with Dexia being the first to require substantial government help. By the third quarter, the contagion had spread to the debt of Belgium and France.

The largest economies faced headwinds during the period, as the U.S. suffered a credit downgrade from Standard & Poor’s on worries that the country’s deficit was becoming unmanageable and that the lack of sustainable growth would continue to worsen. In the U.K., the inability to promote growth while dealing with the deficit problem sparked a second round of quantitative easing. After the earthquake and tsunami, Japan had to revert to extremely accommodative measures to repair its economy, including quantitative easing.

Elsewhere, inflation problems had forced central banks to move to a tightening phase, which resulted in a global slowing of the world’s economy throughout the progression of 2011. These influences drove global yields down to lows not seen since late 2008 and, in some cases, new record lows. However, with a slowing economic backdrop, some respite was seen in inflationary pressures, particularly in the prices of food staples, oil, and metals. This “risk averse” backdrop led us to reduce the Fund’s exposure to corporate debt in both investment-grade and high-yield markets. We also reduced the Fund’s risk exposure to the foreign exchange markets and brought duration risk below the benchmark.

3.	Duration is a measurement of the sensitivity of a bond’s price to changes in Treasury yields.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Bond Fund	7

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF OCTOBER 31, 2011)
Germany, 0.75%, 09/13/2013	8.64%
Sweden, 4.50%, 08/12/2015	5.02%
Denmark, 4.00%, 11/15/2017	4.60%
Poland, 5.25%, 10/25/2020	2.82%
Mexico, 8.50%, 11/18/2038	2.81%
New Zealand, 6.00%, 12/15/2017	2.80%
Australia Series 25CI, 3.21%, 09/20/2025	2.74%
Canada, 2.50%, 09/01/2013	2.69%
Norway, 3.75%, 05/25/2021	2.66%
Czech Republic, 5.00%, 04/11/2019	2.65%

However, looking forward, sovereign debt and consumer debt levels in countries like the U.K., the U.S., and periphery Europe remain at excessive levels, in our view. Additionally, we do not believe there is a firm, sustainable plan yet in place in the European Union to cure the eurozone periphery, nor plans in either the U.K. or the U.S. to bring debt down by any meaningful degree. We view property markets as still fragile in these regions, and note that price declines have returned to some areas. Unemployment remains high, and we see more prospective job losses from the public sector in both the U.S. and Europe, where governments continue to look for savings and the reduction of payrolls. Therefore, we still question where sustainable growth will come from. Discretionary spending remains limited, and we believe corporate investment is likely to remain curtailed if companies cannot see growth benefits.

Overweight allocations to smaller economies added value during the period.

The Fund’s underweight positioning in the bond markets of Japan and the eurozone added value, as did overweight allocations to Australia, Brazil, the Czech Republic, Denmark, Malaysia, Mexico, New Zealand, and Sweden. During a very mixed period, duration positioning had a largely neutral effect, while small overweight positions in both high-yield and inflation-protected securities added a little value.

In currency, positioning in the Australian dollar, euro, Japanese yen, Mexican peso, and British pound all detracted from performance. The cost of currency hedges to manage foreign exchange volatility during the period was higher than usual and thus detracted from performance.

PORTFOLIO ALLOCATION[5] (AS OF OCTOBER 31, 2011)

The outlook appears better for smaller economies with higher yields, stronger growth, and lower deficits.

Again, going forward, we continue to believe that the global economic recovery is fragile and that a protracted period of “subtrend” growth in the old, developed economies is the most likely outcome. As such, our strategic view continues (as it has for the last year) to underweight the old, industrialized, lower-yielding economies with structural problems and overweight those economies that not only have higher yields but also have healthier, more sustainable growth, lower deficits (in some cases, surpluses), and central banks that have the ability to maneuver freely.

4.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

5.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage International Bond Fund	Performance Highlights (Unaudited)

Therefore, from a portfolio view, it continues to be an easy decision in our estimation to underweight the bond markets of the U.S., the U.K., the eurozone, and Japan in favor of a diversified overweight exposure to the smaller, healthier economies, as we have done throughout much of the recent reporting period. Similarly, we believe the currencies of those old, developed markets will likely need to decline over the long term. Looking through the remainder of 2011 into 2012, we believe the outlook for growth remains under pressure and that risk aversion will continue to weigh on markets through the remainder of 2011. With inflationary pressures in the smaller economies of Asia easing back and central banks moving to a less restrictive bias in those economies, we are hopeful that growth will be sustained through 2012, albeit still remaining modestly depressed.

Therefore, until the picture clarifies, we believe a slightly below-neutral position in credit, with a bias toward higher quality within our sector allocations, plus some diversification through inflation-protected securities, remains the best positioning for the upcoming period. In general, we continue to favor smaller, more dynamic global economies, as we have throughout much of the most recent period.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Bond Fund	9

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (ESIYX)	09/30/2003	(4.36)	(2.68)	7.42	8.32	0.17	1.93	8.42	8.83	1.11%	1.03%
Class B (ESIUX)**	09/30/2003	(5.13)	(3.70)	7.33	8.29	(0.21)	1.15	7.63	8.29	1.86%	1.78%
Class C (ESIVX)	09/30/2003	(1.25)	0.11	7.62	8.04	(0.25)	1.11	7.62	8.04	1.86%	1.78%
Administrator Class (ESIDX)	07/30/2010					0.20	2.03	8.57	8.99	1.05%	0.85%
Institutional Class (ESICX)	12/15/1993					0.33	2.19	8.71	9.12	0.78%	0.73%
BofA Merrill Lynch Global Broad Market Ex. U.S. Index						0.82	3.49	7.29	8.32

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to high yield securities risk, mortgage-and asset-backed securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for Class A, Class B, Class C and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, Class C and Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage International Bond Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,001.68	$5.15	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19	1.02%
Class B
Actual	$1,000.00	$997.90	$8.86	1.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.33	$8.94	1.76%
Class C
Actual	$1,000.00	$997.50	$8.91	1.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.28	$9.00	1.77%
Administrator Class
Actual	$1,000.00	$1,002.02	$4.29	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class
Actual	$1,000.00	$1,003.26	$3.48	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage International Bond Fund	11

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 0.71%

United States: 0.71%
Anheuser-Busch In Bev Worldwide Incorporated (Consumer Staples, Beverages)	6.88%	11/15/2019	$9,525,000	$12,186,209

Total Corporate Bonds and Notes (Cost $9,495,463)				12,186,209

Foreign Corporate Bonds and Notes@: 28.61%

Australia: 1.02%
General Electric Capital Australia Funding (Financials, Diversified Financial Services, AUD)	6.00	03/15/2019	1,405,000	1,403,644
International Bank for Reconstruction & Development (Financials, Commercial Banks, AUD)	5.75	10/01/2020	4,000,000	4,368,616
New South Wales Treasury Corporation (Financials, Diversified Financial Services, AUD)	2.75	11/20/2025	5,000,000	5,955,745
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	4.25	03/23/2020	4,000,000	5,743,656

				17,471,661

Brazil: 0.02%
Banco Do Brasil (Financials, Commercial Banks, EUR)	4.50	01/20/2016	300,000	417,186

Cayman Islands: 0.02%
Voto-Votorantim Limited (Financials, Diversified Financial Services, EUR)	5.25	04/28/2017	300,000	414,591

France: 1.29%
BNP Paribas (Financials, Commercial Banks, EUR)	3.50	03/07/2016	5,700,000	7,927,953
Casino Guichard Perrach (Consumer Staples, Food & Staples Retailing, EUR)	4.38	02/08/2017	5,000,000	6,873,495
Veolia Environnement SA (Utilities, Multi-Utilities, EUR)	4.38	01/16/2017	5,000,000	7,333,693

				22,135,141

Germany: 10.72%
Bayerische Landesbank (Financials, Commercial Banks, EUR)	1.88	06/30/2014	15,000,000	20,868,265
Dexia Kommunalbank AG (Financials, Commercial Banks, EUR)	3.50	06/05/2014	31,080,000	43,058,680
Eurohypo AG (Financials, Commercial Banks, EUR)	3.75	03/24/2014	31,080,000	44,765,005
KFW Bankengruppe (Financials, Commercial Banks, EUR)	2.25	09/21/2017	12,650,000	17,689,853
KFW Bankengruppe (Financials, Commercial Banks, NOK)	3.75	09/25/2015	75,500,000	13,920,600
KFW Bankengruppe (Financials, Commercial Banks, AUD)	6.25	12/04/2019	7,700,000	8,552,654
KFW Bankengruppe (Financials, Commercial Banks, TRY)	7.75	02/03/2016	3,000,000	1,689,663
Kreditanstalt fur Wiederaufbau (Financials, Commercial Banks, EUR)	3.88	01/21/2019	6,250,000	9,544,823
LB Baden-Wuerttemberg (Financials, Commercial Banks, EUR)	1.75	01/17/2014	15,000,000	20,830,967
UPC Holdings BV (Consumer Discretionary, Media, EUR)	9.63	12/01/2019	2,400,000	3,520,133

				184,440,643

Ireland: 0.28%
Smurfit Kappa Acquisitions (Financials, Diversified Financial Services, EUR)	7.75	11/15/2019	800,000	1,140,169
Smurfit Kappa Funding plc (Financials, Diversified Financial Services, EUR)	7.25	11/15/2017	2,650,000	3,758,475

				4,898,644

Luxembourg: 4.31%
EFSF (Financials, Commercial Banks, EUR)	3.38	07/05/2021	9,000,000	12,482,453
European Investment Bank (Financials, Commercial Banks, EUR)	3.13	03/03/2017	12,350,000	17,820,262

12	Wells Fargo Advantage International Bond Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Luxembourg (continued)
European Investment Bank (Financials, Commercial Banks, EUR)	4.25%	10/15/2014	$4,640,000	$6,918,781
European Investment Bank (Financials, Commercial Banks, NZD)	6.50	09/10/2014	11,189,000	9,655,819
European Investment Bank (Financials, Commercial Banks, AUD)	6.50	08/07/2019	16,400,000	18,143,899
European Investment Bank (Financials, Commercial Banks, ZAR)	9.00	12/21/2018	29,450,000	3,967,947
European Investment Bank (Financials, Commercial Banks, TRY)	9.63	04/01/2015	1,050,000	614,776
European Investment Bank (Financials, Commercial Banks, TRY)	10.00	09/10/2013	1,200,000	695,680
Fiat Industrial Finance SA (Financials, Diversified Financial Services, EUR)	6.25	03/09/2018	3,000,000	3,829,390

				74,129,007

Netherlands: 2.86%
Bank Nederlandse Gemeenten (Financials, Commercial Banks, EUR)	2.63	09/01/2020	12,250,000	16,607,607
Deutsche Telekom International Finance B.V. (Financials, Diversified Financial Services, EUR)	6.00	01/20/2017	7,000,000	11,135,085
Heidelberg Cement AG (Materials, Construction Materials, EUR)	8.50	10/31/2019	1,730,000	2,555,383
New World Resources NV (Materials, Metals & Mining, EUR)	7.38	05/15/2015	2,765,000	3,596,375
Rabobank Nederland (Financials, Commercial Banks, EUR)	4.25	01/16/2017	5,541,000	8,112,946
Rabobank Nederland (Financials, Commercial Banks, NZD)	6.25	07/10/2014	4,361,000	3,707,134
Ziggo Bond Company B.V. (Consumer Discretionary, Media, EUR) 144A(i)	8.00	05/15/2018	2,500,000	3,528,435

				49,242,965

South Africa: 0.14%
Foodcorp Limited (Consumer Staples, Food & Staples Retailing, EUR) 144A	8.75	03/01/2018	100,000	130,068
Savcio Holdings Limited (Industrials, Machinery, EUR)	8.00	02/15/2013	1,701,000	2,259,527

				2,389,595

Switzerland: 0.81%
Eurofima (Financials, Commercial Banks, AUD)	6.25	12/28/2018	12,750,000	14,025,595

United Kingdom: 3.91%
BAA Funding Limited (Financials, Diversified Financial Services, EUR)	4.13	10/12/2018	3,026,000	4,227,423
BAA Funding Limited (Financials, Diversified Financial Services, EUR)	4.60	02/15/2018	4,000,000	5,481,445
British American Tobacco plc (Consumer Staples, Tobacco, EUR)	5.88	03/12/2015	8,175,000	12,581,559
GlaxoSmithKline plc (Health Care, Pharmaceuticals, EUR)	5.63	12/13/2017	8,000,000	12,988,327
Infinis plc (Utilities, Independent Power Producers & Energy Traders, GBP)	9.13	12/15/2014	2,172,000	3,518,553
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail, GBP)	6.13	12/02/2019	4,000,000	6,917,356
Nationwide Building Society (Financials, Thrifts & Mortgage Finance, EUR)	3.75	01/20/2015	4,000,000	5,526,293
Tesco plc (Consumer Staples, Food & Staples Retailing, EUR)	5.88	09/12/2016	5,350,000	8,533,831
Virgin Media Finance plc (Financials, Consumer Finance, GBP)	8.88	10/15/2019	2,143,000	3,721,389
William Hill plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	7.13	11/11/2016	2,250,000	3,744,398

				67,240,574

United States: 3.23%
General Electric Capital Corporation (Financials, Diversified Financial Services, NZD)	7.63	12/10/2014	10,200,000	8,909,850
International Bank Recronstruction & Development (Financials, Diversified Financial Services, EUR)	3.88	05/20/2019	14,100,000	21,537,882
Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, EUR)	6.75	10/15/2018	1,920,000	2,444,168
Pfizer Incorporated (Health Care, Pharmaceuticals, EUR)	4.75	06/03/2016	6,600,000	10,126,502
Procter & Gamble Company (Consumer Staples, Household Products, EUR)	5.13	10/24/2017	6,000,000	9,568,668

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage International Bond Fund	13

Security Name	Interest Rate	Maturity Date	Principal	Value

United States (continued)
Rockwood Specialties Group Incorporated (Materials, Chemicals, EUR)	7.63%	11/15/2014	$2,200,000	$3,055,708

				55,642,778

Total Foreign Corporate Bonds and Notes (Cost $473,821,706)				492,448,380

Foreign Government Bonds@: 62.32%
Australia Series 124 (AUD)	5.75	05/15/2021	36,300,000	41,877,538
Australia Series 25CI (AUD)	3.21	09/20/2025	37,985,000	47,228,996
Brazil (BRL)	10.25	01/10/2028	4,520,000	2,928,911
Brazil (BRL)	12.50	01/05/2016	20,000,000	13,571,366
Brazil (BRL)	12.50	01/05/2022	41,700,000	30,178,670
Caisse d’Amortissement de la Dette Sociale (EUR)	3.38	04/25/2021	5,175,000	7,177,984
Caisse d’Amortissement de la Dette Sociale (EUR)	4.13	04/25/2017	10,735,000	15,887,963
Canada (CAD)	2.50	09/01/2013	45,000,000	46,364,786
Canada (NZD)	6.25	06/16/2015	18,150,000	15,662,352
Canada Housing Trust 144A (CAD)	3.35	12/15/2020	31,000,000	32,613,835
Croatia (EUR)	5.88	07/09/2018	500,000	657,258
Czech Republic (CZK)	5.00	04/11/2019	724,600,000	45,552,575
Denmark (DKK)	4.00	11/15/2017	375,395,000	79,248,861
Germany (EUR)	0.75	09/13/2013	107,150,000	148,737,900
Germany (EUR)	1.75	10/09/2015	8,250,000	11,774,315
Germany (EUR)	2.25	04/11/2014	27,800,000	40,051,695
Germany (EUR)	4.25	07/04/2017	13,280,000	21,252,410
Korea (KRW)	5.25	09/10/2015	11,400,000,000	10,751,809
Korea (KRW)	5.25	03/10/2027	33,590,000,000	34,487,491
Mexico (MXN)	8.50	11/18/2038	578,300,000	48,386,184
Mexico (MXN)	10.00	12/05/2024	37,720,000	3,711,790
Morocco (EUR)	4.50	10/05/2020	250,000	310,018
Morocco (EUR)	5.38	06/27/2017	245,000	348,329
Netherlands 144A (EUR)	2.50	01/15/2017	6,500,000	9,361,727
Netherlands (EUR)	3.25	07/15/2021	23,000,000	33,988,571
New Zealand (NZD)	6.00	12/15/2017	53,990,000	48,164,032
Norway (NOK)	3.75	05/25/2021	235,000,000	45,772,781
Norway (NOK)	4.25	05/19/2017	100,790,000	19,868,087
Philippines (EUR)	6.25	03/15/2016	750,000	1,107,306
Poland (PLN)	5.25	10/25/2020	158,700,000	48,489,857
Province of Ontario (AUD)	6.25	09/29/2020	13,600,000	14,903,073
Queensland Treasury (AUD)	6.25	02/21/2020	13,650,000	15,313,033
Republic of Chile (CLP)	5.50	08/05/2020	231,500,000	496,713
Republic of Peru (PEN)	7.84	08/12/2020	4,500,000	1,905,368
Republic of Peru (PEN)	8.20	08/12/2026	1,600,000	710,802
Slovenia (EUR)	4.38	02/06/2019	12,575,000	16,528,286
South Africa (ZAR)	6.75	03/31/2021	255,405,000	29,898,140
Sweden (SEK)	4.50	08/12/2015	507,000,000	86,449,317
Turkey (EUR)	5.50	02/16/2017	620,000	889,207

Total Foreign Government Bonds (Cost $1,026,197,347)				1,072,609,336

Yankee Corporate Bonds and Notes: 3.43%

Bermuda: 0.33%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75	02/16/2021	5,550,000	5,647,125

14	Wells Fargo Advantage International Bond Fund	Portfolio of Investments—October 31, 2011

Security Name	Interest Rate	Maturity Date	Principal	Value

Brazil: 0.02%
Banco Votorantim (Financials, Commercial Banks) 144A	5.25%	02/11/2016	$220,000	$220,000
BM&F Bovespa SA (Financials, Diversified Financial Services)	5.50	07/16/2020	200,000	205,240

				425,240

Cayman Islands: 0.50%
International Petroleum Investment Company (Energy, Oil, Gas & Consumable Fuels) 144A	5.00	11/15/2020	5,700,000	5,707,125
Petroplus Finance Limited (Financials, Consumer Finance)	5.75	01/20/2020	2,685,000	2,891,364

				8,598,489

Ireland: 0.18%
VimpelCom Limited (Telecommunication Services, Diversified Telecommunication Services) 144A	7.75	02/02/2021	3,000,000	2,880,000
VimpelCom Limited (Telecommunication Services, Diversified Telecommunication Services)	9.13	04/30/2018	240,000	253,800

				3,133,800

Kazakhstan: 0.03%
Eurasian Development Bank (Financials, Commercial Banks) 144A(i)	7.38	09/29/2014	300,000	315,750
Kazatomprom (Materials, Metals & Mining) 144A	6.25	05/20/2015	200,000	206,500

				522,250

Luxembourg: 0.03%
TNK BP Finance SA (Financials, Commercial Banks)	6.63	03/20/2017	400,000	429,000

Netherlands: 0.24%
Mubadala Development Company-Global Medium Term Note (Energy, Oil, Gas & Consumable Fuels) 144A	5.50	04/20/2021	3,200,000	3,435,894
VimpelCom Holdings B.V. (Telecommunication Services, Diversified Telecommunication Services) 144A	7.50	03/01/2022	800,000	750,000

				4,185,894

Peru: 0.65%
Banco De Credito Del Peru (Financials, Commercial Banks) 144A(i)	4.75	03/16/2016	11,160,000	11,110,896

South Africa: 0.33%
Eskom Holdings Limited (Utilities, Electric Utilities) 144A	5.75	01/26/2021	225,000	237,370
Sable International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	7.75	02/15/2017	2,795,000	2,795,000
Transnet Limited (Industrials, Transportation Infrastructure) 144A	4.50	02/10/2016	2,500,000	2,620,378

				5,652,748

United Kingdom: 1.12%
Lloyds TSB Bank plc (Financials, Commercial Banks)	6.38	01/21/2021	7,700,000	8,271,078
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	6.25	12/01/2017	2,500,000	2,840,473
Royal Bank of Scotland plc (Financials, Commercial Banks)	6.13	01/11/2021	7,700,000	8,154,392

				19,265,943

Total Yankee Corporate Bonds and Notes (Cost $56,495,080)				58,971,385

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage International Bond Fund	15

Security Name	Interest Rate	Maturity Date	Principal	Value

Yankee Government Bonds: 0.61%
Bahamas 144A	6.95%	11/20/2029	$400,000	$443,875
Colombia	8.13	05/21/2024	775,000	1,056,325
Croatia	6.63	07/14/2020	1,000,000	986,250
Dominican Republic	7.50	05/06/2021	1,000,000	1,038,000
Philippines	5.50	03/30/2026	2,725,000	2,977,063
Republic of Chile	3.25	09/14/2021	500,000	493,750
Republic of Colombia	4.38	07/12/2021	1,000,000	1,045,000
Republic of Sri Lanka 144A	6.25	07/27/2021	1,000,000	1,018,696
Republic of Sri Lanka	7.40	01/22/2015	435,000	470,888
Russia	7.50	03/31/2030	334,000	395,790
Socialist Republic of Vietnam(i)	6.75	01/29/2020	500,000	505,000

Total Yankee Government Bonds (Cost $9,961,239)				10,430,637

	Yield		Shares
Short-Term Investments: 1.30%

Investment Companies: 1.30%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07		22,315,858	22,315,858

Total Short-Term Investments (Cost $22,315,858)				22,315,858

Total Investments in Securities
(Cost $1,598,286,693)*	96.98%	1,668,961,805
Other Assets and Liabilities, Net	3.02	52,030,540

Total Net Assets	100.00%	$1,720,992,345

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

@	Foreign bond principal is denominated in local currency.

(i)	Illiquid security for which the designation of illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,598,395,380 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$118,565,477
Gross unrealized depreciation	(47,999,052)

Net unrealized appreciation	$70,566,425

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Bond Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities, at value	$1,646,645,947
In affiliated securities, at value	22,315,858

Total investments, at value (see cost below)	1,668,961,805
Foreign currency, at value (see cost below)	29,021,190
Receivable for investments sold	11,732,338
Receivable for Fund shares sold	4,220,979
Receivable for interest	25,819,603
Unrealized gains on forward foreign currency contracts	11,850,311
Prepaid expenses and other assets	170,993

Total assets	1,751,777,219

Liabilities
Payable for Fund shares redeemed	4,216,600
Unrealized losses on forward foreign currency contracts	25,189,539
Advisory fee payable	771,221
Distribution fees payable	22,963
Due to other related parties	221,918
Accrued expenses and other liabilities	362,633

Total liabilities	30,784,874

Total net assets	$1,720,992,345

NET ASSETS CONSIST OF
Paid-in capital	$1,615,200,744
Undistributed net investment income	40,851,315
Accumulated net realized gains on investments	8,498,855
Net unrealized gains on investments	56,441,431

Total net assets	$1,720,992,345

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$286,577,001
Shares outstanding – Class A	24,181,283
Net asset value per share – Class A	$11.85
Maximum offering price per share – Class A2	$12.41
Net assets – Class B	$6,925,400
Shares outstanding – Class B	582,904
Net asset value per share – Class B	$11.88
Net assets – Class C	$27,860,598
Shares outstanding – Class C	2,358,307
Net asset value per share – Class C	$11.81
Net assets – Administrator Class	$170,835,920
Shares outstanding – Administrator Class	14,435,558
Net asset value per share – Administrator Class	$11.83
Net assets – Institutional Class	$1,228,793,426
Shares outstanding – Institutional Class	103,746,901
Net asset value per share – Institutional Class	$11.84

Total investments, at cost	$1,598,286,693

Foreign currency, at cost	$29,257,604

1.	The Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage International Bond Fund	17

Investment income
Interest*	$72,704,810
Income from affiliated securities	51,417

Total investment income	72,756,227

Expenses
Advisory fee	8,868,969
Administration fees
Fund level	849,397
Class A	429,779
Class B	13,376
Class C	42,377
Administrator Class	41,497
Institutional Class	1,083,071
Shareholder servicing fees
Class A	669,402
Class B	20,900
Class C	66,214
Administrator Class	99,611
Distribution fees
Class B	62,699
Class C	198,640
Custody and accounting fees	384,736
Professional fees	45,800
Registration fees	73,319
Shareholder report expenses	131,101
Trustees’ fees and expenses	12,001
Other fees and expenses	2,639

Total expenses	13,095,528
Less: Fee waivers and/or expense reimbursements	(46,384)

Net expenses	13,049,144

Net investment income	59,707,083

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	47,722,730
Forward foreign currency contract transactions	(634,759)

Net realized gains on investments	47,087,971

Net change in unrealized gains (losses) on:
Unaffiliated securities	(40,769,894)
Forward foreign currency contract transactions	(15,305,079)

Net change in unrealized gains (losses) on investments	(56,074,973)

Net realized and unrealized gains (losses) on investments	(8,987,002)

Net increase in net assets resulting from operations	$50,720,081

* Net of foreign interest withholding taxes of	$312,643

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Bond Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]

Operations
Net investment income		$59,707,083			$50,118,820
Net realized gains on investments		47,087,971			33,374,365
Net change in unrealized gains (losses) on investments		(56,074,973)			45,467,242

Net increase in net assets resulting from operations		50,720,081			128,960,427

Distributions to shareholders from
Net investment income
Class A		(11,454,422)			(10,297,645)
Class B		(289,849)			(225,571)
Class C		(994,954)			(769,834)
Class IS		NA			(120,983)[2]
Administrator Class		(1,550,925)			(27,636)[3]
Institutional Class		(60,133,323)			(39,498,213)[4]
Net realized gains
Class A		(1,598,161)			0
Class B		(60,416)			0
Class C		(191,188)			0
Administrator Class		(105,788)			0	[3]
Institutional Class		(8,219,774)			0	[4]

Total distributions to shareholders		(84,598,800)			(50,939,882)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,826,858	151,475,309	21,018,393		239,477,394
Class B	31,483	369,688	97,238		1,112,583
Class C	641,988	7,727,087	750,802		8,632,783
Class IS	NA	NA	3,748	[2]	42,407	[2]
Administrator Class	14,800,564	174,600,594	403,036	[3]	4,724,608	[3]
Institutional Class	42,238,819	496,446,315	44,463,194	[4]	514,090,908	[4]

		830,618,993			768,080,683

Reinvestment of distributions
Class A	1,011,153	11,676,617	786,024		8,838,701
Class B	21,656	249,476	14,397		162,008
Class C	65,113	749,728	40,113		451,225
Class IS	NA	NA	6,808	[2]	76,222	[2]
Administrator Class	69,499	811,895	55	[3]	656	[3]
Institutional Class	2,850,810	32,838,438	1,813,472	[4]	20,557,478	[4]

		46,326,154			30,086,290

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Bond Fund	19

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]

Capital share transactions (continued)	Shares		Shares
Payment for shares redeemed
Class A	(10,512,419)	$(124,295,595)	(22,240,525)	$(254,648,040)
Class B	(291,228)	(3,462,963)	(297,508)	(3,385,236)
Class C	(887,369)	(10,329,423)	(1,147,740)	(12,953,242)
Class IS	NA	NA	(437,013)[2]	(4,854,537)[2]
Administrator Class	(832,282)	(9,792,149)	(5,314)[3]	(63,377)[3]
Institutional Class	(45,688,690)	(551,411,044)	(27,964,429)[4]	(316,984,637)[4]

		(699,291,174)		(592,889,069)

Net increase in net assets resulting from capital share transactions		177,653,973		205,277,904

Total increase in net assets		143,775,254		283,298,449

Net assets
Beginning of period		1,577,217,091		1,293,918,642

End of period		$1,720,992,345		$1,577,217,091

Undistributed net investment income		$40,851,315		$18,376,821

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Evergreen International Bond Fund.

2.	Class IS shares of Evergreen International Bond Fund became Class A shares on July 12, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of Evergreen International Bond Fund became Institutional Class shares on July 12, 2010.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$12.23	$11.59	$10.36	$11.57	$10.54
Net investment income	0.39 [2]	0.40	0.39 [2]	0.47 [2]	0.43 [2]
Net realized and unrealized gains (losses) on investments	(0.18)	0.65	2.20	(0.92)	0.71

Total from investment operations	0.21	1.05	2.59	(0.45)	1.14
Distributions to shareholders from
Net investment income	(0.51)	(0.41)	(1.36)	(0.76)	(0.11)
Net realized gains	(0.08)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.59)	(0.41)	(1.36)	(0.76)	(0.11)
Net asset value, end of period	$11.85	$12.23	$11.59	$10.36	$11.57
Total return[3]	1.93%	9.35%	26.34%	(4.07)%	10.90%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.10%	1.05%	1.01%	1.05%
Net expenses	1.02%	1.08%	1.05%	0.99%	1.00%
Net investment income	3.26%	3.53%	3.65%	4.05%	4.01%
Supplemental data
Portfolio turnover rate	88%	89%	118%	87%	106%
Net assets, end of period (000’s omitted)	$286,577	$255,134	$246,719	$66,649	$49,993

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Bond Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$12.25	$11.54	$10.37	$11.58	$10.56
Net investment income	0.31	0.29	0.30 [2]	0.38 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.19)	0.67	2.21	(0.91)	0.70

Total from investment operations	0.12	0.96	2.51	(0.53)	1.05
Distributions to shareholders from
Net investment income	(0.41)	(0.25)	(1.34)	(0.68)	(0.03)
Net realized gains	(0.08)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.49)	(0.25)	(1.34)	(0.68)	(0.03)
Net asset value, end of period	$11.88	$12.25	$11.54	$10.37	$11.58
Total return[3]	1.15%	8.55%	25.44%	(4.74)%	10.08%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.85%	1.79%	1.74%	1.74%
Net expenses	1.77%	1.82%	1.79%	1.74%	1.74%
Net investment income	2.53%	2.77%	2.86%	3.30%	3.28%
Supplemental data
Portfolio turnover rate	88%	89%	118%	87%	106%
Net assets, end of period (000’s omitted)	$6,925	$10,060	$11,615	$10,345	$7,747

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$12.20	$11.51	$10.35	$11.56	$10.53
Net investment income	0.31	0.33	0.30 [2]	0.38 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.19)	0.64	2.20	(0.91)	0.71

Total from investment operations	0.12	0.97	2.50	(0.53)	1.06
Distributions to shareholders from
Net investment income	(0.43)	(0.28)	(1.34)	(0.68)	(0.03)
Net realized gains	(0.08)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.51)	(0.28)	(1.34)	(0.68)	(0.03)
Net asset value, end of period	$11.81	$12.20	$11.51	$10.35	$11.56
Total return[3]	1.11%	8.61%	25.47%	(4.85)%	10.09%
Ratios to average net assets (annualized)
Gross expenses	1.77%	1.85%	1.79%	1.74%	1.74%
Net expenses	1.77%	1.82%	1.79%	1.74%	1.74%
Net investment income	2.50%	2.77%	2.87%	3.31%	3.27%
Supplemental data
Portfolio turnover rate	88%	89%	118%	87%	106%
Net assets, end of period (000’s omitted)	$27,861	$30,974	$33,330	$18,044	$19,983

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Bond Fund	23

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$12.23	$11.39
Net investment income	0.38 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.16)	0.82

Total from investment operations	0.22	0.93
Distributions to shareholders from
Net investment income	(0.54)	(0.09)
Net realized gains	(0.08)	0.00

Total distributions to shareholders	(0.62)	(0.09)
Net asset value, end of period	$11.83	$12.23
Total return[3]	2.03%	8.21%
Ratios to average net assets (annualized)
Gross expenses	0.95%	1.05%
Net expenses	0.85%	0.85%
Net investment income	3.21%	3.63%
Supplemental data
Portfolio turnover rate	88%	89%
Net assets, end of period (000’s omitted)	$170,836	$4,866

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage International Bond Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$12.23	$11.59	$10.35	$11.56	$10.54
Net investment income	0.44	0.44	0.43	0.50	0.47
Net realized and unrealized gains (losses) on investments	(0.20)	0.65	2.18	(0.92)	0.69

Total from investment operations	0.24	1.09	2.61	(0.42)	1.16
Distributions to shareholders from
Net investment income	(0.55)	(0.45)	(1.37)	(0.79)	(0.14)
Net realized gains	(0.08)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.63)	(0.45)	(1.37)	(0.79)	(0.14)
Net asset value, end of period	$11.84	$12.23	$11.59	$10.35	$11.56
Total return	2.19%	9.73%	26.71%	(3.88)%	11.14%
Ratios to average net assets (annualized)
Gross expenses	0.69%	0.82%	0.79%	0.73%	0.74%
Net expenses	0.69%	0.80%	0.79%	0.73%	0.74%
Net investment income	3.60%	3.79%	3.86%	4.31%	4.31%
Supplemental data
Portfolio turnover rate	88%	89%	118%	87%	106%
Net assets, end of period (000’s omitted)	$1,228,793	$1,276,184	$997,308	$902,304	$1,032,304

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen International Bond Fund.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency

26	Wells Fargo Advantage International Bond Fund	Notes to Financial Statements

changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Interest income from foreign securities is recorded net of foreign tax withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gains on Investments
$37,190,884	$(37,190,884)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Corporate bonds and notes	$0	$12,186,209	$0	$12,186,209
Foreign corporate bonds and notes	0	492,448,380	0	492,448,380
Foreign government bonds	0	1,072,609,336	0	1,072,609,336
Yankee corporate bonds and notes	0	58,971,385	0	58,971,385
Yankee government bonds	0	10,430,637	0	10,430,637
Short-term investments
Investment companies	22,315,858	0	0	22,315,858
	$22,315,858	$1,646,645,947	$0	$1,668,961,805

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(13,339,228)	$0	$(13,339,228)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage International Bond Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate bonds and notes
Balance as of October, 2010	$3,044,467
Accrued discounts (premiums)	0
Realized gains (losses)	(594,073)
Change in unrealized gains (losses)	756
Purchases	0
Sales	(2,451,150)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of Octbober 31, 2011	$0
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$0

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. First International Advisors, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $17,163 from the sale of Class A shares and $10,077, $6,275, and $327 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $1,583,319,840 and $1,470,159,081, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At October 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive	U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
12/12/2011	State Street Bank	11,000,000,000 JPY	$140,807,450	$143,593,760	$(2,786,310)

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at October 31, 2011	In Exchange For		U.S. Value at October 31, 2011	Net Unrealized Gains (Losses)
11/02/2011	State Street Bank	6,502,257,900	JPY	$83,170,349	79,550,000	CAD	$79,807,566	$3,362,783
11/02/2011	State Street Bank	79,550,000	CAD	79,807,566	6,208,320,650	JPY	79,410,599	396,967
11/10/2011	State Street Bank	25,000,000	NOK	4,487,253	3,179,852	EUR	4,399,606	87,647
11/10/2011	State Street Bank	61,831,381	EUR	85,549,155	485,500,000	NOK	87,142,453	(1,593,298)
11/18/2011	State Street Bank	3,819,271,000	JPY	48,866,378	145,000,000	PLN	45,511,837	3,354,541
12/13/2011	State Street Bank	6,414,655,000	JPY	82,113,698	107,900,000	NZD	87,012,270	(4,898,572)
12/21/2011	State Street Bank	1,680,780,000	JPY	21,519,296	13,933,812	GBP	22,392,614	(873,318)
01/06/2012	State Street Bank	2,145,060,000	JPY	27,472,831	30,000,000	AUD	31,371,163	(3,898,332)
01/17/2012	State Street Bank	10,615,000,000	JPY	135,978,571	100,711,575	EUR	139,282,565	(3,303,994)
01/25/2012	State Street Bank	10,574,655,000	JPY	135,481,379	136,500,000	AUD	142,424,799	(6,943,420)
02/02/2012	State Street Bank	6,141,460,000	JPY	78,695,150	79,000,000	CAD	79,094,113	(398,963)

30	Wells Fargo Advantage International Bond Fund	Notes to Financial Statements

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver		U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/25/2011	State Street Bank	230,000,000	ZAR	$28,884,336	$31,537,089	$2,652,753
12/14/2011	State Street Bank	838,900,000	CZK	46,685,099	46,595,201	(89,898)
12/14/2011	State Street Bank	610,000,000	MXN	45,597,731	47,552,600	1,954,869
01/18/2012	State Street Bank	46,600,000	ZAR	5,806,835	5,847,586	40,751
01/18/2012	State Street Bank	5,700,000	TRY	3,168,126	3,050,575	(117,551)
01/18/2012	State Street Bank	440,000,000	DKK	81,767,364	81,481,481	(285,883)

The Fund had average contract amounts of $895,571,561 and $181,759,924 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any , on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $4,123 in commitment fees.

During the year ended October 31, 2011, the Fund had average borrowings outstanding of $16,809 at an average rate of 1.41% and paid interest of $237.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2010 and October 31, 2011 were as follows:

	Year ended October 31,
	2011	2010
Ordinary Income	$83,003,555	$50,939,882
Long-term Capital Gain	1,595,245	0

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$27,536,731	$8,607,542	$69,670,156

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund	31

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT DISTRIBUTIONS

On December 9, 2011, the Fund declared distributions from long-term capital gains to shareholders of record on December 8, 2011. The per share amounts payable on December 12, 2011 were as follows:

Long-term Capital Gains
Class A	$0.05945
Class B	0.05945
Class C	0.05945
Administrator Class	0.05945
Institutional Class	0.05945

On December 16, 2011, the Fund declared distributions from net investment income to shareholders of record on December 15, 2011. The per share amounts payable on December 19, 2011 were as follows:

Net Investment Income
Class A	$0.21673
Class B	0.18979
Class C	0.19027
Administrator Class	0.22302
Institutional Class	0.22762

These distributions are not reflected in the accompanying financial statements.

32	Wells Fargo Advantage International Bond Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Bond Fund (the Fund), one of the funds constituting in the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Bond Fund as of October 31, 2011, the results of its operations for the year then ended, changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage International Bond Fund	33

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,595,245 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2011.

Pursuant to Section 871 of the Internal Revenue Code, $8,579,437 has been designated as short-term capital gain dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage International Bond Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage International Bond Fund	35

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

36	Wells Fargo Advantage International Bond Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206323 12-11 A235/AR235 10-11

Wells Fargo Advantage Asia Pacific Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Asia Pacific Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Asia Pacific Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period. Largely because of sovereign debt worries, the MSCI EAFE® Index1—which includes stocks from both European and Asian developed markets—declined by 4.1% for the 12-month period.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Asia Pacific Fund	3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate at 1.00% but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4	Wells Fargo Advantage Asia Pacific Fund	Letter to Shareholders

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)	Wells Fargo Advantage Asia Pacific Fund	5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Anthony L.T. Cragg

FUND INCEPTION

December 31, 1993

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	(7.97)%
MSCI All Country Asia Pacific Index (Net)[1]	(3.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.60% for Class A. The Fund’s gross and net expense ratios are 1.92% and 1.62%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The chart compares the performance of the Wells Fargo Advantage Asia Pacific Fund Class A shares for the most recent ten years with the MSCI All Country Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6	Wells Fargo Advantage Asia Pacific Fund	Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	In a period of extreme volatility, the Fund underperformed its benchmark, the MSCI All Country Asia Pacific Index (Net), for the 12-month period that ended October 31, 2011.

■	Overall sector allocation decisions helped boost the Fund’s relative results, although stock selection within the financials, consumer discretionary, and health care sectors detracted.

■	Among countries, the Fund benefited from favorable stock selection in Japan, South Korea, and China, while stock selection in the Philippines detracted.

From a sector allocation perspective, the Fund’s overweight to energy and underweight to utilities helped relative performance. The Fund’s relative underweight positioning in utilities was particularly helpful because it was the worst-performing sector for the period. Overall country allocation detracted from relative performance for the period, mainly due to underweight positions in Japan and Australia and an overweight position in China.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)
Samsung Electronics Company Limited	3.11%
Telecom Corporation of New Zealand Limited	2.67%
San Miguel Corporation	2.40%
Taiwan Semiconductor Manufacturing Company Limited	2.23%
Hyundai Motor Company Limited	1.76%
Mitsui Fudosan Company Limited	1.75%
China Construction Bank	1.70%
Mitsubishi Electric Corporation	1.70%
Honda Motor Company Limited	1.65%
Frasers Centrepoint Trust	1.56%

Looking at stock selection, notable areas of success included Japan, South Korea, and China. In South Korea, stock selection in the financials and energy sectors was quite strong. The top-performing holding in the portfolio was Samsung Electronics Company Limited, a Korean information technology (IT) company. In Japan, stock selection in the consumer staples sector contributed to the Fund’s performance. In China, the Fund benefited from positive contributions from holdings in the energy and IT sectors. Within the Philippines, one of the notable detractors included airliner Cebu Air Incorporated.

At the sector level, the Fund’s strongest results came from stock selection in the industrials, energy, materials, and utilities sectors. The weakest results came from stock selection in the financials, consumer discretionary, and health care sectors.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Asia Pacific Fund	7

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31, 2011)

Our investment outlook on the Asia Pacific region is positive.

With the high correlation in performance of so many asset classes during the period, we are looking for unique, mispriced opportunities that may come in the form of stocks that have sold off, are lacking in Wall Street analyst coverage, and offer attractive yields, as well as growth. We believe that market downdrafts present us with an opportunity to buy high-quality companies at an inexpensive price. For much of the period, we were in an event-driven market that was dependent upon government actions unfolding in Europe and the U.S. In such an environment, we continue to favor mid-cap to large-cap names. Inflation remains a focus, as do weakening currencies and the Chinese government’s attempts to control underground lending. We are cautious and will continue to follow our process in order to identify individual opportunities.

Investor opinions remain divided on China’s near-term outlook. The country’s economy is slowing, but the government wanted it to slow. With Chinese stock valuations now quite reasonable in our opinion, we plan to position the Fund in defensive growth companies while staying in mid- to large-cap stocks. We continue to invest in accordance with government policy and thus favor the areas of social housing infrastructure and consumption.

Among other Asian countries, Taiwan and South Korea will likely be the main venues through which we gain exposure to IT going forward. Taiwan is benefiting from a more vibrant domestic economy, and we believe its stock market should reflect this change. India remains less interesting in the face of local bottlenecks to infrastructure and concerns about global growth. Following a research trip to Indonesia, we are interested in the country’s wealth of resources, limited inflation, strong government financial position, and robust consumer spending.

In developed Asia, Japan must operate under difficult export conditions with the high yen/U.S. dollar exchange rate. While there may be bargains in the export sector, we believe that investors must see signs of global growth before we see a sustained recovery in Japanese stocks. We are focusing more on recovering domestic consumption and improved real estate demand in metropolitan Tokyo. Australia remains less interesting to us, but we are warming up to certain ideas in the domestic economy due to attractive valuations and dividend yields. New Zealand is still in the process of reconstruction, and while we believe a few of the country’s companies are world-class, the choices are limited. We continue to favor Singapore as a strong regional play, as well as a center for gaming, financial services, and trade.

Despite worries of a potential economic slowdown, consumption has remained resilient, and we see a possibility for inflation to recede slightly during the remainder of 2011. Market risks include sudden changes in the direction of currencies, slowing regional growth, and overhanging negative sentiment from the European debt crisis. We expect relatively strong performance from the Asia Pacific region because we believe investors will reward the economies for having less systemic financial risk and more resilient consumption trends than non-Asia developed markets. We also believe the region’s valuations and growth rates are attractive relative to stocks of developed markets. We continue to focus on businesses with what we perceive are experienced management teams, good corporate governance, strong defensive attributes in their home markets, achievable growth strategies, and solid financials.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8	Wells Fargo Advantage Asia Pacific Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFAAX)	07/31/2007	(17.84)	(13.27)	(1.30)	10.42	(12.84)	(7.97)	(0.13)	11.08	1.92%	1.62%
Class C (WFCAX)	07/31/2007	(14.15)	(9.67)	(0.90)	10.32	(13.15)	(8.67)	(0.90)	10.32	2.67%	2.37%
Aministrator Class (WFADX)	07/30/2010					(12.69)	(7.68)	(0.06)	11.12	1.76%	1.42%
Institutional Class (WFPIX)	07/30/2010					(12.59)	(7.55)	(0.04)	11.13	1.49%	1.27%
Investor Class (SASPX)	12/31/1993					(12.86)	(7.97)	(0.20)	11.04	1.99%	1.67%
MSCI All Country Asia Pacific Index (Net)						(11.33)	(3.41)	0.62	8.01

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to regional risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class and 1.65% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Asia Pacific Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$871.60	$7.55	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$868.47	$11.07	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$873.12	$6.52	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02	1.38%
Institutional Class
Actual	$1,000.00	$874.06	$5.86	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
Investor Class
Actual	$1,000.00	$871.36	$7.78	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Asia Pacific Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Common Stocks: 91.45%

Australia: 5.11%
Amcor Limited (Materials, Containers & Packaging)	385,737	$2,822,141
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	142,700	1,842,092
Leighton Holdings Limited (Industrials, Construction & Engineering)	81,900	1,860,552
Newcrest Mining Limited (Materials, Metals & Mining)	76,789	2,713,861
Transurban Group (Industrials, Transportation Infrastructure)	327,900	1,798,689

		11,037,335

Bermuda: 1.80%
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	1,830,000	2,546,298
Li & Fung Limited (Consumer Discretionary, Distributors)	694,000	1,337,473

		3,883,771

Canada: 0.22%
China Gold International Resources Corporation (Materials, Metals & Mining)†	161,100	482,534

Cayman Islands: 0.80%
CST Mining Group Limited (Financials, Capital Markets)†	29,296,000	406,165
Dongyue Group Limited (Materials, Chemicals)	1,345,000	1,041,485
Pico Far East Holdings Limited (Consumer Discretionary, Media)†	1,543,000	274,717

		1,722,367

China: 8.25%
Bank of China Limited (Financials, Commercial Banks)	3,000,000	1,067,726
China Construction Bank (Financials, Commercial Banks)	4,989,000	3,665,594
China Datang Corporation (Utilities, Electric Utilities)	4,722,000	782,442
China Life Insurance Company Limited (Financials, Insurance)	567,000	1,465,919
Huaneng Power International Incorporated (Utilities, Independent Power Producers & Energy Traders)	2,494,000	1,127,949
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	5,031,000	3,141,673
Jiangxi Copper Company Limited (Materials, Metals & Mining)	543,000	1,312,518
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	996,000	1,292,999
Shanghai Electric Group Company Limited (Industrials, Electrical Equipment)	2,554,000	1,123,781
Zhaojin Mining Industry Company Limited (Materials, Metals & Mining)	1,602,500	2,861,078

		17,841,679

Hong Kong: 3.68%
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	178,500	1,696,524
China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	576,000	1,065,824
First Pacific Company Limited (Financials, Diversified Financial Services)	1,252,000	1,304,342
MTR Corporation Limited (Industrials, Road & Rail)	603,000	1,946,470
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	538,000	1,080,588
Singamas Container Holding (Industrials, Machinery)	3,826,000	863,873

		7,957,621

India: 3.60%
Cox & Kings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	262,000	1,160,834
Mundra Port & Special Economic Zone Limited (Industrials, Transportation Infrastructure)	642,300	2,152,577
Prestige Estates Projects Limited (Financials, Real Estate Management & Development)	354,886	710,488
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)†	93,600	1,675,737

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Asia Pacific Fund	11

Security Name	Shares	Value

India (continued)
Shree Renuka Sugars Limited (Consumer Staples, Food Products)	1,790,300	$2,091,210

		7,790,846

Indonesia: 3.55%
Harum Energy TBK PT (Materials, Metals & Mining)	1,940,700	1,699,590
Lippo Karawaci TBK PT (Financials, Real Estate Management & Development)	43,864,500	3,144,892
Nippon Indosari Corpindo TBK PT (Consumer Staples, Food Products)	1,172,516	448,627
Ramayana Lestari Sentosa TBK PT (Consumer Discretionary, Multiline Retail)	413,900	31,057
Telekomunikasi Indonesia TBK PT (Telecommunication Services, Diversified Telecommunication Services)	1,430,500	1,193,017
United Tractors TBK PT (Industrials, Machinery)	420,500	1,156,608

		7,673,791

Italy: 0.51%
Prada SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	221,200	1,109,018

Japan: 20.62%
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	119,200	3,564,525
Industrial & Infrastructure Fund Investment Company (Financials, REIT)	450	2,378,039
Japan Retail Fund Investment Corporation (Financials, REIT)	800	1,238,378
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	560	2,798,968
Marubeni Corporation (Industrials, Trading Companies & Distributors)	402,000	2,339,867
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	122,600	2,521,508
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	396,000	3,664,266
Mitsubishi Estate Company Limited (Financials, Real Estate Management & Development)	119,000	2,015,506
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	518,100	2,251,630
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	227,000	3,775,074
Modec Incorporated (Energy, Energy Equipment & Services)	155,900	2,721,597
Nabtesco Corporation (Industrials, Machinery)	65,000	1,423,604
Sony Corporation (Consumer Discretionary, Household Durables)	109,200	2,278,284
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	75,800	2,118,724
Tadano Limited (Industrials, Machinery)	502,000	3,349,975
THK Company Limited (Industrials, Machinery)	113,000	2,202,256
Toho Titanium Company Limited (Materials, Metals & Mining)«†	70,000	1,493,438
Yamada Denki Company Limited (Consumer Discretionary, Specialty Retail)	33,760	2,427,840

		44,563,479

Malaysia: 3.36%
Boustead Holdings Berhad (Industrials, Industrial Conglomerates)	612,200	1,062,720
Gamuda Berhad (Industrials, Construction & Engineering)†	1,247,100	1,371,230
Mudajaya Group Berhad (Industrials, Construction & Engineering)	302,900	229,534
Petronas Chemicals Group Berhad (Materials, Chemicals)	584,420	1,219,174
Sunway Berhad (Financials, Real Estate Management & Development)†	1,405,100	1,067,107
Tenaga Nasional Berhad (Utilities, Electric Utilities)	1,186,700	2,301,783

		7,251,548

New Zealand: 2.67%
Telecom Corporation of New Zealand Limited (Telecommunication Services, Diversified Telecommunication Services)	2,825,600	5,768,897

12	Wells Fargo Advantage Asia Pacific Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Philippines: 3.40%
Ayala Corporation (Financials, Diversified Financial Services)	302,400	$2,158,964
San Miguel Corporation (Consumer Staples, Beverages)	1,949,330	5,197,688

		7,356,652

Singapore: 16.42%
Ascendas REIT (Financials, REIT)	783,000	1,273,896
Ascott Residence Trust (Financials, REIT)	1,998,380	1,663,256
Cache Logistics Trust (Financials, REIT)	1,784,000	1,397,117
CapitaLand Limited (Financials, Real Estate Management & Development)	1,086,000	2,339,728
CapitaMall Trust (Financials, REIT)	707,000	1,050,444
CapitaMalls Asia Limited (Financials, Real Estate Management & Development)	1,624,000	1,749,874
CapitaRetail China Trust (Financials, REIT)	1,348,200	1,259,490
CDL Hospitality Trusts (Financials, REIT)	1,612,000	2,083,225
DBS Group Holdings Limited (Financials, Commercial Banks)	270,000	2,637,298
First REIT (Financials, REIT)	1,151,000	726,656
Fraser & Neave Limited (Industrials, Industrial Conglomerates)	282,000	1,373,464
Frasers Centrepoint Trust (Financials, REIT)	2,863,000	3,364,114
Global Logistic Properties Limited (Financials, Real Estate Management & Development)†	871,000	1,212,719
Hyflux Limited (Utilities, Water Utilities)	1,620,000	1,839,729
K-Green Trust (Financials, Diversified Financial Services)	121,800	86,479
Kingsmen Creative Limited (Industrials, Commercial Services & Supplies)	1,055,100	484,420
Mapletree Industrial Trust (Financials, REIT)	2,276,640	2,094,006
Mobilone Limited (Telecommunication Services, Wireless Telecommunication Services)	353,000	689,414
Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	319,000	2,135,692
SembCorp Industries Limited (Industrials, Industrial Conglomerates)	638,000	2,103,431
Singapore Post Limited (Industrials, Air Freight & Logistics)	1,257,000	1,023,577
SMRT Corporation Limited (Industrials, Road & Rail)†	1,295,000	1,896,299
STX OSV Holdings Limited (Energy, Energy Equipment & Services)	1,136,000	1,005,218

		35,489,546

South Korea: 9.84%
Crucialtec Company Limited (Information Technology, Electronic Equipment, Instruments & Components)†	81,000	985,714
GS Home Shopping Incorporated (Consumer Discretionary, Internet & Catalog Retail)†	10,571	1,011,790
Hankook Tire Company Limited (Consumer Discretionary, Auto Components)	29,900	1,193,432
Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)	18,900	3,806,242
KCC Corporation (Industrials, Building Products)	5,300	1,284,688
Kiwoom Securities Company (Financials, Capital Markets)†	23,600	1,249,321
Poongsan Corporation (Materials, Metals & Mining)	37,000	1,125,535
POSCO (Materials, Metals & Mining)†	7,800	2,702,609
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	7,800	6,714,712
SK Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	7,900	1,188,803

		21,262,846

Taiwan: 3.19%
High Tech Computer Corporation (Information Technology, Communications Equipment)	48,000	1,078,730
Hon Hai Precision Industry Company Limited (Information Technology, Computers & Peripherals)	38,400	105,269
Lung Yen Life Service Corporation (Industrials, Construction & Engineering)	290,000	897,857
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)†	1,976,000	4,815,268

		6,897,124

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Asia Pacific Fund	13

Security Name			Shares	Value

Thailand: 2.17%
Bangkok Chain Hospital PCL (Health Care, Health Care Providers & Services)†			6,921,500	$1,418,063
Home Product Center PCL (Consumer Discretionary, Specialty Retail)			5,482,742	1,649,280
PTT Global Chemical PCL (Materials, Chemicals)			527,901	1,124,472
Quality House PCL (Financials, Real Estate Management & Development)†			11,438,100	502,160

				4,693,975

United Kingdom: 2.26%
BHP Billiton plc (Materials, Metals & Mining)			37,500	1,180,855
Genting International plc (Consumer Staples, Hotels, Restaurants & Leisure)†			1,767,200	2,414,657
Rio Tinto plc (Materials, Metals & Mining)			23,700	1,282,144

				4,877,656

Total Common Stocks (Cost $208,252,321)				197,660,685

Investment Companies: 1.90%

Hong Kong: 0.50%
iShares MSCI China Index ETF			719,400	1,066,766

Japan: 1.40%
iShares MSCI Japan Index Fund			323,000	3,032,975

Total Investment Companies (Cost $4,307,097)				4,099,741

		Expiration Date
Warrants: 0.38%

United Kingdom
HSBC Bank plc (Financials, Commercial Banks)†(a)		08/11/2020	590,000	822,909

Total Warrants (Cost $1,001,568)				822,909

	Yield

Short-Term Investments: 12.22%

Investment Companies: 12.22%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%		24,892,881	24,892,881
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.21		1,531,875	1,531,875

Total Short-Term Investments (Cost $26,424,756)				26,424,756

Total Investments in Securities
(Cost $239,985,742)*	105.95%	229,008,091
Other Assets and Liabilities, Net	(5.95)	(12,870,097)

Total Net Assets	100.00%	$216,137,994

14	Wells Fargo Advantage Asia Pacific Fund	Portfolio of Investments—October 31, 2011

«	All or a portion of this security is on loan.

†	Non-income earning security.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $240,981,787 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$8,698,243
Gross unrealized depreciation	(20,671,939)

Net unrealized depreciation	$(11,973,696)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—October 31, 2011	Wells Fargo Advantage Asia Pacific Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$202,583,335
In affiliated securities, at value	26,424,756

Total investments, at value (see cost below)	229,008,091
Foreign currency, at value (see cost below)	210,322
Receivable for Fund shares sold	321,977
Receivable for dividends	554,297
Receivable for securities lending income	428
Prepaid expenses and other assets	57,573

Total assets	230,152,688

Liabilities
Payable for investments purchased	11,809,074
Payable for Fund shares redeemed	235,680
Payable upon receipt of securities loaned	1,531,875
Advisory fee payable	182,336
Distribution fees payable	820
Due to other related parties	63,182
Accrued expenses and other liabilities	191,727

Total liabilities	14,014,694

Total net assets	$216,137,994

NET ASSETS CONSIST OF
Paid-in capital	$366,261,052
Undistributed net investment income	1,748,502
Accumulated net realized losses on investments	(140,885,564)
Net unrealized losses on investments	(10,985,996)

Total net assets	$216,137,994

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$30,999,976
Shares outstanding – Class A	3,332,909
Net asset value per share – Class A	$9.30
Maximum offering price per share – Class A2	$9.87
Net assets – Class C	$1,273,701
Shares outstanding – Class C	141,774
Net asset value per share – Class C	$8.98
Net assets – Administrator Class	$13,958,774
Shares outstanding – Administrator Class	1,503,337
Net asset value per share – Administrator Class	$9.29
Net assets – Institutional Class	$10,612
Shares outstanding – Institutional Class	1,141
Net asset value per share – Institutional Class	$9.30
Net assets – Investor Class	$169,894,931
Shares outstanding – Investor Class	18,301,666
Net asset value per share – Investor Class	$9.28

Total investments, at cost	$239,985,742

Securities on loan, at value	$1,456,699

Foreign currency, at cost	$207,599

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asia Pacific Fund	Statement of Operations—Year Ended October 31, 2011

Investment income
Dividends*	$6,765,842
Securities lending income, net	42,522
Income from affiliated securities	12,351

Total investment income	6,820,715

Expenses
Advisory fee	3,035,133
Administration fees
Fund level	137,961
Class A	98,868
Class C	3,657
Administrator Class	18,457
Institutional Class	10
Investor Class	719,465
Shareholder servicing fees
Class A	95,065
Class C	3,517
Administrator Class	38,220
Investor Class	544,384
Distribution fees
Class C	10,551
Custody and accounting fees	97,113
Professional fees	24,167
Registration fees	9,074
Shareholder report expenses	22,229
Trustees’ fees and expenses	10,578
Other fees and expenses	21,300

Total expenses	4,889,749
Less: Fee waivers and/or expense reimbursements	(393,527)

Net expenses	4,496,222

Net investment income	2,324,493

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	31,234,439
Net change in unrealized gains (losses) on investments	(52,816,349)

Net realized and unrealized gains (losses) on investments	(21,581,910)

Net decrease in net assets resulting from operations	$(19,257,417)

* Net of foreign dividend withholding taxes of	$531,598

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Asia Pacific Fund	17

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]		Year Ended September 30, 2010

Operations
Net investment income (loss)		$2,324,493		$(255,354)			$1,405,890
Net realized gains on investments		31,234,439		9,269,508			14,751,069
Net change in unrealized gains (losses) on investments		(52,816,349)		2,942,160			19,892,099

Net increase (decrease) in net assets resulting from operations		(19,257,417)		11,956,314			36,049,058

Distributions to shareholders from
Net investment income
Class A		(179,515)		0			(1,321,981)
Class C		(18,810)		0			(14,818)
Administrator Class		(201,125)		0			0 [2]
Institutional Class		(103)		0			0 [2]
Investor Class		(1,337,239)		0			(4,242,210)

Total distributions to shareholders		(1,736,792)		0			(5,579,009)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	360,456	3,647,059	143,231	1,427,513	908,879		8,111,351
Class C	54,567	543,584	2,597	25,977	72,216		646,503
Administrator Class	2,721,080	27,752,823	0	0	1,131	[2]	10,000 [2]
Institutional Class	0	0	0	0	1,131	[2]	10,000 [2]
Investor Class	2,587,533	26,262,269	813,261	8,194,118	4,778,485		42,903,086

		58,205,735		9,647,608			51,680,940

Reinvestment of distributions
Class A	17,467	177,817	0	0	147,698		1,308,607
Class C	1,414	14,002	0	0	1,306		11,415
Administrator Class	18,442	187,182	0	0	0	[2]	0 [2]
Institutional Class	10	103	0	0	0	[2]	0 [2]
Investor Class	113,110	1,150,332	0	0	426,220		3,776,305

		1,529,436		0			5,096,327

Payment for shares redeemed
Class A	(3,325,878)	(34,022,979)	(282,241)	(2,843,005)	(4,294,688)		(38,401,391)
Class C	(65,567)	(645,367)	(2,418)	(23,855)	(50,562)		(440,343)
Administrator Class	(1,237,316)	(12,490,820)	0	0	0	[2]	0 [2]
Investor Class	(9,260,588)	(92,928,842)	(726,137)	(7,316,131)	(12,062,399)		(107,350,261)

		(140,088,008)		(10,182,991)			(146,191,995)

Net decrease in net assets resulting from capital share transactions		(80,352,837)		(535,383)			(89,414,728)

Total increase (decrease) in net assets		(101,347,046)		11,420,931			(58,944,679)

Net assets
Beginning of period		317,485,040		306,064,109			365,008,788

End of period		$216,137,994		$317,485,040			$306,064,109

Undistributed (overdistributed) net investment income (loss)		$1,748,502		$304,739			$(627,857)

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.
2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asia Pacific Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Class A	2011	2010[1]	2010	2009	2008	2007[2]
Net asset value, beginning of period	$10.15	$9.77	$8.82	$8.14	$15.83	$14.75
Net investment income (loss)	0.08 [3]	(0.01)[3]	0.04 [3]	0.11 [3]	0.09 [3]	0.01
Net realized and unrealized gains (losses) on investments	(0.89)	0.39	1.05	0.59	(5.20)	1.07

Total from investment operations	(0.81)	0.38	1.09	0.70	(5.11)	1.08
Distributions to shareholders from
Net investment income	(0.04)	0.00	(0.14)	(0.02)	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(2.58)	0.00

Total distributions to shareholders	(0.04)	0.00	(0.14)	(0.02)	(2.58)	0.00
Net asset value, end of period	$9.30	$10.15	$9.77	$8.82	$8.14	$15.83
Total return[4]	(7.97)%	3.89%	12.58%	8.64%	(38.53)%	7.32%
Ratios to average net assets (annualized)
Gross expenses	1.73%	1.90%	1.90%	2.03%	1.99%	1.91%
Net expenses	1.60%	1.60%	1.59%	1.60%	1.60%	1.50%
Net investment income (loss)	0.83%	(0.91)%	0.49%	1.56%	0.77%	0.93%
Supplemental data
Portfolio turnover rate	196%	11%	137%	185%	187%	184%
Net assets, end of period (000’s omitted)	$31,000	$63,741	$62,700	$85,156	$43,946	$431

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to September 30, 2007.

3.	Calculated based upon average shares outstanding during the period.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Class C	2011	2010[1]	2010	2009	2008	2007[2]
Net asset value, beginning of period	$9.96	$9.59	$8.67	$8.05	$15.81	$14.75
Net investment income (loss)	0.01	(0.01)[3]	(0.01)[3]	0.05 [3]	0.04 [3]	0.00
Net realized and unrealized gains (losses) on investments	(0.86)	0.38	1.03	0.57	(5.22)	1.06

Total from investment operations	(0.85)	0.37	1.02	0.62	5.18	1.06
Distributions to shareholders from
Net investment income	(0.13)	0.00	(0.10)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(2.58)	0.00

Total distributions to shareholders	(0.13)	0.00	(0.10)	(0.00)	(2.58)	0.00
Net asset value, end of period	$8.98	$9.96	$9.59	$8.67	$8.05	$15.81
Total return[4]	(8.67)%	3.86%	11.84%	7.70%	(39.10)%	7.19%
Ratios to average net assets (annualized)
Gross expenses	2.48%	2.65%	2.65%	2.79%	2.71%	2.64%
Net expenses	2.35%	2.35%	2.34%	2.35%	2.35%	2.25%
Net investment income (loss)	0.18%	(1.66)%	(0.13)%	0.73%	0.36%	0.08%
Supplemental data
Portfolio turnover rate	196%	11%	137%	185%	187%	184%
Net assets, end of period (000’s omitted)	$1,274	$1,507	$1,450	$1,112	$939	$44

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 31, 2007 (commencement of class operations) to September 30, 2007.

3.	Calculated based upon average shares outstanding during the period.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asia Pacific Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30, 2010[2]
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$10.15	$9.77	$8.84
Net investment income (loss)	0.12 [3]	(0.00)[3,4]	0.03 [3]
Net realized and unrealized gains (losses) on investments	(0.89)	0.38	0.90

Total from investment operations	(0.77)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00
Net asset value, end of period	$9.29	$10.15	$9.77
Total return[5]	(7.68)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.74%	1.80%
Net expenses	1.39%	1.40%	1.40%
Net investment income (loss)	1.14%	(0.70)%	1.98%
Supplemental data
Portfolio turnover rate	196%	11%	137%
Net assets, end of period (000’s omitted)	$13,959	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding during the period.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30, 2010[2]
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$10.15	$9.77	$8.84
Net Investment income (loss)	0.13	(0.01)[3]	(0.03)[3]
Net realized and unrealized gains (losses) on investments	(0.89)	0.39	0.90

Total from investment operations	(0.76)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.09)	0.00	0.00
Net asset value, end of period	$9.30	$10.15	$9.77
Total return[4]	(7.55)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.47%	1.47%
Net expenses	1.24%	1.25%	1.25%
Net investment income (loss)	1.30%	(0.57)%	2.11%
Supplemental data
Portfolio turnover rate	196%	11%	137%
Net assets, end of period (000’s omitted)	$11	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding during the period.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Asia Pacific Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Investor Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.14	$9.76	$8.81	$8.12	$15.82	$12.56
Net investment income (loss)	0.08 [3]	(0.01)[2]	0.04 [2]	0.09 [2]	0.06 [2]	0.05
Net realized and unrealized gains (losses) on investments	(0.88)	0.39	1.05	0.60	(5.18)	4.97

Total from investment operations	(0.80)	0.38	1.09	0.69	(5.12)	5.02
Distributions to shareholders from
Net investment income	(0.06)	0.00	(0.14)	0.00	0.00	(0.03)
Net realized gains	0.00	0.00	0.00	0.00	(2.58)	(1.73)

Total distributions to shareholders	(0.06)	0.00	(0.14)	(0.00)	(2.58)	1.76
Net asset value, end of period	$9.28	$10.14	$9.76	$8.81	$8.12	$15.82
Total return[3]	(7.97)%	3.89%	12.51%	8.53%	(38.63)%	44.31%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.97%	1.99%	2.14%	2.01%	1.95%
Net expenses	1.65%	1.65%	1.64%	1.65%	1.65%	1.65%
Net investment income (loss)	0.82%	(0.96)%	0.41%	1.36%	0.52%	0.34%
Supplemental data
Portfolio turnover rate	196%	11%	137%	185%	187%	184%
Net assets, end of period (000’s omitted)	$169,895	$252,214	$241,892	$278,741	$326,929	$583,810

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding during the period.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Asia Pacific Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

24	Wells Fargo Advantage Asia Pacific Fund	Notes to Financial Statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$856,062	$(856,062)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Notes to Financial Statements	Wells Fargo Advantage Asia Pacific Fund	25

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $140,041,635 with $59,224,431 expiring in 2016 and $80,817,204 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$6,870,100	*	$190,790,585	*	$0	$197,660,685
Investment companies	4,099,741		0		0	4,099,741
Warrants	0		822,909		0	822,909
Short-term investments
Investment companies	24,892,881		1,531,875		0	26,424,756
	$35,862,722		$193,145,369		$0	$229,008,091

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $42,321,260 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

26	Wells Fargo Advantage Asia Pacific Fund	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $3,802 from the sale of Class A shares and $48 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $518,688,459 and $590,005,400, respectively.

Notes to Financial Statements	Wells Fargo Advantage Asia Pacific Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $711 in commitment fees.

During the year ended October 31, 2011, the Fund had average borrowings outstanding of $67,534 at an average rate of 1.46% and paid interest of $986.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,736,792, $0 and $5,579,009 of ordinary income for the year ended October 31, 2011, the one month ended October 31, 2010 and the year ended September 30, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$1,900,619	$(11,982,041)	$(140,041,635)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28	Wells Fargo Advantage Asia Pacific Fund	Notes to Financial Statements

10. SUBSEQUENT DISTRIBUTIONS

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class C	$0.03250
Administrator Class	0.12520
Institutional Class	0.14466
Investor Class	0.09586

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Asia Pacific Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asia Pacific Fund (the Fund), one the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asia Pacific Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

30	Wells Fargo Advantage Asia Pacific Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $677,330 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $6,771 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$458,023	$0.0197	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Asia Pacific Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Asia Pacific Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Asia Pacific Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206324 12-11 A236/AR236 10-11

Wells Fargo Advantage Diversified International Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Diversified International Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was
marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even
France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Diversified International Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the
period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that
Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period.
Largely because of sovereign debt worries, the MSCI EAFE®
Index1—which includes stocks from both European and Asian
developed markets—declined by 4.1% for the 12-month period.

1.
The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders

Wells Fargo Advantage Diversified International Fund

3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve
(Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in
Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate of 1.00% but raised it to 1.25% in April and then to
1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at
1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4

Wells Fargo Advantage Diversified International Fund

Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Francis X. Claró, CFA

Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Mark L. Yockey, CFA

FUND INCEPTION

September 24, 1997

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

(4.83)%

  MSCI EAFE®
Index (Net)[1]

(4.08)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.41% for Class A. The Fund’s gross and net expense ratios are 1.54% and
1.41%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.

The chart compares the performance of the Wells Fargo Advantage Diversified International Fund Class A shares for the most recent ten years with the MSCI EAFE® Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified International Fund

5

The Fund uses three different styles of international equity management: international value, subadvised by LSV
Asset Management (LSV); international core, subadvised by Wells Capital Management Incorporated (WellsCap); and international growth, subadvised by Artisan Partners Limited Partnership (Artisan).

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the MSCI EAFE® Index (Net), for the 12-month period that ended October 31, 2011.

■

Two of the three subadvisers—LSV and WellsCap—faced performance headwinds because cyclical stocks performed poorly as economic conditions deteriorated over the past six months. The allocation managed by Artisan performed relatively better, as its investments were biased toward the sustainable growth within the Asian consumer markets.

■

  All three teams continued to execute their disciplined investment approaches, and all continued to find attractive investment candidates in the current market environment.

The MSCI EAFE Index returned -4.08% during the 12-month period that ended October 31, 2011. Volatile international markets were dominated by ongoing concerns about potential sovereign debt defaults in Europe and the possible implications for banks and economies around the globe. The markets were also affected by sluggish growth in the developed world and slowing growth in emerging markets. Defensive sectors held up best in the volatile environment, as investors shunned more economically sensitive sectors such as industrials and materials in favor of consumer staples, health care, and telecommunication services. Financials also declined as the European debt crisis affected banks and other financial institutions.

WELLSCAP:

Maintains a core equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The
Fund’s sleeve managed by WellsCap posted strong results within the information technology (IT) sector, but gains were offset by underperformance within consumer staples and industrials. Chinese IT service provider SINA Corporation was the strongest contributor within WellsCap’s part of the Fund, as the company continued to benefit from growth in online advertising. An investment in Carlsberg A/S, a Danish brewing company, led to underperformance within consumer staples, while positions in professional staffers USG People NV and Randstad Holding NV detracted from relative results in industrials.

Headwinds still persist and, in fact, strengthened over the period.

The need for severe fiscal adjustment in several European economies, within the context of slow economic growth and an inefficient policy framework, seems to be one step away from escalating into a full global debt crisis. Companies within the financials sector continue to deleverage globally and are suffering from high funding costs, a lack of sources for capital, a challenging operating environment, and a harsh regulatory environment. The situation within the financials sector is another hurdle for stronger economic growth.

The persistence of inflationary pressures and monetary
tightening in China and other emerging economies has been a concern. However, it does seem that China is managing to a “soft landing” and the country was exiting that tightening cycle during the third quarter—two developments that should be good for the market. China will still have to contend with its own series of cyclical and structural imbalances, not the least of which will be managing the balance sheets of the banks, which have lent massively to local governments.
However, those battles will be fought in the future.

6

Wells Fargo Advantage Diversified International Fund

Performance Highlights (Unaudited)

In our view, equities are inexpensive relative to virtually any other investment and fairly inexpensive relative to their own history. We see a high equity risk premium in an environment of low borrowing costs, healthy balance sheets, lean corporate operations, and high profitability. Eventually, we hope to be rewarded for our consistency and patience, but for the moment the environment calls for tightening seatbelts and bearing the volatility. After this risk aversion passes, we could experience a strong market rally. Indeed, we may look back on this period as a time in which we were able to buy stocks at attractive prices.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)

Nestle SA

1.94%

Anheuser-Busch InBev NV

1.78%

Unilever NV

1.72%

Sands China Limited

1.41%

Linde AG

1.36%

Baidu Incorporated

1.33%

Japan Tobacco Incorporated

1.28%

Swatch Group AG

1.20%

Pernod-Ricard

1.16%

Vodafone Group plc

1.15%

ARTISAN:

Invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Fund’s sleeve managed by Artisan posted strong results, led again by solid stock selection within the consumer discretionary, consumer staples, and
IT sectors. Of particular note were investments in Asian gaming companies such as Sands China Limited and Wynn Macau Limited, which have benefited from increased wealth and higher incomes in the region. Consumer staples holdings were strong contributors, especially those with strong brands (Japan Tobacco Incorporated, brewer Foster’s Group Limited) and a growing presence in emerging markets (French distiller Pernod-Ricard). We believe technology holdings Baidu Incorporated,
Accenture plc, and ASML Holding NV outperformed because of their exposure to secular growth trends, especially Chinese internet penetration and the growth in mobile computing.

By region, results were positively
influenced by stock selection in both Europe and Asia. Fund holdings in Hong Kong and Japan produced positive results that compared favorably with negative index returns in those markets. Allocation decisions contributed across regions and sectors, while residual currency positions added value but did not match the gains in the index.

In recent months, volatility has
returned with a vengeance due to concerns over the European sovereign debt crisis and the potential slowdown in global growth.

We have used
market volatility to add to existing holdings and as a result increased the weights in our highest-conviction names. We continued to focus on growth-oriented companies with strong balance sheets, minimal leverage, and valuation support. As an active manager focused on fundamental research, we hope to position our part of the Fund to capture growth as opportunities arise. Today, we are overweight in companies that we believe should benefit from changing demographics, particularly those with strong brands in emerging markets. By contrast, we are underweight in European financials and commodities, where we believe that the growth potential is less clear and where valuations are less supportive.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified International Fund

7

  SECTOR
DISTRIBUTION[4]   (AS OF OCTOBER 31,
2011)

LSV:

Seeks to add value through a quantitative selection process that favors deep-value stocks.

Stock selection was strong in the telecommunication services sector, though it was offset by unfavorable stock selection in the consumer staples, consumer discretionary, and IT sectors. Notable contributors included telecommunication companies KDDI Corporation, BT Group plc, and Telstra Corporation Limited, as well as oil-and-gas companies Royal Dutch Shell plc and Repsol YPF SA. We also benefited from our underweight to Tokyo Electric Power Company
Incorporated, which declined sharply following the tsunami and resulting nuclear disaster in Japan. We have since sold out of our position in Tokyo Electric Power Company. Detractors included French bank Credit Agricole SA, Chinese consumer staples company Chaoda Modern Agriculture Limited, Belgian bank KBC Groep NV, and Australian miner OneSteel Limited.

Sector selection was also mixed. Our
sector weights did not change significantly over the period. The most significant change in sector exposure was an increase in the energy weight, which came at the expense of financials and consumer staples. Our overweights to energy and health care added value but were offset by an underweight to the consumer staples sector. Consumer staples stocks have held up well over the past 12 months, as there has been a preference among investors for defensive sectors in the market. As a result, we were not able to find many consumer staples stocks with attractive valuations.

We believe that the LSV portion of the Fund remains
attractive from a valuation standpoint.

We believe that the valuations in the LSV portion of the Fund remain attractive, particularly given the decline in stock prices over the past 12 months even as our companies’ earnings and cash flows remained strong. We calculate that our portion of the Fund is trading at under nine times forward earnings estimates and less than five times cash flow, both discounts to the overall market and quite low by historical standards. These are valuation levels not seen since the market lows of early 2009. When we have seen valuations at this level in the past, subsequent returns for equities in general and value strategies in particular have been above historical averages. We believe that key to any market rebound will be investors again focusing on company fundamentals rather than on the macroeconomic concerns that have dominated recently.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Diversified International Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SILAX)

09/24/1997

(20.70
)

(10.32
)

(4.73
)

1.87

(15.89
)

(4.83
)

(3.60
)

2.47

1.54%

1.41%

Class B (SILBX)**

09/24/1997

(21.23
)

(10.65
)

(4.79
)

1.91

(16.23
)

(5.65
)

(4.31
)

1.91

2.29%

2.16%

Class C (WFECX)

04/01/1998

(17.26
)

(6.65
)

(4.28
)

1.70

(16.26
)

(5.65
)

(4.28
)

1.70

2.29%

2.16%

Administrator Class (WFIEX)

11/08/1999

(15.83
)

(4.69
)

(3.40
)

2.68

1.38%

1.25%

Institutional Class (WFISX)

08/31/2006

(15.74
)

(4.48
)

(3.19
)

2.80

1.11%

0.99%

Investor Class (WIEVX)

07/18/2008

(15.94
)

(4.97
)

(3.62
)

2.16

1.61%

1.46%

MSCI EAFE Index (Net)

(14.90
)

(4.08
)

(2.41
)

5.73

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not
include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions.
Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the
Administrator Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Diversified International Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
841.15

$
6.54

1.41
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.10

$
7.17

1.41
%

Class B

Actual

$
1,000.00

$
837.74

$
10.01

2.16
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.32

$
10.97

2.16
%

Class C

Actual

$
1,000.00

$
837.36

$
10.00

2.16
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.32

$
10.97

2.16
%

Administrator Class

Actual

$
1,000.00

$
841.74

$
5.06

1.09
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.71

$
5.55

1.09
%

Institutional Class

Actual

$
1,000.00

$
842.61

$
4.60

0.99
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.21

$
5.04

0.99
%

Investor Class

Actual

$
1,000.00

$
840.59

$
6.77

1.46
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.85

$
7.43

1.46
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Diversified International Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 94.03%

Argentina: 0.24%

Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)

81,638

$
821,278

YPF SA ADR (Energy, Oil, Gas & Consumable Fuels)

11,132

374,147

1,195,425

Australia: 3.36%

AMP Limited (Financials, Insurance)

136,431

608,218

Asciano Group (Industrials, Road & Rail)

692,114

1,106,425

Bendigo Bank Limited (Financials, Commercial Banks)

160,200

1,581,871

BlueScope Steel Limited (Industrials, Professional Services)

166,200

145,396

Challenger Financial Services Group Limited (Financials, Diversified Financial Services)

209,000

996,334

Coca-Cola Amatil Limited (Consumer Staples, Beverages)

19,152

247,230

Commonwealth Bank of Australia (Financials, Commercial Banks)

27,445

1,409,850

Downer EDI Limited (Industrials, Commercial Services & Supplies)

199,250

632,752

Foster’s Group Limited (Consumer Staples, Beverages)

474,235

2,663,913

Goodman Fielder Limited (Consumer Staples, Food Products)«

1,047,625

609,264

Grain Corporation Limited (Consumer Staples, Food Products)

57,200

471,179

Metcash Limited (Consumer Staples, Food & Staples Retailing)

202,900

887,914

Newcrest Mining Limited (Materials, Metals & Mining)

39,325

1,389,816

OneSteel Limited (Materials, Metals & Mining)

426,000

541,777

Perilya Limited (Industrials, Professional Services)†

397,900

189,361

Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)

402,500

1,306,891

Treasury Wine Estates Limited (Consumer Staples, Beverages)

165,621

646,663

Westpac Banking Corporation (Financials, Commercial Banks)

41,491

962,850

16,397,704

Austria: 0.37%

OMV AG (Energy, Oil, Gas & Consumable Fuels)

38,100

1,327,644

Voestalpine AG (Materials, Metals & Mining)

14,300

491,333

1,818,977

Belgium: 2.28%

Anheuser-Busch InBev NV (Consumer Staples, Beverages)

157,047

8,709,220

Delhaize Group (Consumer Staples, Food & Staples Retailing)

19,500

1,273,743

Dexia (Financials, Commercial Banks)†

11,500

8,921

KBC Groep NV (Financials, Commercial Banks)

27,900

618,708

Tessenderlo Chemie NV (Materials, Chemicals)

16,800

521,273

11,131,865

Brazil: 0.91%

Banco do Brasil SA (Financials, Commercial Banks)

63,900

963,981

Cia Saneamento Basico de Sau Paulo (Utilities, Water Utilities)

36,800

1,009,570

Cia Saneamento Minas Gerais (Utilities, Water Utilities)†

38,500

722,975

Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)

64,603

1,744,927

4,441,453

Canada: 3.02%

Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)

43,272

1,254,888

Canadian National Railway Company (Industrials, Road & Rail)

1,899

148,920

Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)

37,345

1,317,332

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Diversified International Fund

11

Security Name

Shares

Value

Canada (continued)

Canadian Pacific Railway Limited (Industrials, Road & Rail)«

76,109

$
4,709,625

Goldcorp Incorporated (Materials, Metals & Mining)

27,382

1,332,357

Ivanhoe Mines Limited (Materials, Metals & Mining)†

36,044

737,695

Magna International Incorporated Class A (Consumer Discretionary, Auto Components)

24,200

923,327

Metro Incorporated (Consumer Staples, Food & Staples Retailing)«

25,000

1,224,981

Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)

36,811

1,172,560

Teck Cominco Incorporated Limited (Materials, Metals & Mining)

37,787

1,514,892

Westjet Airlines Limited (Industrials, Transportation Infrastructure)

30,800

403,251

14,739,828

China: 3.17%

Baidu Incorporated ADR (Information Technology, Internet Software & Services)†

46,297

6,489,914

China Communications (Telecommunication Services, Diversified Telecommunication Services)

1,546,000

712,993

China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)

2,102,000

1,987,924

China Railway Construction Corporation (Industrials, Construction & Engineering)

480,000

286,054

Shanghai Electric Group Company Limited (Industrials, Electrical Equipment)

5,692,000

2,504,528

SINA Corporation (Information Technology, Internet Software & Services)«†

17,997

1,462,976

Tencent Holdings Limited (Information Technology, Internet Software & Services)

47,800

1,105,498

ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)

328,440

932,309

15,482,196

Denmark: 0.48%

Carlsberg A/S (Consumer Staples, Beverages)

14,934

1,011,036

Danske Bank A/S (Financials, Commercial Banks)

16,000

218,760

H. Lundbeck A/S (Health Care, Pharmaceuticals)

55,400

1,117,103

2,346,899

Finland: 0.33%

Nokia Oyj (Telecommunication Services, Diversified Telecommunication Services)

134,400

904,402

TietoEnator Oyj (Information Technology, IT Services)

43,100

682,383

1,586,785

France: 9.08%

Air Liquide SA (Materials, Chemicals)

8,422

1,087,425

Alstom SA (Industrials, Machinery)

8,467

315,294

Arkema (Industrials, Professional Services)

910

61,843

AXA SA (Financials, Insurance)

26,100

419,791

BNP Paribas SA (Financials, Commercial Banks)

33,593

1,500,091

Compagnie de Saint-Gobain (Industrials, Building Products)

11,260

520,409

Credit Agricole SA (Financials, Commercial Banks)

110,292

853,697

France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)

120,032

2,158,033

Groupe Danone (Consumer Staples, Food Products)

65,848

4,564,774

LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

21,101

3,497,364

Pernod-Ricard (Consumer Staples, Beverages)

60,988

5,675,211

Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)

7,012

1,088,090

Publicis Groupe (Consumer Discretionary, Media)

44,567

2,149,958

Rallye SA (Consumer Staples, Food & Staples Retailing)†

460

14,707

Sanofi-Aventis SA (Health Care, Pharmaceuticals)

55,727

3,986,654

Schneider Electric SA (Industrials, Electrical Equipment)

36,160

2,123,303

SCOR SE (Financials, Insurance)

50,500

1,176,479

12

Wells Fargo Advantage Diversified International Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

France (continued)

Societe Generale (Financials, Commercial Banks)

7,120

$
203,858

Technip SA (Energy, Energy Equipment & Services)

26,332

2,489,875

Total SA (Energy, Oil, Gas & Consumable Fuels)

76,052

3,968,182

Unibail-Rodamco (Financials, Real Estate Management & Development)

17,186

3,416,738

Vinci SA (Industrials, Construction & Engineering)

30,508

1,496,061

Vivendi SA (Consumer Discretionary, Media)

71,400

1,595,534

44,363,371

Germany: 8.75%

Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

13,473

948,859

Allianz AG (Financials, Insurance)

45,938

5,111,158

BASF SE (Materials, Chemicals)

32,177

2,348,786

Bayer AG (Health Care, Pharmaceuticals)

78,423

4,996,484

Beiersdorf AG (Consumer Staples, Personal Products)

28,822

1,661,582

Brenntag AG (Materials, Chemicals)

19,580

1,969,871

Daimler AG (Consumer Discretionary, Automobiles)

51,346

2,607,815

Deutsche Bank AG (Financials, Capital Markets)

23,800

984,096

Deutsche Boerse AG (Financials, Capital Markets)

9,296

512,338

E.ON AG (Utilities, Electric Utilities)

52,080

1,255,908

Fresenius SE & Company (Health Care, Health Care Equipment & Supplies)

28,212

2,770,098

Hannover Rueckversicherung AG (Financials, Insurance)

15,800

777,905

Heidelberger Druckmaschinen AG (Industrials, Professional Services)«

17,000

33,393

Hochtief AG (Industrials, Construction & Engineering)

12,627

918,027

Linde AG (Materials, Chemicals)

41,968

6,648,468

Metro AG (Consumer Staples, Food & Staples Retailing)

25,000

1,158,343

Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)

20,667

2,767,712

Norddeutsche Affinerie AG (Materials, Metals & Mining)

11,400

643,203

RWE AG (Utilities, Multi-Utilities)

24,300

1,035,835

SAP AG (Information Technology, Software)

21,428

1,295,707

Siemens AG (Industrials, Industrial Conglomerates)

12,342

1,293,698

Thyssenkrupp AG (Materials, Metals & Mining)

36,500

1,045,673

42,784,959

Hong Kong: 6.72%

AIA Group Limited (Financials, Insurance)

1,540,600

4,710,752

Beijing Enterprises Holdings Limited (Financials, Diversified Financial Services)

133,142

736,791

BOC Hong Kong Holdings Limited (Financials, Commercial Banks)

331,213

787,612

Cathay Pacific Airways Limited (Industrials, Airlines)

259,000

470,129

Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)(a)

1,024,000

108,743

Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)

77,088

955,578

China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)

46,000

437,199

China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«

29,145

1,386,136

China Resources Land Limited (Industrials, Machinery)

632,600

925,934

Galaxy Entertainment Group Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†

360,318

728,683

Hang Seng Bank Limited (Financials, Commercial Banks)

108,440

1,398,273

Henderson Land Development Company Limited (Financials, Real Estate Management & Development)

264,400

1,445,218

Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)

191,058

1,004,016

Johnson Electric Holdings Limited (Industrials, Electrical Equipment)

542,500

317,972

Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)

994,000

535,097

Lonking Holdings Limited (Industrials, Machinery)«

1,959,000

770,242

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Diversified International Fund

13

Security Name

Shares

Value

Hong Kong (continued)

MGM China Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†

348,800

$
547,750

NWS Holdings Limited (Industrials, Industrial Conglomerates)

667,596

1,012,325

Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)

2,299,543

6,910,555

Sino Land Company (Financials, Real Estate Management & Development)

1,334,321

2,109,210

Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)

133,823

1,842,579

Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)

1,085,508

3,041,459

Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

234,500

667,846

32,850,099

India: 0.50%

Coal India Limited (Energy, Oil, Gas & Consumable Fuels)

34,676

235,148

Grasim Industries GDR (Industrials, Construction & Engineering)

9,494

481,179

Housing Development Finance Corporation (Industrials, Construction & Engineering)

32,078

451,289

Tata Motors Limited ADR (Consumer Discretionary, Auto Components)«

31,800

637,590

Tata Steel Limited GDR (Industrials, Machinery)

67,000

644,729

2,449,935

Ireland: 0.27%

Accenture plc (Information Technology, IT Services)«

21,272

1,281,851

Allied Irish Banks plc (Financials, Commercial Banks)†

36,500

5,051

Bank of Ireland plc (Financials, Commercial Banks)†

110,500

15,558

Connemara Green Marble Quarries plc (Materials, Metals & Mining)(a)

254,000

0

Irish Life & Permanent Group Holdings plc (Financials, Insurance)†

65,300

2,982

1,305,442

Israel: 0.63%

Bank Hapoalim Limited (Financials, Commercial Banks)

219,600

851,182

Check Point Software Technologies Limited (Information Technology, Software)«†

12,692

731,440

Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)

13,900

566,680

Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)

22,626

924,272

3,073,574

Italy: 1.37%

Benetton Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

57,500

330,820

Enel SpA (Utilities, Multi-Utilities)

366,600

1,729,654

ENI SpA (Energy, Oil, Gas & Consumable Fuels)

127,501

2,818,270

Fiat Industrial SpA (Consumer Discretionary, Auto Components)†

206,803

1,800,527

6,679,271

Japan: 13.22%

Adeka Corporation (Materials, Chemicals)

97,700

977,067

Alpine Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)

18,500

217,238

Bridgestone Corporation (Consumer Discretionary, Auto Components)

45,109

1,057,674

Canon Incorporated (Information Technology, Office Electronics)

30,900

1,402,792

Comsys Holdings Corporation (Industrials, Construction & Engineering)

83,600

818,292

Edion Corporation (Consumer Discretionary, Specialty Retail)

65,500

524,079

Eizo Nanao Corporation (Information Technology, Computers & Peripherals)

26,100

500,372

Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)

96,000

608,471

Fukuoka Financial Group Incorporated (Financials, Commercial Banks)

197,000

762,788

Hitachi Capital Corporation (Financials, Consumer Finance)

48,100

587,775

14

Wells Fargo Advantage Diversified International Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Japan (continued)

Honda Motor Company Limited (Consumer Discretionary, Automobiles)

133,700

$
3,998,130

Isuzu Motors Limited (Consumer Discretionary, Automobiles)

390,000

1,653,139

Itochu Corporation (Industrials, Trading Companies & Distributors)

104,000

1,028,606

Japan Tobacco Incorporated (Consumer Staples, Tobacco)

1,254

6,267,690

JX Holdings Incorporated (Energy, Energy Equipment & Services)†

215,600

1,255,845

Kaneka Corporation (Industrials, Professional Services)

29,000

155,548

Kao Corporation (Consumer Staples, Personal Products)

112,200

2,943,495

KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)

240

1,758,086

Komatsu Limited (Industrials, Machinery)

30,300

749,161

Kyorin Company Limited (Health Care, Pharmaceuticals)

58,000

1,067,238

Maeda Road Construction Company Limited (Industrials, Construction & Engineering)

88,000

875,145

Makita Corporation (Industrials, Machinery)

24,300

907,205

Marubeni Corporation (Industrials, Trading Companies & Distributors)

279,500

1,626,848

Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)

18,600

709,363

Mitsubishi Corporation (Industrials, Trading Companies & Distributors)

16,100

331,128

Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)

301,000

1,308,127

Mitsui & Company Limited (Industrials, Trading Companies & Distributors)

44,727

652,769

Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)«

328,000

520,969

Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)

257,000

700,430

Mizuho Financial Group Incorporated (Financials, Commercial Banks)

938,700

1,313,888

Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)

28,600

667,696

Nintendo Company Limited (Information Technology, Software)

6,900

1,041,007

Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)

40,000

358,848

Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)

35,700

1,831,260

Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)

77,000

690,331

NKSJ Holdings Incorporated (Financials, Insurance)

50,700

1,013,989

NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)

600

1,065,626

Rengo Company Limited (Materials, Containers & Packaging)

135,000

890,974

Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)

12,100

248,799

Sankyu Incorporated (Industrials, Road & Rail)

189,000

748,339

Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)

38,700

841,416

Seino Holdings Company Limited (Industrials, Transportation Infrastructure)

3,000

22,507

Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)

127,600

4,141,339

Sojitz Corporation (Industrials, Trading Companies & Distributors)

341,200

579,038

Sumitomo Corporation (Industrials, Trading Companies & Distributors)

125,200

1,550,119

Sumitomo Heavy Industries Limited (Industrials, Machinery)

351,000

1,993,228

Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)

83,000

2,319,975

Sumitomo Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)

141,000

482,519

Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)

3,500

157,785

Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)

15,100

803,070

Toshiba Corporation (Information Technology, Computers & Peripherals)

118,000

514,644

Toshiba TEC Corporation (Information Technology, Office Electronics)

146,000

538,020

Toyota Motor Corporation (Consumer Discretionary, Automobiles)

99,100

3,290,196

Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)

18,900

965,606

Yahoo! Japan Corporation (Information Technology, Internet Software & Services)

1,797

577,124

64,612,813

Liechtenstein: 0.07%

Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)

3,587

361,438

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Diversified International Fund

15

Security Name

Shares

Value

Luxembourg: 0.21%

Acergy SA (Energy, Energy Equipment & Services)

35,639

$
768,492

ArcelorMittal (Materials, Metals & Mining)

13,465

279,170

1,047,662

Netherlands: 4.44%

Aegon NV (Financials, Insurance)

60,500

288,521

Akzo Nobel NV (Materials, Chemicals)«

43,298

2,276,697

ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)

28,770

1,206,872

ING Groep NV (Financials, Diversified Financial Services)†

207,319

1,787,291

Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)

90,200

1,152,428

Koninklijke DSM NV (Consumer Staples, Food & Staples Retailing)

29,000

1,483,984

Koninklijke Vopak NV (Industrials, Transportation Infrastructure)

14,628

753,957

Nielsen Holdings NV (Industrials, Professional Services)†

29,522

866,471

Nutreco Holding NV (Consumer Staples, Food Products)

8,000

531,513

Randstad Holdings NV (Industrials, Commercial Services & Supplies)

19,732

700,535

Royal KPN NV (Telecommunication Services, Diversified Telecommunication Services)

76,500

1,001,608

Unilever NV (Consumer Staples, Food Products)

243,295

8,399,434

USG People NV (Industrials, Commercial Services & Supplies)

141,426

1,252,621

21,701,932

Netherlands Antilles: 0.41%

Schlumberger Limited (Energy, Energy Equipment & Services)

27,337

2,008,449

Nigeria: 0.00%

Nigerian Breweries plc (Consumer Staples, Beverages)†

3,089

1,775

Norway: 1.00%

Atea ASA (Information Technology, IT Services)†

93,700

827,135

DnB Nor ASA (Financials, Commercial Banks)

56,100

648,908

Statoil ASA (Energy, Oil, Gas & Consumable Fuels)

30,300

768,834

Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)

148,338

2,642,305

4,887,182

Portugal: 0.02%

Banco Espirito Santo SA (Financials, Commercial Banks)«

51,000

109,434

Russia: 0.96%

Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)

159,526

1,852,097

Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)

55,500

1,155,875

Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)«

29,100

1,679,070

4,687,042

Singapore: 0.44%

City Developments Limited (Financials, Real Estate Management & Development)

63,459

547,248

DBS Group Holdings Limited (Financials, Commercial Banks)

81,000

791,189

United Overseas Bank Limited (Financials, Commercial Banks)

61,000

827,315

2,165,752

South Africa: 0.19%

Exxaro Resources Limited (Materials, Metals & Mining)

41,700

934,842

16

Wells Fargo Advantage Diversified International Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

South Korea: 1.66%

Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)

6,148

$
1,238,136

Industrial Bank of Korea (Financials, Commercial Banks)†

99,500

1,306,265

NHN Corporation (Internet Software, Internet Software & Services)†

7,337

1,530,649

POSCO (Materials, Metals & Mining)†

2,900

1,004,816

Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)

2,322

1,998,918

Woori Finance Holdings Company Limited (Financials, Commercial Banks)†

110,400

1,056,135

8,134,919

Spain: 2.01%

Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)

103,200

928,792

Banco Santander Central Hispano SA (Financials, Commercial Banks)

283,254

2,397,421

Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)«

13,418

1,218,079

Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)

157,527

4,741,515

Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)«

24,200

514,289

9,800,096

Sweden: 1.00%

Boliden AB (Materials, Metals & Mining)

87,500

1,243,935

Saab AB (Industrials, Aerospace & Defense)†

59,800

1,151,811

Sandvik AB (Industrials, Machinery)

61,317

842,900

Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)

48,700

710,950

Swedbank AB (Financials, Commercial Banks)

68,180

954,552

4,904,148

Switzerland: 8.84%

ABB Limited (Industrials, Electrical Equipment)

44,207

832,215

Adecco SA (Industrials, Professional Services)

64,133

3,080,130

Baloise Holding AG (Financials, Insurance)

13,300

1,083,362

Clariant AG (Materials, Chemicals)

40,872

442,606

Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

73,681

4,197,208

Credit Suisse Group AG (Financials, Capital Markets)

55,276

1,594,217

Georg Fischer AG (Industrials, Machinery)

1,400

580,107

Givaudan SA (Materials, Chemicals)

1,635

1,487,062

Nestle SA (Consumer Staples, Food Products)

164,108

9,491,623

Novartis AG (Health Care, Pharmaceuticals)

91,699

5,165,888

Roche Holdings AG (Health Care, Pharmaceuticals)

27,342

4,485,984

Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

13,920

5,860,129

Swiss Re Limited (Financials, Insurance)†

11,200

611,503

UBS AG (Financials, Capital Markets)

36,278

458,489

Valora Holding AG (Consumer Discretionary, Specialty Retail)

1,120

232,609

Zurich Financial Services AG (Financials, Insurance)

15,678

3,612,893

43,216,025

United Kingdom: 18.08%

Amlin plc (Financials, Insurance)

101,100

466,308

Anglo American plc (Materials, Metals & Mining)

28,936

1,060,807

Antofagasta plc (Materials, Metals & Mining)

78,872

1,467,969

Ashtead Group plc (Industrials, Trading Companies & Distributors)

376,789

937,603

AstraZeneca plc (Health Care, Pharmaceuticals)

58,100

2,789,333

Aviva plc (Financials, Insurance)

93,600

510,641

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Diversified International Fund

17

Security Name

Shares

Value

United Kingdom (continued)

BAE Systems plc (Industrials, Aerospace & Defense)

317,800

$
1,409,330

Barclays plc (Financials, Commercial Banks)

595,921

1,847,321

BG Group plc (Health Care, Health Care Providers & Services)

132,725

2,878,011

BHP Billiton plc (Materials, Metals & Mining)

67,700

2,131,838

BP plc (Energy, Oil, Gas & Consumable Fuels)

431,198

3,173,115

BT Group plc (Telecommunication Services, Diversified Telecommunication Services)

734,200

2,215,247

Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)

65,852

1,413,684

Cookson Group plc (Utilities, Multi-Utilities)

88,639

681,327

Diageo plc (Consumer Staples, Beverages)

119,064

2,464,120

DS Smith plc (Industrials, Professional Services)

241,500

825,075

Experian Group Limited (Financials, Diversified Financial Services)

97,168

1,262,285

Firstgroup plc (Industrials, Road & Rail)

145,100

777,110

Game Group plc (Consumer Discretionary, Specialty Retail)

854,265

264,413

Genting International plc (Consumer Staples, Hotels, Restaurants & Leisure)†

923,592

1,261,973

GlaxoSmithKline plc (Health Care, Pharmaceuticals)

227,110

5,096,884

Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)

71,400

514,839

Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)

208,100

335,794

HSBC Holdings plc (Financials, Commercial Banks)

550,202

4,800,682

Imperial Tobacco Group plc (Consumer Staples, Tobacco)

134,043

4,882,773

Intertek Group plc (Industrials, Commercial Services & Supplies)

29,957

987,705

Johnson Matthey plc (Materials, Chemicals)

28,684

862,785

Kesa Electricals plc (Consumer Discretionary, Specialty Retail)

334,144

552,406

Kingfisher plc (Consumer Discretionary, Specialty Retail)

241,228

999,430

Land Securities Group plc (Financials, REIT)

167,219

1,830,113

LogicaCMG plc (Industrials, Professional Services)

465,700

698,805

Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)

317,490

493,656

New World Resources plc (Energy, Oil, Gas & Consumable Fuels)

61,538

514,913

Next plc (Consumer Discretionary, Multiline Retail)

17,900

733,653

Old Mutual plc (Financials, Insurance)

518,700

911,944

Pace plc (Consumer Discretionary, Household Durables)

190,500

241,838

Persimmon plc (Consumer Discretionary, Household Durables)

172,544

1,375,978

Prudential plc (Financials, Insurance)

50,197

518,490

Reckitt Benckiser Group (Consumer Staples, Household Products)

2,154

110,564

Rio Tinto plc (Materials, Metals & Mining)

17,751

960,310

Royal & Sun Alliance Insurance Group plc (Financials, Insurance)

162,400

290,022

Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)

32,457

1,150,913

Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)

87,560

3,101,787

Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)

124,500

4,466,830

SABMiller plc (Consumer Staples, Beverages)

93,897

3,419,748

Standard Chartered plc (Financials, Commercial Banks)

135,678

3,165,955

Tate & Lyle plc (Consumer Staples, Food Products)

92,050

963,062

Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)

233,700

193,918

Travis Perkins plc (Industrials, Trading Companies & Distributors)

84,535

1,165,890

Tullett Prebon plc (Financials, Capital Markets)

137,500

775,333

Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)

2,022,362

5,615,463

WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)

99,900

878,755

WPP plc (Consumer Discretionary, Media)

395,285

4,091,622

Xstrata plc (Materials, Metals & Mining)

109,355

1,821,477

88,361,847

Total Common Stocks (Cost $473,953,333)

459,583,139

18

Wells Fargo Advantage Diversified International Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Investments Companies: 0.16%

Hong Kong: 0.16%

iShares MSCI China Index ETF

15,334

$
803,042

Total Investment Companies (Cost $847,762)

803,042

Dividend Yield

Preferred Stocks: 0.41%

Brazil: 0.41%

Cia Energetica de Minas Gerais (Energy, Oil, Gas & Consumable Fuels)

6.34
%

35,900

600,121

Companhia Vale do Rio Doce Class A (Materials, Metal Mining)

7.09

59,200

1,406,856

Total Preferred Stocks (Cost $2,302,569)

2,006,977

Expiration Date

Rights: 0.00%

Australia: 0.00%

Perilya Limited (Materials, Metal Mining)(a)†

11/21/2011

198,950

8,387

Total Rights (Cost $0)

8,387

Yield

Short-Term Investments: 8.46%

Investment Companies: 8.46%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.07

26,601,698

26,601,698

Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)

0.21

14,745,848

14,745,848

Total Short-Term Investments (Cost $41,347,546)

41,347,546

Total Investments in Securities

(Cost $518,451,210)*

103.06
%

503,749,091

Other Assets and Liabilities, Net

(3.06
)

(14,977,895
)

Total Net Assets

100.00
%

$
488,771,196

«
All or a portion of this security is on loan.

†
Non-income earning security.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(v)
Security represents investment of cash collateral received from securities on loan.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $525,650,059 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
42,295,709

Gross unrealized depreciation

(64,196,677
)

Net unrealized depreciation

$
(21,900,968
)

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—October 31, 2011

Wells Fargo Advantage Diversified International Fund

19

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
462,401,545

In affiliated securities, at value

41,347,546

Total investments, at value (see cost below)

503,749,091

Foreign currency, at value (see cost below)

6,376,475

Receivable for investments sold

2,000,038

Receivable for Fund shares sold

142,290

Receivable for dividends

1,199,482

Receivable for securities lending income

6,334

Unrealized gains on forward foreign currency contracts

363,111

Prepaid expenses and other assets

97,879

Total assets

513,934,700

Liabilities

Payable for investments purchased

9,199,134

Payable for Fund shares redeemed

98,691

Unrealized losses on forward foreign currency exchange contracts

563,378

Payable upon receipt of securities loaned

14,745,848

Advisory fee payable

394,908

Distribution fees payable

683

Due to other related parties

45,316

Accrued expenses and other liabilities

115,546

Total liabilities

25,163,504

Total net assets

$
488,771,196

NET ASSETS CONSIST OF

Paid-in capital

$
591,120,330

Undistributed net investment income

9,342,898

Accumulated net realized losses on investments

(96,799,579
)

Net unrealized losses on investments

(14,892,453
)

Total net assets

$
488,771,196

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
23,861,810

Shares outstanding – Class A

2,463,492

Net asset value per share – Class A

$9.69

  Maximum offering price per share – Class
A2

$10.28

Net assets – Class B

$
481,834

Shares outstanding – Class B

52,424

Net asset value per share – Class B

$9.19

Net assets – Class C

$
625,222

Shares outstanding – Class C

69,390

Net asset value per share – Class C

$9.01

Net assets – Administrator Class

$
3,421,480

Shares outstanding – Administrator Class

353,366

Net asset value per share – Administrator Class

$9.68

Net assets – Institutional Class

$
419,925,090

Shares outstanding – Institutional Class

43,332,752

Net asset value per share – Institutional Class

$9.69

Net assets – Investor Class

$
40,455,760

Shares outstanding – Investor Class

4,192,443

Net asset value per share – Investor Class

$9.65

Total investments, at cost

$
518,451,210

Securities on loan, at value

$
13,813,106

Foreign currency, at cost

$
6,363,233

1.
The Fund has an unlimited amount of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

20

Wells Fargo Advantage Diversified International Fund

Statement of Operations —October 31, 2011

Investment income

Dividends*

$
14,048,625

Securities lending income, net

575,766

Income from affiliated securities

23,665

Interest**

3,998

Total investment income

14,652,054

Expenses

Advisory fee

4,296,237

Administration fees

Fund level

253,232

Class A

73,264

Class B

1,996

Class C

1,914

Administrator Class

75,387

Institutional Class

283,689

Investor Class

154,381

Shareholder servicing fees

Class A

70,446

Class B

1,919

Class C

1,840

Administrator Class

184,826

Investor Class

115,981

Distribution fees

Class B

5,758

Class C

5,521

Custody and accounting fees

150,531

Professional fees

34,084

Registration fees

48,001

Shareholder report expenses

45,507

Trustees’ fees and expenses

10,578

Other fees and expenses

37,142

Total expenses

5,852,234

Less: Fee waivers and/or expense reimbursements

(290,052
)

Net expenses

5,562,182

Net investment income

9,089,872

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:

Unaffiliated securities

28,627,355

Forward foreign currency contract transactions

(2,448
)

Net realized gains on investments

28,624,907

Net change in unrealized gains (losses) on:

Unaffiliated securities

(60,898,460
)

Forward foreign currency contract transactions

(212,687
)

Net change in unrealized gains (losses) on investments

(61,111,147
)

Net realized and unrealized gains (losses) on investments

(32,486,240
)

Net decrease in net assets resulting from operations

$
(23,396,368
)

* Net of foreign dividend withholding taxes of

$1,349,982

** Net of foreign interest withholding taxes of

$14

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

Wells Fargo Advantage Diversified International Fund

21

  Year Ended
October 31, 2011

  Year Ended
October 31, 2010¹

  Year Ended
September 30, 2010

Operations

Net investment income

$
9,089,872

$
331,866

$
5,599,571

Net realized gains on investments

28,624,907

3,096,137

8,190,264

Net change in unrealized gains (losses) on investments

(61,111,147
)

17,829,465

5,936,058

Net increase (decrease) in net assets resulting from operations

(23,396,368
)

21,257,468

19,725,893

Distributions to shareholders from

Net investment income

Class A

(311,102
)

0

(405,812
)

Class B

0

0

(12,664
)

Class C

(3,178
)

0

(6,723
)

Administrator Class

(2,469,967
)

0

(3,609,906
)

Institutional Class

(3,000,704
)

0

(1,123,456
)

Investor Class

(499,616
)

0

(615,428
)

Total distributions to shareholders

(6,284,567
)

0

(5,773,989
)

Capital share transactions

Proceeds from shares sold

Class A

70,137

749,686

2,039

20,635

115,441

1,017,274

Class B

578

6,070

495

4,758

3,133

28,444

Class C

8,780

88,902

36

340

14,472

129,501

Administrator Class

113,988

1,206,133

12,043

123,433

7,011,434

64,232,585

Institutional Class

27,584,224

295,522,173

211,610

2,168,301

13,163,872

117,799,331

Investor Class

489,574

5,070,033

19,428

199,095

356,882

3,427,956

302,642,997

2,516,562

186,635,091

Reinvestment of distributions

Class A

28,499

295,248

0

0

41,062

388,860

Class B

0

0

0

0

1,302

11,744

Class C

277

2,687

0

0

622

5,521

Administrator Class

236,741

2,445,535

0

0

218,270

2,060,467

Institutional Class

124,751

1,287,429

0

0

118,932

1,121,530

Investor Class

47,692

492,178

0

0

64,136

605,441

4,523,077

0

4,193,563

Payment for shares redeemed

Class A

(530,722
)

(5,493,680
)

(45,034
)

(460,915
)

(516,873
)

(4,856,745
)

Class B

(59,479
)

(603,610
)

(1,463
)

(13,980
)

(82,911
)

(732,976
)

Class C

(17,261
)

(170,775
)

(691
)

(6,680
)

(16,935
)

(148,253
)

Administrator Class

(19,669,772
)

(214,882,239
)

(35,918
)

(368,537
)

(14,736,780
)

(132,845,046
)

Institutional Class

(3,723,416
)

(37,986,222
)

(651,766
)

(6,625,683
)

(755,188
)

(7,174,823
)

Investor Class

(1,031,552
)

(10,607,271
)

(50,870
)

(517,180
)

(668,621
)

(6,244,180
)

(269,743,797
)

(7,992,975
)

(152,002,023
)

Net increase (decrease) in net assets resulting from capital share transactions

37,422,277

(5,476,413
)

38,826,631

Total increase in net assets

7,741,342

15,781,055

52,778,535

Net assets

Beginning of period

481,029,854

465,248,799

412,470,264

End of period

$
488,771,196

$
481,029,854

$
465,248,799

Undistributed net investment income

$
9,342,898

$
6,200,176

$
5,856,470

1.
For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

The accompanying notes are an integral part of these
financial statements.

22

Wells Fargo Advantage Diversified International Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended October 31,

Year Ended September 30,

Class A

2011

    2010[1]

2010

2009

2008

2007

Net asset value, beginning of period

$
10.29

$
9.84

$
9.62

$
11.68

$
19.49

$
15.91

Net investment income

0.16

0.00
[2]

0.09
[2]

0.14
[2]

0.31
[2]

0.24
[2]

Net realized and unrealized gains (losses) on investments

(0.65
)

0.45

0.26

(0.69
)

(5.91
)

3.51

Total from investment operations

(0.49
)

0.45

0.35

(0.55
)

(5.60
)

3.75

Distributions to shareholders from

Net investment income

(0.11
)

0.00

(0.13
)

(0.23
)

(0.23
)

(0.17
)

Net realized gains

0.00

0.00

0.00

(1.28
)

(1.98
)

0.00

Total distributions to shareholders

(0.11
)

0.00

(0.13
)

(1.51
)

(2.21
)

(0.17
)

Net asset value, end of period

$
9.69

$
10.29

$
9.84

$
9.62

$
11.68

$
19.49

  Total
return[3]

(4.83
)%

4.57
%

3.64
%

(0.78
)%

(32.12
)%

23.68
%

Ratios to average net assets (annualized)

Gross expenses

1.47
%

1.54
%

1.64
%

1.76
%

1.67
%

1.70
%

Net expenses

1.41
%

1.41
%

1.38
%

1.41
%

1.48
%

1.50
%

Net investment income

1.47
%

0.59
%

0.99
%

1.76
%

1.93
%

1.32
%

Supplemental data

Portfolio turnover rate

53
%

5
%

64
%

123
%

62
%

49
%

Net assets, end of period (000’s omitted)

$23,862

$29,804

$28,926

$31,742

$37,819

$62,693

1.
For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Diversified International Fund

23

(For a share outstanding throughout each period)

Year Ended October 31,

Year Ended September 30,

Class B

2011

    2010[1]

2010

2009

2008

2007

Net asset value, beginning of period

$
9.74

$
9.32

$
9.12

$
11.07

$
18.52

$
15.13

Net investment income (loss)

0.06
[2]

0.00
[2]

(0.05
)[2]

0.07
[2]

0.16
[2]

0.07
[2]

Net realized and unrealized gains (losses) on investments

(0.61
)

0.42

0.32

(0.64
)

(5.58
)

3.36

Total from investment operations

(0.55
)

0.42

0.27

(0.57
)

(5.42
)

3.43

Distributions to shareholders from

Net investment income

0.00

0.00

(0.07
)

(0.10
)

(0.05
)

(0.04
)

Net realized gains

0.00

0.00

0.00

(1.28
)

(1.98
)

0.00

Total distributions to shareholders

0.00

0.00

(0.07
)

(1.38
)

(2.03
)

(0.04
)

Net asset value, end of period

$
9.19

$
9.74

$
9.32

$
9.12

$
11.07

$
18.52

  Total
return[3]

(5.65
)%

4.51
%

3.00
%

(1.50
)%

(32.61
)%

22.73
%

Ratios to average net assets (annualized)

Gross expenses

2.23
%

2.28
%

2.39
%

2.51
%

2.43
%

2.45
%

Net expenses

2.16
%

2.16
%

2.13
%

2.16
%

2.23
%

2.25
%

Net investment income (loss)

0.64
%

(0.16
)%

(0.59
)%

0.93
%

1.03
%

0.39
%

Supplemental data

Portfolio turnover rate

53
%

5
%

64
%

123
%

62
%

49
%

Net assets, end of period (000’s omitted)

$482

$1,084

$1,046

$1,739

$3,213

$9,579

1.
For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24

Wells Fargo Advantage Diversified International Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended October 31,

Year Ended September 30,

Class C

2011

    2010[1]

2010

2009

2008

2007

Net asset value, beginning of period

$
9.59

$
9.17

$
8.98

$
10.98

$
18.46

$
15.10

Net investment income (loss)

0.07
[2]

0.00
[2]

0.02
[2]

0.07
[2]

0.17
[2]

0.09

Net realized and unrealized gains (losses) on investments

(0.61
)

0.42

0.25

(0.65
)

(5.56
)

3.34

Total from investment operations

(0.54
)

0.42

0.27

(0.58
)

(5.39
)

3.43

Distributions to shareholders from

Net investment income

(0.04
)

0.00

(0.08
)

(0.14
)

(0.11
)

(0.07
)

Net realized gains

0.00

0.00

0.00

(1.28
)

(1.98
)

0.00

Total distributions to shareholders

(0.04
)

0.00

(0.08
)

(1.42
)

(2.09
)

(0.07
)

Net asset value, end of period

$
9.01

$
9.59

$
9.17

$
8.98

$
10.98

$
18.46

  Total
return[3]

(5.65
)%

4.58
%

3.07
%

(1.47
)%

(32.64
)%

22.76
%

Ratios to average net assets (annualized)

Gross expenses

2.22
%

2.28
%

2.39
%

2.51
%

2.42
%

2.45
%

Net expenses

2.16
%

2.16
%

2.12
%

2.16
%

2.23
%

2.25
%

Net investment income (loss)

0.72
%

(0.16
)%

0.20
%

0.92
%

1.11
%

0.54
%

Supplemental data

Portfolio turnover rate[4]

53
%

5
%

64
%

123
%

62
%

49
%

Net assets, end of period (000’s omitted)

$625

$744

$718

$719

$995

$1,961

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified International Fund	25

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Administrator Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.28	$9.83	$9.59	$11.67	$19.48	$15.90
Net investment income	0.05 [2]	0.00 [2]	0.12 [2]	0.16 [2]	0.31 [2]	0.26 [2]
Net realized and unrealized gains (losses) on investments	(0.52)	0.45	0.26	(0.70)	(5.87)	3.53

Total from investment operations	(0.47)	0.45	0.38	(0.54)	(5.56)	3.79
Distributions to shareholders from
Net investment income	(0.13)	0.00	(0.14)	(0.26)	(0.27)	(0.21)
Net realized gains	0.00	0.00	0.00	(1.28)	(1.98)	0.00

Total distributions to shareholders	(0.13)	0.00	(0.14)	(1.54)	(2.25)	(0.21)
Net asset value, end of period	$9.68	$10.28	$9.83	$9.59	$11.67	$19.48
Total return[3]	(4.69)%	4.58%	3.87%	(0.66)%	(31.98)%	24.00%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.38%	1.46%	1.58%	1.50%	1.52%
Net expenses	1.24%	1.25%	1.22%	1.25%	1.25%	1.25%
Net investment income	0.44%	0.75%	1.31%	2.02%	1.92%	1.48%
Supplemental data
Portfolio turnover rate	53%	5%	64%	123%	62%	49%
Net assets, end of period (000’s omitted)	$3,421	$202,247	$193,626	$261,004	$293,831	$689,808

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Diversified International Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Institutional Class	2011	2010[1]	2010	2009	2008	2007
Net asset value, beginning of period	$10.29	$9.84	$9.60	$11.69	$19.50	$15.91
Net investment income	0.23	0.00 [2]	0.15 [2]	0.18 [2]	0.38 [2]	0.45 [2]
Net realized and unrealized gains (losses) on investments	(0.68)	0.45	0.24	(0.70)	(5.90)	3.37

Total from investment operations	(0.45)	0.45	0.39	(0.52)	(5.52)	3.82
Distributions to shareholders from
Net investment income	(0.15)	0.00	(0.15)	(0.29)	(0.31)	(0.23)
Net realized gains	0.00	0.00	0.00	(1.28)	(1.98)	0.00

Total distributions to shareholders	(0.15)	0.00	(0.15)	(1.57)	(2.29)	(0.23)
Net asset value, end of period	$9.69	$10.29	$9.84	$9.60	$11.69	$19.50
Total return[3]	(4.48)%	4.57%	4.13%	(0.41)%	(31.79)%	24.22%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.11%	1.19%	1.31%	1.23%	1.22%
Net expenses	0.99%	0.99%	0.96%	0.99%	1.04%	1.05%
Net investment income	2.17%	1.00%	1.63%	2.30%	2.46%	2.43%
Supplemental data
Portfolio turnover rate	53%	5%	64%	123%	62%	49%
Net assets, end of period (000’s omitted)	$419,925	$199,081	$194,651	$69,698	$59,620	$69,756

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Diversified International Fund	27

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Investor Class	2011	2010[1]	2010	2009	2008[2]
Net asset value, beginning of period	$10.26	$9.81	$9.58	$11.68	$14.27
Net investment income	0.13	0.00 [3]	0.11 [3]	0.14 [3]	0.04 [3]
Net realized and unrealized gains (losses) on investments	(0.63)	0.45	0.24	(0.70)	(2.63)

Total from investment operations	(0.50)	0.45	0.35	(0.56)	(2.59)
Distributions to shareholders from
Net investment income	(0.11)	0.00	(0.12)	(0.26)	0.00
Net realized gains	0.00	0.00	0.00	(1.28)	0.00

Total distributions to shareholders	(0.11)	0.00	(0.12)	(1.54)	0.00
Net asset value, end of period	$9.65	$10.26	$9.81	$9.58	$11.68
Total return[4]	(4.97)%	4.59%	3.74%	(0.82)%	(18.15)%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.61%	1.73%	1.87%	1.85%
Net expenses	1.46%	1.46%	1.43%	1.46%	1.46%
Net investment income	1.43%	0.54%	1.18%	1.75%	1.60%
Supplemental data
Portfolio turnover rate	53%	5%	64%	123%	62%
Net assets, end of period (000’s omitted)	$40,456	$48,070	$46,282	$47,569	$47,062

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 18, 2008 (commencement of class operations) to September 30, 2008.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Advantage Diversified International Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Diversified International Fund	29

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to passive foreign investment companies. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$337,417	$(337,417)

30	Wells Fargo Advantage Diversified International Fund	Notes to Financial Statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $ 89,306,475 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Diversified International Fund	31

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$45,230,226	*	$414,352,913	*	$0	$459,583,139
Investment companies	803,042		0		0	803,042
Preferred stocks	2,006,977		0		0	2,006,977
Rights	0		8,387		0	8,387
Short-term investments
Investment companies	26,601,698		14,745,848		0	41,347,546
	$74,641,943		$429,107,148		$0	$503,749,091

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $347,724,758 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(200,267)	$0	$(200,267)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common stocks
Balance as of October 31, 2010	$103,217
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(15,925)
Purchases	0
Sales	(87,292)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of October 31, 2011	$0
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$0

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

32	Wells Fargo Advantage Diversified International Fund	Notes to Financial Statements

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Artisan Partners Limited Partnership, LSV Asset Management and Wells Capital Management, an affiliate of Funds Management, are the sub-advisers to the Fund and are entitled to receive a fee from the adviser which is calculated based on the average daily net assets of the Fund as follows:

	Annual investment sub-advisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35%	0.30%
Wells Capital Management	0.45%	0.40%

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $1,097 from the sale of Class A shares and $1,358 and $346 contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $286,986,331 and $258,367,629, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

Notes to Financial Statements	Wells Fargo Advantage Diversified International Fund	33

At October 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive	U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/17/2011	Brown Brothers Harriman	2,048,000 CHF	$2,333,611	$2,621,440	$(287,829)
12/21/2011	Brown Brothers Harriman	1,492,500 EUR	2,064,342	2,066,620	(2,278)
12/21/2011	Brown Brothers Harriman	1,492,500 EUR	2,064,342	2,105,500	(41,158)
01/05/2012	Barclays	2,825,000 GBP	4,539,200	4,458,895	80,305

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver	U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/17/2011	Brown Brothers Harriman	1,600,000 CHF	$1,823,133	$2,044,075	$220,942
11/17/2011	Brown Brothers Harriman	448,000 CHF	510,477	572,341	61,864
12/21/2011	Brown Brothers Harriman	2,985,000 EUR	4,128,683	4,055,212	(73,471)
01/05/2012	Barclays	2,825,000 GBP	4,539,200	4,380,558	(158,642)

The Fund had average contract amounts of $ $1,929,109 and $5,157,717 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $1,257 in commitment fees.

During the period ended October 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,284,567, $0 and $5,773,989 of ordinary income for the year ended October 31, 2011, the one month ended October 31, 2010 and the year ended September 30, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$9,048,648	$(22,091,302)	$(89,306,475)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

34	Wells Fargo Advantage Diversified International Fund	Notes to Financial Statements

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT DISTRIBUTION

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.13960
Class B	0.00393
Class C	0.06196
Administrator Class	0.00000
Institutional Class	0.18828
Investor Class	0.13563

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Diversified International Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified International Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified International Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

36	Wells Fargo Advantage Diversified International Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $7,340,158 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $2,151 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$1,264,849	$0.0251	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Diversified International Fund	37

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

38	Wells Fargo Advantage Diversified International Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Diversified International Fund	39

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206325 12-11 A237/AR237 10-11

Wells Fargo Advantage Emerging Markets Equity Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Equity Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period. Largely because of sovereign debt worries, the MSCI EAFE® Index1—which includes stocks from both European and Asian developed markets—declined by 4.1% for the 12-month period.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Emerging Markets Equity Fund	3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Federal Reserve announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate at 1.00% but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4	Wells Fargo Advantage Emerging Markets Equity Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Derrick Irwin, CFA

Yi (Jerry) Zhang, PhD, CFA

FUND INCEPTION

September 6, 1994

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	(3.32)%
MSCI Emerging Markets Index (Gross)[1]	(7.44)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.81% for Class A. The Fund’s gross and net expense ratios are 1.84% and 1.82%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Gross) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 25 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The chart compares the performance of the Wells Fargo Advantage Emerging Markets Equity Fund Class A shares for the most recent ten years with the MSCI Emerging Markets Index (Gross). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges outperformed the MSCI Emerging Markets Index (Gross) for the 12-month period that ended October 31, 2011, in what proved to be a highly volatile year for emerging markets equities.

■

The Fund’s sector and country weightings primarily result from stock selection. As a result, stock selection tends to have the most significant effect on the Fund’s performance. Significant contributors to the Fund’s performance included SINA Corporation, KT&G Corporation, China Telecom Corporation Limited, and Cielo SA.

■

The tension between macroeconomic forces, cyclical factors, and structural imbalances made for a challenging investing environment. Our view remains that while structural issues in the developed world remain largely unaddressed, growth concerns in the emerging markets are cyclical in nature. We believe that fundamentals in emerging markets remain strong and that their economies have proven resilient, which should protect them to some degree from a dramatic slowdown in the world economy.

The economic recovery continued, although it continued to be fragile.

The global economy appeared on track for a continued recovery until August, when a number of events, each of which would have been troubling in its own right, fed on each other to drive global markets to extreme levels of volatility and confusion. The U.S. debt-ceiling debate focused investors’ attention on the importance of U.S. deficits and the inability of politicians to manage the problem. The situation was exacerbated when Standard & Poor’s downgraded the U.S. government’s long-term debt. Meanwhile, the crisis in Europe went from bad to worse, and the conversation turned from whether Greece would default to when it would default and what collateral damage could be expected. Investors also had to contend with increasing evidence of a double-dip recession (or an entirely new recession, or stalled recovery, depending on the point of view) in the West. In the emerging markets, signs of economic slowdown began to crop up with more frequency, and investors began to question China’s ability to continue as the world’s growth engine. Any one of these issues would have been cause for concern; taken together, they sent investors looking for increasingly scarce safe havens.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)
China Mobile Limited	4.22%
Petroleo Brasileiro SA ADR	3.17%
Samsung Electronics Company Limited	3.13%
SINA Corporation	2.86%
Taiwan Semiconductor Manufacturing Company Limited	2.56%
Grupo Televisa SA ADR	2.24%
KT Corporation ADR	2.09%
Banco Bradesco SA ADR	2.05%
KT&G Corporation	1.97%
America Movil SAB de CV ADR	1.57%

Stock selection and sector weighting contributed to the Fund’s outperformance.

Significant country contributors included China, India, and Taiwan. Strong stock selection allowed us to outperform, despite being underweight in both India and Taiwan and only mildly overweight in China. The top-contributing holding in the Fund was Chinese internet company SINA Corporation. The dominant internet portal in China, SINA has been the beneficiary of an improving online advertising market, as well as ongoing efficiency improvements implemented after management purchased a large stake in the company last year. Additionally, its micro-blogging platform is likely to be an important source of future growth. SINA shares were highly volatile over the period, but our rigorous research and valuation discipline helped us manage the Fund’s exposure. Cigarette and ginseng maker KT&G Corporation was the second-largest contributor. Notable country detractors included Mexico—where cement maker Cemex SAB de CV remained affected by the slowdown in the U.S. construction market—and South Korea.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

6	Wells Fargo Advantage Emerging Markets Equity Fund	Performance Highlights (Unaudited)

By sector, contributors included information technology, financials, and consumer staples stocks. Consumer discretionary and materials stocks lagged. In terms of sector positioning, the Fund’s largest overweight was in telecommunication services. Over the past 24 months, we identified what we believed to be excellent value in stocks such as China Mobile Limited, MTN Group Limited, and Turkcell Iletisim Hizmetleri AS and built positions accordingly. The Fund’s largest sector underweight was in financials, largely because we owned no Chinese banks. Because China’s banks are subject to government interference, we find it difficult to accurately evaluate them.

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31, 2011)

While a cyclical slowdown appears likely, economic fundamentals remain strong in most emerging markets. Public-sector debt is much lower in emerging markets than in the West. Current accounts of major emerging economies are in surplus, and major fiscal imbalances are uncommon. Furthermore, many emerging markets have implemented tighter interest rate policies, which now give them flexibility to fight any cyclical slowdown by lowering rates. By contrast, most developing countries have already cut their rates to zero or near zero and have little room to ease.

Our focus on company fundamentals should provide positive returns going forward.

We aim to embrace the secular trends within emerging markets—such as that of increasing consumption—while remaining wary of imbalances that could drive a cyclical slowdown, as countries like China and India (not to mention Turkey and Brazil) struggle to balance growth and inflation. An uncertain environment like this can create what we perceive are significant opportunities for us because companies sell off on short-term market “noise” despite solid business fundamentals. We remain convinced that the best strategy is to continue to rigorously monitor company fundamentals while keeping a keen eye on valuations. We hope that our process will allow us to avoid the frothy, unsustainable speculative bubbles that periodically occur in emerging markets, as well as sidestep the inevitable price reversals of overvalued securities. We believe that over time this strategy should allow us to provide solid returns for our investors.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EMGAX)	09/06/1994	(17.17)	(8.87)	7.77	18.18	(12.13)	(3.32)	9.06	18.88	1.84%	1.82%
Class B (EMGBX)**	09/06/1994	(16.83)	(8.84)	8.00	18.30	(12.46)	(4.04)	8.26	18.30	2.59%	2.57%
Class C (EMGCX)	09/06/1994	(13.50)	(5.07)	8.23	18.00	(12.50)	(4.07)	8.23	18.00	2.59%	2.57%
Administrator Class (EMGYX)	09/06/1994					(12.05)	(3.14)	9.31	19.20	1.68%	1.61%
Institutional Class (EMGNX)	07/30/2010					(11.95)	(2.89)	9.39	19.24	1.41%	1.31%
MSCI Emerging Markets Index (Gross)						(15.73)	(7.44)	6.83	17.16

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses at 1.81% for Class A, 2.56% for Class B, 2.56% for Class C, 1.60% for Administrator Class and 1.30% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Emerging Markets Equity Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$878.67	$7.72	1.63%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.99	$8.29	1.63%
Class B
Actual	$1,000.00	$875.42	$11.25	2.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.21	$12.08	2.38%
Class C
Actual	$1,000.00	$875.00	$11.25	2.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.21	$12.08	2.38%
Administrator Class
Actual	$1,000.00	$879.52	$6.77	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.27	1.43%
Institutional Class
Actual	$1,000.00	$880.51	$5.74	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16	1.21%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Emerging Markets Equity Fund	9

Security Name	Shares	Value

Common Stocks: 85.33%

Argentina: 0.07%
Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	148,500	$1,493,910

Brazil: 13.42%
All America Latina Logistica SA (Industrials, Road & Rail)	4,800,570	23,907,082
B2w Companhia Global do Varejo (Consumer Discretionary, Internet & Catalog Retail)	1,462,090	11,879,987
Banco Bradesco SA ADR (Financials, Commercial Banks)«	2,495,235	45,413,277
Banco do Brasil SA (Financials, Commercial Banks)	2,202,100	33,220,369
Brookfield Incorporacoes SA (Financials, Real Estate Management & Development)†	3,653,572	14,045,243
Campanhia De Bebidas ADR (Consumer Staples, Beverages)	347,500	11,717,700
Cia de Concessoes Rodoviarias (Industrials, Transportation Infrastructure)†	294,800	8,113,289
Cielo SA (Information Technology, IT Services)	530,400	14,056,674
Lojas Renner SA (Consumer Discretionary, Multiline Retail)†	396,200	12,013,963
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	1,308,400	35,339,884
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels)«	1,377,635	34,840,389
Redecard SA (Information Technology, IT Services)	818,400	13,752,419
Sao Carlos Empreendimentos (Financials, Real Estate Management & Development)†	258,900	3,287,428
Tim Participacoes SA (Telecommunication Services, Wireless Telecommunication Services)	1,835,363	9,492,980
Vale SA ADR (Materials, Metals & Mining)	1,006,236	25,568,457

		296,649,141

China: 10.98%
51job Incorporated ADR (Industrials, Commercial Services & Supplies)«†	419,604	19,377,313
Bitauto Holdings Limited ADR (Information Technology, Internet Software & Services)†	292,524	1,752,219
China Life Insurance Company Limited ADR (Financials, Insurance)«	745,486	28,887,583
China Telecom Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	38,098,000	23,521,974
Dalian Port Company Limited (Industrials, Transportation Infrastructure)	18,732,000	4,788,959
First Tractor Company (Industrials, Machinery)	6,944,000	6,213,798
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,297,000	5,049,890
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)†	845,200	25,051,728
NVC Lighting Holdings Limited (Consumer Discretionary, Household Durables)	13,323,000	5,784,742
PetroChina Company Limited ADR (Energy, Oil, Gas & Consumable Fuels)«	206,700	26,790,387
Sichuan Expressway Company (Industrials, Transportation Infrastructure)	21,374,000	9,501,608
SINA Corporation (Information Technology, Internet Software & Services)«†	777,817	63,228,744
Sinotrans Limited (Industrials, Air Freight & Logistics)	32,149,000	6,632,585
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	3,200,000	16,272,448

		242,853,978

Hong Kong: 6.46%
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	950,000	9,029,119
China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	1,773,333	84,339,717
CNOOC Limited ADR (Energy, Oil, Gas & Consumable Fuels)«	147,900	27,895,419
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	14,800,000	8,674,627
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,995,500	4,008,017
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,992,000	8,858,261

		142,805,160

India: 5.89%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	2,625,849	21,023,212
Hindustan Unilever Limited (Consumer Staples, Household Products)†	1,140,200	8,780,331

10	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

India (continued)
ICICI Bank Limited ADR (Financials, Commercial Banks)«	909,795	$33,807,982
Idea Cellular Limited (Telecommunication Services, Wireless Telecommunication Services)†	5,140,500	9,929,750
Infosys Technologies Limited ADR (Information Technology, IT Services)«	302,100	17,700,039
Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	825,600	4,690,337
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)144A	759,100	27,444,521
Ultra Tech Cement Limited (Materials, Construction Materials)†	286,000	6,750,643

		130,126,815

Indonesia: 0.98%
PT Astra Agro Lestari Tbk (Consumer Staples, Food Products)	2,477,000	5,932,535
PT Astra International Incorporated (Consumer Discretionary, Automobiles)	995,500	7,676,084
Telekomunik Indonesia ADR (Telecommunication Services, Diversified Telecommunication Services)«	240,664	8,134,443

		21,743,062

Israel: 1.11%
Israel Chemicals Limited (Materials, Chemicals)	1,719,600	20,390,371
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	100,000	4,085,000

		24,475,371

Malaysia: 1.82%
Genting Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	4,380,700	15,257,990
KLCC Property Holdings Berhad (Financials, Real Estate Management & Development)	3,387,900	3,431,213
Resorts World Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,645,600	10,754,847
Sime Darby Berhad (Industrials, Industrial Conglomerates)	3,769,437	10,873,604

		40,317,654

Mexico: 5.30%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)«	1,364,400	34,683,048
Cemex SAB de CV (Materials, Construction Materials)«†	2,270,680	9,922,872
Fibra Uno Administracion SA (Financials, REIT)	2,184,945	4,016,744
Fomento Economico Mexicano SA de CV ADR (Consumer Staples, Beverages)«	206,900	13,872,645
Grupo Financiero Banorte SA de CV (Financials, Commercial Banks)	1,422,936	4,852,738
Grupo Televisa SA ADR (Consumer Discretionary, Media)«	2,325,000	49,592,250
Promotora Ambiental SAB de CV (Industrials, Commercial Services & Supplies)†	258,800	213,611

		117,153,908

Peru: 1.17%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)«	633,100	25,912,783

Philippines: 0.53%
Ayala Corporation (Financials, Diversified Financial Services)	554,584	3,959,415
Metropolitan Bank & Trust Company (Financials, Commercial Banks)	2,669,903	4,414,879
SM Investments Corporation (Industrials, Industrial Conglomerates)	263,016	3,406,196

		11,780,490

Poland: 0.30%
Telekomunikacja Polska SA (Telecommunication Services, Diversified Telecommunication Services)	1,251,897	6,638,467

Russia: 3.94%
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	1,935,796	22,440,442

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Emerging Markets Equity Fund	11

Security Name	Shares	Value

Russia (continued)
Lukoil Oil Company ADR (Energy, Oil, Gas & Consumable Fuels)	443,430	$25,683,981
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	1,472,100	21,036,309
Sberbank of Russia (Financials, Commercial Banks)	5,517,377	15,135,484
Sberbank Sponsored ADR (Financials, Commercial Banks)†	260,000	2,834,000

		87,130,216

South Africa: 7.82%
Anglo Platinum Limited (Materials, Metals & Mining)	262,332	18,889,746
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)«	657,742	29,736,516
Gold Fields Limited ADR (Materials, Metals & Mining)«	687,700	11,986,611
Impala Platinum Holdings Limited (Materials, Metals & Mining)	915,758	21,031,393
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	1,415,776	24,607,319
Pretoria Portland Cement Company Limited (Materials, Construction Materials)	1,766,835	5,350,690
Sasol Limited ADR (Energy, Oil, Gas & Consumable Fuels)«	585,587	26,491,956
Standard Bank Group Limited (Financials, Commercial Banks)	1,247,174	15,314,387
Tiger Brands Limited (Consumer Staples, Food Products)	675,545	19,384,860

		172,793,478

South Korea: 12.07%
KB Financial Group Incorporated (Financials, Commercial Banks)	56,779	2,199,723
KB Financial Group Incorporated ADR (Financials, Commercial Banks)«	563,117	21,989,719
Korea Electric Power Corporation (Utilities, Electric Utilities)†	222,360	4,979,186
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)«	2,772,900	46,251,972
KT&G Corporation (Consumer Staples, Tobacco)	695,491	43,617,239
Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)†	6,940	7,791,320
Lotte Confectionery Company Limited (Consumer Staples, Food Products)	7,166	11,205,240
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	80,386	69,201,133
Samsung Life Insurance Company Limited (Financials, Insurance)144A	254,000	19,699,159
Shinhan Financial Group Company Limited (Financials, Commercial Banks)†	488,395	19,456,256
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	23,720	3,158,449
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	1,175,319	17,382,968

		266,932,364

Taiwan: 8.33%
104 Corporation (Industrials, Commercial Services & Supplies)†	1,455,000	4,050,331
Asustek Computer Incorporated (Information Technology, Computers & Peripherals)	615,148	4,276,623
Cathay Financial Holding Company Limited (Financials, Insurance)	6,886,897	8,212,903
Chunghwa Telecom Limited ADR (Telecommunication Services, Diversified Telecommunication Services)	129,534	4,356,228
Far Eastern Textile Company Limited (Industrials, Industrial Conglomerates)†	20,431,341	24,021,411
First Financial Holding Company Limited (Financials, Commercial Banks)†	31,486,425	20,900,465
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)†	42,888,750	24,448,596
Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)†	714,881	7,502,151
Realtek Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)†	2,799,085	4,662,520
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)†	7,900,000	8,109,897
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)†	3,068,224	7,476,883
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)«	3,890,952	49,103,814

12	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of Investments—October 31, 2011

Security Name			Shares	Value

Taiwan (continued)
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)†			38,577,092	$16,938,125

				184,059,947

Thailand: 2.86%
Bangkok Bank PCL (Financials, Commercial Banks)			2,637,300	13,364,950
C.P. Seven Eleven PCL (Consumer Staples, Food & Staples Retailing)			6,213,200	9,496,598
PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)			2,281,300	11,944,367
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			1,869,200	18,600,820
Thai Beverage PCL (Consumer Staples, Beverages)			46,792,000	9,847,762

				63,254,497

Turkey : 1.72%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)†			1,074,238	13,019,502
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services)«			2,021,500	24,904,880

				37,924,382

United Kingdom: 0.56%
African Barrick Gold Limited (Materials, Metals & Mining)			1,428,500	12,372,349

Total Common Stocks (Cost $1,708,799,528)				1,886,417,972

	Interest Rate	Maturity Date	Principal
Convertible Debentures: 0.01%

Brazil: 0.01%
Lupatech SA (Energy, Energy Equipment & Services)(a)(i)	6.50%	04/15/2018	$303,000	142,899

Total Convertible Debentures (Cost $160,691)				142,899

	Dividend Yield		Shares
Preferred Stocks: 3.48%

Brazil: 3.48%
Banco Estado Rio Grande Sul (Financials, Commercial Banks)	2.65		918,100	9,679,127
Centrais Electricas Brasileiras SA (Utilities, Electric Utilities)	8.08		567,500	7,824,053
Itau Unibanco Holding SA ADR (Financials, Commercial Banks)	1.14		90,000	1,720,800
Lojas Americanas SA (Consumer Discretionary, Multiline Retail)	0.68		3,742,044	32,911,940
Vale SA ADR (Materials, Metals & Mining)«	6.64		1,050,100	24,782,360

Total Preferred Stocks (Cost $63,791,508)				76,918,280

	Yield
Short-Term Investments: 25.06%

Investment Companies: 25.06%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07		208,309,156	208,309,156
Wells Fargo Securities Lending Cash Investment, LLC(l)(u)(v)(r)	0.21		345,866,975	345,866,975

Total Short-Term Investments (Cost $554,176,131)				554,176,131

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Emerging Markets Equity Fund	13

Value

Total Investments in Securities
(Cost $2,326,927,858)*	113.88%	$2,517,655,282
Other Assets and Liabilities, Net	(13.88)	(306,847,608)

Total Net Assets	100.00%	$2,210,807,674

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

†	Non-income earning security.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $2,336,838,878 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$303,328,633
Gross unrealized depreciation	(122,512,229)

Net unrealized appreciation	$180,816,404

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$1,963,479,151
In affiliated securities, at value	554,176,131

Total investments, at value (see cost below)	2,517,655,282
Foreign currency, at value (see cost below)	12,853,639
Receivable for investments sold	2,778,284
Receivable for Fund shares sold	33,177,838
Receivable for dividends and interest	2,590,266
Receivable for securities lending income	52,629
Prepaid expenses and other assets	117,664

Total assets	2,569,225,602

Liabilities
Payable for investments purchased	5,775,344
Payable for Fund shares redeemed	3,653,068
Payable upon receipt of securities loaned	345,866,975
Advisory fee payable	1,785,970
Distribution fees payable	139,704
Due to other related parties	408,459
Accrued expenses and other liabilities	788,408

Total liabilities	358,417,928

Total net assets	$2,210,807,674

NET ASSETS CONSIST OF
Paid-in capital	$2,016,586,337
Undistributed net investment income	8,135,094
Accumulated net realized losses on investments	(4,605,117)
Net unrealized gains on investments	190,691,360

Total net assets	$2,210,807,674

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$917,633,269
Shares outstanding – Class A	43,851,262
Net asset value per share – Class A	$20.93
Maximum offering price per share – Class A2	$22.21
Net assets – Class B	$21,651,526
Shares outstanding – Class B	1,198,890
Net asset value per share – Class B	$18.06
Net assets – Class C	$200,796,070
Shares outstanding – Class C	11,202,240
Net asset value per share – Class C	$17.92
Net assets – Administrator Class	$529,083,179
Shares outstanding – Administrator Class	24,160,619
Net asset value per share – Administrator Class	$21.90
Net assets – Institutional Class	$541,643,630
Shares outstanding – Institutional Class	24,663,583
Net asset value per share – Institutional Class	$21.96

Total investments, at cost	$2,326,927,858

Securities on loan, at value	$323,499,793

Foreign currency, at cost	$12,914,780

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Emerging Markets Equity Fund	15

Investment income
Dividends*	$39,607,975
Securities lending income, net	525,346
Income from affiliated securities	254,817
Interest**	25,241

Total investment income	40,413,379

Expenses
Advisory fee	19,664,116
Administration fees
Fund level	946,096
Class A	2,408,151
Class B	71,293
Class C	561,040
Administrator Class	380,018
Institutional Class	274,207
Shareholder servicing fees
Class A	2,310,364
Class B	68,551
Class C	539,461
Administrator Class	804,326
Distribution fees
Class B	205,654
Class C	1,618,384
Custody and accounting fees	949,027
Professional fees	76,931
Registration fees	88,727
Shareholder report expenses	256,425
Trustees’ fees and expenses	19,197
Other fees and expenses	60,765

Total expenses	31,302,733
Less: Fee waivers and/or expense reimbursements	(58,052)

Net expenses	31,244,681

Net investment income	9,168,698

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	47,415,691
Net change in unrealized gains (losses) on investments	(150,259,770)

Net realized and unrealized gains (losses) on investments	(102,844,079)

Net decrease in net assets resulting from operations	$(93,675,381)

* Net of foreign dividend withholding taxes of	$5,161,010

** Net of foreign interest withholding taxes of	$6,285

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]

Operations
Net investment income		$9,168,698		$1,798,623
Net realized gains on investments		47,415,691		18,842,643
Net change in unrealized gains (losses) on investments		(150,259,770)		232,626,837

Net decrease in net assets resulting from operations		(93,675,381)		253,268,103

Distributions to shareholders from
Net investment income
Class A		(69,199)		(347,684)
Administrator Class		(281,655)		(563,672)[3]
Institutional Class		(437,476)		0 [2]

Total distributions to shareholders		(788,330)		(911,356)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	21,218,740	472,154,883	18,860,215	360,139,899
Class B	60,755	1,181,748	114,030	1,897,374
Class C	3,623,202	69,760,387	3,998,877	66,192,554
Administrator Class	20,848,230	478,979,598	8,078,650 [3]	161,864,384 [3]
Institutional Class	18,093,522	414,041,321	8,793,612 [2]	196,182,260 [2]

		1,436,117,937		786,276,471

Reinvestment of distributions
Class A	2,877	63,964	16,438	305,753
Administrator Class	10,004	232,301	20,117 [3]	390,875 [3]
Institutional Class	8,289	192,648	0 [2]	0 [2]

		488,913		696,628

Payment for shares redeemed
Class A	(15,278,236)	(334,689,903)	(8,409,193)	(158,156,799)
Class B	(508,097)	(9,781,425)	(349,250)	(5,773,904)
Class C	(2,767,168)	(51,885,678)	(1,982,623)	(32,087,876)
Administrator Class	(7,678,746)	(176,458,102)	(8,149,164)[3]	(173,496,329)[3]
Institutional Class	(2,167,541)	(49,841,512)	(64,299)[2]	(1,454,590)[2]

		(622,656,620)		(370,969,498)

Net asset value of shares issued in acquisition
Class A	0	0	6,401,149	117,055,258
Class B	0	0	178,594	2,845,791
Class C	0	0	120,371	1,903,695
Administrator Class	0	0	954,372	18,231,179

		0		140,035,923

Net increase in net assets resulting from capital share transactions		813,950,230		556,039,524

Total increase in net assets		719,486,519		808,396,271

Net assets
Beginning of period		1,491,321,155		682,924,884

End of period		$2,210,807,674		$1,491,321,155

Undistributed (accumulated) net investment income (loss)		$8,135,094		$(274,101)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Emerging Markets Growth Fund.

2.	Class commenced operations on July 30, 2010.

3.	Class I shares of Evergreen Emerging Markets Growth Fund became Administrator Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$21.65	$16.99	$12.90	$30.53	$21.97
Net investment income	0.08	0.04 [2]	0.04 [2]	0.16	0.19
Net realized and unrealized gains (losses) on investments	(0.80)	4.63	5.98	(14.22)	12.04

Total from investment operations	(0.72)	4.67	6.02	(14.06)	12.23
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.01)	(0.12)	(0.15)	(0.17)
Net realized gains	0.00	0.00	(1.81)	(3.42)	(3.50)

Total distributions to shareholders	(0.00)	(0.01)	(1.93)	(3.57)	(3.67)
Net asset value, end of period	$20.93	$21.65	$16.99	$12.90	$30.53
Total return[4]	(3.32)%	27.51%	57.88%	(51.64)%	63.88%
Ratios to average net assets (annualized)
Gross expenses	1.68%	1.91%	2.04%	1.88%	1.90%
Net expenses	1.68%	1.89%	2.03%	1.84%	1.87%
Net investment income	0.44%	0.27%	0.29%	0.69%	0.72%
Supplemental data
Portfolio turnover rate	5%	6%	23%	39%	58%
Net assets, end of period (000’s omitted)	$917,633	$820,716	$357,354	$128,714	$305,698

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$18.82	$14.87	$11.51	$27.69	$20.34
Net investment loss	(0.08)[2]	(0.09)[2]	(0.03)	(0.01)	(0.01)[2]
Net realized and unrealized gains (losses) on investments	(0.68)	4.04	5.20	(12.74)	11.00

Total from investment operations	(0.76)	3.95	5.17	(12.75)	10.99
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.01)	(0.14)
Net realized gains	0.00	0.00	(1.81)	(3.42)	(3.50)

Total distributions to shareholders	0.00	0.00	(1.81)	(3.43)	(3.64)
Net asset value, end of period	$18.06	$18.82	$14.87	$11.51	$27.69
Total return[3]	(4.04)%	26.56%	56.75%	(51.99)%	62.68%
Ratios to average net assets (annualized)
Gross expenses	2.43%	2.66%	2.80%	2.61%	2.61%
Net expenses	2.43%	2.64%	2.79%	2.59%	2.60%
Net investment loss	(0.39)%	(0.54)%	(0.43)%	(0.08)%	(0.05)%
Supplemental data
Portfolio turnover rate	5%	6%	23%	39%	58%
Net assets, end of period (000’s omitted)	$21,652	$30,989	$25,499	$17,949	$42,477

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$18.68	$14.77	$11.44	$27.57	$20.27
Net investment income (loss)	(0.06)[2]	(0.08)[2]	(0.05)	(0.02)	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.70)	3.99	5.19	(12.66)	10.94

Total from investment operations	(0.76)	3.91	5.14	(12.68)	10.94
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.03)	(0.14)
Net realized gains	0.00	0.00	(1.81)	(3.42)	(3.50)

Total distributions to shareholders	0.00	0.00	(1.81)	(3.45)	(3.64)
Net asset value, end of period	$17.92	$18.68	$14.77	$11.44	$27.57
Total return[3]	(4.07)%	26.47%	56.84%	(52.01)%	62.64%
Ratios to average net assets (annualized)
Gross expenses	2.43%	2.66%	2.79%	2.61%	2.60%
Net expenses	2.43%	2.64%	2.78%	2.59%	2.59%
Net investment income (loss)	(0.32)%	(0.50)%	(0.46)%	(0.07)%	0.01%
Supplemental data
Portfolio turnover rate	5%	6%	23%	39%	58%
Net assets, end of period (000’s omitted)	$200,796	$193,300	$121,216	$56,839	$134,342

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$22.63	$17.75	$13.42	$31.59	$22.59
Net investment income	0.02	0.09 [2]	0.08	0.22	0.20
Net realized and unrealized gains (losses) on investments	(0.73)	4.83	6.25	(14.77)	12.48

Total from investment operations	(0.71)	4.92	6.33	(14.55)	12.68
Distributions to shareholders from
Net investment income	(0.02)	(0.04)	(0.19)	(0.20)	(0.18)
Net realized gains	0.00	0.00	(1.81)	(3.42)	(3.50)

Total distributions to shareholders	(0.02)	(0.04)	(2.00)	(3.62)	(3.68)
Net asset value, end of period	$21.90	$22.63	$17.75	$13.42	$31.59
Total return	(3.14)%	27.78%	58.34%	(51.51)%	64.23%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.69%	1.80%	1.61%	1.62%
Net expenses	1.47%	1.65%	1.79%	1.59%	1.61%
Net investment income	0.70%	0.50%	0.54%	0.89%	0.84%
Supplemental data
Portfolio turnover rate	5%	6%	23%	39%	58%
Net assets, end of period (000’s omitted)	$529,083	$248,493	$178,856	$141,996	$364,958

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$22.66	$20.11
Net investment income	0.16	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.81)	2.55

Total from investment operations	(0.65)	2.55
Distributions to shareholders from
Net investment income	(0.05)	0.00
Net realized gains	0.00	0.00

Total distributions to shareholders	(0.05)	0.00
Net asset value, end of period	$21.96	$22.66
Total return[3]	(2.89)%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.48%
Net expenses	1.23%	1.30%
Net investment income	0.93%	0.02%
Supplemental data
Portfolio turnover rate	5%	6%
Net assets, end of period (000’s omitted)	$541,644	$197,823

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar

Notes to Financial Statements	Wells Fargo Advantage Emerging Markets Equity Fund	23

equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

24	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses Investments	Paid-in Capital
$28,827	$(267,048)	$238,221

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $25,526,629, with $2,830,910 expiring in 2016 and $22,695,719 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Emerging Markets Equity Fund	25

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$1,146,743,363	*	$739,674,609	*	$0	$1,886,417,972
Preferred stocks	76,918,280		0		0	76,918,280
Convertible debentures	0		0		142,899	142,899
Short-term investments
Investment companies	208,309,156		345,866,975		0	554,176,131
	$1,431,970,799		$1,085,541,584		$142,899	$2,517,655,282

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $739,674,609 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Convertible debentures
Balance as of October 31, 2010	$189,530
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	(46,631)
Purchases	0
Sales	0
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of October 31, 2011	$142,899
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$(46,631)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 1.04% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

26	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to Financial Statements

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $165,725 from the sale of Class A shares and $43,592, $50,224 and $21,774 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $773,918,512 and $90,938,732, respectively.

6. ACQUISITIONS

After the close of business on July 16, 2010, the Fund (named Wells Fargo Advantage Emerging Markets Equity Fund II at the time of the transaction) acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Wells Fargo Advantage Emerging Markets Equity Fund II was renamed Wells Fargo Advantage Emerging Markets Equity Fund after the reorganization. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund received Class A, Class B and Class C shares, respectively, of the Fund in the reorganizations. Class I shares of Evergreen Emerging Markets Growth Fund received Administrator Class shares of the Fund. Administrator Class shares of Wells Fargo Advantage Emerging Markets Equity Fund received Administrator Class shares of the Fund. The Fund was newly created to receive the assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund with fair values of $940,934,846 and $104,854,236, respectively, and identified costs of $794,372,539 and $105,814,107, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for

Notes to Financial Statements	Wells Fargo Advantage Emerging Markets Equity Fund	27

tax purposes. The value of net assets acquired, unrealized gains/losses acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains/Losses	Exchange Ratio	Number of Shares Issued
Evergreen Emerging Markets Growth Fund	$942,448,909	$146,562,307	1.00	28,326,028	Class A
			1.00	1,563,012	Class B
			1.00	9,580,034	Class C
			1.00	12,984,854	Administrator Class
Wells Fargo Advantage Emerging Market Equity Fund	$140,035,923	$(959,871)	1.86	6,401,149	Class A
			2.04	178,594	Class B
			2.05	120,371	Class C
			1.78	954,372	Administrator Class

The aggregate net assets of the Fund immediately after the acquisitions were $1,082,484,832.

Assuming the acquisitions had been completed November 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended October 31, 2010 would have been

Net investment income	$1,886.861
Net realized and unrealized gains (losses) on investments	$253,695,622
Net increase in net assets resulting from operations	$255,582,483

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $4,461 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 were as follows:

	Year ended October 31,
	2011	2010
Ordinary Income	$788,330	$911,356

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward
$14,785,906	$24,197,057	$180,780,340	$(25,526,629)

28	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to Financial Statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT DISTRIBUTIONS

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.14350
Class B	0.00000
Class C	0.00000
Administrator Class	0.19530
Institutional Class	0.23757

On December 9, 2011, the Fund declared distributions from long-term capital gains to shareholders of record on December 8, 2011. The per share amounts payable on December 12, 2011 were as follows:

Long-term Capital Gains
Class A	$0.22244
Class B	0.22244
Class C	0.22244
Administrator Class	0.22244
Institutional Class	0.22244

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Emerging Markets Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

30	Wells Fargo Advantage Emerging Markets Equity Fund	Other Information (Unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $3,621,795 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $20,867 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$2,833,465	$0.0270	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	31

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

32	Wells Fargo Advantage Emerging Markets Equity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Emerging Markets Equity Fund	33

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206326 12-11 A238/AR238 10-11

Wells Fargo Advantage

Global Opportunities Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Global Opportunities Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Global Opportunities Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period. Largely because of sovereign debt worries, the MSCI EAFE® Index1—which includes stocks from both European and Asian developed markets—declined by 4.1% for the 12-month period.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Global Opportunities Fund	3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Federal Reserve announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate at 1.00% but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Fund

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4	Wells Fargo Advantage Global Opportunities Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Francis X. Claró, CFA

James M. Tringas, CFA

FUND INCEPTION

March 16, 1988

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	(5.55)%
S&P Developed SmallCap Index[1]	3.32%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.58% for Class A. The Fund’s gross and net expense ratios are 1.63% and 1.59%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is comprised of companies within bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of US $100 million or more and annual dollar value traded of at least US $50 million in all included countries. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Global Opportunities Fund Class A shares for the most recent ten years with the S&P Developed Small Cap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Global Opportunities Fund	5

The Fund combines two distinct portfolios subadvised by Wells Capital Management. The U.S. portfolio is managed with a value bias, and the international portfolio is managed with a growth bias.

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the S&P Developed Small Cap Index over the 12-month period that ended October 31, 2011, largely due to unfavorable stock selection.

■	Within the Fund’s international portfolio, underperformance within consumer discretionary, information technology, and industrials caused the international portfolio to lag its benchmark.

■

Within the Fund’s U.S. portfolio, the Fund benefited from strong stock selection in the financials, health care, and industrial sectors. However, that was more than offset by unfavorable stock selection in energy and consumer staples.

■	Geographically, the Fund had overweights to emerging markets and the U.K. and an underweight to Asia, including Japan. The Fund’s geographical positioning was an overall detractor.

The 12-month period that ended October 31, 2011, was marked by slowing global growth and turmoil within the eurozone. The euro crisis was compounded by a mix of sovereign debt concerns, bank funding problems, and a hesitant response by European policymakers. Asian markets were dominated by slower growth in China and the temporary disruptions caused by Japan’s earthquake and tsunami, though Japan’s recovery was more rapid than initially expected. The period also saw the downgrade of long-term U.S. sovereign long-term debt by Standard & Poor’s. All of these factors weighed on the markets and led to considerable volatility.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)
Ashtead Group plc	2.25%
51job Incorporated ADR	1.98%
Bovis Homes Group plc	1.52%
Nutreco Holding NV	1.47%
Lancashire Holdings Limited	1.37%
USG People NV	1.34%
Isuzu Motors Limited	1.31%
Barry Callebaut AG	1.30%
Travis Perkins plc	1.23%
Hays plc	1.17%

Fund’s U.S. portfolio

As investors, we are aware of the direction and the health of the economy, but macroeconomic concerns do not drive our stock selection process. Rather, we focus on our well-defined, repeatable process of evaluating individual companies to determine our estimates of their intrinsic values and then purchasing those companies at what we believe are significant discounts to those estimated values. This process resulted in an underweight to the consumer staples, financials, and utilities sectors and an overweight to the industrials, health care, and information technology sectors. During the period, we decreased our weight in financials (thus increasing our underweight position) and took profits in stocks that approached our target prices. We allocated the proceeds from stock sales to the industrials and health care sectors, increasing our already overweight position compared to the index, and reduced our underweight in consumer discretionary.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

6	Wells Fargo Advantage Global Opportunities Fund	Performance Highlights (Unaudited)

Strong stock selection within financials, information technology, and industrials more than offset our lack of exposure to the utilities sector.

Within our underweight in the financials sector, we were significantly overweight in the insurance industry. Through our bottom-up stock selection process, we identified Arch Capital Group Limited and W. R. Berkley Corporation as underpriced relative to their long-term earnings potential. Both companies have surpassed the market’s earnings expectations since we’ve owned them, and both stocks have performed well as a result. Within information technology (IT), a key contributor was IAC (InterActiveCorporation), which operates online dating service Match.com, as well as several similar international websites. We have owned IAC since 2009 due to its dominant and growing market share, international expansion opportunities, and exceptionally strong balance sheet.

The machinery industry within the industrials sector is often viewed as one of the more economically sensitive groups and has therefore been fairly volatile over the past several years. During the recession of late 2008 and early 2009, we used the gloomy outlook to buy Mueller Industries Incorporated and Trinity Industries Incorporated at prices that reflected the negative environment but that we believed ignored the businesses’ true earnings power. We were able to exit our position in Trinity earlier in the fiscal year at a good profit. More recently, we trimmed our position in Mueller as the stock significantly outperformed.

Utilities stocks, often seen as relatively defensive investments, outperformed the market as investors priced in the possibility of a global slowdown. Our lack of exposure to the sector thus pressured relative results. We remain significantly underweight in this sector because we see better opportunities for capital appreciation elsewhere.

We remain faithful to our process in this volatile macroeconomic environment because we believe that astute stock selection will eventually be rewarded.

We seek companies that we believe have solid and understandable assets, manageable debt, and credible management teams. We attempt to buy these companies’ stocks at what we perceive to be attractive prices, often when the companies are temporarily out of favor with the market. We believe that our disciplined investment process and risk management focus should continue to serve us well.

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31, 2011)

Fund’s International portfolio

Over the 12-month period, we added exposure to energy through a variety of specific holdings. We increased our position in BW Offshore Limited and added several new names to the portfolio, including Subsea 7, Ocean Rig, and Parex Resources. These positions were funded primarily through reductions in IT and materials. Changes in IT included the elimination of Yahoo! Japan and Monster Worldwide, as well as a reduction in our exposure to Sohu.com. Within materials, a number of mining positions were eliminated, including Antofagasta plc, Rhodia Group, Fresnillo, and Lundin Mining Corporation.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Global Opportunities Fund	7

From a sector perspective, stock outperformance within financials, combined with our relative underweight to the sector, aided relative results. Bermuda-based Lancashire Holdings Limited was a notable contributor, as the company had limited exposure to the major natural catastrophes of 2011. However, underperformance in consumer discretionary, IT, and industrials sectors caused the Fund’s international portfolio to lag its benchmark. Within consumer discretionary, Pandora—the Danish jewelry retailer—proved to be our single largest detractor after management raised earnings expectations in May of this year only to issue a profit warning in early August. We have since sold out of our position in Pandora. VanceInfo Technologies Incorporated led underperformance within IT after shares suffered on quarterly results that missed expectations due to lower margins. Lastly, exposure to professional staffing companies, including USG People NV and Randstad Holding NV, led to underperformance within industrials.

Headwinds still persist and in fact strengthened over the period.

The need for severe fiscal adjustment in several European economies, within the context of slow economic growth and an inefficient policy framework, seems to be one step away from escalating into a full global debt crisis. Companies within the financials sector continue to deleverage globally and are suffering from high funding costs, a lack of sources for capital, a challenging operating environment, and a harsh regulatory environment. The situation within the financials sector is another hurdle to stronger economic growth.

In our view, equities are inexpensive relative to virtually any other investment and fairly inexpensive relative to their own history. We see a high equity risk premium in an environment of low borrowing costs, healthy balance sheets, lean corporate operations, and high profitability. Eventually, we hope to be rewarded for our consistency and patience, but for the moment the environment calls for tightening seatbelts and bearing the volatility. After this risk aversion passes, we could experience a strong market rally. Indeed, we may look back on this period as a time in which we were able to buy stocks at attractive prices.

8	Wells Fargo Advantage Global Opportunities Fund	Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EKGAX)	03/16/1988	(25.09)	(10.98)	0.11	8.70	(20.52)	(5.55)	1.31	9.35	1.63%	1.59%
Class B (EKGBX)**	02/01/1993	(24.76)	(10.94)	0.21	8.79	(20.80)	(6.25)	0.56	8.79	2.38%	2.34%
Class C (EKGCX)	02/01/1996	(21.81)	(7.25)	0.55	8.55	(20.81)	(6.25)	0.55	8.55	2.38%	2.34%
Administrator Class (EKGYX)	01/13/1997					(20.46)	(5.39)	1.55	9.63	1.47%	1.41%
Institutional Class (EKGIX)	07/30/2010					(20.34)	(5.15)	1.62	9.66	1.20%	1.16%
S&P Developed SmallCap Index						(14.40)	3.32	0.81	9.26

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to country concentration risk, regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses at 1.58% for Class A, 2.33% for Class B, 2.33% for Class C, 1.40% for Administrator Class and 1.15% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Global Opportunities Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$794.83	$6.70	1.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.74	$7.53	1.48%
Class B
Actual	$1,000.00	$792.05	$10.03	2.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27	2.22%
Class C
Actual	$1,000.00	$791.90	$10.03	2.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.01	$11.27	2.22%
Administrator Class
Actual	$1,000.00	$795.40	$5.93	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.67	1.31%
Institutional Class
Actual	$1,000.00	$796.63	$4.75	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35	1.05%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10	Wells Fargo Advantage Global Opportunities Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Common Stocks: 97.87%

Argentina: 0.65%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	193,056	$1,942,143

Australia: 0.56%
CGA Mining Limited (Materials, Metals & Mining)†	671,924	1,671,805

Austria: 0.23%
RHI AG (Materials, Construction Materials)†	31,216	679,230

Belgium: 1.07%
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	82,974	3,200,316

Bermuda: 5.56%
Arch Capital Group Limited (Financials, Insurance)†	53,800	1,935,186
Catlin Group Limited (Financials, Insurance)	355,780	2,263,166
Everest Re Group Limited (Financials, Insurance)	16,500	1,483,680
Hiscox Limited (Financials, Insurance)	481,288	2,941,420
Hoegh LNG Holdings Limited (Industrials, Marine)	131,401	965,021
Lancashire Holdings Limited (Financials, Insurance)	356,476	4,092,614
Nabors Industries Limited (Energy, Energy Equipment & Services)†	83,300	1,526,889
Validus Holdings Limited (Financials, Insurance)	50,039	1,369,067

		16,577,043

Brazil: 0.23%
Embraer SA ADR (Industrials, Aerospace & Defense)«	24,157	672,048

Canada: 4.44%
Agrium Incorporated (Materials, Chemicals)	21,922	1,803,961
Alamos Gold Incorporated (Materials, Metals & Mining)	122,932	2,275,491
Aurizon Mines Limited (Materials, Metals & Mining)†	114,411	647,382
Inmet Mining Corporation (Materials, Metals & Mining)	34,804	2,077,590
Mercator Minerals Limited (Materials, Metals & Mining)†	632,203	1,287,557
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)†	344,216	2,814,508
Surge Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)†	264,311	2,328,217

		13,234,706

Cayman Islands: 1.45%
Kingdee International Software Group Company Limited (Information Technology, Software)	4,412,000	1,787,304
Melco Crown Entertainment Limited ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)†«	219,848	2,521,657

		4,308,961

China: 4.23%
51job Incorporated ADR (Industrials, Commercial Services & Supplies)†«	127,795	5,901,573
SINA Corporation (Information Technology, Internet Software & Services)†«	30,383	2,469,834
Sinotrans Limited (Industrials, Air Freight & Logistics)	7,541,000	1,555,766
VanceInfo Technologies Incorporated (Information Technology, Software)†«	230,913	2,680,900

		12,608,073

Cyprus: 0.35%
Songa Offshore SE (Industrials, Marine)†	260,151	1,041,103

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Global Opportunities Fund	11

Security Name	Shares	Value

Finland: 0.80%
Cargotec Oyj (Industrials, Machinery)	35,387	$1,184,189
Outotec Oyj (Industrials, Construction & Engineering)	26,165	1,214,613

		2,398,802

France: 5.29%
Alten Limited (Information Technology, IT Services)†	29,468	839,139
Atos Origin SA (Information Technology, IT Services)	42,909	2,074,423
Establissements Maurel et Prom (Energy, Oil, Gas & Consumable Fuels)	61,573	1,237,873
Eurofins Scientific (Health Care, Life Sciences Tools & Services)	19,139	1,719,181
Laurent Perrier Group (Consumer Staples, Beverages)	13,713	1,413,614
Mersen (Industrials, Electrical Equipment)†	41,400	1,616,176
Scor SE (Financials, Insurance)	113,618	2,646,914
Technip SA (Energy, Energy Equipment & Services)	18,390	1,738,903
Teleperformance SA (Industrials, Commercial Services & Supplies)	117,423	2,479,330

		15,765,553

Germany: 0.89%
Amadeus Fire AG (Industrials, Commercial Services & Supplies)	36,884	1,410,314
Kloeckner & Company SE (Industrials, Trading Companies & Distributors)	52,099	776,521
PATRIZIA Immobilien AG (Financials, Real Estate Management & Development)†	84,440	462,845

		2,649,680

Hong Kong: 2.53%
China High Precision Automation Group (Industrials, Machinery)(i)	3,896,000	1,374,091
Emperor Watch & Jewellery Limited (Consumer Discretionary, Specialty Retail)	15,450,000	2,515,181
Geely Automobile Holdings Limited (Consumer Discretionary, Automobiles)	9,280,000	2,372,683
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	632,025	1,269,440

		7,531,395

India: 0.16%
Jain Irrigation Systems Limited (Industrials, Machinery)	185,178	471,696

Ireland: 0.82%
CPL Resources plc (Industrials, Commercial Services & Supplies)	352,703	1,298,173
Willis Group Holdings plc (Financials, Insurance)	31,300	1,136,503

		2,434,676

Israel: 0.77%
Bezeq the Israeli Telecom CP (Telecommunication Services, Diversified Telecommunication Services)	1,085,115	2,293,082

Italy: 1.68%
Davide Campari Milano SpA (Consumer Staples, Beverages)	322,360	2,490,382
Tod’s SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	25,133	2,508,779

		4,999,161

Japan: 6.29%
Amada Company Limited (Industrials, Machinery)	221,000	1,466,154
Hino Motors Limited (Industrials, Machinery)	252,000	1,479,979
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	924,000	3,916,669
JFE Holdings Incorporated (Materials, Metals & Mining)	54,300	1,033,468

12	Wells Fargo Advantage Global Opportunities Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Japan (continued)
Makita Corporation (Industrials, Machinery)	55,700	$2,079,478
OKUMA Corporation (Industrials, Machinery)	135,000	993,666
Omron Corporation (Information Technology, Electronic Equipment, Instruments & Components)	33,500	721,971
Sumitomo Heavy Industries Limited (Industrials, Machinery)	445,000	2,527,026
Toshiba Machine Company Limited (Industrials, Machinery)	627,263	3,107,516
United Arrows Limited (Consumer Discretionary, Specialty Retail)	72,500	1,410,206

		18,736,133

Luxembourg: 1.13%
Acergy SA (Energy, Energy Equipment & Services)	156,732	3,379,650

Netherlands: 3.77%
Nielsen Holdings NV (Industrials, Professional Services)†	60,738	1,782,660
Nutreco Holding NV (Consumer Staples, Food Products)	65,873	4,376,547
Randstad Holding NV (Industrials, Commercial Services & Supplies)	30,740	1,091,346
USG People NV (Industrials, Commercial Services & Supplies)	451,048	3,994,967

		11,245,520

Norway: 3.17%
BW Offshore Limited (Energy, Energy Equipment & Services)	1,037,629	1,936,753
Ocean Rig UDW Incorporated (Energy, Energy Equipment & Services)†«	188,477	2,891,237
Petroleum Geo-Services (Energy, Energy Equipment & Services)†	170,349	1,850,803
TGS Nopec Geophysical Company ASA (Energy, Energy Equipment & Services)	122,292	2,770,244

		9,449,037

Russia: 0.96%
Mechel ADR (Materials, Metals & Mining)«	50,702	666,224
Sollers OJSC (Consumer Discretionary, Automobiles)(a)	161,964	2,199,876

		2,866,100

Spain: 0.43%
International Consolidated Airlines (Industrials, Airlines)†	483,769	1,291,756

Sweden: 0.37%
Meda AB Class A (Health Care, Pharmaceuticals)†	107,895	1,098,024

Switzerland: 2.79%
Allied World Assurance Company (Financials, Insurance)	20,500	1,191,050
Barry Callebaut AG (Consumer Staples, Food Products)	4,087	3,874,930
Foster Wheeler AG (Industrials, Construction & Engineering)†	4,500	95,940
Givaudan SA (Materials, Chemicals)	1,133	1,030,484
Julius Baer Group Limited (Financials, Capital Markets)	56,468	2,121,774
Lonza Group AG (Materials, Chemicals)	122	8,115

		8,322,293

Taiwan: 0.78%
104 Corporation (Industrials, Commercial Services & Supplies)†	485,000	1,350,110
Catcher Technology Company Limited (Information Technology, Computers & Peripherals)†	173,000	963,870

		2,313,980

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Global Opportunities Fund	13

Security Name	Shares	Value

United Kingdom: 15.97%
Afren plc (Energy, Oil, Gas & Consumable Fuels)†	1,469,015	$2,323,446
Ashtead Group plc (Industrials, Trading Companies & Distributors)	2,696,992	6,711,207
Babcock International Group plc (Industrials, Commercial Services & Supplies)	104,083	1,176,301
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	599,066	4,520,851
Britvic plc (Consumer Staples, Beverages)	354,063	1,874,938
Capita Group plc (Industrials, Commercial Services & Supplies)	45,538	531,311
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,424,915	1,485,259
ENSCO plc (Energy, Energy Equipment & Services)	27,900	1,385,514
Game Group plc (Consumer Discretionary, Specialty Retail)	5,495,340	1,700,922
Hays plc (Industrials, Commercial Services & Supplies)	2,739,850	3,478,645
ICAP plc (Financials, Capital Markets)	120,857	779,503
InterContinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	78,775	1,453,875
Mitie Group plc (Industrials, Commercial Services & Supplies)†	568,286	2,293,542
N. Brown Group plc (Consumer Discretionary, Internet & Catalog Retail)	279,586	1,184,764
New World Resources plc (Energy, Oil, Gas & Consumable Fuels)	129,661	1,084,926
Perform Group plc (Consumer Discretionary, Media)	179,423	585,644
Persimmon plc (Consumer Discretionary, Household Durables)	329,958	2,631,299
Premier Oil plc (Energy, Oil, Gas & Consumable Fuels)†	164,945	971,029
Robert Walters plc (Industrials, Commercial Services & Supplies)	247,913	815,691
Savills plc (Financials, Real Estate Management & Development)	432,164	2,152,851
SIG plc (Industrials, Trading Companies & Distributors)	784,346	1,208,507
Taylor Woodrow plc (Consumer Discretionary, Household Durables)†	4,110,370	2,432,811
Travis Perkins plc (Industrials, Trading Companies & Distributors)	265,210	3,657,725
Vectura Group plc (Health Care, Pharmaceuticals)†	1,164,528	1,142,192

		47,582,753

United States: 30.50%
Agilent Technologies Incorporated (Information Technology, Electronic Equipment, Instruments & Components)†	24,300	900,801
Allegheny Technologies Incorporated (Materials, Metals & Mining)«	36,700	1,702,880
Allete Incorporated (Utilities, Electric Utilities)	15,600	616,356
Ameren Corporation (Utilities, Multi-Utilities)	44,000	1,402,720
Arrow Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)†	21,400	771,470
ATMI Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)†	37,200	758,880
Atmos Energy Corporation (Utilities, Gas Utilities)«	23,900	820,248
Avery Dennison Corporation (Industrials, Commercial Services & Supplies)	9,400	250,040
Best Buy Company Incorporated (Consumer Discretionary, Specialty Retail)«	89,800	2,355,454
Brown & Brown Incorporated (Financials, Insurance)	43,900	969,312
CA Incorporated (Information Technology, Software)«	50,000	1,083,000
Cabot Corporation (Materials, Chemicals)	29,500	890,310
CapitalSource Incorporated (Financials, Commercial Banks)	110,800	704,688
CareFusion Corporation (Health Care, Health Care Equipment & Supplies)†	42,100	1,077,760
Cimarex Energy Company (Energy, Oil, Gas & Consumable Fuels)	22,400	1,433,600
Cognizant Technology Solutions Corporation Class A (Information Technology, IT Services)†	8,300	603,825
Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)†	34,535	629,918
Con-way Incorporated (Industrials, Road & Rail)	71,400	2,104,158
D.R. Horton Incorporated (Consumer Discretionary, Household Durables)«	42,525	473,303
DaVita Incorporated (Health Care, Health Care Providers & Services)†	23,800	1,666,000
Dice Holdings Incorporated (Information Technology, Internet Software & Services)†	156,983	1,598,087
EMCOR Group Incorporated (Industrials, Construction & Engineering)«	106,500	2,669,955

14	Wells Fargo Advantage Global Opportunities Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

United States (continued)
Fidelity National Financial Incorporated (Financials, Insurance)«	65,500	$1,011,320
First Citizens Bancshares Incorporated Class A (Financials, Commercial Banks)	12,227	1,993,612
GrafTech International Limited (Industrials, Electrical Equipment)†	65,400	1,027,434
Guess Incorporated (Consumer Discretionary, Specialty Retail)	20,700	682,893
Heidrick & Struggles International Incorporated (Industrials, Commercial Services & Supplies)«	166,222	3,287,871
Hillenbrand Incorporated (Consumer Discretionary, Diversified Consumer Services)	9,925	209,517
Hospira Incorporated (Health Care, Pharmaceuticals)†	30,300	952,935
IAC/InterActiveCorporation (Information Technology, Internet Software & Services)	44,100	1,800,603
Imation Corporation (Information Technology, Computers & Peripherals)†	152,902	1,027,501
Ingersoll-Rand plc (Industrials, Machinery)«	45,900	1,428,867
Ingram Micro Incorporated Class A (Information Technology, Electronic Equipment, Instruments & Components)†	94,500	1,689,660
Interpublic Group of Companies Incorporated (Consumer Discretionary, Media)	77,400	733,752
ITT Corporation (Industrials, Aerospace & Defense)	42,800	1,951,680
Juniper Networks Incorporated (Information Technology, Communications Equipment)†	22,600	553,022
Kroger Company (Consumer Staples, Food & Staples Retailing)	53,900	1,249,402
Lear Corporation (Consumer Discretionary, Auto Components)	29,200	1,369,772
Macquarie Infrastucture Company LLC (Industrials, Transportation Infrastructure)	53,467	1,409,925
Manpower Incorporated (Industrials, Commercial Services & Supplies)	21,700	936,138
McKesson Corporation (Health Care, Health Care Providers & Services)	12,100	986,755
Mohawk Industries Incorporated (Consumer Discretionary, Household Durables)†	40,600	2,137,590
Mueller Industries Incorporated (Industrials, Machinery)	19,902	805,036
NII Holdings Incorporated (Telecommunication Services, Wireless Telecommunication Services)†	30,766	723,924
Omnicare Incorporated (Health Care, Health Care Providers & Services)«	78,200	2,331,924
ON Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)†«	206,400	1,562,448
PACCAR Incorporated (Consumer Discretionary, Automobiles)	15,800	683,192
Patterson Companies Incorporated (Health Care, Health Care Providers & Services)«	51,300	1,614,411
People’s United Financial Incorporated (Financials, Thrifts & Mortgage Finance)	133,800	1,705,950
Pharmaceutical Product Development Incorporated (Health Care, Life Sciences Tools & Services)	26,100	861,039
Quad Graphics Incorporated (Industrials, Commercial Services & Supplies)«	26,900	530,468
Quanex Building Products Corporation (Industrials, Building Products)	83,224	1,227,554
Quest Diagnostics Incorporated (Health Care, Health Care Providers & Services)«	31,500	1,757,700
Raytheon Company (Industrials, Aerospace & Defense)«	39,200	1,732,248
Regal-Beloit Corporation (Industrials, Electrical Equipment)«	22,400	1,190,112
Riverbed Technology Incorporated (Information Technology, Communications Equipment)†	41,300	1,139,054
Rockwell Automation Incorporated (Industrials, Electrical Equipment)	5,200	351,780
Royal Gold Incorporated (Materials, Metals & Mining)	3,400	243,372
SAIC Incorporated (Information Technology, IT Services)†«	57,400	713,482
SanDisk Corporation (Information Technology, Computers & Peripherals)†	16,200	820,854
Shaw Group Incorporated (Industrials, Construction & Engineering)†	28,100	653,606
Silgan Holdings Incorporated (Materials, Containers & Packaging)	47,000	1,764,380
Sohu.com Incorporated (Information Technology, Internet Software & Services)†	16,349	987,480
Southwestern Energy Company (Energy, Oil, Gas & Consumable Fuels)†«	41,100	1,727,844
Stanley Black & Decker Incorporated (Consumer Discretionary, Household Durables)	25,000	1,596,250
Steel Dynamics Incorporated (Materials, Metals & Mining)	74,300	928,007
Sysco Corporation (Consumer Staples, Food & Staples Retailing)	92,200	2,555,784
Toll Brothers Incorporated (Consumer Discretionary, Household Durables)†«	29,600	516,224
UMB Financial Corporation (Financials, Commercial Banks)«	33,870	1,248,787
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components)†«	60,800	653,600
W.R. Berkley Corporation (Financials, Insurance)«	56,700	1,973,727

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Global Opportunities Fund	15

Security Name		Shares	Value

United States (continued)
Westar Energy Incorporated (Utilities, Electric Utilities)«		66,800	$1,820,968
Western Digital Corporation (Information Technology, Computers & Peripherals)†		9,000	239,760
Wisconsin Energy Corporation (Utilities, Electric Utilities)«		36,300	1,177,209
WMS Industries Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)†		52,300	1,145,893

			90,907,081

Total Common Stocks (Cost $279,833,807)			291,671,800

	Yield

Short-Term Investments: 12.69%
Investment Companies: 12.69%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	9,276,067	9,276,067
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(r)(v)	0.21	28,533,876	28,533,876

Total Short-Term Investments (Cost $37,809,943)			37,809,943

Total Investments in Securities
(Cost $317,643,750)*	110.56%	329,481,743
Other Assets and Liabilities, Net	(10.56)	(31,465,707)

Total Net Assets	100.00%	$298,016,036

†	Non-income earning security.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $320,450,427 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$36,445,252
Gross unrealized depreciation	(27,413,936)

Net unrealized appreciation	$9,031,316

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Opportunities Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$291,671,800
In affiliated securities, at value	37,809,943

Total investments, at value (see cost below)	329,481,743
Foreign currency, at value (see cost below)	2,435,569
Receivable for investments sold	4,239,963
Receivable for Fund shares sold	560,601
Receivable for dividends	609,697
Receivable for securities lending income	7,221
Unrealized gains on forward foreign currency contracts	169,138
Prepaid expenses and other assets	52,517

Total assets	337,556,449

Liabilities
Payable for investments purchased	9,406,807
Payable for Fund shares redeemed	663,301
Unrealized losses on forward foreign currency exchange contracts	334,132
Payable upon receipt of securities loaned	28,533,876
Advisory fee payable	227,878
Distribution fees payable	45,882
Due to other related parties	71,562
Accrued expenses and other liabilities	256,975

Total liabilities	39,540,413

Total net assets	$298,016,036

NET ASSETS CONSIST OF
Paid-in capital	$331,602,161
Undistributed net investment income	572,657
Accumulated net realized losses on investments	(45,850,696)
Net unrealized gains on investments	11,691,914

Total net assets	$298,016,036

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$174,937,121
Shares outstanding – Class A	5,804,627
Net asset value per share – Class A	$30.14
Maximum offering price per share – Class A2	$31.98
Net assets – Class B	$26,598,359
Shares outstanding – Class B	1,094,695
Net asset value per share – Class B	$24.30
Net assets – Class C	$45,134,564
Shares outstanding – Class C	1,847,706
Net asset value per share – Class C	$24.43
Net assets – Administrator Class	$49,859,900
Shares outstanding – Administrator Class	1,602,961
Net asset value per share – Administrator Class	$31.10
Net assets – Institutional Class	$1,486,092
Shares outstanding – Institutional Class	47,664
Net asset value per share – Institutional Class	$31.18

Total investments, at cost	$317,643,750

Securities on loan, at value	$26,770,087

Foreign currency, at cost	$2,415,112

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Global Opportunities Fund	17

Investment income
Dividends*	$6,532,511
Income from affiliated securities	21,596
Securities lending income, net	223,681

Total investment income	6,777,788

Expenses
Advisory fee	3,251,594
Administration fees
Fund level	180,644
Class A	555,020
Class B	90,995
Class C	139,671
Administrator Class	58,283
Institutional Class	655
Shareholder servicing fees
Class A	531,486
Class B	87,495
Class C	134,299
Administrator Class	138,910
Distribution fees
Class B	262,485
Class C	402,896
Custody and accounting fees	92,790
Professional fees	38,722
Registration fees	30,101
Shareholder report expenses	79,743
Trustees’ fees and expenses	17,370
Other fees and expenses	55,433

Total expenses	6,148,592
Less: Fee waivers and/or expense reimbursements	(56,968)

Net expenses	6,091,624

Net investment income	686,164

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	39,950,359
Forward foreign currency contract transactions	(142,087)

Net realized gains (losses) on investments	39,808,272

Net change in unrealized gains (losses) on:
Unaffiliated securities	(58,548,862)
Forward foreign currency contract transactions	(164,994)

Net change in unrealized gains (losses) on investments	(58,713,856)

Net realized and unrealized gains (losses) on investments	(18,905,584)

Net decrease in net assets resulting from operations	$(18,219,420)

* Net of foreign dividend withholding taxes of	$305,000

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Opportunities Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]

Operations
Net investment income		$686,164			$274,181
Net realized gains on investments		39,808,272			34,651,215
Net change in unrealized gains (losses) on investments		(58,713,856)			46,767,894

Net increase (decrease) in net assets resulting from operations		(18,219,420)			81,693,290

Distributions to shareholders from
Net investment income
Class A		0			(889,047)
Administrator Class		(68,005)			(270,699)[2]
Institutional Class		(26)			0 [3]

Total distributions to shareholders		(68,031)			(1,159,746)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,375,395	47,370,715	589,326		16,633,004
Class B	26,624	748,906	54,851		1,282,680
Class C	252,057	7,135,138	120,661		2,753,092
Administrator Class	878,550	30,834,391	356,487	[2]	10,390,858 [2]
Institutional Class	54,746	1,972,439	352	[3]	10,000 [3]

		88,061,589			31,069,634

Reinvestment of distributions
Class A	0	0	28,683		740,016
Administrator Class	1,774	62,456	10,170	[2]	269,912 [2]
Institutional Class	1	26	0	[3]	0 [3]

		62,482			1,009,928

Payment for shares redeemed
Class A	(2,237,821)	(74,815,502)	(1,873,988)		(51,686,259)
Class B	(388,603)	(10,609,456)	(316,554)		(7,119,320)
Class C	(433,868)	(11,865,654)	(547,857)		(12,414,766)
Administrator Class	(677,735)	(23,736,764)	(481,341)[2]		(13,778,190)[2]
Institutional Class	(7,435)	(257,087)	0	[3]	0 [3]

		(121,284,463)			(84,998,535)

Net decrease in net assets resulting from capital share transactions		(33,160,392)			(52,918,973)

Total increase (decrease) in net assets		(51,447,843)			27,614,571

Net assets
Beginning of period		349,463,879			321,849,308

End of period		$298,016,036			$349,463,879

Undistributed net investment income		$572,657			$50,689

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Global Opportunities Fund.

2.	Class I shares of Evergreen Global Opportunities Fund became Administrator Class shares on July 19, 2010.

3.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$31.91	$24.96	$21.20	$40.22	$32.61
Net investment income (loss)	0.12 [2]	0.07 [2]	0.10 [2]	0.04 [2]	(0.03)[2]
Net realized and unrealized gains (losses) on investments	(1.89)	6.99	3.74	(16.97)	10.16

Total from investment operations	(1.77)	7.06	3.84	(16.93)	10.13
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.08)	0.00	(0.04)
Net realized gains	0.00	0.00	0.00	(2.09)	(2.48)

Total distributions to shareholders	0.00	(0.11)	(0.08)	(2.09)	(2.52)
Net asset value, end of period	$30.14	$31.91	$24.96	$21.20	$40.22
Total return[3]	(5.55)%	28.41%	18.22%	(44.14)%	33.21%
Ratios to average net assets (annualized)
Gross expenses	1.55%	1.66%	1.72%	1.54%	1.55%
Net expenses	1.53%	1.63%	1.72%	1.52%	1.53%
Net investment income (loss)	0.34%	0.25%	0.45%	0.13%	(0.08)%
Supplemental data
Portfolio turnover rate	76%	104%	170%	161%	71%
Net assets, end of period (000’s omitted)	$174,937	$212,729	$197,721	$214,883	$474,252

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Opportunities Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$25.92	$20.33	$17.34	$33.54	$27.73
Net investment loss	(0.12)[2]	(0.11)[2]	(0.05)[2]	(0.16)[2]	(0.24)
Net realized and unrealized gains (losses) on investments	(1.50)	5.70	3.04	(13.95)	8.53

Total from investment operations	(1.62)	5.59	2.99	(14.11)	8.29
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(2.09)	(2.48)
Net asset value, end of period	$24.30	$25.92	$20.33	$17.34	$33.54
Total return[3]	(6.25)%	27.43%	17.30%	(44.54)%	32.28%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.41%	2.47%	2.27%	2.25%
Net expenses	2.28%	2.38%	2.47%	2.27%	2.25%
Net investment loss	(0.43)%	(0.49)%	(0.30)%	(0.62)%	(0.82)%
Supplemental data
Portfolio turnover rate	76%	104%	170%	161%	71%
Net assets, end of period (000’s omitted)	$26,598	$37,752	$34,934	$39,980	$87,408

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Global Opportunities Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$26.05	$20.44	$17.44	$33.72	$27.86
Net investment loss	(0.11)[2]	(0.11)[2]	(0.05)[2]	(0.16)[2]	(0.24)[2]
Net realized and unrealized gains (losses) on investments	(1.51)	5.72	3.05	(14.03)	8.58

Total from investment operations	(1.62)	5.61	3.00	(14.19)	8.34
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(2.09)	(2.48)
Net asset value, end of period	$24.43	$26.05	$20.44	$17.44	$33.72
Total return[3]	(6.25)%	27.43%	17.33%	(44.56)%	32.28%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.41%	2.47%	2.27%	2.25%
Net expenses	2.28%	2.38%	2.47%	2.27%	2.25%
Net investment loss	(0.41)%	(0.50)%	(0.30)%	(0.61)%	(0.81)%
Supplemental data
Portfolio turnover rate	76%	104%	170%	161%	71%
Net assets, end of period (000’s omitted)	$45,135	$52,866	$50,218	$59,382	$124,831

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Global Opportunities Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$32.92	$25.73	$21.91	$41.42	$33.46
Net investment income	0.15	0.14 [2]	0.16	0.15 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	(1.93)	7.23	3.85	(17.57)	10.49

Total from investment operations	(1.78)	7.37	4.01	(17.42)	10.56
Distributions to shareholders from
Net investment income	(0.04)	(0.18)	(0.19)	0.00	(0.12)
Net realized gains	0.00	0.00	0.00	(2.09)	(2.48)

Total distributions to shareholders	(0.04)	(0.18)	(0.19)	(2.09)	(2.60)
Net asset value, end of period	$31.10	$32.92	$25.73	$21.91	$41.42
Total return	(5.39)%	28.77%	18.45%	(43.98)%	33.57%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.43%	1.47%	1.28%	1.25%
Net expenses	1.36%	1.40%	1.47%	1.28%	1.25%
Net investment income	0.53%	0.49%	0.69%	0.46%	0.20%
Supplemental data
Portfolio turnover rate	76%	104%	170%	161%	71%
Net assets, end of period (000’s omitted)	$49,860	$46,106	$38,977	$36,027	$43,378

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Global Opportunities Fund	23

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$32.94	$28.37
Net investment income	0.25	0.04 [2]
Net realized and unrealized gains (losses) on investments	(1.94)	4.53

Total from investment operations	(1.69)	4.57
Distributions to shareholders from
Net investment income	(0.07)	0.00
Net asset value, end of period	$31.18	$32.94
Total return[3]	(5.15)%	16.11%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.22%
Net expenses	1.08%	1.15%
Net investment income	1.18%	0.53%
Supplemental data
Portfolio turnover rate	76%	104%
Net assets, end of period (000’s omitted)	$1,486	$12

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Global Opportunities Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Global Opportunities Fund	25

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

26	Wells Fargo Advantage Global Opportunities Fund	Notes to Financial Statements

Temporary differences do not require reclassifications. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(96,165)	$96,165

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $42,867,755 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements	Wells Fargo Advantage Global Opportunities Fund	27

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$145,945,355	*	$145,726,445	*	$0	$291,671,800
Short-term investments
Investment companies	9,276,067		28,533,876		0	37,809,943
	$155,221,422		$174,260,321		$0	$329,481,743

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $108,987,586 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(164,994)	$0	$(164,994)

+	Forward foreign currency contracts are presented at the unrealized gains or losses on the instrument.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.90% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of

28	Wells Fargo Advantage Global Opportunities Fund	Notes to Financial Statements

expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $30,837 from the sale of Class A shares and $275, $63,833 and $1,025 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $264,438,466 and $296,343,095, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At October 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive		U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
01/05/2012	Barclays	5,950,000	GBP	$9,560,440	$9,391,302	$169,138

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver		U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
01/05/2012	Barclays	5,950,000	GBP	$9,560,440	$9,226,308	$(334,132)

The Fund had average contract amounts of $4,252,550 and $7,850,144 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $907 in commitment fees.

Notes to Financial Statements	Wells Fargo Advantage Global Opportunities Fund	29

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $68,031 and $1,159,746 of ordinary income for the years ended October 31, 2011 and October 31, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$408,834	$8,885,238	$(42,867,755)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT DISTRIBUTIONS

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.03938
Class B	$0.00000
Class C	$0.00000
Administrator Class	$0.11281
Institutional Class	$0.21937

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Global Opportunities Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Opportunities Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Global Opportunities Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $359,025 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $931 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$290,994	$0.028	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Global Opportunities Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Global Opportunities Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage Global Opportunities Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206327 12-11 A239/AR239 10-11

Wells Fargo Advantage International Equity Fund

Annual Report

October 31, 2011

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The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage International Equity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage International Equity Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period. Largely because of sovereign debt worries, the MSCI EAFE® Index1—which includes stocks from both European and Asian developed markets—declined by 4.1% for the 12-month period.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage International Equity Fund	3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Federal Reserve announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate at 1.00% but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4	Wells Fargo Advantage International Equity Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Francis X. Claró, CFA

FUND INCEPTION

September 6, 1979

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	(5.62)%
MSCI EAFE® Free Index (Net)[1]	(4.08)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.09% for Class A. The Fund’s gross and net expense ratios are 1.51% and 1.09%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East Free (“MSCI EAFE Free”) Index (Net) is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indexes are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The chart compares the performance of the Wells Fargo Advantage International Equity Fund Class A shares for the most recent ten years with the MSCI EAFE Free Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Equity Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the MSCI EAFE Free Index (Net) over the 12-month period that ended October 31, 2011, largely due to unfavorable stock selection within the consumer staples, industrials, and materials sectors.

■	Geographically, the Fund had overweights to emerging markets and Canada and an underweight to Asia, including Japan.

■	During the period, our bottom-up focus on stock selection resulted in increases in the Fund’s allocation to energy and consumer staples stocks at the expense of financials and materials stocks.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)
Nestle SA	2.21%
Toyota Motor Corporation	2.13%
Vodafone Group plc	2.12%
Royal Dutch Shell plc Class A	2.00%
Roche Holdings AG	1.80%
Fresenius SE & Company KGaA	1.79%
Repsol YPF SA	1.78%
Novartis AG	1.75%
HSBC Holdings plc	1.73%
Telenor ASA	1.71%

The fiscal year that ended October 31, 2011, was marked by slowing global growth and turmoil within the eurozone. The euro crisis featured a mix of sovereign debt concerns, bank funding problems, and a hesitant response by European policymakers. Sovereign debt pressures spread from Greece to the bond markets of Italy and Spain, prompting the European Central Bank to intervene by purchasing the countries’ bonds on the open market. Both Italy and Spain adopted additional measures to reduce government deficits. Asian markets were dominated by lower growth in China and the temporary disruptions caused by Japan’s earthquake and tsunami, though Japan’s recovery was more rapid than initially expected. Commodity prices fell from their highs near the end of the 12-month period. Overall, however, corporate profits were strong and balance sheets remained healthy. Global economic data was mixed, and it was by no means certain that an actual downturn—as opposed to a pause in growth—was the most likely outcome.

Over the 12-month period, we added exposure to energy, principally through our positions in exploration and production companies. We increased our positions in Repsol YPF SA and BG Group plc, while establishing a new position in Italian-based Eni SpA. In addition, we added French-based Technip SA, a leading provider of engineering and construction services for the oil-and-gas industry. Within consumer staples, we established positions in alcoholic beverages company Diageo plc and Britain’s Imperial Tobacco Group plc, while increasing exposure to Pernod-Ricard. Offsetting the increases in these positions were reductions and eliminations of a range of holdings in financials; we reduced allocations to UBS AG, Credit Suisse Group AG, and Brookfield Asset Management Incorporated, while eliminating ASX Limited, AXA SA, and Deutsche Boerse AG, among others. Within materials, we reduced exposure to Rio Tinto plc and eliminated Agnico-Eagle Mines Limited.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

6	Wells Fargo Advantage International Equity Fund	Performance Highlights (Unaudited)

In terms of sectors, our overweight in information technology (IT), combined with strong performance from our Chinese IT holdings, boosted returns. Minimal exposure to utilities also aided relative results, as the sector underperformed the overall index. Positions in auto manufacturers Isuzu Motors Limited and Hyundai Motor Company Limited contributed to relative returns within the consumer discretionary sector. Japanese-based Isuzu benefited from higher exposure to emerging markets and minimal disruption from the earthquake, which led to a relatively quick recovery in production. Hyundai benefited from improved pricing and competitors’ supply shortages. New models such as the Sonata and Elantra proved successful and led to stronger earnings. Detractors primarily resided within the consumer staples, industrials, and materials sectors. Brewer Carlsberg A/S detracted within consumer staples, while positions in professional staffers USG People NV and Randstad Holdings NV detracted from relative results in industrials. Exposures to mining companies detracted within materials. Geographically, positions in emerging markets and Europe contributed to relative results, but that performance was offset by unfavorable results in the United Kingdom and Asia, including Japan.

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31, 2011)

Headwinds still persist and, in fact, strengthened over the period.

The need for severe fiscal adjustment in several European economies, within the context of slow economic growth and an inefficient policy framework, seems to be one step away from escalating into a full global debt crisis. Financials continue to deleverage globally and are suffering from high funding costs, a lack of sources for capital, a challenging operating environment, and a harsh regulatory environment. The situation within the financials sector is another hurdle to stronger economic growth.

In our view, equities are inexpensive relative to virtually any other investment and fairly inexpensive relative to their own history. We see a high equity risk premium in an environment of low borrowing costs, healthy balance sheets, lean corporate operations, and high profitability. Eventually, we hope to be rewarded for our consistency and patience, but for the moment the environment calls for tightening seatbelts and bearing the volatility. After this risk aversion passes, we could experience a strong market rally. Indeed, we may look back on this period as a time in which we were able to buy stocks at attractive prices.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Equity Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (WFEAX)	01/20/1998	(22.37)	(11.09)	(4.19)	4.45	(17.62)	(5.62)	(3.05)	5.06	1.51%	1.09%
Class B (WFEBX)**	09/06/1979	(22.03)	(11.01)	(4.07)	4.54	(17.92)	(6.32)	(3.77)	4.54	2.26%	1.84%
Class C (WFEFX)	03/06/1998	(18.96)	(7.35)	(3.78)	4.31	(17.96)	(6.35)	(3.78)	4.31	2.26%	1.84%
Class R (WFERX)	10/10/2003					(17.73)	(5.87)	(3.30)	4.80	1.76%	1.34%
Administrator Class (WFEDX)	07/16/2010					(17.63)	(5.68)	(2.88)	5.32	1.35%	1.09%
Institutional Class (WFENX)	03/09/1998					(17.46)	(5.38)	(2.80)	5.36	1.08%	0.84%
MSCI EAFE Free Index (Net)						(14.90)	(4.08)	(2.41)	5.73

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for Class R shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses at the amount shown above. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage International Equity Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$823.83	$5.01	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class B
Actual	$1,000.00	$820.78	$8.44	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class C
Actual	$1,000.00	$820.36	$8.44	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class R
Actual	$1,000.00	$822.69	$6.16	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Administrator Class
Actual	$1,000.00	$823.68	$5.01	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$825.36	$3.86	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage International Equity Fund	9

Security Name	Shares	Value

Common Stocks: 97.88%

Argentina: 0.80%
Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	239,724	$2,411,623
YPF SA ADR (Energy, Oil, Gas & Consumable Fuels)	31,087	1,044,834

		3,456,457

Australia: 2.83%
AMP Limited (Financials, Insurance)	380,980	1,698,433
Commonwealth Bank of Australia (Financials, Commercial Banks)	76,639	3,936,948
Newcrest Mining Limited (Materials, Metals & Mining)	109,815	3,881,060
Westpac Banking Corporation (Financials, Commercial Banks)	115,863	2,688,743

		12,205,184

Belgium: 1.00%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	77,870	4,318,369

Canada: 4.61%
Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	119,585	3,467,965
Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	99,119	3,496,387
Goldcorp Incorporated (Materials, Metals & Mining)	75,865	3,691,450
Ivanhoe Mines Limited (Materials, Metals & Mining)†	95,357	1,951,626
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	102,793	3,274,319
Teck Cominco Incorporated Limited (Materials, Metals & Mining)	100,368	4,023,783

		19,905,530

China: 5.15%
Baidu Incorporated ADR (Information Technology, Internet Software & Services)†	20,917	2,932,145
China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	78,087	3,713,818
Shanghai Electric Group Company Limited (Industrials, Electrical Equipment)	15,086,000	6,637,966
SINA Corporation (Information Technology, Internet Software & Services)†«	48,930	3,977,520
Tencent Holdings Limited (Information Technology, Internet Software & Services)	103,300	2,389,078
ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)	917,480	2,604,357

		22,254,884

Denmark: 0.65%
Carlsberg A/S (Consumer Staples, Beverages)	41,514	2,810,509

France: 10.48%
Alstom SA (Industrials, Machinery)	17,392	647,643
BNP Paribas SA (Financials, Commercial Banks)	46,783	2,089,088
Compagnie de Saint-Gobain (Industrials, Building Products)	31,445	1,453,309
France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	219,579	3,947,770
Groupe Danone (Consumer Staples, Food Products)	82,790	5,739,242
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	40,710	6,747,438
Pernod-Ricard (Consumer Staples, Beverages)	57,282	5,330,350
Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	18,462	2,864,848
Publicis Groupe (Consumer Discretionary, Media)	53,777	2,594,257
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	49,785	3,561,569
Technip SA (Energy, Energy Equipment & Services)	63,457	6,000,303
Total SA (Energy, Oil, Gas & Consumable Fuels)	82,802	4,320,378

		45,296,195

10	Wells Fargo Advantage International Equity Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Germany: 8.68%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	37,622	$2,649,594
Allianz AG (Financials, Insurance)	58,395	6,497,149
Bayer AG (Health Care, Pharmaceuticals)	85,365	5,438,772
Daimler AG (Consumer Discretionary, Automobiles)	52,262	2,654,338
Deutsche Boerse AG (Financials, Capital Markets)	14,937	823,234
E.ON AG (Utilities, Electric Utilities)	71,432	1,722,581
Fresenius SE & Company KGaA (Health Care, Health Care Equipment & Supplies)	78,782	7,735,498
Hochtief AG (Industrials, Construction & Engineering)	35,260	2,563,526
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,360	2,592,679
SAP AG (Information Technology, Software)	59,838	3,618,279
Siemens AG (Industrials, Industrial Conglomerates)	11,668	1,223,049

		37,518,699

Israel: 0.94%
Check Point Software Technologies Limited (Information Technology, Software)†«	35,442	2,042,522
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	49,126	2,006,797

		4,049,319

Italy: 0.94%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	183,245	4,050,429

Japan: 10.75%
Canon Incorporated (Information Technology, Office Electronics)	86,400	3,922,370
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	1,035,000	4,387,178
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	309	1,544,431
Komatsu Limited (Industrials, Machinery)	84,600	2,091,718
Makita Corporation (Industrials, Machinery)	67,800	2,531,214
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	840,500	3,652,760
Nintendo Company Limited (Information Technology, Software)	19,300	2,911,802
NKSJ Holdings Incorporated (Financials, Insurance)	138,300	2,765,971
Sumitomo Heavy Industries Limited (Industrials, Machinery)	979,000	5,559,458
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	95,200	2,660,983
Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	40,600	2,159,249
Toshiba Corporation (Information Technology, Computers & Peripherals)	331,000	1,443,621
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	276,600	9,183,332
Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	5,017	1,611,259

		46,425,346

Luxembourg: 0.68%
Acergy SA (Energy, Energy Equipment & Services)	99,522	2,146,017
ArcelorMittal (Materials, Metals & Mining)	38,696	802,285

		2,948,302

Netherlands: 4.43%
ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	79,980	3,355,079
ING Groep NV (Financials, Diversified Financial Services)†	230,122	1,983,875
Nielsen Holdings NV (Industrials, Professional Services)†	82,440	2,419,614
Randstad Holdings NV (Industrials, Commercial Services & Supplies)	52,371	1,859,301
Unilever NV (Consumer Staples, Food Products)«	174,589	6,027,451
USG People NV (Industrials, Commercial Services & Supplies)	394,928	3,497,907

		19,143,227

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage International Equity Fund	11

Security Name	Shares	Value

Norway: 1.71%
Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	414,726	$7,387,404

Singapore: 0.50%
DBS Group Holdings Limited (Financials, Commercial Banks)	221,000	2,158,677

South Korea: 2.05%
Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)	16,316	3,285,854
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	6,474	5,573,211

		8,859,065

Spain: 2.86%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	160,524	1,358,652
Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)«	36,476	3,311,272
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	255,030	7,676,326

		12,346,250

Sweden: 0.58%
Swedbank AB (Financials, Commercial Banks)	180,388	2,525,517

Switzerland: 11.80%
ABB Limited (Industrials, Electrical Equipment)	116,939	2,201,425
Adecco SA (Industrials, Professional Services)	88,442	4,247,624
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	113,546	6,468,102
Credit Suisse Group AG (Financials, Capital Markets)	67,229	1,938,954
Nestle SA (Consumer Staples, Food Products)	165,137	9,551,138
Novartis AG (Health Care, Pharmaceuticals)	134,179	7,559,010
Roche Holdings AG (Health Care, Pharmaceuticals)	47,310	7,762,120
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	12,433	5,234,122
UBS AG (Financials, Capital Markets)	101,306	1,280,326
Zurich Financial Services AG (Financials, Insurance)	20,603	4,747,828

		50,990,649

United Kingdom: 26.44%
Anglo American plc (Materials, Metals & Mining)	76,481	2,803,830
Antofagasta plc (Materials, Metals & Mining)	220,248	4,099,264
Ashtead Group plc (Industrials, Trading Companies & Distributors)	1,052,175	2,618,237
Barclays plc (Financials, Commercial Banks)	890,529	2,760,588
BG Group plc (Health Care, Health Care Providers & Services)	224,578	4,869,752
BHP Billiton plc (Materials, Metals & Mining)	189,050	5,953,086
BP plc (Energy, Oil, Gas & Consumable Fuels)	551,789	4,060,525
Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	176,873	3,797,037
Cookson Group plc (Utilities, Multi-Utilities)	247,523	1,902,595
Diageo plc (Consumer Staples, Beverages)	331,346	6,857,459
Experian Group Limited (Financials, Diversified Financial Services)	271,340	3,524,910
Game Group plc (Consumer Discretionary, Specialty Retail)	2,803,601	867,773
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	266,967	5,991,368
HSBC Holdings plc (Financials, Commercial Banks)	855,688	7,466,141
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	113,677	4,140,902
Intertek Group plc (Industrials, Commercial Services & Supplies)	81,618	2,691,007
Kingfisher plc (Consumer Discretionary, Specialty Retail)	673,623	2,790,883

12	Wells Fargo Advantage International Equity Fund	Portfolio of Investments—October 31, 2011

Security Name			Shares	Value

United Kingdom (continued)
Land Securities Group plc (Financials, REIT)			153,803	$1,683,284
New World Resources plc (Energy, Oil, Gas & Consumable Fuels)			190,655	1,595,287
Persimmon plc (Consumer Discretionary, Household Durables)			481,826	3,842,393
Rio Tinto plc (Materials, Metals & Mining)			48,065	2,600,264
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)			244,508	8,661,624
SABMiller plc (Consumer Staples, Beverages)			103,399	3,765,813
Standard Chartered plc (Financials, Commercial Banks)			215,876	5,037,321
Travis Perkins plc (Industrials, Trading Companies & Distributors)			236,063	3,255,735
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)			3,296,084	9,152,187
WPP plc (Consumer Discretionary, Media)			255,563	2,645,350
Xstrata plc (Materials, Metals & Mining)			289,007	4,813,860

				114,248,475

Total Common Stocks (Cost $356,461,508)				422,898,487

	Yield
Short-Term Investments: 6.27%

Investment Companies: 6.18%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%		14,134,452	14,134,452
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(v)(r)	0.21		12,559,921	12,559,921

				26,694,373

		Maturity Date	Principal

US Treasury Securities: 0.09%

US Treasury Bills: 0.09%
US Treasury Bill#	0.03	01/19/2012	$366,000	365,972

Total Short-Term Investments (Cost $27,060,373)				27,060,345

Total Investments in Securities
(Cost $383,521,881)*	104.15%	449,958,832
Other Assets and Liabilities, Net	(4.15)	(17,909,089)

Total Net Assets	100.00%	$432,049,743

†	Non-income earning security.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $394,699,165 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$85,550,566
Gross unrealized depreciation	(30,290,899)

Net unrealized appreciation	$55,259,667

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—October 31, 2011	Wells Fargo Advantage International Equity Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$423,264,459
In affiliated securities, at value	26,694,373

Total investments, at value (see cost below)	449,958,832
Segregated cash	307
Foreign currency, at value (see cost below)	2,144,169
Receivable for investments sold	4,168,688
Receivable for Fund shares sold	171,788
Receivable for dividends	1,473,784
Receivable for securities lending income	1,958
Unrealized gains on forward foreign currency contracts	1,110,328
Prepaid expenses and other assets	80,125

Total assets	459,109,979

Liabilities
Payable for investments purchased	11,238,872
Payable for Fund shares redeemed	753,034
Unrealized losses on forward foreign currency exchange contracts	1,689,149
Payable upon receipt of securities loaned	12,559,921
Payable for daily variation margin on open futures contracts	247,370
Advisory fee payable	210,517
Distribution fees payable	22,636
Due to other related parties	76,412
Accrued expenses and other liabilities	262,325

Total liabilities	27,060,236

Total net assets	$432,049,743

NET ASSETS CONSIST OF
Paid-in capital	$477,648,204
Undistributed net investment income	8,224,387
Accumulated net realized losses on investments	(119,777,027)
Net unrealized gains on investments	65,954,179

Total net assets	$432,049,743

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$162,954,260
Shares outstanding – Class A	16,594,163
Net asset value per share – Class A	$9.82
Maximum offering price per share – Class A2	$10.42
Net assets – Class B	$12,873,248
Shares outstanding – Class B	1,358,609
Net asset value per share – Class B	$9.48
Net assets – Class C	$22,578,261
Shares outstanding – Class C	2,354,069
Net asset value per share – Class C	$9.59
Net assets – Class R	$3,050,020
Shares outstanding – Class R	311,575
Net asset value per share – Class R	$9.79
Net assets – Administrator Class	$3,436,396
Shares outstanding – Administrator Class	355,241
Net asset value per share – Administrator Class	$9.67
Net assets – Institutional Class	$227,157,558
Shares outstanding – Institutional Class	23,114,467
Net asset value per share – Institutional Class	$9.83
Total investments, at cost	$383,521,881

Securities on loan, at value	$11,692,853

Foreign currency, at cost	$2,125,702

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Equity Fund	Statements of Operations—Year Ended October 31, 2011

Investment income
Dividends*	$14,184,387
Securities lending income, net	585,990
Income from affiliated securities	23,366
Interest	1,057

Total investment income	14,794,800

Expenses
Advisory fee	4,741,306
Administration fees
Fund level	281,153
Class A	518,286
Class B	44,614
Class C	72,476
Class R	9,097
Administrator Class	3,646
Institutional Class	248,628
Shareholder servicing fees
Class A	493,196
Class B	42,898
Class C	69,689
Class R	8,747
Administrator Class	7,467
Distribution fees
Class B	128,694
Class C	209,066
Class R	8,747
Custody and accounting fees	124,618
Professional fees	62,042
Registration fees	43,303
Shareholder report expenses	56,179
Trustees’ fees and expenses	13,385
Other fees and expenses	22,773

Total expenses	7,210,010
Less: Fee waivers and/or expense reimbursements	(1,507,922)

Net expenses	5,702,088

Net investment income	9,092,712

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	65,983,674
Futures transactions	416,083
Forward foreign currency contract transactions	(9,054)

Net realized gains on investments	66,390,703

Net change in unrealized gains (losses) on:
Unaffiliated securities	(96,336,293)
Futures transactions	(40,820)
Forward foreign currency contract transactions	(631,986)

Net change in unrealized gains (losses) on investments	(97,009,099)

Net realized and unrealized gains (losses) on investments	(30,618,396)

Net decrease in net assets resulting from operations	$(21,525,684)

* Net of foreign dividend withholding taxes of	$1,442,273

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Equity Fund	15

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]

Operations
Net investment income		$9,092,712		$8,041,021
Net realized gains on investments		66,390,703		62,425,153
Net change in unrealized gains (losses) on investments		(97,009,099)		51,836,107

Net increase (decrease) in net assets resulting from operations		(21,525,684)		122,302,281

Distributions to shareholders from
Net investment income
Class A		(107,552)		(6,368,446)
Class B		0		(252,686)
Class C		0		(441,262)
Class R		0		(96,363)
Administrator Class		(11,170)		0 [2]
Institutional Class		(1,065,381)		(17,420,403)

Total distributions to shareholders		(1,184,103)		(24,579,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,573,590	16,893,853	3,179,605	23,368,652
Class B	8,677	90,644	16,787	129,746
Class C	59,818	621,132	107,451	777,918
Class R	68,130	714,220	293,832	2,297,377
Administrator Class	447,725	4,726,026	1,142 [2]	11,280 [2]
Institutional Class	2,103,883	22,748,643	7,358,048	52,344,476

		45,794,518		78,929,449

Reinvestment of distributions
Class A	8,673	93,847	828,039	5,528,625
Class B	0	0	34,306	225,062
Class C	0	0	54,217	355,760
Class R	0	0	8,495	55,962
Administrator Class	691	7,364	0 [2]	0 [2]
Institutional Class	28,689	309,843	1,248,311	8,401,276

		411,054		14,566,685

Payment for shares redeemed
Class A	(5,746,363)	(61,855,027)	(13,157,399)	(99,165,719)
Class B	(671,748)	(7,020,162)	(824,060)	(5,894,008)
Class C	(678,696)	(7,119,999)	(1,621,044)	(12,046,511)
Class R	(147,597)	(1,541,327)	(317,968)	(2,644,362)
Administrator Class	(101,802)	(1,087,381)	(22)[2]	(200)[2]
Institutional Class	(14,840,638)	(157,161,241)	(57,993,602)	(419,896,142)

		(235,785,137)		(539,646,942)

Net asset value of shares issued in acquisition
Class A	0	0	0	2,399,642
Class B	0	0	0	699,581
Class C	0	0	0	280,009
Administrator Class	0	0	0	66,179 [2]

		0		3,445,411

Net decrease in net assets resulting from capital share transactions		(189,579,565)		(442,705,397)

Total decrease in net assets		(212,289,352)		(344,982,276)

Net assets
Beginning of period		644,339,095		989,321,371

End of period		$432,049,743		$644,339,095

Undistributed net investment income		$8,224,387		$1,096,420

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen International Equity Fund.

2.	Class commenced operations on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$10.41	$9.14	$8.54	$17.72	$15.51
Net investment income	0.17	0.09 [2]	0.17	0.31 [2]	0.24
Net realized and unrealized gains (losses) on investments	(0.75)	1.42	0.69	(7.50)	3.79

Total from investment operations	(0.58)	1.51	0.86	(7.19)	4.03
Distributions to shareholders from
Net investment income	(0.01)	(0.24)	(0.26)	(0.36)	(0.43)
Net realized gains	0.00	0.00	0.00	(1.63)	(1.39)

Total distributions to shareholders	(0.01)	(0.24)	(0.26)	(1.99)	(1.82)
Net asset value, end of period	$9.82	$10.41	$9.14	$8.54	$17.72
Total return[3]	(5.62)%	16.90%	10.55%	(45.46)%	28.72%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.19%	1.08%	0.97%	0.97%
Net expenses	1.09%	1.07%	1.08%	0.95%	0.95%
Net investment income	1.55%	0.91%	2.16%	2.30%	1.71%
Supplemental data
Portfolio turnover rate	44%	42%	203%	111%	42%
Net assets, end of period (000’s omitted)	$162,954	$216,096	$255,075	$298,809	$768,386

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Equity Fund	17

(For a share outstanding throughout each period)

	Year Ended October 31,
Class B	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$10.12	$8.81	$8.18	$17.02	$14.95
Net investment income	0.08 [2]	0.01 [2]	0.11 [2]	0.21 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	(0.72)	1.41	0.66	(7.20)	3.62

Total from investment operations	(0.64)	1.42	0.77	(6.99)	3.77
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.14)	(0.23)	(0.32)
Net realized gains	0.00	0.00	0.00	(1.62)	(1.38)

Total distributions to shareholders	0.00	(0.11)	(0.14)	(1.85)	(1.70)
Net asset value, end of period	$9.48	$10.12	$8.81	$8.18	$17.02
Total return[3]	(6.32)%	16.15%	9.64%	(45.86)%	27.77%
Ratios to average net assets (annualized)
Gross expenses	2.21%	1.94%	1.83%	1.70%	1.67%
Net expenses	1.84%	1.82%	1.83%	1.70%	1.67%
Net investment income	0.77%	0.15%	1.45%	1.59%	0.98%
Supplemental data
Portfolio turnover rate	44%	42%	203%	111%	42%
Net assets, end of period (000’s omitted)	$12,873	$20,450	$22,300	$29,756	$70,187

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$10.24	$8.93	$8.27	$17.22	$15.14
Net investment income	0.06	0.01 [2]	0.07 [2]	0.21 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	(0.71)	1.41	0.72	(7.27)	3.67

Total from investment operations	(0.65)	1.42	0.79	(7.06)	3.82
Distributions to shareholders from
Net investment income	0.00	(0.11)	(0.13)	(0.25)	(0.34)
Net realized gains	0.00	0.00	0.00	(1.64)	(1.40)

Total distributions to shareholders	0.00	(0.11)	(0.13)	(1.89)	(1.74)
Net asset value, end of period	$9.59	$10.24	$8.93	$8.27	$17.22
Total return[3]	(6.35)%	16.13%	9.62%	(45.85)%	27.76%
Ratios to average net assets (annualized)
Gross expenses	2.21%	1.94%	1.83%	1.70%	1.67%
Net expenses	1.84%	1.82%	1.83%	1.70%	1.67%
Net investment income	0.79%	0.16%	1.39%	1.61%	0.98%
Supplemental data
Portfolio turnover rate	44%	42%	203%	111%	42%
Net assets, end of period (000’s omitted)	$22,578	$30,439	$36,718	$47,114	$117,643

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Equity Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,
Class R	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$10.40	$9.13	$8.51	$17.70	$15.55
Net investment income	0.14 [2]	0.06 [2]	0.14	0.27 [2]	0.21
Net realized and unrealized gains (losses) on investments	(0.75)	1.42	0.71	(7.46)	3.77

Total from investment operations	(0.61)	1.48	0.85	(7.19)	3.98
Distributions to shareholders from
Net investment income	0.00	(0.21)	(0.23)	(0.35)	(0.42)
Net realized gains	0.00	0.00	0.00	(1.65)	(1.41)

Total distributions to shareholders	0.00	(0.21)	(0.23)	(2.00)	(1.83)
Net asset value, end of period	$9.79	$10.40	$9.13	$8.51	$17.70
Total return	(5.87)%	16.58%	10.13%	(45.52)%	28.40%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.45%	1.33%	1.20%	1.16%
Net expenses	1.34%	1.33%	1.33%	1.20%	1.16%
Net investment income	1.31%	0.66%	1.79%	2.03%	1.49%
Supplemental data
Portfolio turnover rate	44%	42%	203%	111%	42%
Net assets, end of period (000’s omitted)	$3,050	$4,066	$3,811	$3,603	$9,107

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$10.28	$8.82
Net investment income	0.16	0.01
Net realized and unrealized gains (losses) on investments	(0.74)	1.45

Total from investment operations	(0.58)	1.46
Distributions to shareholders from
Net investment income	(0.03)	0.00
Net asset value, end of period	$9.67	$10.28
Total return[2]	(5.68)%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.36%
Net expenses	1.09%	1.09%
Net investment income	1.58%	0.32%
Supplemental data
Portfolio turnover rate	44%	42%
Net assets, end of period (000’s omitted)	$3,436	$89

1.	For the period from July 16, 2010 (commencement of class operations) to October 31, 2010.

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Equity Fund	21
(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010[1]	2009[1]	2008[1]	2007[1]
Net asset value, beginning of period	$10.42	$9.17	$8.59	$17.82	$15.57
Net investment income	0.19 [2]	0.11 [2]	0.21	0.32 [2]	0.32
Net realized and unrealized gains (losses) on investments	(0.75)	1.43	0.67	(7.52)	3.78

Total from investment operations	(0.56)	1.54	0.88	(7.20)	4.10
Distributions to shareholders from
Net investment income	(0.03)	(0.29)	(0.30)	(0.41)	(0.47)
Net realized gains	0.00	0.00	0.00	(1.62)	(1.38)

Total distributions to shareholders	(0.03)	(0.29)	(0.30)	(2.03)	(1.85)
Net asset value, end of period	$9.83	$10.42	$9.17	$8.59	$17.82
Total return	(5.38)%	17.17%	10.73%	(45.26)%	29.09%
Ratios to average net assets (annualized)
Gross expenses	1.03%	0.87%	0.83%	0.69%	0.67%
Net expenses	0.84%	0.82%	0.83%	0.69%	0.67%
Net investment income	1.78%	1.15%	2.39%	2.34%	1.99%
Supplemental data
Portfolio turnover rate	44%	42%	203%	111%	42%
Net assets, end of period (000’s omitted)	$227,158	$373,200	$671,417	$795,416	$2,519,261

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Equity Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

Notes to Financial Statements	Wells Fargo Advantage International Equity Fund	23

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

24	Wells Fargo Advantage International Equity Fund	Notes to Financial Statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to foreign currency transactions. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$(780,642)	$780,642

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $108,020,920 expiring in 2016.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

Notes to Financial Statements	Wells Fargo Advantage International Equity Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$41,322,176	*	$381,576,311	*	$0	$422,898,487
Short-term investments
Investment companies	14,134,452		12,559,921		0	26,694,373
U.S. Treasury securities	365,972		0		0	365,972
	$55,822,600		$394,136,232		$0	$449,958,832

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $316,423,790 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures contracts+	$(40,820)	$0	$0	$(40,820)
Forward foreign currency contracts+	0	(578,821)	0	(578,821)

+	Futures contracts and forward foreign currency contracts are presented at the unrealized gains or losses on the instruments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.84% of the Fund’s average daily net assets.

26	Wells Fargo Advantage International Equity Fund	Notes to Financial Statements

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $3,731 from the sale of Class A shares and $70, $25,337 and $824 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $240,939,268 and $417,672,871, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

At October 31, 2011, the Fund had long futures contracts outstanding as follows:

Expiration Date	Contracts	Type	Contract Value at October 31, 2011	Net Unrealized Gains (Losses)
December 2011	58 Long	MSCI EAFE Index	$4,294,610	$(40,820)

Notes to Financial Statements	Wells Fargo Advantage International Equity Fund	27

The Fund had an average notional amount of $6,813,807 in futures contracts during the year ended October 31, 2011. As of October 31, 2011, the Fund had segregated securities and $307 in cash as collateral for open futures contracts.

During the year ended October 31, 2011, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At October 31, 2011, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange Date	Counterparty	Contracts to Receive	U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/17/2011	Brown Brothers Harriman	6,400,000 CHF	$7,292,534	$8,192,000	$(899,466)
12/21/2011	Brown Brothers Harriman	4,367,600 EUR	6,041,017	6,047,685	(6,668)
12/21/2011	Brown Brothers Harriman	4,367,600 EUR	6,041,017	6,161,461	(120,444)
01/05/2012	Barclays	7,970,000 GBP	12,806,169	12,579,609	226,560

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to Deliver	U.S. Value at October 31, 2011	In Exchange for U.S. $	Net Unrealized Gains (Losses)
11/17/2011	Brown Brothers Harriman	1,400,000 CHF	$1,595,242	$1,788,566	$193,324
11/17/2011	Brown Brothers Harriman	5,000,000 CHF	5,697,292	6,387,736	690,444
12/21/2011	Brown Brothers Harriman	8,735,200 EUR	12,082,035	11,867,032	(215,003)
01/05/2012	Barclays	7,970,000 GBP	12,806,169	12,358,601	(447,568)

The Fund had average contract amounts of $6,755,654 and $17,592,772 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended October 31, 2011.

A summary of derivative instruments by primary risk exposure is outlined in the following table, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts			Net assets – Net unrealized gains on investments	$40,820	*
Forward foreign currency contracts	Unrealized gains on forward foreign currency contracts, Net assets – Net unrealized gains on investments	$1,110,328	Unrealized losses on forward foreign currency contracts, Net assets – Net unrealized gains on investments	1,689,149
		$1,110,328		$1,729,969

*	Amount represents cumulative unrealized losses on futures contracts. Only the variation margin as of October 31, 2011 is reported separately on the Statement of Assets and Liabilities.

7. ACQUISITION

Effective at the close of business on July 16, 2010, Wells Fargo Advantage International Core Fund acquired the net assets of Evergreen International Equity Fund. Wells Fargo Advantage International Core Fund was renamed Wells Fargo Advantage International Equity Fund after the reorganization and became the legal survivor in the transaction. Evergreen International Equity Fund became the accounting and performance survivor in the transaction. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen International Equity Fund. Shareholders holding Class A, Class B, Class C, Class I and Class R shares of Evergreen International Equity Fund received Class A, Class B, Class C, Institutional

28	Wells Fargo Advantage International Equity Fund	Notes to Financial Statements

Class and Class R shares, respectively, of the Fund in the reorganization. The exchange ratio and number of shares issued to the Evergreen International Equity Fund were as follows:

Acquired Fund	Exchange Ratio	Number of Shares Issued
Evergreen International Equity Fund	0.72	23,466,321	Class A
	0.72	2,096,391	Class B
	0.71	3,385,599	Class C
	0.72	41,069,005	Institutional Class
	0.71	444,042	Class R

The investment portfolio of the Fund with a fair value of $3,465,243, identified cost of $3,076,152 and unrealized appreciation of $389,091 at July 16, 2010 were the principal assets acquired by the accounting and performance survivor. The shares and net assets of the Fund immediately prior to the acquisition were 388,539 and $3,445,411, respectively. The aggregate net assets of Evergreen International Equity Fund immediately prior to the acquisition was $628,217,626. The aggregate net assets of the Fund immediately after the acquisition were $631,663,037. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed November 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended October 31, 2010 would have been:

Net investment income	$7,904,908
Net realized and unrealized gains (losses) on investments	$113,855,703
Net increase in net assets resulting from operations	$121,760,611

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $1,455 in commitment fees.

During the year ended October 31, 2011, the Fund had average borrowings outstanding of $227,867 at an average rate of 1.50% and paid interest of $3,418.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended October 31, 2011 was $1,184,103 of ordinary income. The tax year end of the Fund changed from September 30 to October 31 effective on October 31, 2010. The tax character of distributions paid for the one month ended October 31, 2010 and year ended September 30, 2010 was $0 and $29,553, respectively, of ordinary income.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$7,712,753	$54,776,895	$(108,020,920)

Notes to Financial Statements	Wells Fargo Advantage International Equity Fund	29

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

12. SUBSEQUENT DISTRIBUTIONS

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.20874
Class B	0.09522
Class C	0.10410
Class R	0.17745
Administration Class	0.21091
Institutional Class	0.24613

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage International Equity Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Equity Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Equity Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage International Equity Fund	31

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,538,968 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $18,401 has been designated as interest-related dividends for nonresident alien shareholders.

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$1,354,865	$0.0307	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage International Equity Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage International Equity Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage International Equity Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206328 12-11 A240/AR240 10-11

Wells Fargo Advantage Intrinsic World Equity Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic World Equity Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

The period was marked by growing pessimism about the global economy and increased concerns about debt risk as a result of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and even France—as well as the downgrade of the U.S. government’s long-term debt credit rating by Standard & Poor’s. Most international stock indexes posted a loss for the period, with most of the declines occurring in the latter half of the Fund’s fiscal year.

Optimism fades as growth slows and worries rise

Early in the reporting period, economic numbers supported the case for a gradual recovery. Reported gross domestic product (GDP) growth average for the 17 countries that comprise the eurozone was modest but positive for the fourth quarter of 2010 compared to the previous quarter and rose to 0.8% for the first quarter of 2011. The numbers, combined with similarly positive reports from the United States, seemed to confirm that a return to recession was unlikely. However, the eurozone GDP average concealed a wide variation between economies, ranging from a high of 2.8% for Luxembourg and a low of -2.8% for Greece. Germany, the eurozone’s largest economy, grew by 0.5% in the quarter.

The worsening debt and deficit numbers for Greece in late 2010 cast doubt on the country’s ability to service its debt under the plan put in place by the European Union and the International Monetary Fund and put the ongoing drama of the European sovereign debt crisis back on center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effect of such an event on the financial systems and the global economy.

Toward the end of the period, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a state bailout of French banks and a resulting increase in France’s required expenditures. Many hoped that Germany, the eurozone’s strongest economy, would increase its contributions to the European Financial Stability Facility or provide additional aid through other sources, but such an outcome seemed unlikely as of the end of the reporting period. Largely because of sovereign debt worries, the MSCI EAFE® Index1—which includes stocks from both European and Asian developed markets—declined by 4.1% for the 12-month period.

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

Letter to Shareholders	Wells Fargo Advantage Intrinsic World Equity Fund	3

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets. In addition, a further slowdown in the developed markets would affect the export-led emerging economies.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee kept its key interest rates at effectively zero in order to support the economy and financial system. In November 2010, the Federal Reserve (Fed) announced a second round of monetary stimulus (QE2) in which it planned to purchase $600 billion in long-term U.S. Treasuries by the end of the second quarter of 2011, as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Federal Reserve announced its intention to keep interest rates low until at least mid-2013.

At the beginning of the period, the European Central Bank (ECB) had its primary policy lending rate at 1.00% but raised it to 1.25% in April and then to 1.50% in July in an attempt to keep inflation in check. The ECB continued to provide unlimited liquidity for banks and, in December 2010, announced the purchase of Irish and Portuguese bonds in an effort to reduce those countries’ borrowing costs. In August, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries as well, in exchange for increased deficit reduction from Italy.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike.

Experience tells us that strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Even though most emerging markets have better credit and growth profiles than the developed economies, emerging markets stocks also declined, as investors wrestling with uncertainty shunned what they perceived to be risky assets.

4	Wells Fargo Advantage Intrinsic World Equity Fund	Performance Highlights (Unaudited)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Gary Lisenbee

Jean-Baptiste Nadal, CFA

(Effective December 7, 2011)

Jeffrey Peck

FUND INCEPTION

April 30, 1996

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011
Class A (Excluding Sales Charges)	4.00%
MSCI World Index (Net)[1]	1.76%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.40% for Class A. The Fund’s gross and net expense ratios are 1.59% and 1.40%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Morgan Stanley Capital International World Index (Net) (the “MSCI World Index (Net)”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

2.	The chart compares the performance of the Wells Fargo Advantage Intrinsic World Equity Fund Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	5

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges outperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2011. Stock selection was the most significant contributor to the Fund’s outperformance.

■

For the fiscal year, favorable stock selection in a number of sectors—most notably information technology (IT), consumer discretionary, materials, and financials—generated the majority of the performance premium. An overweight to IT and an underweight to materials (by-products of stock selection decisions) also added value. Meanwhile, security selection in the health care, energy, and utilities sectors detracted from relative performance.

■

Despite market volatility, and consistent with our long-term perspective, we continued to adhere to the same bottom-up, fundamentally based investment process that has been in place since we began managing the Fund. We remain focused on identifying what we believe are high-quality companies in good industries around the world that trade at discounts to our assessment of their intrinsic values and possess catalysts we expect to cause stock price appreciation over the next three to five years.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)
Enersis SA ADR	3.37%
Oracle Corporation	3.15%
Apple Incorporated	3.07%
Unilever NV NY Shares	2.65%
Samsung Electronics Company Limited	2.61%
EMC Corporation	2.58%
Vodafone Group plc	2.53%
Diageo plc	2.51%
The Home Depot Incorporated	2.48%
Standard Chartered plc	2.42%

The reporting period was marked by economic and political uncertainty.

Ongoing concerns about the European debt crisis, widespread economic weakness, excess regulation, and political uncertainty plagued the global equity markets over the past year. In Europe, the sovereign debt crisis garnered heightened attention as concerns grew regarding Greece, Italy, and Spain’s respective abilities to pay down their debts. Meanwhile, in the United States the chorus of “double-dip recession” grew louder, with experts incrementally increasing its probability as the year progressed. Also, the extended debate over the U.S. debt limit highlighted the disparate policy prescriptions offered by a divided government. Finally, slowing economic growth in China raised uncertainty about continued growth in Asia.

Overall for the period, U.S. markets outpaced the developed and emerging markets (in U.S. dollars) as investors moved away from markets most affected by the debt crisis—namely Greece, Italy, Portugal, and Spain. Those markets deemed less affected, including New Zealand, Ireland, and the U.S., were among the strongest developed markets.

We added value primarily through stock selection.

Stock selection in the consumer discretionary sector (Ralph Lauren Corporation; TOTO Limited; and The Home Depot Incorporated), the IT sector (Apple Incorporated, Samsung Electronics Company Limited, and EMC Corporation), the materials sector (Toray Industries Incorporated) and the financials sector (Chinatrust Financial Holding Company Limited; UDR Incorporated; and Visa Incorporated) contributed to the Fund’s outperformance for the fiscal year. By contrast, stock selection in the health care sector (Teva Pharmaceutical Industries Limited; Novartis AG; and Shionogi & Company Limited), energy (Weatherford International Limited and Schlumberger Limited), and utilities (Enersis SA) detracted from relative performance.

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings typically include the underlying ordinary shares combined with any depository receipts. Holdings are subject to change and may have changed since the dates specified.

6	Wells Fargo Advantage Intrinsic World Equity Fund	Performance Highlights (Unaudited)

By country, stock selection in the Netherlands, Japan, the U.S., and South Korea added the most relative value for the period. By contrast, stock selection in Italy, Spain, and France, as well as an underweight to the Netherlands, detracted from relative returns. Over the long term, the investment team expects to continue to add value primarily by stock selection through its research-intensive, bottom-up investment process.

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31, 2011)

During the year, the team made four new investments in three different sectors: L’Oréal SA in consumer staples, QUALCOMM Incorporated in IT, and Novartis AG and Teva Pharmaceutical Industries Limited in health care. Ten companies in seven sectors were sold (including one tender as the result of an acquisition) from the Fund: AMR Corporation and The Boeing Company in industrials; Bunge Limited and Carrefour SA in consumer staples; Deutsche Telekom AG in telecommunication services; Mitsubishi UFJ Financial Group Incorporated and UDR Incorporated, in financials; Shionogi & Company Limited, in health care; Toray Industries Incorporated, in materials; and Warner Music Group Corporation (which was acquired) in consumer discretionary. All of these trades were made based on company-specific, fundamental analysis rather than top-down sector allocation decisions.

In a volatile environment, we continue to focus on our time-tested investment strategy.

Given the plethora of economic concerns being reported in the news, we admit that it is difficult to ignore the headlines, Wall Street rumors, and the pundits on the financial news networks. Nonetheless, we remain steadfast in our belief that well-reasoned decisions require careful deliberation of the alternatives and offer greater long-term rewards with lower downside risk. Maintaining a long-term focus enables us to take advantage of market inefficiencies because short-term dislocations of stock prices from companies’ fundamentals often yield attractive investment opportunities.

With volatility comes opportunity. Although the current environment is challenging, we believe it will favor our bottom-up, research-intensive approach over the long term. We believe our high-quality focus should enable the Fund to continue to withstand market declines better than its benchmarks and peers. In addition, taking advantage of what we perceive are short-term securities mispricing should enable us to “upgrade” the Fund and add high-quality companies with sustainable competitive advantages that also meet our valuation and earnings catalyst requirements.

4.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	7

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (EWEAX)	04/30/1996	(14.28)	(1.99)	(1.27)	5.15	(9.06)	4.00	(0.10)	5.77	1.59%	1.40%
Class C (EWECX)	05/18/2007	(10.39)	2.27	(0.83)	4.99	(9.39)	3.27	(0.83)	4.99	2.34%	2.15%
Administrator Class (EWEIX)	05/18/2007					(8.92)	4.27	0.11	5.89	1.43%	1.15%
Institutional Class (EWENX)	07/30/2010					(8.86)	4.50	0.16	5.91	1.16%	0.95%
MSCI World Index (Net)						(11.32)	1.76	(1.00)	4.54

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses at the amount shown above. Without this cap, the Fund’s returns would have been lower.

8	Wells Fargo Advantage Intrinsic World Equity Fund	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 05-01-2011	Ending Account Value 10-31-2011	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$909.36	$6.74	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$906.10	$10.33	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Administrator Class
Actual	$1,000.00	$910.80	$5.54	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class
Actual	$1,000.00	$911.44	$4.58	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Intrinsic World Equity Fund	9

Security Name	Shares	Value

Common Stocks: 93.24%

Chile: 3.37%
Enersis SA ADR (Utilities, Electric Utilities)	255,149	$5,008,575

France: 6.30%
L’Oreal SA (Consumer Staples, Personal Products)	28,000	3,082,949
Total SA (Energy, Oil, Gas & Consumable Fuels)	51,880	2,706,954
Total SA ADR (Energy, Oil, Gas & Consumable Fuels)	7,000	366,100
Vivendi SA (Consumer Discretionary, Media)	143,000	3,195,537

		9,351,540

Germany: 1.45%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	30,676	2,160,410

Israel: 2.05%
Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	74,407	3,039,526

Italy: 0.56%
UniCredito Italiano SpA (Financials, Commercial Banks)	721,584	837,315

Japan: 11.20%
77 Bank Limited (Financials, Commercial Banks)	439,000	1,729,184
Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	119,500	1,562,908
Kao Corporation (Consumer Staples, Personal Products)	95,800	2,513,252
Komatsu Limited (Industrials, Machinery)	139,000	3,436,746
ORIX Corporation (Financials, Consumer Finance)	14,900	1,300,401
ORIX Corporation ADR (Financials, Consumer Finance)«	10,000	439,200
Toshiba Corporation (Information Technology, Computers & Peripherals)	587,000	2,560,138
TOTO Limited (Industrials, Building Products)	371,000	3,084,862

		16,626,691

Netherlands: 4.49%
European Aeronautic Defence & Space Company (Industrials, Aerospace & Defense)	92,695	2,732,579
Unilever NV NY Shares (Consumer Staples, Food Products)	114,012	3,936,834

		6,669,413

Netherlands Antilles: 2.36%
Schlumberger Limited (Energy, Energy Equipment & Services)	47,610	3,497,907

Singapore: 1.90%
DBS Group Holdings Limited (Financials, Commercial Banks)	288,301	2,816,057

South Korea: 2.61%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	4,500	3,873,872

Spain: 2.07%
Banco Santander Central Hispano SA ADR (Financials, Commercial Banks)«	359,172	3,074,512

Switzerland: 5.30%
Novartis AG ADR (Health Care, Pharmaceuticals)	57,809	3,264,474
Transocean Limited (Energy, Energy Equipment & Services)	39,781	2,273,484
Weatherford International Limited (Energy, Energy Equipment & Services)†	150,601	2,334,316

		7,872,274

10	Wells Fargo Advantage Intrinsic World Equity Fund	Portfolio of Investments—October 31, 2011

Security Name		Shares	Value

Taiwan: 2.26%
Cathay Financial Holding Company Limited (Financials, Insurance)		1,446,000	$1,724,413
China Trust Financial Holding Company Limited (Financials, Commercial Banks)†		2,483,577	1,627,728

			3,352,141

United Kingdom: 9.30%
Diageo plc (Consumer Staples, Beverages)		179,767	3,720,415
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		77,580	2,750,957
Standard Chartered plc (Financials, Commercial Banks)		153,701	3,586,509
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,350,415	3,749,677

			13,807,558

United States: 38.02%
Abbott Laboratories (Health Care, Pharmaceuticals)		65,137	3,508,930
Apple Incorporated (Information Technology, Computers & Peripherals)†		11,250	4,553,775
Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		60,943	3,350,646
Dow Chemical Company (Materials, Chemicals)		103,873	2,895,979
eBay Incorporated (Information Technology, Internet Software & Services)†		104,975	3,341,354
Eli Lilly & Company (Health Care, Pharmaceuticals)«		62,089	2,307,227
EMC Corporation (Information Technology, Computers & Peripherals)«†		156,465	3,834,957
The Home Depot Incorporated (Consumer Discretionary, Specialty Retail)«		102,993	3,687,149
JPMorgan Chase & Company (Financials, Diversified Financial Services)		94,587	3,287,844
Northrop Grumman Corporation (Industrials, Aerospace & Defense)		57,051	3,294,695
NVR Incorporated (Consumer Discretionary, Household Durables)«†		5,279	3,393,077
Oracle Corporation (Information Technology, Software)		142,500	4,669,731
QUALCOMM Incorporated (Information Technology, Communications Equipment)		53,309	2,750,744
Ralph Lauren Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		17,000	2,699,430
SPX Corporation (Industrials, Machinery)		58,363	3,187,203
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		104,000	3,195,920
Visa Incorporated Class A (Information Technology, IT Services)«		26,767	2,496,290

			56,454,951

Total Common Stocks (Cost $133,528,099)			138,442,742

	Yield
Short-Term Investments: 13.75%

Investment Companies: 13.75%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	6,310,665	6,310,665
Wells Fargo Securities Lending Cash Investments, LLC(r)(l)(u)(v)	0.21	14,094,575	14,094,575

Total Short-Term Investments (Cost $20,405,240)			20,405,240

Total Investments in Securities
(Cost $153,933,339)*	106.99%	158,847,982
Other Assets and Liabilities, Net	(6.99)	(10,372,111)

Total Net Assets	100.00%	$148,475,871

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Intrinsic World Equity Fund	11

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

†	Non-income earning security.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $154,133,291 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$18,436,317
Gross unrealized depreciation	(13,721,626)

Net unrealized appreciation	$4,714,691

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$138,442,742
In affiliated securities, at value	20,405,240

Total investments, at value (see cost below)	158,847,982
Foreign currency, at value (see cost below)	16
Receivable for investments sold	3,726,484
Receivable for Fund shares sold	1,517
Receivable for dividends	370,929
Receivable for securities lending income	2,626
Prepaid expenses and other assets	45,795

Total assets	162,995,349

Liabilities
Payable for Fund shares redeemed	156,944
Payable upon receipt of securities loaned	14,094,575
Advisory fee payable	95,395
Distribution fees payable	4,415
Due to other related parties	39,130
Accrued expenses and other liabilities	129,019

Total liabilities	14,519,478

Total net assets	$148,475,871

NET ASSETS CONSIST OF
Paid-in capital	$163,758,272
Undistributed net investment income	864,194
Accumulated net realized losses on investments	(21,085,075)
Net unrealized gains on investments	4,938,480

Total net assets	$148,475,871

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE¹
Net assets – Class A	$139,099,748
Shares outstanding – Class A	8,942,460
Net asset value per share – Class A	$15.55
Maximum offering price per share – Class A²	$16.50
Net assets – Class C	$6,817,109
Shares outstanding – Class C	449,926
Net asset value per share – Class C	$15.15
Net assets – Administrator Class	$1,985,824
Shares outstanding – Administrator Class	127,965
Net asset value per share – Administrator Class	$15.52
Net assets – Institutional Class	$573,190
Shares outstanding – Institutional Class	36,888
Net asset value per share – Institutional Class	$15.54

Total investments, at cost	$153,933,339

Securities on loan, at value	$13,471,443

Foreign currency, at cost	$16

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Intrinsic World Equity Fund	13

Investment income
Dividends*	$2,309,124
Securities lending income, net	78,261
Income from affiliated securities	3,438

Total investment income	2,390,823

Expenses
Advisory fee	873,994
Administration fees
Fund level	54,625
Class A	277,906
Class C	4,291
Administrator Class	602
Institutional Class	88
Shareholder servicing fees
Class A	266,995
Class C	4,126
Administrator Class	1,504
Distribution fees
Class C	12,378
Custody and accounting fees	28,142
Professional fees	27,052
Registration fees	38,051
Shareholder report expenses	12,135
Trustees’ fees and expenses	13,166
Other fees and expenses	36,894

Total expenses	1,651,949
Less: Fee waivers and/or expense reimbursements	(112,083)

Net expenses	1,539,866

Net investment income	850,957

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,179,491
Net change in unrealized gains (losses) on investments	5,097,487

Net realized and unrealized gains (losses) on investments	6,276,978

Net increase in net assets resulting from operations	$7,127,935

* Net of foreign dividend withholding taxes of	$211,651

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic World Equity Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010¹

Operations
Net investment income		$850,957			$760,511
Net realized gains (losses) on investments		1,179,491			(1,312,960)
Net change in unrealized gains on investments		5,097,487			14,251,008

Net increase in net assets resulting from operations		7,127,935			13,698,559

Distributions to shareholders from
Net investment income
Class A		(725,936)			(877,846)
Class B		NA			(631)[2]
Class C		(373)			(1,414)
Administrator Class		(2,809)			(1,852)[4]
Institutional Class		(111)			0	³

Total distributions to shareholders		(729,229)			(881,743)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	84,447	1,376,131	155,259		2,168,313
Class B	NA	NA	5,253	²	71,708	²
Class C	251	3,657	23,175		321,754
Administrator Class	21,884	343,780	1,147	[4]	16,075	[4]
Institutional Class	1,726	26,558	725	³	10,000³

		1,750,126			2,587,850

Reinvestment of distributions
Class A	45,264	697,063	62,022		851,565
Class B	NA	NA	45	²	609	²
Class C	19	292	93		1,257
Administrator Class	178	2,730	135	[4]	1,847	[4]
Institutional Class	7	111	0	³	0	³

		700,196			855,278

Payment for shares redeemed
Class A	(1,156,847)	(18,340,419)	(1,384,199)		(19,300,751)
Class B	NA	NA	(21,760	)²	(288,194	)²
Class C	(34,297)	(506,243)	(16,153)		(212,500)
Administrator Class	(12,502)	(188,511)	(3,915)[4]		(52,386)[4]
Institutional Class	(1,541)	(22,290)	0	³	0	³

		(19,057,463)			(19,853,831)

Net asset value of shares issued in acquisition
Class A	3,298,824	48,918,412	0		0
Class C	443,920	6,421,012	0		0
Administrator Class	108,840	1,609,604	0	[4]	0	[4]
Institutional Class	35,971	532,474	0	³	0	³

		57,481,502			0

Net increase (decrease) in net assets resulting from capital share transactions		40,874,361			(16,410,703)

Total increase (decrease) in net assets		47,273,067			(3,593,887)

Net assets
Beginning of period		101,202,804			104,796,691

End of period		$148,475,871			$101,202,804

Undistributed net investment income		$864,194			$729,043

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Intrinsic World Equity Fund.

2.	Class B shares of Evergreen Intrinsic World Equity Fund became Class A shares on July 19, 2010.

3.	Class commenced operations on July 30, 2010.

4.	Class I shares of Evergreen Intrinsic World Equity became Administrator Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Year Ended October 31,					Year Ended December 31, 2006[3]
Class A	2011	2010[1]	2009[1]	2008[1]	2007[2,3]
Net asset value, beginning of period	$15.06	$13.27	$13.76	$24.23	$26.61	$23.65
Net investment income	0.12 [4]	0.12	0.09 [4]	0.29	0.17 [4]	0.17 [4]
Net realized and unrealized gains (losses) on investments	0.48	1.78	1.89	(9.55)	2.29	3.62

Total from investment operations	0.60	1.90	1.98	(9.26)	2.46	3.79
Distributions to shareholders from
Net investment income	(0.11)	(0.11)	(0.24)	(0.13)	0.00	(0.16)
Net realized gains	0.00	0.00	(2.23)	(1.08)	(4.84)	(0.67)

Total distributions to shareholders	(0.11)	(0.11)	(2.47)	(1.21)	(4.84)	(0.83)
Net asset value, end of period	$15.55	$15.06	$13.27	$13.76	$24.23	$26.61
Total return[5]	4.00%	14.43%	20.29%	(40.11)%	10.42%	16.02%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.53%	1.57%	1.36%	1.24%	1.29%
Net expenses	1.40%	1.46%	1.57%	1.36%	1.24%	1.29%
Net investment income	0.79%	0.75%	0.77%	1.04%	0.78%	0.66%
Supplemental data
Portfolio turnover rate	12%	11%	16%	44%	66%	21%
Net assets, end of period (000’s omitted)	$139,100	$100,460	$103,995	$107,210	$279,146	$457,035

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic World Equity Fund.

2.	For the ten months ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31, effective October 31, 2007.

3.	On May 21, 2007, Evergreen Intrinsic World Equity Fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.

4.	Calculated based upon average shares outstanding.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic World Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010[1]	2009[1]	2008[1]	20071,[2]
Net asset value, beginning of period	$14.68	$12.96	$13.58	$24.14	$28.59
Net investment income (loss)	(0.01)[3]	0.07	(0.03)[3]	(0.03)[3]	(0.10)[3]
Net realized and unrealized gains (losses) on investments	0.49	1.69	1.87	(9.28)	0.49

Total from investment operations	0.48	1.76	1.84	(9.31)	0.39
Distributions to shareholders from
Net investment income	(0.01)	(0.04)	(0.23)	(0.17)	0.00
Net realized gains	0.00	0.00	(2.23)	(1.08)	(4.84)

Total distributions to shareholders	(0.01)	(0.04)	(2.46)	(1.25)	(4.84)
Net asset value, end of period	$15.15	$14.68	$12.96	$13.58	$24.14
Total return[4]	3.27%	13.58%	19.35%	(40.55)%	2.44%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.28%	2.33%	2.21%	2.05%
Net expenses	2.15%	2.21%	2.33%	2.21%	2.05%
Net investment income (loss)	(0.05)%	0.04%	(0.28)%	(0.19)%	(0.92)%
Supplemental data
Portfolio turnover rate	12%	11%	16%	44%	66%
Net assets, end of period (000’s omitted)	$6,817	$588	$427	$154	$14

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic World Equity Fund.

2.	For the period from May 18, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]	2009[1]	2008[1]	20071,[2]
Net asset value, beginning of period	$15.02	$13.23	$13.76	$24.26	$28.59
Net investment income	0.15 [3]	0.15 [3]	0.15 [3]	0.38 [3]	0.01
Net realized and unrealized gains (losses) on investments	0.49	1.78	1.85	(9.60)	0.50

Total from investment operations	0.64	1.93	2.00	(9.22)	0.51
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.30)	(0.20)	0.00
Net realized gains	0.00	0.00	(2.23)	(1.08)	(4.84)

Total distributions to shareholders	(0.14)	(0.14)	(2.53)	(1.28)	(4.84)
Net asset value, end of period	$15.52	$15.02	$13.23	$13.76	$24.26
Total return[4]	4.27%	14.72%	20.60%	(40.01)%	2.89%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.29%	1.31%	1.01%	1.05%
Net expenses	1.15%	1.21%	1.31%	1.01%	1.05%
Net investment income	0.99%	1.06%	1.33%	1.70%	0.12%
Supplemental data
Portfolio turnover rate	12%	11%	16%	44%	66%
Net assets, end of period (000’s omitted)	$1,986	$144	$161	$1,567	$71,656

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic World Equity Fund.

2.	For the period from May 18, 2007 (commencement of class operations) to October 31, 2007.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic World Equity Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$15.02	$13.80
Net investment income	0.16	0.03 [2]
Net realized and unrealized gains on investments	0.51	1.19

Total from investment operations	0.67	1.22
Distributions to shareholders from
Net investment income	(0.15)	0.00
Net asset value, end of period	$15.54	$15.02
Total return[3]	4.50%	8.84%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.23%
Net expenses	0.95%	0.95%
Net investment income	1.12%	0.91%
Supplemental data
Portfolio turnover rate	12%	11%
Net assets, end of period (000’s omitted)	$573	$11

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic World Equity Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

20	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to Financial Statements

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$10,912	$(10,912)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic World Equity Fund	21

At October 31, 2011, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Expiration
2016	2017	2018
$6,606,078	$13,020,395	$1,273,005

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$83,689,876	*	$54,752,866	*	$0	$138,442,742
Short-term investments
Investment companies	6,310,665		14,094,575		0	20,405,240
	$90,000,541		$68,847,441		$0	$158,847,982

*	Transfers in and transfers out are recognized at the end of the reporting period. At the end of the period, foreign securities valued in the amount of $51,669,916 in common stocks were transferred out of Level 1 and into Level 2 since adjustments to prices of foreign securities were necessary at October 31, 2011 due to movements against a specified benchmark.

22	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to Financial Statements

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $992 from the sale of Class A shares and $26 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $12,846,948 and $33,912,813, respectively.

Notes to Financial Statements	Wells Fargo Advantage Intrinsic World Equity Fund	23

6. ACQUISITION

After the close of business on August 26, 2011, the Fund acquired the net assets of Wells Fargo Advantage Disciplined Global Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Disciplined Global Equity Fund received Class A, Class C, Administrator Class and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Disciplined Global Equity Fund for 3,887,555 shares of the Fund valued at $57,481,502 at an exchange ratio of 0.82, 0.78, 0.85 and 0.85 for Class A, Class C, Administrator Class and Institutional shares, respectively. The investment portfolio of Wells Fargo Advantage Disciplined Global Equity Fund with a fair value of $57,387,480, identified cost of $55,845,635 and unrealized gains of $1,541,845 at August 26, 2011 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Advantage Disciplined Global Equity Fund and the Fund immediately prior to the acquisition were $57,481,502 and $87,382,768, respectively. The aggregate net assets of the Fund immediately after the acquisition were $144,864,270. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Global Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed November 1, 2010, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended October 31, 2011 would have been:

Net investment income	$1,670,163
Net realized and unrealized gains on investments	$1,943,474
Net increase in net assets resulting from operations	$3,613,637

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Disciplined Global Equity Fund that have been included in the Fund’s Statement of Operations since August 29, 2011.

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $262 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $729,229 and $881,743 of ordinary income for the years ended October 31, 2011 and October 31, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$874,924	$4,738,528	$(20,899,478)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into

24	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to Financial Statements

contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

11. SUBSEQUENT DISTRIBUTION

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.11171
Class C	$0.09147
Administrator Class	$0.15807
Institutional Class	$0.17218

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Intrinsic World Equity Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic World Equity Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic World Equity Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

26	Wells Fargo Advantage Intrinsic World Equity Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 59% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $836,414 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts have been designated as foreign taxes paid for the fiscal year ended October 31, 2011. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable Foreign Taxes Paid	Per Share Amount	Foreign Income as % of Ordinary Income Distributions
$107,185	$0.0112	76.72%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	27

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

28	Wells Fargo Advantage Intrinsic World Equity Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Intrinsic World Equity Fund	29

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206329 12-11 A241/AR241 10-11

Wells Fargo Advantage

Intrinsic Small Cap Value Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Small Cap Value Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the economic malaise has sapped consumer confidence, consumers—especially more affluent ones—have

Letter to Shareholders	Wells Fargo Advantage Intrinsic Small Cap Value Fund	3

demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core” inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Federal Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of 2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the S&P 500 Index1 of large-cap stocks posted a total return of 8.1%. The Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 ®Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

4	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to Shareholders

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Performance Highlights (Unaudited)

Wells Fargo Advantage Intrinsic Small Cap Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Metropolitan West Capital Management, LLC

PORTFOLIO MANAGERS

Alex Alvarez, CFA

Samir Sikka

FUND INCEPTION

March 28, 2002

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

1.81%

  Russell 2000®
Value Index[1]

3.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.45% for Class A shares. The Fund’s gross and net expense ratios are
1.50% and 1.46%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
  The Russell 2000® Value Index measures the performance of those Russell
2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Intrinsic Small Cap Value Fund Class A shares for the life of the Fund with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2011, primarily because of unfavorable sector allocations. Sector positioning is solely a by-product of our bottom-up stock selection process.

■

Security selection in the health care and consumer discretionary sectors detracted from relative performance, as did an underweight to the top-performing utilities sector. Favorable stock selection in information technology (IT) and consumer staples aided relative results.

■

Amid market volatility, we adhered to our disciplined investment process. We continued to focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

As measured by various Russell U.S. indexes, large-cap and mid-cap stocks outperformed their small-cap counterparts for the fiscal year. When viewed by style, growth stocks outperformed value across all capitalization ranges. Both trends hindered performance of the small-cap, value-oriented Fund.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)

Covance Incorporated

2.79%

Cathay General Bancorporation

2.52%

Jabil Circuit Incorporated

2.49%

Entegris Incorporated

2.32%

Electronics For Imaging Incorporated

2.15%

Steris Corporation

2.12%

Jones Group Incorporated

2.11%

Eaton Vance Corporation

1.98%

Kar Auction Services Incorporated

1.94%

OfficeMax Incorporated

1.93%

Security selection in the health care and consumer discretionary sectors were notable detractors from performance. Within these sectors, home health care and hospice service provider Amedisys Incorporated, and office products retailer OfficeMax Incorporated were the principal detractors. As a result of bottom-up stock selection decisions rather than macroeconomic forecasts, the Fund’s sizable underweight in the top-performing utilities sector also detracted from the Fund’s performance. Stock selection in IT and consumer staples contributed the most value during the period. Within IT, key contributors were Entegris Incorporated, a supplier of critical products used in the manufacture of semiconductors, and Varian Semiconductor Equipment Associates Incorporated, a leading supplier of wafer fabrication equipment to semiconductor manufacturers. In consumer staples, food products company Ralcorp Holdings Incorporated, and wholesale bakery Flowers Foods Incorporated, aided relative results.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Intrinsic Small Cap Value Fund

7

During the latter portion of the period, a crisis of confidence put stocks into a tailspin. As a result, the valuation of several long-followed companies became attractive and the market capitalization of other firms shifted into the small-cap universe. In response to these new opportunities, we swapped a few of the Fund’s holdings that we believed had less upside potential into positions that we thought offered higher upside and, in many cases, stronger fundamentals. We also made new investments to further diversify the Fund’s financials exposure and identified new opportunities in commodity-driven sectors, like energy and materials, where we typically find it difficult to identify attractively valued companies with sustainable competitive advantages. Despite recent trades, portfolio turnover during the period was below the
Fund’s long-term average.

  SECTOR
DISTRIBUTION[4]   (AS OF OCTOBER 31,
2011)

Sector positioning changed noticeably during the period.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes on June 30, 2011, the Fund’s positioning relative to the index shifted noticeably during the period. The Fund became less underweight in the financials sector because we added seven new investments to the Fund and sold four. With the purchase of two new investments, we moved from an underweight to an equal weight in the energy sector relative to the Russell 2000 Value Index. We reduced our overweight in the IT sector, even as we purchased two new investments and sold two. As a result of the three sales, the Fund also reduced its exposure to the health care sector, becoming less overweight relative to the index. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.

In a volatile
environment, we continue to focus on our time-tested investment strategy.

Given the plethora of economic concerns, we admit that it is difficult to ignore the headlines, Wall Street rumors, and the pundits on the financial news networks. Nonetheless, we remain steadfast in our belief that well-reasoned decisions require careful deliberation of the alternatives and offer greater long-term rewards with lower downside risk. We believe that maintaining a long-term focus enables us to take advantage of market inefficiencies because short-term dislocations of stock prices from companies’ fundamentals often yield attractive investment opportunities.

With volatility comes opportunity. Although the current environment is challenging, we believe it will favor our bottom-up, research-intensive approach over the long term. We believe our high-quality focus should enable the Fund to withstand market declines better than its benchmark and peers. In addition, we anticipate that taking advantage of short-term securities mispricing may enable us to “upgrade” the Fund and add high-quality companies with sustainable competitive advantages that also meet our valuation and catalyst requirements.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

Life of Fund

6 Months*

1 Year

5 Year

Life of Fund

Gross

Net[7]

Class A (WFSMX)

03/31/2008

(20.70
)

(4.03
)

(3.60
)

6.29

(15.86
)

1.81

(2.45
)

6.94

1.50%

1.46%

Class C (WSCDX)

03/31/2008

(17.20
)

0.12

(3.15
)

6.30

(16.20
)

1.12

(3.15
)

6.30

2.25%

2.21%

Administrator Class (WFSDX)

04/08/2005

(15.78
)

2.08

(2.19
)

7.16

1.34%

1.21%

Institutional Class (WFSSX)

04/08/2005

(15.67
)

2.29

(1.99
)

7.30

1.07%

1.01%

Investor Class (SCOVX)

03/28/2002

(15.87
)

1.75

(2.49
)

6.92

1.57%

1.50%

Russell 2000 Value Index

(13.94
)

3.54

(1.42
)

5.52

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site
– www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A
shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class,
Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund
values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital
Management as a sub-adviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010 do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC.
Historical performance shown for Class A, the Administrator Class and the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor
Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.45% for Class A, 2.20% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class and 1.49% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Intrinsic Small Cap Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
841.41

$
6.54

1.41
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.10

$
7.17

1.41
%

Class C

Actual

$
1,000.00

$
837.95

$
10.01

2.16
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.32

$
10.97

2.16
%

Administrator Class

Actual

$
1,000.00

$
842.23

$
5.53

1.19
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.21

$
6.06

1.19
%

Institutional Class

Actual

$
1,000.00

$
843.34

$
4.51

0.97
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.32

$
4.94

0.97
%

Investor Class

Actual

$
1,000.00

$
841.28

$
6.87

1.48
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.74

$
7.53

1.48
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 98.98%

Consumer Discretionary: 18.61%

Automobiles: 1.29%

Thor Industries Incorporated«

50,600

$
1,337,864

Diversified Consumer Services: 1.63%

Sotheby’s Holdings Incorporated«

48,000

1,690,560

Hotels, Restaurants & Leisure: 3.45%

P.F. Chang’s China Bistro Incorporated«

64,000

1,990,400

Six Flags Entertainment Corporation

44,500

1,597,550

3,587,950

Household Durables: 1.24%

Ethan Allen Interiors Incorporated«

65,000

1,287,000

Media: 0.95%

DreamWorks Animation SKG Incorporated«†

53,000

983,150

Specialty Retail: 6.40%

Aeropostale Incorporated«†

127,000

1,734,820

Group 1 Automotive Incorporated«

25,000

1,139,000

JoS. A. Bank Clothiers Incorporated†

33,000

1,763,520

OfficeMax Incorporated«†

392,000

2,007,040

6,644,380

Textiles, Apparel & Luxury Goods: 3.65%

Carter Incorporated«†

42,000

1,599,780

Jones Group Incorporated

196,000

2,189,320

3,789,100

Consumer Staples: 3.84%

Food Products: 3.84%

J & J Snack Foods Corporation

24,000

1,237,680

Ralcorp Holdings Incorporated†

23,000

1,859,320

TreeHouse Foods Incorporated†

14,500

889,430

3,986,430

Energy: 4.94%

Energy Equipment & Services: 4.27%

Dril-Quip Incorporated«†

29,000

1,887,900

Oceaneering International Incorporated

35,000

1,464,050

Tetra Technologies Incorporated†

114,000

1,083,000

4,434,950

Oil, Gas & Consumable Fuels: 0.67%

Oasis Petroleum Incorporated†

23,750

696,825

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Intrinsic Small Cap Value Fund

11

Security Name

Shares

Value

Financials: 20.06%

Capital Markets: 4.65%

Eaton Vance Corporation«

78,000

$
2,050,620

Janus Capital Group Incorporated«

140,500

921,680

Stifel Financial Corporation«†

58,000

1,848,460

4,820,760

Commercial Banks: 10.47%

Associated Banc-Corporation

138,500

1,544,275

Cathay General Bancorporation«

186,650

2,611,234

CVB Financial Corporation

184,500

1,791,495

Glacier Bancorp Incorporated«

135,500

1,537,925

Hancock Holding Company«

48,000

1,454,400

Zions Bancorporation«

111,000

1,926,959

10,866,288

Insurance: 3.04%

Horace Mann Educators Corporation

107,500

1,445,875

Stancorp Financial Group Incorporated«

50,500

1,713,970

3,159,845

Real Estate Management & Development: 1.90%

Jones Lang LaSalle Incorporated

30,500

1,970,910

Health Care: 10.67%

Health Care Equipment & Supplies: 2.12%

Steris Corporation«

71,000

2,199,580

Health Care Providers & Services: 2.29%

Amedisys Incorporated†

104,000

1,365,520

AMN Healthcare Services Incorporated«†

213,000

1,009,620

2,375,140

Life Sciences Tools & Services: 6.26%

Bio-Rad Laboratories Incorporated†

16,500

1,642,575

Charles River Laboratories International Incorporated†

61,000

1,969,080

Covance Incorporated†

57,000

2,891,610

6,503,265

Industrials: 20.23%

Air Freight & Logistics: 1.88%

Forward Air Corporation«

59,500

1,948,625

Commercial Services & Supplies: 7.55%

Kar Auction Services Incorporated†

146,350

2,012,313

Resources Connection Incorporated

158,500

1,757,765

Schawk Incorporated«

88,000

1,187,120

School Specialty Incorporated†

148,000

1,132,200

United Stationers Incorporated«

55,000

1,749,550

7,838,948

12

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Construction & Engineering: 1.48%

Pike Electric Corporation†

202,500

$
1,541,025

Machinery: 6.26%

IDEX Corporation

51,000

1,807,950

Trinity Industries Incorporated

69,000

1,881,630

Wabtec Corporation

26,500

1,780,270

Watts Water Technologies Incorporated«

32,500

1,023,425

6,493,275

Professional Services: 1.45%

Korn/Ferry International«†

94,000

1,501,180

Road & Rail: 1.61%

Landstar System Incorporated

37,500

1,673,625

Information Technology: 15.01%

Communications Equipment: 1.58%

Plantronics Incorporated«

49,000

1,637,090

Computers & Peripherals: 3.04%

Avid Technology Incorporated«†

148,800

922,560

Electronics For Imaging Incorporated†

149,000

2,235,000

3,157,560

Electronic Equipment, Instruments & Components: 2.49%

Jabil Circuit Incorporated

125,500

2,580,280

Internet Software & Services: 2.50%

DealerTrack Holdings Incorporated«†

67,500

1,464,075

WebMD Health Corporation†

31,500

1,132,425

2,596,500

Semiconductors & Semiconductor Equipment: 5.40%

ATMI Incorporated«†

72,500

1,479,000

Entegris Incorporated†

268,500

2,405,760

Semtech Corporation«†

70,500

1,721,610

5,606,370

Materials: 2.98%

Construction Materials: 1.27%

Texas Industries Incorporated«

44,000

1,320,000

Metals & Mining: 0.23%

Reliance Steel & Aluminum Company

5,450

240,836

Paper & Forest Products: 1.48%

P.H Glatfelter Company«

102,000

1,530,000

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Intrinsic Small Cap Value Fund

13

Security Name

Shares

Value

Telecommunication Services: 0.95%

Diversified Telecommunication Services: 0.95%

General Communication Incorporated Class A†

104,500

$
987,525

Utilities: 1.69%

Electric Utilities: 1.69%

Westar Energy Incorporated«

64,500

1,758,270

Total Common Stocks (Cost $101,004,882)

102,745,106

Principal

Other: 0.76%

Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)

$
835,852

309,182

VFNC Corporation, Pass-Through Entity, 0.25% (a)(i)(v)±144A

967,599

483,799

Total Other (Cost $342,958)

792,981

Yield

Shares

Short-Term Investments: 31.13%

Investment Companies: 31.13%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class (l)(u)

0.07
%

1,464,529

1,464,529

Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)

0.21

30,854,668

30,854,668

Total Short-Term Investments (Cost $32,319,197)

32,319,197

Total Investments in Securities (Cost $133,667,037)*

130.87
%

135,857,284

Other Assets and Liabilities, Net

(30.87
)

(32,049,723
)

Total Net Assets

100.00
%

$
103,807,561

«
All or a portion of this security is on loan.

†
Non-income earning security.

(a)
Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the
Board of Trustees.

(i)
Illiquid security for which the designation as illiquid is unaudited.

(v)
Security represents investment of cash collateral received from securities on loan.

±
Variable rate investment.

144A
Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of
1933, as amended.

(l)
Investment in an affiliate.

(u)
Rate shown is the 7-day annualized yield at period end.

(r)
The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*
Cost for federal income tax purposes is $136,820,142 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation

$
13,351,189

Gross unrealized depreciation

(14,314,047
)

Net unrealized depreciation

$
(962,858
)

The accompanying notes are an integral part of these financial statements.

14

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Statement of Assets and Liabilities—October 31, 2011

Assets

Investments

In unaffiliated securities (including securities on loan), at value

$
103,538,087

In affiliated securities, at value

32,319,197

Total investments, at value (see cost below)

135,857,284

Receivable for investments sold

349,835

Receivable for Fund shares sold

15,077

Receivable for dividends

27,964

Receivable for securities lending income

6,446

Prepaid expenses and other assets

73,509

Total assets

136,330,115

Liabilities

Payable for investments purchased

965,995

Payable for Fund shares redeemed

98,236

Payable upon receipt of securities loaned

31,197,626

Advisory fee payable

68,532

Distribution fees payable

64

Due to other related parties

12,559

Accrued expenses and other liabilities

179,542

Total liabilities

32,522,554

Total net assets

$
103,807,561

NET ASSETS CONSIST OF

Paid-in capital

$
193,078,890

Accumulated net realized losses on investments

(91,461,576
)

Net unrealized gains on investments

2,190,247

Total net assets

$
103,807,561

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]

Net assets – Class A

$
189,050

Shares outstanding – Class A

13,446

Net asset value per share – Class A

$14.06

  Maximum offering price per share – Class
A2

$14.92

Net assets – Class C

$
107,720

Shares outstanding – Class C

7,921

Net asset value per share – Class C

$13.60

Net assets – Administrator Class

$
9,722,052

Shares outstanding – Administrator Class

684,551

Net asset value per share – Administrator Class

$14.20

Net assets – Institutional Class

$
41,861,308

Shares outstanding – Institutional Class

2,924,143

Net asset value per share – Institutional Class

$14.32

Net assets – Investor Class

$
51,927,431

Shares outstanding – Investor Class

3,725,804

Net asset value per share – Investor Class

$13.94

Total investments, at cost

$
133,667,037

Securities on loan, at value

$
29,091,305

1.
The Fund has an unlimited number of authorized shares.

2.
Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011

Wells Fargo Advantage Intrinsic Small Cap Value Fund

15

Investment income

Dividends*

$
1,236,358

Securities lending income, net

62,318

Income from affiliated securities

8,223

Total investment income

1,306,899

Expenses

Advisory fee

1,058,828

Administration fees

Fund level

66,177

Class A

641

Class C

334

Administrator Class

13,011

Institutional Class

43,956

Investor Class

211,275

Shareholder servicing fees

Class A

616

Class C

322

Administrator Class

26,617

Investor Class

158,540

Distribution fees

Class C

965

Custody and accounting fees

12,668

Professional fees

17,896

Registration fees

19,049

Shareholder report expenses

31,068

Trustees’ fees and expenses

10,578

Other fees and expenses

11,753

Total expenses

1,684,294

Less: Fee waivers and/or expense reimbursements

(38,097
)

Net expenses

1,646,197

Net investment loss

(339,298
)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments

14,690,507

Net change in unrealized gains (losses) on investments

(6,023,641
)

Net realized and unrealized gains (losses) on investments

8,666,866

Net increase in net assets resulting from operations

$
8,327,568

* Net of foreign dividend withholding taxes of

$2,391

The accompanying notes are an integral part of these financial statements.

16

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Statements of Changes in Net Assets

  Year Ended
October 31, 2011

  Year Ended
October 31, 2010

Operations

Net investment loss

$
(339,298
)

$
(821,870
)

Net realized gains (losses) on investments

14,690,507

(9,453,633
)

Net change in unrealized gains (losses) on investments

(6,023,641
)

46,501,202

Net increase in net assets resulting from operations

8,327,568

36,225,699

Capital share transactions

Shares

Shares

Proceeds from shares sold

Class A

4,615

68,500

15,776

204,434

Class C

3,209

48,259

1,800

24,769

Administrator Class

1,038,648

15,271,750

108,637

1,415,320

Institutional Class

334,425

5,008,327

588,714

7,777,802

Investor Class

199,982

2,988,445

1,018,026

13,060,377

23,385,281

22,482,702

Payment for shares redeemed

Class A

(16,785
)

(251,136
)

(15,336
)

(193,486
)

Class C

(5,828
)

(87,101
)

(2,903
)

(35,895
)

Administrator Class

(769,230
)

(11,517,890
)

(188,383
)

(2,456,938
)

Institutional Class

(2,568,025
)

(40,433,520
)

(1,021,167
)

(13,279,134
)

Investor Class

(2,252,129
)

(33,218,405
)

(10,988,353
)

(136,366,356
)

(85,508,052
)

(152,331,809
)

Net decrease in net assets resulting from capital share transactions

(62,122,771
)

(129,849,107
)

Total decrease in net assets

(53,795,203
)

(93,623,408
)

Net assets

Beginning of period

157,602,764

251,226,172

End of period

$
103,807,561

$
157,602,764

Undistributed net investment income

$
0

$
0

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Intrinsic Small Cap Value Fund

17

(For a share outstanding throughout each period)

Year Ended October 31,

Class A

2011

2010

2009

2008[1]

Net asset value, beginning of period

$
13.81

$
11.52

$
11.08

$
13.72

Net investment income (loss)

(0.06
)[2]

(0.06
)

(0.02
)[2]

0.00
2,[3]

Net realized and unrealized gains (losses) on investments

0.31

2.35

0.47

(2.64
)

Total from investment operations

0.25

2.29

0.45

(2.64
)

Distribution to shareholders from

Tax basis return of capital

0.00

0.00

(0.01
)

0.00

Net asset value, end of period

$
14.06

$
13.81

$
11.52

$
11.08

  Total
return[4]

1.81
%

19.88
%

4.09
%

(19.24
)%

Ratios to average net assets (annualized)

Gross expenses

1.44
%

1.54
%

1.57
%

1.55
%

Net expenses

1.42
%

1.45
%

1.45
%

1.45
%

Net investment income (loss)

(0.41
)%

(0.49
)%

(0.17
)%

0.01
%

Supplemental data

Portfolio turnover rate

54
%

147
%

64
%

77
%

Net assets, end of period (000’s omitted)

$189

$354

$290

$29

1.
For the period from March 31, 2008 (commencement of class operations) to October 31, 2008.

2.
Calculated based upon average shares outstanding.

3.
Amount is less than $0.005.

4.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended October 31,

Class C

2011

2010

2009

2008[1]

Net asset value, beginning of period

$
13.45

$
11.31

$
10.95

$
13.61

Net investment loss

(0.17
)[2]

(0.18
)

(0.09
)[2]

(0.06
)[2]

Net realized and unrealized gains (losses) on investments

0.32

2.32

0.45

(2.60
)

Total from investment operations

0.15

2.14

0.36

(2.66
)

Net asset value, end of period

$
13.60

$
13.45

$
11.31

$
10.95

  Total
return[3]

1.12
%

18.92
%

3.29
%

(19.54
)%

Ratios to average net assets (annualized)

Gross expenses

2.19
%

2.30
%

2.31
%

2.33
%

Net expenses

2.17
%

2.20
%

2.20
%

2.20
%

Net investment loss

(1.19
)%

(1.24
)%

(0.90
)%

(0.76
)%

Supplemental data

Portfolio turnover rate

54
%

147
%

64
%

77
%

Net assets, end of period (000’s omitted)

$108

$142

$132

$26

1.
For the period from March 31, 2008 (commencement of class operations) to October 31, 2008.

2.
Calculated based upon average shares outstanding.

3.
Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Intrinsic Small Cap Value Fund

19

(For a share outstanding throughout each period)

Year Ended October 31,

Administrator Class

2011

2010

2009

2008

2007

Net asset value, beginning of period

$
13.91

$
11.58

$
11.10

$
18.10

$
18.11

Net investment income (loss)

(0.05
)[1]

(0.02
)

0.02
[1]

0.06
[1]

0.11
[1]

Net realized and unrealized gains (losses) on investments

0.34

2.35

0.46

(5.70
)

0.75

Total from investment operations

0.29

2.33

0.48

(5.64
)

0.86

Distribution to shareholders from

Net investment income

0.00

0.00

0.00

(0.22
)

0.00

Net realized gains

0.00

0.00

0.00

(1.14
)

(0.87
)

Total distributions to shareholders

0.00

0.00

0.00

(1.36
)

(0.87
)

Net asset value, end of period

$
14.20

$
13.91

$
11.58

$
11.10

$
18.10

Total return

2.08
%

20.12
%

4.32
%

(33.26
)%

4.84
%

Ratios to average net assets (annualized)

Gross expenses

1.22
%

1.37
%

1.38
%

1.38
%

1.39
%

Net expenses

1.19
%

1.20
%

1.20
%

1.20
%

1.20
%

Net investment income (loss)

(0.30
)%

(0.23
)%

0.18
%

0.41
%

0.58
%

Supplemental data

Portfolio turnover rate

54
%

147
%

64
%

77
%

97
%

Net assets, end of period (000’s omitted)

$9,722

$5,774

$5,730

$6,447

$12,548

1.
Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

20

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Financial Highlights

(For a share outstanding throughout each period)

Year Ended October 31,

Institutional Class

2011

2010

2009

2008

2007

Net asset value, beginning of period

$
14.00

$
11.63

$
11.15

$
18.19

$
18.16

Net investment income

0.00
[1],[2]

0.00
[1,2]

0.04
[1]

0.09
[1]

0.15
[1]

Net realized and unrealized gains (losses) on investments

0.32

2.37

0.47

(5.73
)

0.75

Total from investment operations

0.32

2.37

0.51

(5.64
)

0.90

Distribution to shareholders from

Net investment income

0.00

0.00

0.00

(0.26
)

0.00

Net realized gains

0.00

0.00

0.00

(1.14
)

(0.87
)

Tax basis return of capital

0.00

0.00

(0.03
)

0.00

0.00

Total distributions to shareholders

0.00

0.00

(0.03
)

(1.40
)

(0.87
)

Net asset value, end of period

$
14.32

$
14.00

$
11.63

$
11.15

$
18.19

Total return

2.29
%

20.38
%

4.61
%

(33.17
)%

5.05
%

Ratios to average net assets (annualized)

Gross expenses

1.01
%

1.10
%

1.11
%

1.11
%

1.12
%

Net expenses

0.98
%

1.00
%

1.00
%

1.00
%

1.00
%

Net investment income (loss)

0.02
%

(0.03
)%

0.36
%

0.60
%

0.84
%

Supplemental data

Portfolio turnover rate

54
%

147
%

64
%

77
%

97
%

Net assets, end of period (000’s omitted)

$41,861

$72,200

$65,014

$64,444

$114,345

1.
Calculated based upon average shares outstanding.

2.
Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Wells Fargo Advantage Intrinsic Small Cap Value Fund

21

(For a share outstanding throughout each period)

Year Ended October 31,

Investor Class

2011

2010

2009

2008

2007

Net asset value, beginning of period

$
13.70

$
11.43

$
10.99

$
17.92

$
18.00

Net investment income (loss)

(0.07
)[1]

(0.06
)[1]

(0.01
)[1]

0.02
[1]

0.05
[1]

Net realized and unrealized gains (losses) on investments

0.31

2.33

0.45

(5.65
)

0.74

Total from investment operations

0.24

2.27

0.44

(5.63
)

0.79

Distribution to shareholders from

Net investment income

0.00

0.00

0.00

(0.16
)

0.00

Net realized gains

0.00

0.00

0.00

(1.14
)

(0.87
)

Total distributions to shareholders

0.00

0.00

0.00

(1.30
)

(0.87
)

Net asset value, end of period

$
13.94

$
13.70

$
11.43

$
10.99

$
17.92

Total return

1.75
%

19.86
%

4.00
%

(33.46
)%

4.46
%

Ratios to average net assets (annualized)

Gross expenses

1.50
%

1.63
%

1.67
%

1.70
%

1.74
%

Net expenses

1.48
%

1.49
%

1.49
%

1.49
%

1.53
%

Net investment income (loss)

(0.48
)%

(0.47
)%

(0.12
)%

0.11
%

0.26
%

Supplemental data

Portfolio turnover rate

54
%

147
%

64
%

77
%

97
%

Net assets, end of period (000’s omitted)

$51,927

$79,132

$180,060

$213,243

$384,047

1.
Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern
Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official
Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair
Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05%
and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Notes to Financial Statements

Wells Fargo Advantage Intrinsic Small Cap Value Fund

23

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security
transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of
distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses and recognition of partnership income. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss

Accumulated Net Realized Losses on Investments

Paid-in Capital

$
339,298

$
(106,220
)

$
(233,078
)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $88,308,471, with $712,239 expiring in 2016, $79,906,522 expiring in 2017 and $7,689,710 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any

24

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Notes to Financial Statements

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■

Level 1 – quoted prices in active markets for identical securities

■

  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■

  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities

  Quoted Prices
(Level 1)

  Significant Other Observable Inputs
(Level 2)

  Significant
Unobservable Inputs (Level 3)

Total

Equity securities

Common stocks

$
102,745,106

$
0

$
0

$
102,745,106

Other

0

0

792,981

792,981

Short-term investments

Investment companies

1,464,529

30,854,668

0

32,319,197

$
104,209,635

$
30,854,668

$
792,981

$
135,857,284

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements

Wells Fargo Advantage Intrinsic Small Cap Value Fund

25

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other

Balance as of October 31, 2010

$
1,099,067

Accrued discounts (premiums)

0

Realized gains (losses)

0

Change in unrealized gains (losses)

90,428

Purchases

0

Sales

(396,514
)

Transfers into Level 3

0

Transfers out of Level 3

0

Balance as of October 31, 2011

$
792,981

  Change in unrealized gains (losses) relating to securities still held at
October 31, 2011

$
(100,247
)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has
entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is
entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.80% of the
Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Metropolitan West Capital Management, LLC, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an
administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

  Class Level
Administration Fee

Class A, Class C

0.26
%

Administrator Class

0.10

Institutional Class

0.08

Investor Class

0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust
has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of
0.75% of the average daily net assets of Class C shares.

26

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Notes to Financial Statements

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $81 from the sale of
Class A shares and $168 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing
fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of
these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $68,516,555 and $124,516,710, respectively.

6. BANK BORROWINGS

The Trust
(excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $347 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2011, the components of
distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)

Capital Loss Carryforward

$(962,858)

$(88,308,471)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04
“Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03
amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including

Notes to Financial Statements

Wells Fargo Advantage Intrinsic Small Cap Value Fund

27

repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management
of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

28

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Small
Cap Value Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in
accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and
financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Small Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)

Wells Fargo Advantage Intrinsic Small Cap Value Fund

29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are
publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at
www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard,
Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Wells Fargo Advantage Intrinsic Small Cap Value Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the
Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of
Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Intrinsic Small Cap Value Fund

31

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from
2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions)
Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former
Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32

Wells Fargo Advantage Intrinsic Small Cap Value Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB
— Agricultural Credit Bank

ADR
— American Depository Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAB
— Capital Appreciation Bond

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CHF
— Swiss Franc

COP
— Certificate of Participation

CR
— Custody Receipts

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDA
— Economic Development Authority

EDFA
— Economic Development Finance Authority

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depository Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
—  Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SBA
— Small Business Authority

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SPDR
— Standard & Poor’s Depositary Receipts

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

TVA
— Tennessee Valley Authority

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

This page is
intentionally left blank.

This page is intentionally left
blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206330 12-11 A242/AR242 10-11

Wells Fargo Advantage

Small Cap Opportunities Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage
Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Heritage Money Market Fund†

National Tax-Free Money Market Fund

California Municipal Money Market Fund

Money Market Fund

Prime Investment Money Market Fund

Cash Investment Money Market Fund

Municipal Cash Management Money Market Fund

Treasury Plus Money Market Fund

Government Money Market Fund

Municipal Money Market Fund

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Small Cap Opportunities Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic
recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Opportunities Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S.
economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The
closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to
BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed
economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the

Letter to Shareholders

Wells Fargo Advantage Small Cap Opportunities Fund

3

economic malaise has sapped consumer confidence, consumers—especially more affluent ones—have demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep
rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core” inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Federal
Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of 2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the S&P 500 Index1 of large-cap stocks posted a total return of 8.1%. The

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The unsettling headlines from the
U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

4

Wells Fargo Advantage Small Cap Opportunities Fund

Letter to Shareholders

Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 ®Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small Cap Opportunities Fund

5

The Fund is closed to new investors1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Schroder Investment Management North America Inc.

PORTFOLIO MANAGER

Jenny B. Jones

FUND INCEPTION

August 1, 1993

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Administrator Class

3.73%

  Russell 2000®
Index[2]

6.71%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s
Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs
associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.20% for Administrator Class shares. The Fund’s gross and net expense ratios are 1.25% and 1.23%, respectively, for Administrator Class shares. Without these reductions, the Fund’s returns would have been lower.

1.
Please see the Statement of Additional Information for further details.

2.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

3.

The chart compares the performance of the Wells Fargo Advantage Small Cap Opportunities Fund Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

6

Wells Fargo Advantage Small Cap Opportunities Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended October 31, 2011.

■

Stock selection was the main driver of the Fund’s underperformance, with lagging relative returns in the information technology (IT), industrials, consumer staples, and health care sectors. Our average cash position also hurt relative performance.

■

  Effective stock selection in the financials, energy, and consumer discretionary sectors and an underweight to financials helped limit the Fund’s underperformance.

■

Over the past 12 months, market performance has been heavily influenced by macroeconomic and geopolitical forces. However, we have remained committed to our bottom-up investment approach in seeking to ensure that individual stock selection drives our portfolio construction and management.

Equity market performance was heavily influenced by macro conditions.

During the
past year, we have seen periods in which high volatility and cyclicality led our segment of the market, followed by periods of risk aversion favoring lower volatility and higher-quality names.

The 12-month period began on a positive note as the equity market rallied in late 2010 amid greater confidence in the sustainability of the economic recovery and continued strength in corporate earnings. The upbeat mood carried over into early 2011, despite pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and natural disasters in Japan. In the spring and summer, investors’ spirits dampened as discouraging economic data reignited fears of a double-dip recession. Investor confidence was further undermined by wrangling over the federal debt ceiling, the downgrade of the U.S. credit rating by
Standard & Poor’s, and the risk of financial contagion in Europe. Investors’ intense focus on the negative headlines from the U.S. and Europe led to heightened volatility and a broad-based market sell-off during the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage.

One sign of the degree to which macro factors have driven the market over the past year has been the exceptionally high correlation among individual stock returns. At times, particularly during the third quarter of 2011, correlations reached levels not seen since the depths of the financial meltdown.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small Cap Opportunities Fund

7

TEN LARGEST EQUITY HOLDINGS[4] (AS OF OCTOBER 31,
2011)

Cleco Corporation

1.99%

FTI Consulting Incorporated

1.59%

Northwestern Corporation

1.55%

Oil States International Incorporated

1.50%

Innophos Holdings Incorporated

1.50%

Rent-A-Center Incorporated

1.44%

GrafTech International Limited

1.27%

Haemonetics Corporation

1.22%

Parametic Technology Corporation

1.22%

Waste Connections Incorporated

1.18%

Adverse stock selection in several sectors drove the Fund’s underperformance.

As noted above, the Fund’s underperformance during the period was primarily driven by adverse stock selection in several sectors.

Our holdings in two cyclical sectors—IT and industrials—accounted for the majority of the weak stock selection. In IT, Digital River
Incorporated, and NetScout Systems Incorporated, were our two biggest detractors. Digital River’s e-commerce business has been hurt by a shift to distribution through mobile application stores—a segment in which the company has little presence. NetScout, a play on rapidly expanding wireless data transmission, struggled due to a pullback in IT spending by the government and financial companies. A large percentage of the company’s customers reside in those two industries. Our results in industrials were negatively affected by Monster Worldwide Incorporated, which saw its job-recruiting business slow along with the economy. Our consumer staples holdings also underperformed, driven mainly by Nash Finch Company. The company is a food distributor that does significant business with small and independent grocery stores, which have suffered more acutely than the big chains as consumers trimmed their budgets.

During the period, we increased our
exposure to the consumer discretionary and financials sectors and reduced our IT weighting. In financials, we added to our holdings in property-casualty insurance (for example, Alterra Capital Holdings Limited) and to our banking exposure (for example, SVB Financial Group). We also sold all of our securities brokerage and services stocks. In consumer discretionary, we initiated positions in several industries, including leisure (for example, Six Flags Entertainment Corporation), consumer electronics (for example, Harman International Industries Incorporated), and restaurants (for example, The Wendy’s Company). The most notable change in IT was a reduction in our exposure to computer services software and systems, which has been—and remains—our largest industry weighting in the sector. Specifically, we sold Digital River and reduced our positions in a number of other names.

4.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

8

Wells Fargo Advantage Small Cap Opportunities Fund

Performance Highlights (Unaudited)

SECTOR DISTRIBUTION[5] (AS OF OCTOBER 31,
2011)

We remain cautious as macro news continues to drive the market.

While we expect the economic recovery to continue and the unemployment rate to decline, we believe the pace of improvement is likely to remain slow for the foreseeable future. In addition, we do not believe that corporate earnings growth will be as robust as many analysts are forecasting. In terms of the market, we believe that macro news—whether it be U.S. economic and employment data or developments in Europe—is likely to drive performance in the short term, obscuring company fundamentals. U.S. politics is another potential factor, particularly leading up to the November 2012 election. We do not hazard a guess as to the outcome, only that occasional surprises along the way may have a short-term effect on the market.

5.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small Cap Opportunities Fund

9

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF OCTOBER 31, 2011)

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Administrator Class (NVSOX)

08/01/1993

(12.70
)

3.73

3.69

9.04

1.25%

1.23%

Russell 2000 Index

(13.76
)

6.71

0.68

7.02

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions.
Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.20% for Administrator Class. Without this cap, the Fund’s returns would have been lower.

10

Wells Fargo Advantage Small Cap Opportunities Fund

Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; shareholder service fees; and
other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October
31, 2011.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line
of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the
“Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Administrator Class

Actual

$
1,000.00

$
872.95

$
5.67

1.20
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.16

$
6.11

1.20
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Small Cap Opportunities Fund

11

Security Name

Shares

Value

Common Stocks: 90.16%

Consumer Discretionary: 14.46%

Auto Components: 0.92%

BorgWarner Incorporated†«

35,300

$
2,700,097

Visteon Corporation†

59,600

3,314,952

6,015,049

Distributors: 0.77%

LKQ Corporation†

173,800

5,071,484

Diversified Consumer Services: 0.43%

Matthews International Corporation

80,700

2,835,798

Hotels, Restaurants & Leisure: 3.33%

Bally Technologies Incorporated

207,400

7,522,398

Churchill Downs Incorporated

39,200

1,884,344

Pinnacle Entertainment Incorporated†«

129,100

1,461,412

Six Flags Entertainment Corporation

169,000

6,067,100

The Wendy’s Company

972,400

4,920,344

21,855,598

Household Durables: 0.83%

American Greetings Corporation Class A«

63,400

1,015,034

Harman International Industries Incorporated

64,500

2,783,820

Jarden Corporation«

52,300

1,675,169

5,474,023

Media: 2.92%

Arbitron Incorporated

153,900

6,114,447

Clear Channel Outdoor Holdings Incorporated†

402,500

4,427,500

Lamar Advertising Company Class A†«

81,000

1,821,690

Madison Square Garden Incorporated Class A†

166,500

4,400,595

Scholastic Corporation

88,900

2,386,965

19,151,197

Multiline Retail: 0.68%

Big Lots Incorporated†

118,000

4,447,420

Specialty Retail: 4.33%

Aaron’s Incorporated

57,200

1,530,672

Asbury Automotive Group Incorporated†

121,200

2,260,380

Children’s Place Retail Stores Incorporated†«

82,100

3,854,595

Citi Trends Incorporated†«

69,500

861,105

Collective Brands Incorporated†

187,600

2,740,836

Lithia Motors Incorporated Class A«

122,600

2,521,882

Men’s Wearhouse Incorporated

80,600

2,488,928

Rent-A-Center Incorporated

276,000

9,425,400

Williams-Sonoma Incorporated

73,500

2,759,190

28,442,988

12

Wells Fargo Advantage Small Cap Opportunities Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Textiles, Apparel & Luxury Goods: 0.25%

Wolverine World Wide Incorporated

43,500

$
1,649,955

Consumer Staples: 0.98%

Food & Staples Retailing: 0.66%

Nash Finch Company

106,700

2,808,344

The Pantry Incorporated†«

109,100

1,542,674

4,351,018

Food Products: 0.32%

Sanderson Farms Incorporated«

41,600

2,059,200

Energy: 4.33%

Energy Equipment & Services: 2.31%

Helix Energy Solutions Group Incorporated†«

294,600

5,320,476

Oil States International Incorporated†

141,700

9,863,737

15,184,213

Oil, Gas & Consumable Fuels: 2.02%

Carrizo Oil & Gas Incorporated†«

49,100

1,335,520

Petroleum Development Corporation†«

55,000

1,436,050

SM Energy Company

73,200

6,069,012

Swift Energy Company†«

144,400

4,421,528

13,262,110

Financials: 15.42%

Capital Markets: 0.46%

Apollo Global Management LLC

230,200

3,050,150

Commercial Banks: 4.55%

Bank of Hawaii Corporation«

72,200

3,049,006

CVB Financial Corporation

296,710

2,881,054

First Financial Bankshares Incorporated«

87,900

2,791,704

FirstMerit Corporation

93,500

1,327,663

Lakeland Financial Corporation

61,400

1,466,846

MB Financial Incorporated«

146,600

2,429,162

Old National Bancorp«

325,800

3,769,506

Simmons First National Corporation«

126,000

3,270,960

SVB Financial Group†«

69,200

3,179,048

Westamerica Bancorporation«

127,400

5,710,068

29,875,017

Consumer Finance: 0.95%

Cash America International Incorporated«

113,700

6,225,075

Diversified Financial Services: 0.59%

Compass Diversified Holdings«

296,600

3,873,596

Insurance: 3.99%

Alterra Capital Holdings Limited

196,866

4,268,055

Brown & Brown Incorporated

282,100

6,228,768

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Small Cap Opportunities Fund	13

Security Name	Shares	Value

Insurance (continued)
Infinity Property & Casualty Corporation«	40,600	$2,353,176
Primerica Incorporated	127,200	2,878,536
Reinsurance Group of America Incorporated	97,200	5,076,756
RLI Corporation«	61,500	4,325,910
The Navigators Group Incorporated†	23,600	1,076,632

		26,207,833

Real Estate Management & Development: 0.47%
Altisource Portfolio Solutions SA†	76,600	3,083,150

REIT: 3.43%
Colonial Properties Trust«	294,300	5,968,404
Equity Lifestyle Properties Incorporated	48,000	3,174,240
Home Properties Incorporated	105,300	6,202,170
Invesco Mortgage Capital Incorporated	207,700	3,277,506
LaSalle Hotel Properties	162,120	3,876,289

		22,498,609

Thrifts & Mortgage Finance: 0.98%
Ocwen Financial Corporation†«	442,600	6,417,700

Health Care: 11.15%

Biotechnology: 0.68%
Cepheid Incorporated†«	40,500	1,453,140
Onyx Pharmaceuticals Incorporated†«	73,700	3,016,541

		4,469,681

Health Care Equipment & Supplies: 4.66%
Cooper Companies Incorporated	79,500	5,509,350
Haemonetics Corporation†«	131,500	8,014,925
Masimo Corporation«	214,000	4,425,520
Orthofix International NV†	53,200	1,867,852
Sirona Dental Systems Incorporated†	63,500	3,041,650
Volcano Corporation†«	75,800	1,889,694
West Pharmaceutical Services Incorporated«	151,000	5,869,370

		30,618,361

Health Care Providers & Services: 3.34%
Amerigroup Corporation†«	55,800	3,104,154
Centene Corporation†	136,500	4,797,975
Emeritus Corporation†	94,600	1,675,366
HealthSouth Rehabilitation Corporation†	132,100	2,332,886
HMS Holdings Corporation†«	49,900	1,219,556
IPA The Hospitalist Company†«	39,400	1,652,042
Kindred Healthcare Incorporated†«	172,512	2,009,765
MWI Veterinary Supply Incorporated†	45,300	3,420,150
Team Health Holdings LLC†	86,100	1,749,552

		21,961,446

14	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Health Care Technology: 0.37%
Medassets Incorporated†	225,300	$2,401,698

Life Sciences Tools & Services: 1.18%
Fluidigm Corporation†«	46,300	646,348
Parexel International Corporation†	239,600	5,278,388
TECHNE Corporation«	26,300	1,809,440

		7,734,176

Pharmaceuticals: 0.92%
Medicis Pharmaceutical Corporation Class A«	72,900	2,791,341
Salix Pharmaceuticals Limited†	95,300	3,264,502

		6,055,843

Health Services: 0.42%

Health Care Providers & Services: 0.42%
Lifepoint Hospitals Incorporated†«	72,100	2,787,386

Industrials: 16.14%

Airlines: 1.35%
Alaska Air Group Incorporated†	15,100	1,004,603
Allegiant Travel Company†«	90,400	4,697,184
Hawaiian Holdings Incorporated†	593,500	3,175,225

		8,877,012

Commercial Services & Supplies: 6.17%
FTI Consulting Incorporated†«	264,400	10,420,004
Healthcare Services Group«	171,700	2,978,995
Progressive Waste Solutions Limited	342,600	7,211,730
Standard Parking Corporation†	290,861	5,116,245
Stantec Incorporated†	133,494	3,282,606
Towers Watson & Company	57,600	3,784,320
Waste Connections Incorporated	227,725	7,754,036

		40,547,936

Construction & Engineering: 1.56%
Dycom Industries Incorporated†	333,500	6,479,905
Michael Baker Corporation†	30,500	627,690
MYR Group Incorporated†	128,900	2,486,481
Pike Electric Corporation†	85,900	653,699

		10,247,775

Electrical Equipment: 2.95%
EnerSys†	154,700	3,485,391
GrafTech International Limited†	530,000	8,326,300
Regal-Beloit Corporation	89,700	4,765,761
Thermon Group Holdings Incorporated†	175,200	2,782,176

		19,359,628

Machinery: 1.61%
Enpro Industries Incorporated†«	160,800	5,537,952

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Small Cap Opportunities Fund	15

Security Name	Shares	Value

Machinery (continued)
IDEX Corporation	108,300	$3,839,235
Wabash National Corporation†«	169,800	1,171,620

		10,548,807

Professional Services: 0.46%
Manpower Incorporated	70,100	3,024,114

Road & Rail: 1.00%
Genesee & Wyoming Incorporated†	77,300	4,576,933
Swift Transportation Company†	221,500	1,971,350

		6,548,283

Trading Companies & Distributors: 1.04%
Applied Industrial Technologies Incorporated«	204,100	6,861,842

Information Technology: 13.42%

Communications Equipment: 0.17%
Mitel Networks Corporation†(i)	385,694	1,099,228

Computers & Peripherals: 1.40%
NCR Corporation†	227,200	4,325,888
QLogic Corporation†«	349,100	4,876,927

		9,202,815

Electronic Equipment, Instruments & Components: 0.80%
Rofin-Sinar Technologies Incorporated†	30,800	800,800
ScanSource Incorporated«	128,700	4,473,612

		5,274,412

Internet Software & Services: 0.91%
ComScore Incorporated†«	282,400	5,961,464

IT Services: 2.59%
Exlservice Holdings Incorporated†	27,400	714,592
Forrester Research Incorporated«	144,000	5,156,640
Gartner Incorporated†	45,600	1,756,512
Genpact Limited†	125,300	2,023,595
Maxmus Incorporated	67,800	2,735,052
Sapient Corporation	142,900	1,766,244
TNS Incorporated†	145,645	2,844,447

		16,997,082

Semiconductors & Semiconductor Equipment: 3.11%
Anadigics Incorporated†«	1,252,300	3,293,549
Atmel Corporation†	325,000	3,432,000
FEI Company†«	50,600	2,011,856
Hittite Microwave Corporation†«	19,000	999,400
Integrated Device Technology Incorporated†	769,500	4,678,560
RF Micro Devices Incorporated†«	225,800	1,657,372

16	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Standard Microsystems Corporation†	175,800	$4,352,808

		20,425,545

Software: 4.44%
Ariba Incorporated†	86,300	2,733,984
Cadence Design Systems Incorporated†«	540,000	5,977,800
Informatica Corporation†	27,700	1,260,350
Kenexa Corporation†«	224,500	5,134,315
Netscout Systems Incorporated†	125,500	2,056,945
Parametric Technology Corporation†	384,700	8,013,301
Progress Software Corporation†	41,850	881,361
Websense Incorporated†	175,100	3,123,784

		29,181,840

Materials: 7.23%

Chemicals: 3.27%
Cabot Corporation	173,200	5,227,176
Cytec Industries Incorporated	111,200	4,967,304
Innophos Holdings Incorporated	223,700	9,840,563
Quaker Chemical Corporation«	42,000	1,461,180

		21,496,223

Containers & Packaging: 1.83%
Silgan Holdings Incorporated	202,100	7,586,834
Sonoco Products Company	141,000	4,425,990

		12,012,824

Metals & Mining: 1.20%
Kaiser Aluminum Corporation«	114,800	5,333,608
Suncoke Energy Incorporated†«	200,700	2,532,834

		7,866,442

Paper & Forest Products: 0.93%
Kapstone Paper & Packaging Corporation†	374,100	6,135,240

Telecommunication Services: 1.19%

Diversified Telecommunication Services: 1.19%
AboveNet Incorporated«	102,000	6,053,700
Cogent Communications Group Incorporated†	108,200	1,736,610

		7,790,310

Utilities: 5.42%

Electric Utilities: 3.87%
Cleco Corporation	355,100	13,092,537
IDACORP Incorporated«	172,500	6,965,550
UniSource Energy Corporation«	143,400	5,345,952

		25,404,039

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Small Cap Opportunities Fund	17

Security Name		Shares	Value

Multi-Utilities: 1.55%
Northwestern Corporation«		295,881	$10,193,100

Total Common Stocks (Cost $517,450,269)			592,115,735

		Principal

Other: 0.36%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$2,507,054	927,359
VFNC Corporation, Pass-Through Entity 0.25% (a)144A(i)(v)±		2,902,216	1,451,108

Total Other (Cost $1,028,668)			2,378,467

	Yield	Shares
Short-Term Investments: 30.72%

Investment Companies: 30.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	65,930,258	65,930,258
Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)(r)	0.21	135,791,817	135,791,817

Total Short-Term Investments (Cost $201,722,075)			201,722,075

Total Investments in Securities (Cost $720,201,012)*	121.24%	796,216,277
Other Assets and Liabilities, Net	(21.24)	(139,496,439)

Total Net Assets	100.00%	$656,719,838

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $728,250,900 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$93,975,923
Gross unrealized depreciation	(26,010,546)

Net unrealized appreciation	$67,965,377

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$594,494,202
In affiliated securities, at value	201,722,075

Total investments, at value (see cost below)	796,216,277
Receivable for investments sold	5,747,464
Receivable for Fund shares sold	589,163
Receivable for dividends	189,350
Receivable for securities lending income	31,843
Prepaid expenses and other assets	37,823

Total assets	802,811,920

Liabilities
Payable for investments purchased	5,660,502
Payable for Fund shares redeemed	701,481
Payable upon receipt of securities loaned	136,820,485
Advisory fee payable	453,346
Due to custodian bank	2,133,006
Due to other related parties	77,265
Accrued expenses and other liabilities	245,997

Total liabilities	146,092,082

Total net assets	$656,719,838

NET ASSETS CONSIST OF
Paid-in capital	$564,275,284
Accumulated net realized gains on investments	16,429,289
Net unrealized gains on investments	76,015,265

Total net assets	$656,719,838

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$656,719,838
Shares outstanding – Administrator Class	20,205,360
Net asset value per share – Administrator Class	$32.50

Total investments, at cost	$720,201,012

Securities on loan, at value	$130,376,990

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Small Cap Opportunities Fund	19

Investment income
Dividends*	$8,304,808
Securities lending income, net	506,890
Income from affiliated securities	125,766

Total investment income	8,937,464

Expenses
Advisory fee	5,876,464
Administration fees
Fund level	371,062
Administrator Class	742,125
Shareholder servicing fees
Administrator Class	1,854,623
Custody and accounting fees	48,606
Professional fees	38,489
Registration fees	12,001
Shareholder report expenses	61,999
Trustees’ fees and expenses	10,578
Other fees and expenses	18,761

Total expenses	9,034,708
Less: Fee waivers and/or expense reimbursements	(129,215)

Net expenses	8,905,493

Net investment income	31,971

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	55,659,944
Net change in unrealized gains (losses) on investments	(27,474,227)

Net realized and unrealized gains (losses) on investments	28,185,717

Net increase in net assets resulting from operations	$28,217,688

* Net of foreign dividend withholding taxes of	$17,758

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Opportunities Fund	Statements of Changes in Net Assets

	Year Ended October 31,
	2011		2010

Operations
Net investment income (loss)		$31,971		$(1,353,940)
Net realized gains on investments		55,659,944		70,698,464
Net change in unrealized gains (losses) on investments		(27,474,227)		55,657,152

Net increase in net assets resulting from operations		28,217,688		125,001,676

	Shares		Shares

Capital share transactions
Proceeds from shares sold – Administrator Class	3,074,513	104,376,442	2,085,857	61,033,972
Payment for shares redeemed – Administrator Class	(5,463,686)	(183,832,035)	(3,145,084)	(90,187,639)

Net decrease in net assets resulting from capital share transactions		(79,455,593)		(29,153,667)

Total increase (decrease) in net assets		(51,237,905)		95,848,009

Net assets
Beginning of period		707,957,743		612,109,734

End of period		$656,719,838		$707,957,743

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small Cap Opportunities Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.33	$25.88	$23.47	$39.68	$38.56
Net investment income (loss)	0.00 [1]	(0.06)	(0.02)	0.01	0.11
Net realized and unrealized gains (losses) on investments	1.17	5.51	3.38	(11.23)	6.99

Total from investment operations	1.17	5.45	3.36	(11.22)	7.10
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00)	(0.10)	0.00
Net realized gains	0.00	0.00	(0.93)	(4.89)	(5.98)
Tax basis return of capital	0.00	0.00	(0.02)	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.95)	(4.99)	(5.98)
Net asset value, end of period	$32.50	$31.33	$25.88	$23.47	$39.68
Total return	3.73%	21.06%	15.44%	(31.65)%	20.94%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.25%	1.31%	1.28%	1.33%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.00%	(0.20)%	(0.07)%	0.08%	0.29%
Supplemental data
Portfolio turnover rate	100%	66%	68%	72%	65%
Net assets, end of period (000’s omitted)	$656,720	$707,958	$612,110	$541,369	$910,162

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized

Notes to Financial Statements	Wells Fargo Advantage Small Cap Opportunities Fund	23

gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various participating funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Fund recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each participating fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed participating fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each participating fund’s percentage ownership of the joint account as of such date.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

24	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to Financial Statements

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses and recognition of partnership income. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Gains on Investments	Paid-in Capital
$(31,971)	$349,629	$(317,658)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$592,115,735	$0	$0	$592,115,735
Other	0	0	2,378,467	2,378,467
Short-term investments
Investment companies	65,930,258	135,791,817	0	201,722,075
	$658,045,993	$135,791,817	$2,378,467	$796,216,277

Notes to Financial Statements	Wells Fargo Advantage Small Cap Opportunities Fund	25

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of October 31, 2010	$3,296,542
Accrued discounts (premiums)	0
Realized gains (losses)	0
Change in unrealized gains (losses)	271,229
Purchases	0
Sales	(1,189,304)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of October 31, 2011	$2,378,467
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$(300,680)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Schroder Investment Management North America Inc. (“Schroder”) is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and for Administrator Class shares, a class level administration fee of 0.10% of its average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

26	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $657,111,726 and $660,339,277, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $1,856 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Long-Term Gain	Unrealized Gains
$24,479,186	$67,965,377

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

Notes to Financial Statements	Wells Fargo Advantage Small Cap Opportunities Fund	27

10. SUBSEQUENT DISTRIBUTION

On December 9, 2011, the Fund declared distributions from long-term capital gains to shareholders of record on December 8, 2011. The per share amounts payable on December 12, 2011 were as follows:

Long-term Capital Gains
Administrator Class	$1.22773

These distributions are not reflected in the accompanying financial statements.

28	Wells Fargo Advantage Small Cap Opportunities Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Opportunities Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Opportunities Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)

Wells Fargo Advantage Small Cap Opportunities Fund

29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are
publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at
www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard,
Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30

Wells Fargo Advantage Small Cap Opportunities Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the
Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of
Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Small Cap Opportunities Fund

31

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from
2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions)
Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former
Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

32

Wells Fargo Advantage Small Cap Opportunities Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB
— Agricultural Credit Bank

ADR
— American Depository Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAB
— Capital Appreciation Bond

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CHF
— Swiss Franc

COP
— Certificate of Participation

CR
— Custody Receipts

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDA
— Economic Development Authority

EDFA
— Economic Development Finance Authority

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depository Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
—  Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SBA
— Small Business Authority

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SPDR
— Standard & Poor’s Depositary Receipts

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

TVA
— Tennessee Valley Authority

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

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blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206331 12-11 A243/AR243 10-11

Wells Fargo Advantage Small Cap
Value Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any
forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage
Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932

Keystone creates one of the first mutual fund families.

1971

Wells Fargo & Company introduces one of the first institutional index funds.

1978

Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984

Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989

The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994

Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996

Evergreen Investments and Keystone Funds merge.

1997

Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999

Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002

Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005

The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United
States.

2006

Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010

The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage
Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides
institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is
built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives,
risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the
Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow
Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow
Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY
LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF
SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK
GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual
report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds

Asia Pacific Fund

Global Opportunities Fund

Premier Large Company Growth Fund

C&B Large Cap Value Fund

Growth Fund

Small Cap Opportunities Fund

C&B Mid Cap Value Fund

Health Care Fund

Small Cap Value Fund

Capital Growth Fund

Index Fund

Small Company Growth Fund

Common Stock Fund

International Equity Fund

Small Company Value Fund

Disciplined U.S. Core Fund

International Value Fund

Small/Mid Cap Core Fund

Discovery Fund†

Intrinsic Small Cap Value Fund

Small/Mid Cap Value Fund

Diversified Equity Fund

Intrinsic Value Fund

Social Sustainability Fund†

Diversified International Fund

Intrinsic World Equity Fund

Special Mid Cap Value Fund

Diversified Small Cap Fund

Large Cap Core Fund

Special Small Cap Value Fund

Emerging Growth Fund

Large Cap Growth Fund

Specialized Technology Fund

Emerging Markets Equity Fund

Large Company Value Fund

Strategic Large Cap Growth Fund

Endeavor Select Fund†

Omega Growth Fund

Traditional Small Cap Growth Fund

Enterprise Fund†

Opportunity Fund†

Utility and Telecommunications Fund

Equity Value Fund

Precious Metals Fund

Bond Funds

Adjustable Rate Government Fund

Inflation-Protected Bond Fund

Short-Term Bond Fund

California Limited-Term Tax-Free Fund

Intermediate Tax/AMT-Free Fund

Short-Term High Yield Bond Fund

California Tax-Free Fund

International Bond Fund

Short-Term Municipal Bond Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Strategic Municipal Bond Fund

Government Securities Fund

Municipal Bond Fund

Total Return Bond Fund

High Income Fund

North Carolina Tax-Free Fund

Ultra Short-Term Income Fund

High Yield Bond Fund

Pennsylvania Tax-Free Fund

Ultra Short-Term Municipal Income Fund

Income Plus Fund

Short Duration Government Bond Fund

Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund

WealthBuilder Equity Portfolio†

Target 2020 Fund†

Conservative Allocation Fund

  WealthBuilder Growth Allocation
Portfolio†

Target 2025 Fund†

Diversified Capital Builder Fund

  WealthBuilder Growth Balanced
Portfolio†

Target 2030 Fund†

Diversified Income Builder Fund

  WealthBuilder Moderate Balanced
Portfolio†

Target 2035 Fund†

Growth Balanced Fund

  WealthBuilder Tactical Equity
Portfolio†

Target 2040 Fund†

Index Asset Allocation Fund

Target Today Fund†

Target 2045 Fund†

Moderate Balanced Fund

Target 2010 Fund†

Target 2050 Fund†

  WealthBuilder Conservative Allocation
Portfolio†

Target 2015 Fund†

Target 2055 Fund†

Money Market Funds

100% Treasury Money Market Fund

Money Market Fund

Prime Investment Money Market Fund

California Municipal Money Market Fund

Municipal Cash Management Money Market Fund

Treasury Plus Money Market Fund

Cash Investment Money Market Fund

Municipal Money Market Fund

Government Money Market Fund

National Tax-Free Money Market Fund

Heritage Money Market Fund†

Variable Trust Funds[1]

VT Discovery Fund†

VT Intrinsic Value Fund

VT Small Cap Growth Fund

VT Index Asset Allocation Fund

VT Omega Growth Fund

VT Small Cap Value Fund

VT International Equity Fund

VT Opportunity Fund†

VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.
The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells
Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM,
Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability
FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM,
Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage
WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones
Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo
Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025
FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow
Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells
Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050
FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage
Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells
Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund,
WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio,
Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and
VT Opportunity Fund, respectively.

Not part of
the annual report.

2

Wells Fargo Advantage Small Cap Value Fund

Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic
recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Value Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S.
economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The
closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to
BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed
economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the economic malaise has sapped consumer confidence, consumers—especially

Letter to Shareholders

Wells Fargo Advantage Small Cap Value Fund

3

more affluent ones—have demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core”
inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the
Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Federal Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the
Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2
helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of
2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

4

Wells Fargo Advantage Small Cap Value Fund

Letter to Shareholders

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the S&P 500
Index1 of large-cap stocks posted a total return of 8.1%. The
Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small Cap Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Erik C. Astheimer

(Effective
September 12, 2011)

I. Charles Rinaldi

Michael Schneider, CFA

(Effective September 12, 2011)

FUND INCEPTION

December 31, 1997

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

0.11%

  Russell 2000®
Value Index[1]

3.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.30% for Class A. The Fund’s gross and net expense ratios are 1.36% and
1.32%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
  The Russell 2000® Value Index measures the performance of those Russell
2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Small Cap Value Fund Class A shares for the most recent ten years with the
Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Small Cap Value Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2011.

■

  Weak stock selection within the health care, industrials, and financials sectors largely accounted for the Fund’s underperformance.

■

Precious metals stocks and energy holdings significantly aided relative results.

The 12-month period that ended October 31, 2011 was characterized by market volatility. Stocks rallied during the last months of 2010 on the back of a fresh round of quantitative easing by the Federal Reserve. The ensuing market enthusiasm lasted into the early months of 2011, only to end abruptly on concerns that ranged from possible sovereign debt defaults in Europe to the likelihood of an economic slowdown in the U.S. Despite the volatility, most stock indexes ended the period with modest overall gains.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31,
2011)

Randgold Resources Limited ADR

7.33%

InterOil Corporation

6.30%

Range Resources Corporation

3.33%

Chimera Investment Corporation

3.32%

Chicago Bridge & Iron Company NV

2.60%

McMoRan Exploration Company

2.34%

Trilogy Energy Corporation

2.06%

United Continental Holdings Incorporated

1.98%

Newpark Resources Incorporated

1.81%

Argo Group International Holdings Limited

1.59%

Holdings in the health care, industrials, financials, materials, and energy sectors drove the Fund’s performance for the 12-month period.

Certain health care holdings were hard hit by changes in government policy. The share price of Gentiva Health Services Incorporated, a leader in home nursing and hospice services, declined sharply on a higher-than-expected reimbursement rate cut proposed by the Centers for Medicare & Medicaid Services and subsequent concerns about the company’s ability to meet debt covenants. The considerable uncertainties with its business have pressured the stock, but we feel the valuation is cheap. The home health industry is highly fragmented, and we think companies like
Gentiva can grow and drive margin improvement through consolidation. The company should also continue to benefit from an aging population in need of its services.

Among industrials holdings, United
Continental Holdings Incorporated was a key detractor from performance. Concerns about the economy hit the airlines harder than other industries, but we maintain a positive outlook given that the airline industry, including United Continental
Holdings Incorporated, has aggressively reduced capacity, which has led to improved passenger loads and pricing. United Continental is in the process of integrating two separately operated airlines, which should result in cost savings and operating efficiencies.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small Cap Value Fund

7

Financials holdings also detracted from the Fund’s performance. The Fund’s approximate 18% weighting in the sector represents a significant underweight position relative to the benchmark. More importantly, the Fund’s risk exposure is different because it is invested mainly in real estate investment trusts (REITs) that own mortgage-backed securities—known as mortgage REITs—as opposed to the regional banks and brick-and-mortar REITs that comprise the benchmark. Mortgage REITs make money by borrowing at a lower rate and investing in securities that yield a higher rate.
Mortgage REITs as a group are providing dividend yields in the mid-teens, making them fairly attractive in the current environment, in which interest rates are near record lows.

SECTOR DISTRIBUTION[4] (AS OF OCTOBER 31,
2011)

In the materials sector, the Fund’s precious metals holdings performed well as gold prices rose. Even though gold mining stocks have generally trailed the performance of the metal itself, high-quality companies like the Fund’s largest holding, Randgold Resources Limited, and Royal Gold Incorporated outpaced the broader market. We feel Randgold
Resources represents an unparalleled combination of high-quality management, strong production growth, proven execution, and a rock-solid balance sheet. The company’s Tongon mine in Côte d’lvoire and Loulo mine in Mali appear to be performing well, and its Gounkoto mine near Loulo appears ahead of schedule. Royal Gold invests in mining projects and receives a share of the production, a model that should help insulate it from cost run-ups.

The Fund’s overweight position in
energy stocks also aided relative results. Several of the Fund’s holdings benefited from merger and acquisitions activity, including Global Industries Limited, Petrohawk Energy Corporation, and Pride International Incorporated. Key holdings like InterOil Corporation, however, underperformed. InterOil’s delay in reaching final investment decisions on announced projects led some investors to abandon the stock. We think the company is on track with its development plan, and we see significant potential upside price movement as it moves to monetizing its resources. In addition to reaching final investment decisions on its announced projects, InterOil may also sell its interest in certain fields and continue to develop other assets.

Even though we see further uncertainty ahead, we remain focused on our investment process.

On the one hand, the market is facing significant headwinds that include high unemployment, the European sovereign debt crisis, and slowing economic growth.
These issues are unlikely to be resolved any time soon. On the other hand, we believe that stock valuations are quite attractive, particularly in light of near-record-low interest rates, high corporate profitability, and massive cash hoards on corporate balance sheets. Given the lack of a clear direction, we believe macroeconomic events will likely dominate short-term market moves. In such a market, it’s futile in our estimation to attempt directional moves because the market shifts too quickly for anyone to be consistently right. Instead, we intend to stick to our investment process which we believe should provide ample opportunity to buy high-quality businesses that we hope will thrive over the long term.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Small Cap Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (SMVAX)

11/30/2000

(17.64
)

(5.64
)

2.05

9.87

(12.62
)

0.11

3.26

10.52

1.36
%

1.32
%

Class B (SMVBX)**

11/30/2000

(17.94
)

(5.63
)

2.12

9.94

(12.94
)

(0.63
)

2.49

9.94

2.11
%

2.07
%

Class C (SMVCX)

11/30/2000

(13.94
)

(1.62
)

2.49

9.70

(12.94
)

(0.62
)

2.49

9.70

2.11
%

2.07
%

Administrator Class (SMVDX)

07/30/2010

(12.49
)

0.32

3.50

10.63

1.20
%

1.12
%

Institutional Class (WFSVX)

07/31/2007

(12.44
)

0.52

3.68

10.82

0.93
%

0.93
%

Investor Class (SSMVX)

12/31/1997

(12.62
)

0.09

3.31

10.62

1.43
%

1.35
%

Russell 2000 Value Index

(13.94
)

3.54

(1.42
)

7.63

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not
include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions.
Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment
(relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the
Investor Class.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 1.10% for Administrator Class, 0.95% for Institutional Class and 1.33% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Small Cap Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
873.78

$
6.14

1.30
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.65

$
6.61

1.30
%

Class B

Actual

$
1,000.00

$
870.62

$
9.67

2.05
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.87

$
10.41

2.05
%

Class C

Actual

$
1,000.00

$
870.63

$
9.67

2.05
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.87

$
10.41

2.05
%

Administrator Class

Actual

$
1,000.00

$
875.07

$
5.20

1.10
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.66

$
5.60

1.10
%

Institutional Class

Actual

$
1,000.00

$
875.62

$
4.21

0.89
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.72

$
4.53

0.89
%

Investor Class

Actual

$
1,000.00

$
873.76

$
6.28

1.33
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.50

$
6.77

1.33
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 95.76%

Consumer Discretionary: 5.97%

Automobiles: 0.08%

Winnebago Industries Incorporated†

349,300

$
2,843,302

Diversified Consumer Services: 0.40%

Cambium Learning Group Incorporated†

1,354,600

4,470,180

Corinthian Colleges Incorporated†**(l)

5,293,600

10,110,776

Voyager Expanded Learning Corporation(a)(i)

1,649,100

2

14,580,958

Hotels, Restaurants & Leisure: 1.69%

Denny’s Corporation†

3,174,600

11,428,560

Scientific Games Corporation Class A†

2,301,000

19,995,690

The Wendy’s Company

5,887,800

29,792,268

61,216,518

Household Durables: 0.77%

Cavco Industries Incorporated†**(l)

390,000

17,561,700

KB Home Incorporated

784,800

5,470,056

Skyline Corporation**(l)

683,800

4,622,488

27,654,244

Internet & Catalog Retail: 0.07%

dELiA*s Incorporated†**(l)

1,870,800

2,619,120

Media: 0.56%

Discovery Communications Incorporated†

511,000

20,220,270

Multiline Retail: 0.23%

Saks Incorporated†

788,900

8,338,673

Specialty Retail: 2.17%

Collective Brands Incorporated†

2,344,600

34,254,606

Foot Locker Incorporated

188,100

4,111,866

GameStop Corporation Class A†

526,700

13,467,719

rue21 Incorporated†

344,300

9,172,152

Talbots Incorporated†

2,468,600

6,492,418

Vitamin Shoppe Incorporated†

286,600

10,807,686

78,306,447

Consumer Staples: 0.69%

Personal Products: 0.69%

Prestige Brands Holdings Incorporated†

2,342,400

24,782,592

Energy: 24.09%

Energy Equipment & Services: 8.64%

Ensco International plc ADR

167,300

8,308,118

Helix Energy Solutions Group Incorporated†

1,133,000

20,461,980

Helmerich & Payne Incorporated

851,700

45,293,406

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Small Cap Value Fund

11

Security Name

Shares

Value

Energy Equipment & Services (continued)

ION Geophysical Corporation†

6,575,800

$
50,107,596

Key Energy Services Incorporated†

2,549,700

32,967,621

Newpark Resources Incorporated†**(l)

7,303,600

65,221,148

Oceaneering International Incorporated

1,006,400

42,097,712

Parker Drilling Company†

2,191,400

12,118,442

PHI Incorporated (non-voting)†

825,600

18,220,992

PHI Incorporated (voting)†

128,192

2,948,416

Vantage Drilling Company†

3,548,800

4,826,368

Willbros Group Incorporated†

1,926,200

9,804,358

312,376,157

Oil, Gas & Consumable Fuels: 15.45%

Forest Oil Corporation†

984,100

11,474,606

InterOil Corporation†#**(l)

4,785,900

227,378,109

Lone Pine Resources Incorporated

602,746

4,538,677

McMoRan Exploration Company†

6,946,100

84,603,498

Newfield Exploration Company†

259,800

10,459,548

PetroQuest Energy Incorporated†

799,900

5,831,271

Pioneer Natural Resources Company

128,300

10,764,370

Plains Exploration & Product Company†

263,700

8,306,550

Range Resources Corporation

1,746,500

120,229,060

Trilogy Energy Corporation

2,189,000

74,580,828

558,166,517

Financials: 17.92%

Commercial Banks: 3.73%

Ameris Bancorp†

198,100

1,990,905

Associated Banc-Corporation

616,500

6,873,975

Bancorp Incorporated†

1,348,855

10,844,794

Center Financial Corporation†

1,521,000

9,992,970

CenterState Banks Incorporated

1,271,700

7,223,256

City National Corporation

427,200

18,121,824

First Horizon National Corporation

1,152,400

8,055,276

Hancock Holding Company

816,878

24,751,403

Iberiabank Corporation

423,500

21,903,420

Park Sterling Corporation†

996,600

3,836,910

Sandy Spring Bancorp Incorporated

356,700

6,067,467

SVB Financial Group†

281,400

12,927,516

Western Liberty Bancorp†**(l)

818,800

2,227,136

134,816,852

Diversified Financial Services: 0.35%

NBH Holdings Corporation†144A (a)

753,000

12,462,150

Insurance: 2.88%

Argo Group International Holdings Limited**(l)

1,907,100

57,575,349

Hilltop Holdings Incorporated†

1,864,100

14,689,108

Mercury General Corporation

459,400

19,892,020

OneBeacon Insurance Group Limited

793,000

12,069,460

104,225,937

12

Wells Fargo Advantage Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

REIT: 10.61%

Anworth Mortgage Asset Corporation

2,789,900

$
17,994,855

Armour Residential Incorporated

319,000

2,280,850

Capstead Mortgage Corporation

4,002,000

48,504,240

Chimera Investment Corporation

39,905,400

120,115,254

Crexus Investment Corporation**(l)

4,253,200

40,660,592

Hatteras Financial Corporation

1,072,400

27,560,680

Invesco Mortgage Capital Incorporated

2,658,800

41,955,864

MFA Mortgage Investments Incorporated

5,261,300

35,513,775

Redwood Trust Incorporated

1,807,400

21,001,988

Sun Communities Incorporated

732,981

27,911,916

383,500,014

Thrifts & Mortgage Finance: 0.35%

First Niagara Financial Group Incorporated

861,300

7,915,347

Northwest Bancshares Incorporated

376,800

4,698,696

12,614,043

Health Care: 6.61%

Health Care Equipment & Supplies: 3.97%

Gen-Probe Incorporated†#

304,100

18,276,410

Hill-Rom Holdings Incorporated

255,300

8,595,951

Hologic Incorporated†

880,500

14,193,660

Invacare Corporation

199,100

4,469,795

Orasure Technologies Incorporated†**(l)

5,712,000

53,064,480

Symmetry Medical Incorporated†

1,092,700

9,932,643

Thoratec Corporation†

582,100

21,252,471

Varian Medical Systems Incorporated†

233,600

13,716,992

143,502,402

Health Care Providers & Services: 1.18%

Amedisys Incorporated†

1,108,500

14,554,605

Community Health Systems Incorporated†

408,500

7,140,580

Cross Country Healthcare Incorporated†**(l)

2,091,800

10,459,000

Gentiva Health Services Incorporated†**(l)

1,745,200

7,225,128

Healthways Incorporated†

443,000

3,171,880

42,551,193

Health Care Technology: 0.28%

Medidata Solutions Incorporated†

561,200

10,090,376

Life Sciences Tools & Services: 1.18%

Accelrys Incorporated†

1,705,800

11,309,454

Nordion Incorporated

1,454,300

12,841,469

Parexel International Corporation†

844,000

18,593,320

42,744,243

Industrials: 13.30%

Airlines: 4.45%

Alaska Air Group Incorporated†#

606,100

40,323,833

Delta Air Lines Incorporated†

4,702,900

40,068,708

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Small Cap Value Fund

13

Security Name

Shares

Value

Airlines (continued)

Lan Airlines SA ADR

349,600

$
8,764,472

United Continental Holdings Incorporated†

3,703,700

71,555,484

160,712,497

Commercial Services & Supplies: 4.75%

ABM Industries Incorporated

1,902,500

38,468,550

ACCO Brands Corporation†**(l)

2,902,200

19,938,114

GEO Group Incorporated

2,566,300

46,783,649

Healthcare Services Group

1,168,000

20,264,800

Hill International Incorporated†**(l)

2,522,700

14,127,120

Kforce Incorporated†

515,600

6,579,056

RSC Holdings Incorporated†

1,452,700

14,178,352

Verisk Analytics Incorporated Class A†

324,500

11,406,175

171,745,816

Construction & Engineering: 2.93%

Chicago Bridge & Iron Company NV

2,569,800

94,003,284

Primoris Services Corporation

892,900

11,625,558

105,628,842

Electrical Equipment: 0.81%

GrafTech International Limited†

1,859,000

29,204,890

Road & Rail: 0.12%

Covenant Transport Incorporated Class A†**(l)

1,374,000

4,410,540

Trading Companies & Distributors: 0.24%

Applied Industrial Technologies Incorporated

260,300

8,751,286

Information Technology: 8.94%

Communications Equipment: 2.19%

Brocade Communications Systems Incorporated†

4,296,400

18,818,232

China GrenTech Corporation Limited ADR†**(l)

2,164,800

5,087,280

Harmonic Incorporated†

3,003,800

16,520,900

InterDigital Incorporated#

513,200

22,298,540

MRV Communications Incorporated**(l) †

12,881,144

16,487,864

79,212,816

Computers & Peripherals: 1.99%

Cray Incorporated†**(l)

4,114,100

26,042,253

Intermec Incorporated†**(l)

3,381,300

27,287,091

Quantum Corporation†

7,143,000

18,643,230

71,972,574

Electronic Equipment, Instruments & Components: 4.33%

Checkpoint Systems Incorporated†

793,500

10,513,875

Cognex Corporation

851,500

28,857,335

Coherent Incorporated†

963,000

49,084,110

Itron Incorporated†

240,200

8,836,958

14

Wells Fargo Advantage Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Electronic Equipment, Instruments & Components (continued)

OSI Systems Incorporated†

922,200

$
40,853,460

Power One Incorporated†

3,714,600

18,387,270

156,533,008

Internet Software & Services: 0.25%

Monster Worldwide Incorporated†

979,100

9,037,093

Office Electronics: 0.18%

Zebra Technologies Corporation†

174,600

6,240,204

Materials: 17.36%

Chemicals: 0.57%

Calgon Carbon Corporation†

1,281,500

20,439,925

Containers & Packaging: 0.61%

Intertape Polymer Group Incorporated†**(l)

7,540,224

21,900,581

Metals & Mining: 15.82%

Agnico-Eagle Mines Limited#

786,200

34,113,218

Carpenter Technology Corporation#

927,400

52,602,128

Eldorado Gold Corporation

1,333,100

25,155,597

Great Basin Gold Limited†

4,934,500

7,056,335

Harry Winston Diamond Corporation†

574,200

6,999,498

Jaguar Mining Incorporated†**(l)

4,288,800

22,301,760

Petaquilla Minerals Limited†

2,199,600

1,625,504

Randgold Resources Limited ADR#

2,417,300

264,863,561

Royal Gold Incorporated

705,800

50,521,164

Sandstorm Gold Limited†(i)

12,409,548

15,811,513

Silver Standard Resources Incorporated†

903,700

17,703,483

Steel Dynamics Incorporated

2,352,000

29,376,480

United States Steel Corporation

479,800

12,167,728

Webco Industries Incorporated†**(l)(a)(i)

89,457

10,734,840

Yamana Gold Incorporated

1,375,200

20,586,744

571,619,553

Paper & Forest Products: 0.36%

Wausau Paper Corporation

1,755,100

13,163,250

Telecommunication Services: 0.88%

Diversified Telecommunication Services: 0.88%

Cincinnati Bell Incorporated†**(l)

9,896,900

31,868,019

Total Common Stocks (Cost $2,928,793,143)

3,460,052,902

Investment Companies: 1.46%

Market Vectors Gold Miners ETF

662,420

38,970,169

SPDR KBW Regional Banking ETF

584,100

13,702,986

Total Investment Companies (Cost $35,458,545)

52,673,155

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Small Cap Value Fund

15

Security Name

Expiration Date

Shares

Value

Warrants: 0.01%

Financials: 0.00%

REIT: 0.00%

Armour Residential Incorporated(a)†

11/07/2011

314,556

$
5,945

Materials: 0.01%

Metals & Mining: 0.01%

Sandstorm Gold Limited(i)†

10/19/2015

470,263

283,078

Total Warrants (Cost $0)

289,023

Yield

Short-Term Investments: 3.31%

Investment Companies: 3.31%

Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)

0.07
%

119,684,770

119,684,770

Total Short-Term Investments (Cost $119,684,770)

119,684,770

Total Investments in Securities

(Cost $3,083,936,458)*

100.54
%

3,632,699,850

Other Assets and Liabilities, Net

(0.54
)

(19,362,401
)

Total Net Assets

100.00
%

$
3,613,337,449

†	Non-income earning security.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate. The total cost of affiliated investments is $964,044,106.

(u)	Rate shown is the 7-day annualized yield at period end.

**	Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

*	Cost for federal income tax purposes is $3,107,119,804 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,067,608,433
Gross unrealized depreciation	(542,028,387)

Net unrealized appreciation	$525,580,046

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Value Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities, at value	$2,814,104,592
In affiliated securities, at value	818,595,258

Total investments, at value (see cost below)	3,632,699,850
Foreign currency, at value (see cost below)	477,033
Receivable for investments sold	26,470,185
Receivable for Fund shares sold	4,399,987
Receivable for dividends	841,477
Prepaid expenses and other assets	116,327

Total assets	3,665,004,859

Liabilities
Payable for investments purchased	5,612,043
Payable for Fund shares redeemed	41,568,259
Written options, at value	908,249
Advisory fee payable	2,090,156
Distribution fees payable	62,868
Due to other related parties	761,353
Accrued expenses and other liabilities	664,482

Total liabilities	51,667,410

Total net assets	$3,613,337,449

NET ASSETS CONSIST OF
Paid-in capital	$3,080,191,720
Undistributed net investment income	21,163,445
Accumulated net realized losses on investments	(37,296,168)
Net unrealized gains on investments	549,278,452

Total net assets	$3,613,337,449

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$596,740,643
Shares outstanding – Class A	20,185,948
Net asset value per share – Class A	$29.56
Maximum offering price per share – Class A2	$31.36
Net assets – Class B	$3,928,064
Shares outstanding – Class B	146,284
Net asset value per share – Class B	$26.85
Net assets – Class C	$100,031,707
Shares outstanding – Class C	3,716,030
Net asset value per share – Class C	$26.92
Net assets – Administrator Class	$390,265,578
Shares outstanding – Administrator Class	12,958,463
Net asset value per share – Administrator Class	$30.12
Net assets – Institutional Class	$1,073,942,912
Shares outstanding – Institutional Class	35,554,262
Net asset value per share – Institutional Class	$30.21
Net assets – Investor Class	$1,448,428,545
Shares outstanding – Investor Class	48,218,280
Net asset value per share – Investor Class	$30.04

Total investments, at cost	$3,083,936,458

Foreign currency, at cost	$471,265

Premiums received on written options	$1,417,710

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Small Cap Value Fund	17

Investment income
Dividends*	$70,179,496
Income from affiliated securities	4,174,511

Total investment income	74,354,007

Expenses
Advisory fee	30,196,541
Administration fees
Fund level	2,040,824
Class A	1,789,531
Class B	33,706
Class C	282,438
Administrator Class	293,066
Institutional Class	902,320
Investor Class	6,107,668
Shareholder servicing fees
Class A	1,697,598
Class B	32,122
Class C	271,576
Administrator Class	709,308
Investor Class	4,573,625
Distribution fees
Class B	97,227
Class C	814,727
Custody and accounting fees	224,021
Professional fees	61,641
Registration fees	64,999
Shareholder report expenses	345,473
Trustees’ fees and expenses	10,578
Other fees and expenses	80,818

Total expenses	50,629,807
Less: Fee waivers and/or expense reimbursements	(1,319,199)

Net expenses	49,310,608

Net investment income	25,043,399

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	269,354,278
Affiliated securities	12,937,993
Written options	1,166,513

Net realized gains on investments	283,458,784

Net change in unrealized gains (losses) on:
Unaffiliated securities	(207,763,588)
Affiliated securities	(78,593,241)
Written options	715,110

Net change in unrealized gains (losses) on investments	(285,641,719)

Net realized and unrealized gains (losses) on investments	(2,182,935)

Net increase in net assets resulting from operations	$22,860,464

* Net of foreign dividend withholding taxes of	$445,086

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010

Operations
Net investment income		$25,043,399		$32,353,442
Net realized gains on investments		283,458,784		123,590,495
Net change in unrealized gains (losses) on investments		(285,641,719)		671,127,923

Net increase in net assets resulting from operations		22,860,464		827,071,860

Distributions to shareholders from
Net investment income
Class A		(4,396,556)		(2,300,935)
Class C		(83,480)		0
Administrator Class		(531,686)		0 [1]
Institutional Class		(13,357,649)		(8,020,614)
Investor Class		(11,250,575)		(8,550,957)

Total distributions to shareholders		(29,619,946)		(18,872,506)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	6,031,389	189,722,518	7,352,697	205,305,892
Class B	13,202	382,401	16,458	408,266
Class C	754,421	21,856,158	810,271	20,900,709
Administrator Class	16,211,924	524,406,670	293,096 [1]	8,751,407 [1]
Institutional Class	15,357,371	489,770,336	11,306,842	320,492,637
Investor Class	8,243,936	263,453,483	14,625,960	414,414,308

		1,489,591,566		970,273,219

Reinvestment of distributions
Class A	135,471	4,274,123	86,806	2,251,740
Class C	2,516	72,756	0	0
Administrator Class	13,805	442,990	0 [1]	0 [1]
Institutional Class	403,997	12,976,398	300,086	7,916,268
Investor Class	345,521	11,080,846	319,963	8,431,013

		28,847,113		18,599,021

Payment for shares redeemed
Class A	(7,704,835)	(238,688,260)	(4,525,953)	(123,963,621)
Class B	(1,215,166)	(34,908,725)	(838,314)	(21,019,777)
Class C	(644,161)	(18,099,250)	(513,039)	(12,870,302)
Administrator Class	(3,558,857)	(109,400,083)	(1,505)[1]	(45,492)[1]
Institutional Class	(22,385,193)	(723,539,192)	(4,882,349)	(136,197,206)
Investor Class	(25,609,396)	(809,831,832)	(14,008,359)	(389,717,612)

		(1,934,467,342)		(683,814,010)

Net increase (decrease) in net assets resulting from capital share transactions		(416,028,663)		305,058,230

Total increase (decrease) in net assets		(422,788,145)		1,113,257,584

Net assets
Beginning of period		4,036,125,594		2,922,868,010

End of period		$3,613,337,449		$4,036,125,594

Undistributed net investment income		$21,163,445		$29,040,983

1.	Class commenced operation on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010	2009	2008	2007
Net asset value, beginning of period	$29.71	$23.32	$18.22	$36.28	$32.63
Net investment income (loss)	0.16	0.22 [1]	0.15 [1]	(0.02)[1]	(0.15)[1]
Net realized and unrealized gains (losses) on investments	(0.11)	6.29	4.95	(13.25)	6.76

Total from investment operations	0.05	6.51	5.10	(13.27)	6.61
Distributions to shareholders from
Net investment income	(0.20)	(0.12)	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	0.00	(4.78)	(2.96)

Total distributions to shareholders	(0.20)	(0.12)	0.00	(4.79)	(2.96)
Net asset value, end of period	$29.56	$29.71	$23.32	$18.22	$36.28
Total return[2]	0.11%	28.01%	27.99%	(41.27)%	21.87%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.38%	1.44%	1.44%	1.44%
Net expenses	1.30%	1.37%	1.44%	1.44%	1.44%
Net investment income (loss)	0.50%	0.79%	0.79%	(0.08)%	(0.45)%
Supplemental data
Portfolio turnover rate	17%	21%	27%	27%	48%
Net assets, end of period (000’s omitted)	$596,741	$645,371	$438,744	$382,412	$715,334

1.	Calculated based upon average shares outstanding.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class B	2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.02	$21.28	$16.75	$33.98	$30.96
Net investment income (loss)	(0.16)[1]	0.00 [1]	0.01 [1]	(0.22)[1]	(0.38)[1]
Net realized and unrealized gains (losses) on investments	(0.01)	5.74	4.52	(12.23)	6.36

Total from investment operations	(0.17)	5.74	4.53	(12.45)	5.98
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(4.78)	(2.96)

Total distributions to shareholders	0.00	0.00	0.00	(4.78)	(2.96)
Net asset value, end of period	$26.85	$27.02	$21.28	$16.75	$33.98
Total return[2]	(0.63)%	26.97%	27.04%	(41.68)%	20.94%
Ratios to average net assets (annualized)
Gross expenses	2.06%	2.13%	2.19%	2.19%	2.19%
Net expenses	2.04%	2.13%	2.19%	2.19%	2.19%
Net investment income (loss)	(0.57)%	0.00%	0.03%	(0.87)%	(1.20)%
Supplemental data
Portfolio turnover rate	17%	21%	27%	27%	48%
Net assets, end of period (000’s omitted)	$3,928	$36,436	$46,175	$53,515	$123,492

1.	Calculated based upon average shares outstanding.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010	2009	2008	2007
Net asset value, beginning of period	$27.11	$21.34	$16.80	$34.07	$31.03
Net investment income (loss)	(0.07)[1]	0.01 [1]	0.01 [1]	(0.22)[1]	(0.38)[1]
Net realized and unrealized gains (losses) on investments	(0.10)	5.76	4.53	(12.27)	6.38

Total from investment operations	(0.17)	5.77	4.54	(12.49)	6.00
Distributions to shareholders from
Net investment income	(0.02)	0.00	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	(4.78)	(2.96)

Total distributions to shareholders	(0.02)	(0.00)	0.00	(4.78)	(2.96)
Net asset value, end of period	$26.92	$27.11	$21.34	$16.80	$34.07
Total return[2]	(0.62)%	27.04%	27.02%	(41.69)%	20.96%
Ratios to average net assets (annualized)
Gross expenses	2.07%	2.13%	2.19%	2.19%	2.19%
Net expenses	2.05%	2.12%	2.19%	2.19%	2.19%
Net investment income (loss)	(0.24)%	0.04%	0.03%	(0.85)%	(1.20)%
Supplemental data
Portfolio turnover rate	17%	21%	27%	27%	48%
Net assets, end of period (000’s omitted)	$100,032	$97,675	$70,558	$69,952	$146,997

1.	Calculated based upon average shares outstanding.

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$30.32	$28.12
Net investment income	0.29 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	(0.17)	2.15

Total from investment operations	0.12	2.20
Distributions to shareholders from
Net investment income	(0.32)	0.00
Net asset value, end of period	$30.12	$30.32
Total return[3]	0.32%	7.82%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.28%
Net expenses	1.10%	1.10%
Net investment income	0.91%	0.79%
Supplemental data
Portfolio turnover rate	17%	21%
Net assets, end of period (000’s omitted)	$390,266	$8,841

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$30.33	$23.80	$18.50	$36.77	$34.30
Net investment income	0.31	0.34 [2]	0.25 [2]	0.13 [2]	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.12)	6.42	5.05	(13.45)	2.46

Total from investment operations	0.19	6.76	5.30	(13.32)	2.47
Distributions to shareholders from
Net investment income	(0.31)	(0.23)	0.00	(0.17)	0.00
Net realized gains	0.00	0.00	0.00	(4.78)	0.00

Total distributions to shareholders	(0.31)	(0.23)	0.00	(4.95)	0.00
Net asset value, end of period	$30.21	$30.33	$23.80	$18.50	$36.77
Total return[3]	0.52%	28.53%	28.65%	(40.96)%	7.20%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.94%	1.00%	0.99%	0.97%
Net expenses	0.89%	0.93%	0.95%	0.95%	0.94%
Net investment income	0.97%	1.23%	1.24%	0.49%	0.13%
Supplemental data
Portfolio turnover rate	17%	21%	27%	27%	48%
Net assets, end of period (000’s omitted)	$1,073,943	$1,279,201	$843,753	$340,878	$8,707

1.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

2.	Calculated based upon average shares outstanding.

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Investor Class	2011	2010	2009	2008[1]	2007[1]
Net asset value, beginning of period	$30.18	$23.70	$18.50	$36.73	$32.98
Net investment income (loss)	0.14 [2]	0.22 [2]	0.17 [2]	(0.01)[2]	(0.13)[2]
Net realized and unrealized gains (losses) on investments	(0.10)	6.39	5.03	(13.43)	6.84

Total from investment operations	0.04	6.61	5.20	(13.44)	6.71
Distributions to shareholders from
Net investment income	(0.18)	(0.13)	0.00	(0.01)	0.00
Net realized gains	0.00	0.00	0.00	(4.78)	(2.96)

Total distributions to shareholders	(0.18)	(0.13)	0.00	(4.79)	(2.96)
Net asset value, end of period	$30.04	$30.18	$23.70	$18.50	$36.73
Total return	0.09%	27.99%	28.11%	(41.20)%	21.95%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.47%	1.55%	1.57%	1.61%
Net expenses	1.33%	1.35%	1.36%	1.36%	1.36%
Net investment income (loss)	0.45%	0.80%	0.88%	(0.02)%	(0.37)%
Supplemental data
Portfolio turnover rate	17%	21%	27%	27%	48%
Net assets, end of period (000’s omitted)	$1,448,429	$1,968,601	$1,523,637	$1,461,833	$3,183,124

1.	Effective June 20, 2008, Class Z was renamed Investor Class.

2.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

26	Wells Fargo Advantage Small Cap Value Fund	Notes to Financial Statements

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities and redemptions in-kind. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments	Paid-in Capital
$(3,300,991)	$(206,888,807)	$210,189,798

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

Notes to Financial Statements	Wells Fargo Advantage Small Cap Value Fund	27

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$3,436,855,910	$10,734,842	$12,462,150	$3,460,052,902
Investment companies	52,673,155	0	0	52,673,155
Warrants	0	289,023	0	289,023
Short-term investments
Investment companies	119,684,770	0	0	119,684,770
	$3,609,213,835	$11,023,865	$12,462,150	$3,632,699,850

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

As of October 31, 2011, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Written options	$0	$(908,249)	$0	$(908,249)

28	Wells Fargo Advantage Small Cap Value Fund	Notes to Financial Statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common stocks
Balance as of October 31, 2010	$15,403,700
Accrued discounts (premiums)	0
Realized gains (losses)	603,758
Change in unrealized gains (losses)	3,127,476
Purchases	5,907,695
Sales	(1,845,639)
Transfers into Level 3	0
Transfers out of Level 3	(10,734,840)
Balance as of October 31, 2011	$12,462,150
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$(2,221,350)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated (“Wells Capital Management”), an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage Small Cap Value Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $55,029 from the sale of Class A shares and $10,688, $598 and $10,419 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $904,198,174 and $664,004,588, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliate company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of the transactions with affiliates for the year ended October 31, 2011 was as follows:

	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Income from Affiliated Securities	Value, End of Period
ACCO Brands Corporation	$18,924,248	$2,321,008	$3,508,661	$0	$19,938,114
Argo Group International Holdings Limited	63,323,126	9,556,638	20,399	875,940	57,575,349
Cavco Industries Incorporated	11,014,715	4,227,302	2,876,132	0	17,561,700
China GrenTech Corporation Limited ADR	4,899,655	2,337,103	687,856	0	5,087,280
Cincinnati Bell Incorporated	23,207,380	4,684,658	3,993,811	0	31,868,019
Corinthian Colleges Incorporated	7,476,606	19,948,108	3,873,820	0	10,110,776
Covenant Transport Incorporated Class A	9,044,592	2,328,477	1,336,636	0	4,410,540
Cray Incorporated	23,235,290	4,621,880	3,012,960	0	26,042,253
Crexus Investment Corporation	6,012,545	44,120,483	727,958	2,550,210	40,660,592
Cross Country Healthcare Incorporated	18,158,750	816,396	3,519,233	0	10,459,000
dELiA*s Incorporated	3,141,499	257,585	348,570	0	2,619,120
Gentiva Health Services Incorporated	28,452,816	13,365,932	3,920,096	0	7,225,128
Hill International Incorporated	13,768,143	1,335,512	1,796,207	0	14,127,120
Intermec Incorporated	40,180,850	4,959,767	5,828,679	0	27,287,091
InterOil Corporation	297,909,654	65,717,152	35,628,947	0	227,378,109
Intertape Polymer Group Incorporated	8,509,139	176,657	981,267	0	21,900,581
Jaguar Mining Incorporated	0	31,283,454	2,578,452	0	22,301,760
MRV Communications Incorporated	19,046,352	630,246	3,389,866	0	16,487,864
Newpark Resources Incorporated	45,957,492	2,282,201	5,565,833	0	65,221,148
Orasure Technologies Incorporated	23,084,633	4,382,463	3,403,007	0	53,064,480
Skyline Corporation	11,364,842	1,911,792	1,696,191	344,601	4,622,488
Webco Industries Incorporated	6,461,000	25,055	933,156	0	10,734,840
Western Liberty Bancorp	6,399,617	14,910	574,687	0	2,227,136

30	Wells Fargo Advantage Small Cap Value Fund	Notes to Financial Statements

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into written options for economic hedging purposes.

During the year ended October 31, 2011, the Fund had written call option activities as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2010	6,100	$1,244,421
Options written	65,730	16,863,273
Options expired	(3,300)	(400,493)
Options closed	(64,183)	(16,078,154)
Options exercised	(747)	(211,337)

Options outstanding at October 31, 2011	3,600	$1,417,710

Open call options written at October 31, 2011 were as follows for the Fund:

Expiration Date	Issuer Name	Number of Contracts	Strike Price	Market Value	Premiums Received
November 2011	Agnico-Eagle Mines Limited	50	$45.00	$5,250	$9,150
November 2011	Carpenter Technology Corporation	50	50.00	35,000	13,192
November 2011	Carpenter Technology Corporation	50	55.00	25,250	7,850
November 2011	Gen-Probe Incorporated	50	60.00	12,650	8,600
November 2011	Gen-Probe Incorporated	100	55.00	73,400	35,399
November 2011	InterDigital Incorporated	200	60.00	7,000	83,398
November 2011	InterDigital Incorporated	100	52.50	10,000	64,699
November 2011	InterDigital Incorporated	300	55.00	21,000	164,097
November 2011	InterDigital Incorporated	250	47.50	45,000	161,197
November 2011	InterDigital Incorporated	300	50.00	36,000	155,297
November 2011	InterDigital Incorporated	200	57.50	12,000	101,398
November 2011	InterOil Corporation	100	45.00	48,500	38,581
December 2011	Alaska Air Group Incorporated	100	65.00	45,000	50,699
December 2011	Carpenter Technology Corporation	50	55.00	29,750	13,850
December 2011	Carpenter Technology Corporation	50	60.00	11,750	6,100
December 2011	InterDigital Incorporated	200	44.00	102,000	122,398
December 2011	InterOil Corporation	50	67.50	3,800	16,046
December 2011	InterOil Corporation	650	60.00	146,250	149,474
December 2011	InterOil Corporation	250	55.00	80,750	73,249
December 2011	InterOil Corporation	100	52.50	44,000	34,499
December 2011	InterOil Corporation	200	62.50	37,199	37,199
December 2011	Randgold Resources Limited ADR	150	115.00	57,000	55,049
January 2012	InterOil Corporation	50	60.00	19,700	16,289

The Fund had written options with total premiums received that averaged $1,164,162 during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

Notes to Financial Statements	Wells Fargo Advantage Small Cap Value Fund	31

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $10,277 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $29,619,946 and $18,872,506 of ordinary income for the years ended October 31, 2011 and October 31, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains (Losses)
$21,213,353	$9,141,740	$502,790,636

10. REDEMPTION IN-KIND

After the close of business on December 31, 2010, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $416,949,955 and cash in the amount of $35,024,319. The Fund recognized gains in the amount of $218,363,062 which are reflected on the Statement of Operations. The redemption in-kind represented 10.20% of the Fund.

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

32	Wells Fargo Advantage Small Cap Value Fund	Notes to Financial Statements

13. SUBSEQUENT DISTRIBUTIONS

On December 9, 2011, the Fund declared distributions from long-term capital gains to shareholders of record on December 8, 2011. The per share amounts payable on December 12, 2011 were as follows:

Long-term Capital Gains
Class A	$0.15119
Class B	0.15119
Class C	0.15119
Administrator Class	0.15119
Institutional Class	0.15119
Investor Class	0.15119

These distributions are not reflected in the accompanying financial statements.

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record on December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.11961
Class B	0.00000
Class C	0.00000
Administrator Class	0.21250
Institutional Class	0.26006
Investor Class	0.09056

These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Small Cap Value Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Value Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

34	Wells Fargo Advantage Small Cap Value Fund	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 68.45% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $21,671,746 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $122,227 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage Small Cap Value Fund	35

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

36	Wells Fargo Advantage Small Cap Value Fund	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Small Cap Value Fund	37

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206332 12-11 A244/AR244 10-11

Wells Fargo Advantage

Small/Mid Cap Value Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic
recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Value Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S.
economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The
closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to
BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed
economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the

Letter to Shareholders

Wells Fargo Advantage Small/Mid Cap Value Fund

3

economic malaise has sapped consumer confidence, consumers—especially more affluent ones—have demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep
rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core” inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the
Federal Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of 2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

The unsettling headlines from the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of
2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the

S&P 500 Index1 of large-cap stocks posted a total return of 8.1%. The Russell

1.
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The unsettling headlines from the
U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

4

Wells Fargo Advantage Small/Mid Cap Value Fund

Letter to Shareholders

Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small/Mid Cap Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Erik C. Astheimer

I. Charles
Rinaldi

Michael Schneider, CFA

FUND INCEPTION

March 28, 2002

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

2.76%

  Russell 2500TM
Value Index[1]

4.49%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.40% for Class A. The Fund’s gross and net expense ratios are 1.39% and
1.39%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Small/Mid Cap Value Fund Class A shares for the life of the Fund with the
Russell 2500TM Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Small/Mid Cap Value Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

  The Fund underperformed its benchmark, the Russell 2500™ Value Index, for the 12-month period that ended October 31, 2011.

■

  Weak stock selection within the information technology (IT) and financials sectors largely accounted for the Fund’s underperformance.

■

Holdings within the health care and materials sectors performed well and contributed to relative results.

Equity market performance was heavily influenced by macroeconomic conditions.

The 12-month period that ended October 31, 2011, was characterized by market volatility. Stocks rallied during the last months of 2010 on the back of a fresh round of quantitative easing by the Federal Reserve. The ensuing enthusiasm lasted into the early months of 2011, only to end abruptly on concerns that ranged from possible sovereign debt defaults in Europe to the likelihood of an economic slowdown in the U.S. Despite the volatility, most stock indexes ended the period with modest overall gains.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)

Randgold Resources Limited ADR

6.88%

InterOil Corporation

4.40%

Chimera Investment Corporation

3.03%

Trilogy Energy Corporation

2.44%

Range Resources Corporation

2.35%

McMoRan Exploration Company

2.16%

Primoris Services Corporation

2.15%

OraSure Technologies Incorporated

1.83%

Hill International Incorporated

1.65%

Newpark Resources Incorporated

1.60%

Holdings in the IT, financials, health care, and materials sectors drove the Fund’s performance for the period.

After a strong showing in 2009 and most of 2010, IT stocks weakened during the period. The Fund’s holdings were particularly weak, mostly due to company-specific issues. Investors sold off shares of Sandvine Corporation, the Fund’s largest IT position, after the network management solution company reported weaker-than-expected earnings. We believe that Sandvine is well positioned because it provides solutions that are critical to the efficient use of networks. The share price of Power-One Incorporated, a key vendor of inverters for solar installations, declined on negative industry fundamentals, specifically the reduction of solar subsidies in European markets. We believe that Power-One’s current valuation has fully priced in the less-favorable pricing environment. Moreover, the company continues to generate strong cash flow and has a solid balance sheet with almost $200 million in cash.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Small/Mid Cap Value Fund

7

Financials holdings were modest detractors. The Fund holds an underweight position in the sector relative to the benchmark index. More importantly, the Fund’s risk exposure is different from the benchmark index because it is invested mainly in real estate investment trusts (REITs) that own mortgage-backed securities—known as mortgage
REITs—as opposed to the regional banks and brick-and-mortar REITs. We remain optimistic on key holdings such as Chimera Investment Corporation, a mortgage REIT that primarily invests in nonagency mortgages. We believe that Chimera is appropriately conservative in the way it runs its portfolio. Moreover, while Chimera’s dividend for its latest quarter was below expectations due to the time it took the company to put some additional capital to work, we think the dividend will rebound. Longer term, we believe the government will likely continue to reduce its involvement in the mortgage market, making nonagency REITs like Chimera attractive.

  SECTOR
DISTRIBUTION[4]   (AS OF OCTOBER 31,
2011)

On the positive side, health care was a key contributor during the period, largely because of OraSure
Technologies Incorporated. The medical diagnostic products company continues to work toward approval of an over-the-counter HIV test kit. The company is also developing a Hepatitis C or HCV test kit, to reach a market that is approximately five times larger than the market for HIV tests. Merge Healthcare Incorporated was another strong performer. The company makes products to display, archive, retrieve, and manipulate medical images. We believe the general trend toward web-based and mobile access to information, in addition to government initiatives dictating interoperability and promoting increased health information transfer, should benefit its business. The company has a single product installed in most locations; so we believe there may be significant cross-selling opportunities for products such as those from the newly acquired Ophthalmic Imaging Systems unit.

In the materials sector, the Fund’s
precious metals holdings performed well as gold prices rose. Even though gold mining stocks have generally trailed the performance of the metal itself, high-quality companies like top holding Randgold Resources Limited, the Fund’s largest holding outpaced the broader market. We feel Randgold Resources represents an unparalleled combination of high-quality management, strong production growth, proven execution, and a rock-solid balance sheet. The company’s Tongon mine in
Côte d’lvoire and Loulo mine in Mali appear to be performing well, and we understand Gounkoto mine near Loulo is ahead of schedule.

Even though we see further uncertainty ahead, we remain focused on our investment process.

On the one hand, the market is facing significant headwinds that include high unemployment, the European sovereign debt crisis, and slowing economic growth. These issues are unlikely to be resolved any time soon. On the other hand, we believe that stock valuations are quite attractive, particularly in light of near-record-low interest rates, high corporate profitability, and massive cash reserves on corporate balance sheets. Given the lack of a clear direction, we believe macroeconomic events will likely dominate short-term market moves. In such a market, it’s futile in our estimation to attempt directional moves because the market shifts too quickly for anyone to be consistently right.
Instead, we intend to stick to our investment process, which we believe should provide ample opportunity to buy high-quality businesses that we hope will thrive over the long term.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Small/Mid Cap Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

Life of Fund

6 Months*

1 Year

5 Year

Life of Fund

Gross

Net[7]

Class A (WFVAX)

07/31/2007

(17.13
)

(3.12
)

(0.62
)

5.82

(12.09
)

2.76

0.57

6.48

1.39%

1.39%

Class C (WFCVX)

07/31/2007

(13.44
)

1.05

(0.14
)

5.89

(12.44
)

2.05

(0.14
)

5.89

2.14%

2.14%

Administrator Class (WWMDX)

04/08/2005

(11.94
)

3.13

0.85

6.70

1.23%

1.16%

Institutional Class (WWMSX)

08/31/2006

(11.89
)

3.28

1.04

6.81

0.96%

0.96%

Investor Class (SMMVX)

03/28/2002

(12.10
)

2.73

0.50

6.43

1.46%

1.46%

Russell 2500 Value Index

(13.45
)

4.49

(0.01
)

6.42

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site
– www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A
shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class,
Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund
values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class A and the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor
Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through February 29, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class and 1.47% for Investor Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Small/Mid Cap Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
879.06

$
6.63

1.40
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.15

$
7.12

1.40
%

Class C

Actual

$
1,000.00

$
875.61

$
10.16

2.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.37

$
10.92

2.15
%

Administrator Class

Actual

$
1,000.00

$
880.62

$
5.45

1.15
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.41

$
5.85

1.15
%

Institutional Class

Actual

$
1,000.00

$
881.11

$
4.50

0.95
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.42

$
4.84

0.95
%

Investor Class

Actual

$
1,000.00

$
878.97

$
6.96

1.47
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,017.80

$
7.48

1.47
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Small/Mid Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 96.76%

Consumer Discretionary: 7.64%

Auto Components: 0.93%

Gentex Corporation

71,600

$
2,156,592

Automobiles: 0.07%

Winnebago Industries Incorporated†

20,100

163,614

Hotels, Restaurants & Leisure: 1.00%

Century Casinos Incorporated†

777,800

1,983,390

Empire Resorts Incorporated†

521,400

344,124

2,327,514

Household Durables: 1.36%

Cavco Industries Incorporated†

70,385

3,169,437

Leisure Equipment & Products: 0.83%

Black Diamond Incorporated†

224,283

1,935,562

Media: 3.01%

Entravision Communications Corporation Class A†

670,300

1,105,995

Interpublic Group of Companies Incorporated

171,000

1,621,080

Outdoor Channel Holdings Incorporated

173,600

1,296,792

Regal Entertainment Group Class A

127,105

1,835,396

Scripps Networks Interactive Incorporated

26,600

1,129,968

6,989,231

Specialty Retail: 0.44%

Bakers Footwear Group Incorporated†(l)**

509,735

402,691

Vitamin Shoppe Incorporated†

16,225

611,845

1,014,536

Consumer Staples: 0.77%

Household Products: 0.77%

WD-40 Company

40,850

1,798,217

Energy: 18.34%

Energy Equipment & Services: 4.03%

Helix Energy Solutions Group Incorporated†

115,450

2,085,027

Helmerich & Payne Incorporated

20,595

1,095,242

Key Energy Services Incorporated†

109,080

1,410,404

Newpark Resources Incorporated†

416,576

3,720,024

Willbros Group Incorporated†

208,065

1,059,051

9,369,748

Oil, Gas & Consumable Fuels: 14.31%

Canadian Natural Resources Limited

73,700

2,605,295

Energy XXI Bermuda Limited†

35,322

1,037,407

InterOil Corporation†

215,100

10,219,401

James River Coal Company†

78,800

815,580

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Small/Mid Cap Value Fund

11

Security Name

Shares

Value

Oil, Gas & Consumable Fuels (continued)

McMoRan Exploration Company†

411,535

$
5,012,496

Penn West Petroleum Limited

35,735

640,371

Pioneer Natural Resources Company

8,920

748,388

Range Resources Corporation

79,200

5,452,128

Triangle Petroleum Corporation†

190,149

1,072,440

Trilogy Energy Corporation

166,500

5,672,777

33,276,283

Financials: 17.56%

Capital Markets: 0.55%

Artio Global Investos Incorporated

173,700

1,271,484

Commercial Banks: 4.56%

1st United Bancorp Incorporated†

194,800

1,009,064

American River Bankshares†

178,200

887,436

Bancorp Incorporated†

84,612

680,280

Center Financial Corporation†

89,200

586,044

Iberiabank Corporation

25,898

1,339,445

Midsouth Bancorp Incorporated

65,925

905,150

Pacific Premier Bancorp Incorporated†

264,035

1,721,508

Sierra Bancorp

121,900

1,333,586

Sterling Bancorp

77,550

639,788

Univest Corporation of Pennsylvania

37,378

568,519

Washington Banking Company

62,800

742,296

Western Liberty Bancorp†

65,195

177,330

10,590,446

Consumer Finance: 0.72%

Western Union Company

96,170

1,680,090

Insurance: 2.51%

Argo Group International Holdings Limited

98,700

2,979,753

First Acceptance Corporation†

689,260

889,145

Hilltop Holdings Incorporated†

123,786

975,434

Mercury General Corporation

23,125

1,001,313

5,845,645

Real Estate Management & Development: 0.61%

Kennedy Wilson Holdings Incorporated

113,950

1,415,259

REIT: 8.27%

Capstead Mortgage Corporation

182,625

2,213,415

Chimera Investment Corporation

2,337,100

7,034,671

Hatteras Financial Corporation

69,624

1,789,337

MFA Mortgage Investments Incorporated

146,065

985,939

Origen Financial Incorporated

791,490

1,060,597

Redwood Trust Incorporated

113,600

1,320,032

Sun Communities Incorporated

49,045

1,867,634

UMH Properties Incorporated

294,200

2,953,768

19,225,393

12

Wells Fargo Advantage Small/Mid Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Thrifts & Mortgage Finance: 0.34%

First Niagara Financial Group Incorporated

58,745

$
539,867

Northwest Bancshares Incorporated

20,800

259,376

799,243

Health Care: 7.67%

Health Care Equipment & Supplies: 3.98%

Allied Healthcare Products Incorporated†

398,000

1,424,840

EnteroMedics Incorporated†

614,000

1,166,600

Haemonetics Corporation†

14,905

908,460

OraSure Technologies Incorporated†

458,190

4,256,585

Stryker Corporation

17,390

833,155

Wright Medical Group Incorporated†

38,825

667,402

9,257,042

Health Care Providers & Services: 0.88%

Cross Country Healthcare Incorporated†

178,946

894,730

Ensign Group Incorporated

50,200

1,142,552

2,037,282

Health Care Technology: 2.35%

Computer Programs & Systems Incorporated

18,850

962,670

Merge Healthcare Incorporated†

259,005

1,709,433

Omnicell Incorporated†

117,900

1,762,605

Transcend Services Incorporated†

37,745

1,031,571

5,466,279

Life Sciences Tools & Services: 0.46%

Accelrys Incorporated†

163,060

1,081,088

Industrials: 14.18%

Aerospace & Defense: 1.06%

Orbital Sciences Corporation†

159,649

2,468,174

Airlines: 0.62%

JetBlue Airways Corporation†

322,600

1,445,248

Building Products: 0.73%

Patrick Industries Incorporated†

315,462

634,079

U.S. Home Systems Incorporated

196,695

1,061,170

1,695,249

Commercial Services & Supplies: 5.70%

ABM Industries Incorporated

112,698

2,278,754

ACCO Brands Corporation†

191,166

1,313,310

Avery Dennison Corporation

64,800

1,723,680

Cintas Corporation

49,800

1,488,522

GEO Group Incorporated†

163,362

2,978,089

Healthcare Services Group

73,023

1,266,949

Standard Parking Corporation†

78,200

1,375,538

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Small/Mid Cap Value Fund	13

Security Name	Shares	Value

Commercial Services & Supplies (continued)
Verisk Analytics Incorporated Class A†	23,525	$826,904

		13,251,746

Construction & Engineering: 2.36%
Integrated Electrical Services Incorporated†	196,850	480,314
Primoris Services Corporation	384,794	5,010,018

		5,490,332

Machinery: 1.68%
Actuant Corporation Class A	77,745	1,749,263
Kaydon Corporation	38,990	1,226,625
Kennametal Incorporated	24,100	937,249

		3,913,137

Marine: 0.38%
Star Bulk Carriers Corporation	626,652	871,046

Professional Services: 1.65%
Hill International Incorporated†	684,278	3,831,957

Information Technology: 10.40%

Communications Equipment: 3.33%
Brocade Communications Systems Incorporated†	261,020	1,143,268
China GrenTech Corporation Limited ADR†	402,004	944,709
InterDigital Incorporated	16,900	734,305
MRV Communications Incorporated	1,416,517	1,813,142
Sandvine Corporation†	1,952,645	3,114,274

		7,749,698

Computers & Peripherals: 1.76%
Cray Incorporated†	247,400	1,566,042
Intermec Incorporated†	312,592	2,522,617

		4,088,659

Electronic Equipment & Instruments: 1.26%
Evans & Sutherland Computer Corporation†(l)**	588,690	206,042
GSI Group Incorporated†	162,100	1,583,717
Power One Incorporated†	230,025	1,138,624

		2,928,383

IT Services: 1.01%
Tier Technologies Incorporated Class B†	664,200	2,337,984

Semiconductors & Semiconductor Equipment: 2.70%
Advanced Micro Devices Incorporated†	148,700	866,921
FormFactor Incorporated†	241,500	1,444,170
MEMC Electronic Materials Incorporated†	204,360	1,224,116
Micron Technology Incorporated†	380,850	2,128,952
Trident Microsystems Incorporated†	1,113,126	601,088

		6,265,247

14	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of Investments—October 31, 2011 (Unaudited)

Security Name	Shares	Value

Software: 0.34%
Henry Jack & Associates Incorporated	24,600	$797,286

Materials: 19.36%

Chemicals: 0.28%
International Flavors & Fragrances Incorporated	10,605	642,239

Containers & Packaging: 0.82%
Intertape Polymer Group Incorporated†	659,230	1,914,734

Metals & Mining: 18.26%
Agnico-Eagle Mines Limited	35,800	1,553,362
Endeavour Mining Corporation†	525,544	1,096,696
Goldcorp Incorporated	25,800	1,260,072
Goldgroup Mining Incorporated†	245,600	330,177
Goldgroup Mining Incorporated - Legend Shares†	1,041,000	1,399,488
Jaguar Mining Incorporated†	261,700	1,360,840
Lucara Diamond Corporation†	1,140,200	1,011,357
Minera Andes Incorporated†	1,807,300	3,524,235
Newmont Mining Corporation	34,555	2,309,311
Petaquilla Minerals Limited†	541,100	399,873
Randgold Resources Limited ADR	146,000	15,997,220
Rockwell Diamonds Incorporated†	192,991	100,413
Rockwell Diamonds Incorporated - Legend Shares†144A(i)	500,000	265,864
Rockwell Diamonds Incorporated - Legend Shares†144A(i)	672,000	357,321
Rockwell Diamonds Incorporated - Canada Exchange†	186,750	99,300
Royal Gold Incorporated	45,425	3,251,522
San Gold Corporation†	522,020	1,096,242
Sandstorm Gold Limited†	2,890,100	3,682,395
Sandstorm Metals & Energy Limited†	505,433	225,651
Silver Standard Resources Incorporated†	56,468	1,106,208
United States Steel Corporation	28,985	735,060
Yamana Gold Incorporated	85,640	1,282,025

		42,444,632

Telecommunication Services: 0.84%

Diversified Telecommunication Services: 0.84%
Cincinnati Bell Incorporated†	606,765	1,953,783

Total Common Stocks (Cost $190,033,618)		224,959,519

Investment Companies: 1.08%
Market Vectors Junior Gold Miners ETF	52,040	1,620,005
SPDR KBW Regional Banking ETF	37,686	884,114

Total Investment Companies (Cost $2,154,807)		2,504,119

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Small/Mid Cap Value Fund	15

Security Name		Expiration Date	Shares	Value

Warrants: 0.42%

Health Care: 0.15%

Health Care Equipment & Supplies: 0.15%
EnteroMedics Incorporated†(a)(i)		05/14/2016	270,908	$341,344
EnteroMedics Incorporated†(a)(i)		09/28/2016	13,680	18,742

				360,086

Materials: 0.27%

Metals & Mining: 0.27%
Sandstorm Gold Limited†		04/23/2014	904,067	625,840

Total Warrants (Cost $15,993)				985,926

	Yield
Short-Term Investments: 2.93%

Investment Companies: 2.93%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class (l)(u)	0.07%		6,819,030	6,819,030

Total Short-Term Investments (Cost $6,819,030)				6,819,030

Total Investments in Securities
(Cost $199,023,448)*	101.19%	235,268,594
Other Assets and Liabilities, Net	(1.19)	(2,774,929)

Total Net Assets	100.00%	$232,493,665

†	Non-income earning security.

(l)	Investment in an affiliate. The total cost of affiliated investments is $8,476,885.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

**	Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer’s outstanding voting shares.

*	Cost for federal income tax purposes is $208,184,418 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,774,714
Gross unrealized depreciation	(34,690,538)

Net unrealized appreciation	$27,084,176

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities, at value	$227,840,831
In affiliated securities, at value	7,427,763

Total investments, at value (see cost below)	235,268,594
Receivable for investments sold	944,313
Receivable for Fund shares sold	142,262
Receivable for dividends	32,960
Prepaid expenses and other assets	40,776

Total assets	236,428,905

Liabilities
Payable for investments purchased	3,031,531
Payable for Fund shares redeemed	623,066
Advisory fee payable	132,470
Distribution fees payable	7,340
Due to other related parties	46,961
Accrued expenses and other liabilities	93,872

Total liabilities	3,935,240

Total net assets	$232,493,665

NET ASSETS CONSIST OF
Paid-in capital	$224,459,207
Undistributed net investment income	540,928
Accumulated net realized losses on investments	(28,750,803)
Net unrealized gains on investments	36,244,333

Total net assets	$232,493,665

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$34,641,779
Shares outstanding – Class A	2,370,783
Net asset value per share – Class A	$14.61
Maximum offering price per share – Class A2	$15.50
Net assets – Class C	$12,204,114
Shares outstanding – Class C	849,665
Net asset value per share – Class C	$14.36
Net assets – Administrator Class	$76,667,528
Shares outstanding – Administrator Class	5,147,503
Net asset value per share – Administrator Class	$14.89
Net assets – Institutional Class	$29,880,754
Shares outstanding – Institutional Class	1,995,792
Net asset value per share – Institutional Class	$14.97
Net assets – Investor Class	$79,099,490
Shares outstanding – Investor Class	5,392,487
Net asset value per share – Investor Class	$14.67

Total investments, at cost	$199,023,448

1	The Fund has an unlimited number of authorized shares.

2	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Small/Mid Cap Value Fund	17

Investment income
Dividends*	$4,501,200
Income from affiliated securities	3,998

Total investment income	4,505,198

Expenses
Advisory fee	1,918,457
Administration fees
Fund level	127,897
Class A	111,298
Class C	34,474
Administrator Class	80,066
Institutional Class	20,906
Investor Class	308,649
Shareholder servicing fees
Class A	107,018
Class C	33,148
Administrator Class	195,523
Investor Class	233,395
Distribution fees
Class C	99,445
Custody and accounting fees	74,923
Professional fees	34,350
Registration fees	59,999
Shareholder report expenses	45,001
Trustees’ fees and expenses	10,578
Other fees and expenses	7,828

Total expenses	3,502,955
Less: Fee waivers and/or expense reimbursements	(81,752)

Net expenses	3,421,203

Net investment income	1,083,995

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	6,383,153
Affiliated securities	(5,790)
Written options	68,138

Net realized gains on investments	6,445,501

Net change in unrealized gains (losses) on:
Unaffiliated securities	615,197
Affiliated securities	(703,786)

Net change in unrealized gains (losses) on investments	(88,589)

Net realized and unrealized gains (losses) on investments	6,356,912

Net increase in net assets resulting from operations	$7,440,907

* Net of foreign dividend withholding taxes of	$30,808

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Value Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010

Operations
Net investment income		$1,083,995		$1,791,343
Net realized gains (losses) on investments		6,445,501		(1,615,073)
Net change in unrealized gains (losses) on investments		(88,589)		43,829,760

Net increase in net assets resulting from operations		7,440,907		44,006,030

Distributions to shareholders from
Net investment income
Class A		(383,440)		(229,084)
Class C		(26,770)		(23,540)
Administrator Class		(831,378)		(516,883)
Institutional Class		(245,567)		(124,564)
Investor Class		(705,992)		(607,038)

Total distributions to shareholders		(2,193,147)		(1,501,109)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	538,881	8,328,557	1,160,932	15,591,911
Class C	95,987	1,443,775	175,615	2,307,636
Administrator Class	1,193,490	18,492,298	1,169,903	16,405,268
Institutional Class	890,323	13,911,049	511,614	7,026,403
Investor Class	429,780	6,630,133	993,998	13,435,960

		48,805,812		54,767,178

Reinvestment of distributions
Class A	24,476	374,730	17,533	223,551
Class C	1,059	16,044	1,123	14,179
Administrator Class	46,488	723,817	34,793	450,909
Institutional Class	2,541	39,719	1,693	22,007
Investor Class	44,502	684,436	44,856	574,160

		1,838,746		1,284,806

Payment for shares redeemed
Class A	(1,086,978)	(16,626,907)	(606,554)	(8,163,876)
Class C	(125,087)	(1,851,817)	(77,855)	(1,035,038)
Administrator Class	(971,391)	(14,929,043)	(951,079)	(13,004,355)
Institutional Class	(192,223)	(2,951,644)	(39,688)	(551,999)
Investor Class	(1,997,095)	(30,585,085)	(2,141,737)	(28,762,565)

		(66,944,496)		(51,517,833)

Net increase (decrease) in net assets resulting from capital share transactions		(16,299,938)		4,534,151

Total increase (decrease) in net assets		(11,052,178)		47,039,072

Net assets
Beginning of period		243,545,843		196,506,771

End of period		$232,493,665		$243,545,843

Undistributed net investment income		$540,928		$1,287,056

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,
Class A	2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$14.33	$11.78	$8.78	$18.19	$17.09
Net investment income (loss)	0.06	0.08	0.11 [2]	0.11 [2]	(0.02)[2]
Net realized and unrealized gains (losses) on investments	0.35	2.56	2.89	(7.84)	1.12

Total from investment operations	0.41	2.64	3.00	(7.73)	1.10
Distributions to shareholders from
Net investment income	(0.13)	(0.09)	0.00	(0.09)	0.00
Net realized gains	0.00	0.00	0.00	(1.59)	0.00

Total distributions to shareholders	(0.13)	(0.09)	0.00	(1.68)	0.00
Net asset value, end of period	$14.61	$14.33	$11.78	$8.78	$18.19
Total return[3]	2.76%	22.63%	34.17%	(46.09)%	6.44%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.47%	1.57%	1.55%	1.50%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.27%
Net investment income (loss)	0.37%	0.77%	1.12%	0.83%	(0.50)%
Supplemental data
Portfolio turnover rate	34%	41%	35%	43%	89%
Net assets, end of period (000’s omitted)	$34,642	$41,491	$27,370	$12,859	$444

1.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Class C	2011	2010	2009	2008	2007[1]
Net asset value, beginning of period	$14.10	$11.62	$8.72	$18.15	$17.09
Net investment income (loss)	(0.06)	0.00	0.04 [2]	0.02 [2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	0.35	2.51	2.86	(7.81)	1.12

Total from investment operations	0.29	2.51	2.90	(7.79)	1.06
Distributions to shareholders from
Net investment income	(0.03)	(0.03)	0.00	(0.05)	0.00
Net realized gains	0.00	0.00	0.00	(1.59)	0.00

Total distributions to shareholders	(0.03)	(0.03)	0.00	(1.64)	0.00
Net asset value, end of period	$14.36	$14.10	$11.62	$8.72	$18.15
Total return[3]	2.05%	21.62%	33.26%	(46.46)%	6.20%
Ratios to average net assets (annualized)
Gross expenses	2.15%	2.22%	2.26%	2.30%	2.27%
Net expenses	2.15%	2.15%	2.11%	2.15%	2.10%
Net investment income (loss)	(0.38)%	0.00%	0.40%	0.16%	(1.32)%
Supplemental data
Portfolio turnover rate	34%	41%	35%	43%	89%
Net assets, end of period (000’s omitted)	$12,204	$12,379	$9,052	$4,700	$45

1.	For the period from July 31, 2007 (commencement of class operations) to October 31, 2007.

2.	Calculated based upon average shares outstanding.

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,
Administrator Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.60	$11.99	$8.92	$18.37	$16.45
Net investment income (loss)	0.09	0.13	0.13 [1]	0.12 [1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	0.36	2.59	2.94	(7.91)	2.20

Total from investment operations	0.45	2.72	3.07	(7.79)	2.15
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	0.00	(0.07)	0.00
Net realized gains	0.00	0.00	0.00	(1.59)	(0.23)

Total distributions to shareholders	(0.16)	(0.11)	0.00	(1.66)	(0.23)
Net asset value, end of period	$14.89	$14.60	$11.99	$8.92	$18.37
Total return	3.13%	22.82%	34.42%	(45.89)%	13.24%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.29%	1.39%	1.43%	1.37%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.61%	1.00%	1.34%	0.86%	(0.30)%
Supplemental data
Portfolio turnover rate	34%	41%	35%	43%	89%
Net assets, end of period (000’s omitted)	$76,668	$71,246	$55,463	$35,489	$41,988

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,
Institutional Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.67	$12.04	$8.93	$18.40	$16.45
Net investment income (loss)	0.11	0.17 [1]	0.15 [1]	0.15 [1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	0.38	2.59	2.96	(7.93)	2.21

Total from investment operations	0.49	2.76	3.11	(7.78)	2.18
Distributions to shareholders from
Net investment income	(0.19)	(0.13)	0.00	(0.10)	0.00
Net realized gains	0.00	0.00	0.00	(1.59)	(0.23)

Total distributions to shareholders	(0.19)	(0.13)	0.00	(1.69)	(0.23)
Net asset value, end of period	$14.97	$14.67	$12.04	$8.93	$18.40
Total return	3.28%	23.08%	34.83%	(45.83)%	13.42%
Ratios to average net assets (annualized)
Gross expenses	0.97%	1.02%	1.12%	1.16%	1.10%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.94%
Net investment income (loss)	0.79%	1.22%	1.58%	1.07%	(0.18)%
Supplemental data
Portfolio turnover rate	34%	41%	35%	43%	89%
Net assets, end of period (000’s omitted)	$29,881	$19,005	$9,895	$6,679	$2,902

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year Ended October 31,
Investor Class	2011	2010	2009	2008	2007
Net asset value, beginning of period	$14.38	$11.81	$8.81	$18.18	$16.34
Net investment income (loss)	0.05 [1]	0.09	0.10 [1]	0.06 [1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.35	2.56	2.90	(7.82)	2.19

Total from investment operations	0.40	2.65	3.00	(7.76)	2.07
Distributions to shareholders from
Net investment income	(0.11)	(0.08)	0.00	(0.02)	0.00
Net realized gains	0.00	0.00	0.00	(1.59)	(0.23)

Total distributions to shareholders	(0.11)	(0.08)	0.00	(1.61)	(0.23)
Net asset value, end of period	$14.67	$14.38	$11.81	$8.81	$18.18
Total return	2.73%	22.49%	34.05%	(46.14)%	12.83%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.56%	1.67%	1.69%	1.73%
Net expenses	1.47%	1.48%	1.49%	1.49%	1.52%
Net investment income (loss)	0.30%	0.67%	1.02%	0.44%	(0.68)%
Supplemental data
Portfolio turnover rate	34%	41%	35%	43%	89%
Net assets, end of period (000’s omitted)	$79,099	$99,424	$94,728	$75,324	$169,624

1.	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Value Fund	25

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to dividends from certain securities and passive foreign investment companies. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
$363,024	$(363,024)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

26	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to Financial Statements

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $19,609,801 expiring in 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$224,959,519	$0	$0	$224,959,519
Investment companies	2,504,119	0	0	2,504,119
Warrants	0	985,926	0	985,926
Short-term investments
Investment companies	6,819,030	0	0	6,819,030
	$234,282,668	$985,926	$0	$235,268,594

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Value Fund	27

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.33

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $1,907 from the sale of Class A shares and $441 in contingent deferred sales charges from redemptions of Class C shares, respectively.

Shareholder servicing

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $86,799,901 and $101,262,757, respectively.

28	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to Financial Statements

6. INVESTMENTS IN AFFILIATES

An affiliate company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of the transactions with affiliates for the year ended October 31, 2011 was as follows:

	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Income from Affiliated Securities	Value, End of Period
Bakers Footwear Group Incorporated	$491,832	$15,786	$867	$0	$402,691
Evans & Sutherland Computer Corporation	624,404	26,824	518	0	206,042

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2011, the Fund entered into written options for economic hedging purposes.

During the year ended October 31, 2011, the Fund had written option activities as follows:

	Number of Contracts	Premiums Received
Options outstanding at October 31, 2010	0	$0
Options written	370	110,788
Options expired	(20)	(4,240)
Options closed	(350)	(106,548)
Options exercised	0	0
Options outstanding at October 31, 2011	0	$0

As of October 31, 2011, the Fund did not have any open written options but had total premiums received that averaged $6,411 during the year ended October 31, 2011.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $511 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,193,147 and $1,501,109 of ordinary income for the years ended October 31, 2011 and October 31, 2010, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
$669,447	$26,974,815	$(19,609,801)

Notes to Financial Statements	Wells Fargo Advantage Small/Mid Cap Value Fund	29

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

12. SUBSEQUENT DISTRIBUTION

On December 15, 2011, the Fund declared distributions from net investment income to shareholders of record December 14, 2011. The per share amounts payable on December 16, 2011 were as follows:

Net Investment Income
Class A	$0.05620
Class C	$0.00000
Administrator Class	$0.10819
Institutional Class	$0.14098
Investor Class	$0.05073

These distributions are not reflected in the accompanying financial statements.

30	Wells Fargo Advantage Small/Mid Cap Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Value Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 55% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2011.

Pursuant to Section 854 of the Internal Revenue Code, $1,042,924 of income dividends paid during the fiscal year ended October 31, 2011 has been designated as qualified dividend income (QDI).

Pursuant to Section 871 of the Internal Revenue Code, $1,333 has been designated as interest-related dividends for nonresident alien shareholders.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage Small/Mid Cap Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	33

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

34	Wells Fargo Advantage Small/Mid Cap Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206333 12-11 A245/AR245 10-11

Wells Fargo Advantage

Special Small Cap Value Fund

Annual Report

October 31, 2011

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Special Small Cap Value Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Special Small Cap Value Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the economic malaise has sapped consumer confidence, consumers—especially

Letter to Shareholders	Wells Fargo Advantage Special Small Cap Value Fund	3

more affluent ones—have demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core” inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Federal Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), in an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of 2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the S&P 500 Index1 of large-cap stocks posted a total return of 8.1%. The Russell

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

4	Wells Fargo Advantage Special Small Cap Value Fund	Letter to Shareholders

Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Special Small Cap Value Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

James M. Tringas, CFA, CPA

Robert Rifkin, CFA

FUND INCEPTION

May 7, 1993

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

6.02%

  Russell 2000®
Value Index[1]

3.54%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.34% for Class A. The Fund’s gross and net expense ratios are 1.47% and 1.35%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
  The Russell 2000® Value Index measures the performance of those Russell
2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.

The chart compares the performance of the Wells Fargo Advantage Special Small Cap Value Fund Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Special Small Cap Value Fund

Performance Highlights (Unaudited)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund’s Class A shares excluding sales charges outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended October 31, 2011, driven by strong stock selection within the industrials, consumer discretionary, and materials sectors.

■

Weak stock selection in the energy and information technology (IT) sectors detracted from relative performance.

■

Relative results were also constrained in part by the market’s general preference for larger, more liquid stocks, a disadvantage for our small cap strategy. In addition, a market largely driven by macroeconomic issues tended to reduce the value of pure stock picking.

The
period was characterized by significant volatility as heightened risks of contagion from Europe’s debt crisis and continued tepid recoveries of the U.S. employment and housing markets intensified fears of a global recession. We used the uncertain environment as an opportunity to add to or initiate positions in what we believe are our highest-quality names at attractive valuations.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)

First Citizens BancShares Incorporated

3.99%

UMB Financial Corporation

3.28%

ALLETE Incorporated

3.23%

Kadant Incorporated

2.78%

Quanex Building Products Corporation

2.27%

Imation Corporation

2.05%

Blyth Incorporated

2.04%

ATMI Incorporated

1.67%

Neenah Paper Incorporated

1.63%

Hillenbrand Incorporated

1.58%

Holdings in the industrials, consumer discretionary, materials, energy, and IT sectors drove the Fund’s outperformance of its index for the period.

Mueller Industries Incorporated was a standout performer in the industrials sector. The manufacturer of plumbing fittings and tubing overcame a weak construction market to report relatively strong earnings and cash-flow generation during the period. We used the stock’s rally as an opportunity to pare our position and to lock in gains. Other notable contributors in the sector included Franklin Electric Company Incorporated and Kadant Incorporated.

Genesco Incorporated and Blyth
Incorporated were the most notable performers in the consumer discretionary sector. Genesco, a specialty retailer, benefited from strong operating performance as well as a potential acquisition that could provide the company with international growth. Although we still have a positive view on Genesco, we believed the downside risk from the acquisition was too great and took the opportunity to sell the position in favor of better long-term opportunities. Blyth, a designer and marketer of home décor products, saw its shares rebound as management’s strategic initiatives began to pay off. Among the positive developments was Blyth’s increased stake in its newest subsidiary, ViSalus, a maker of vitamin supplements, which has enjoyed tremendous growth.

Royal Gold Incorporated, which acquires and manages royalties in precious metals mines, was a top contributor in the materials sector. The company reported strong fiscal fourth-quarter results as higher production and average gold prices continued to drive double-digit revenue growth. In addition, because Royal Gold is not a mine operator, we believe it should have limited exposure to the rising costs that have pressured the mining industry.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Special Small Cap Value Fund

7

  SECTOR
DISTRIBUTION[4]   (AS OF OCTOBER 31,
2011)

The Fund’s energy sector holdings’ weak relative performance was driven by a handful of smaller positions. The share price for Cal Dive International Incorporated, a service provider to the oil and natural gas industry, fell on weaker-than-expected operating results. Continuing regulatory hurdles in the Gulf of Mexico, Cal Dive
International’s largest market, have resulted in slower drilling activity in the region. We continue to hold our shares of Cal Dive International because we believe the company’s asset base is still capable of producing meaningful earnings per share. We think that this earnings power should ultimately be realized as conditions improve. Other notable underperformers included BioFuel Energy Corporation and Horizon Lines Incorporated.

Imation Corporation, a manufacturer of
removable data storage and consumer electronics, was a notable underperformer in the IT sector. Declining sales related to the company’s traditional data storage products, as well as the discontinuation of several lower-margin consumer products, continued to overshadow management’s efforts to redirect the business toward stronger product categories. We continue to hold the stock because we believe recent margin expansion is evidence that a turnaround may be under way.

It is our goal to navigate this volatile market through savvy stock selection.

We seek to exploit company-specific opportunities and continue to focus on firms with strong balance sheets that could provide both protection and opportunity. For many companies, the best opportunities will come from finding ways to grow their earnings given that most management teams have exhausted the benefits available from cutting costs. Mergers and acquisitions are often one method used to accomplish this goal. We are therefore seeing an increase in mergers and acquisitions throughout the market, a dynamic that we believe suits our process well because companies will often deploy stronger balance sheets to make acquisitions, by using cash or adding debt. Long-term values remain attractive, and we believe our high-quality portfolio of small-cap stocks, many with market cap and liquidity profiles that hindered their performance over this past fiscal year, should benefit as risk appetites eventually return to more normal levels.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Special Small Cap Value Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (ESPAX)

05/07/1993

(15.75
)

(0.10
)

(1.05
)

7.23

(10.61
)

6.02

0.13

7.87

1.47%

1.35%

Class B (ESPBX)**

03/26/1999

(15.40
)

0.19

(0.90
)

7.32

(10.95
)

5.19

(0.63
)

7.32

2.22%

2.10%

Class C (ESPCX)

12/12/2000

(11.95
)

4.17

(0.62
)

7.08

(10.95
)

5.17

(0.62
)

7.08

2.22%

2.10%

Administrator Class (ESPIX)

07/23/1996

(10.47
)

6.26

0.38

8.16

1.31%

1.10%

Institutional Class (ESPNX)

07/30/2010

(10.42
)

6.41

0.41

8.17

1.04%

0.95%

Russell 2000 Value Index

(13.94
)

3.54

(1.42
)

7.63

*
Returns for periods of less than one year are not annualized.

**
Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not
include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for the Institutional Class shares prior to their inception, reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Special Values Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Administrator Class and 0.94% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Special Small Cap Value Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the Period¹

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
893.86

$
6.40

1.34
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.45

$
6.82

1.34
%

Class B

Actual

$
1,000.00

$
890.53

$
9.96

2.09
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.67

$
10.61

2.09
%

Class C

Actual

$
1,000.00

$
890.48

$
9.96

2.09
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.67

$
10.61

2.09
%

Administrator Class

Actual

$
1,000.00

$
895.31

$
5.21

1.09
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.71

$
5.55

1.09
%

Institutional Class

Actual

$
1,000.00

$
895.82

$
4.44

0.93
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.52

$
4.74

0.93
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Special Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 91.43%

Consumer Discretionary: 14.89%

Auto Components: 1.26%

Modine Manufacturing Company†

886,725

$
9,372,683

Automobiles: 0.30%

Thor Industries Incorporated«

83,800

2,215,672

Diversified Consumer Services: 4.08%

Hillenbrand Incorporated

557,302

11,764,645

Matthews International Corporation Class A«

286,847

10,079,804

Steel Excel Incorporated†

328,259

8,534,734

30,379,183

Hotels, Restaurants & Leisure: 1.35%

Denny’s Corporation†«

2,792,844

10,054,238

Household Durables: 4.36%

Blyth Incorporated

272,060

15,189,110

Cavco Industries Incorporated†

144,848

6,522,505

Dixie Group Incorporated†(l)**

701,577

2,195,936

Furniture Brands International Incorporated†«

529,662

1,011,654

La-Z-Boy Incorporated†«

744,512

7,564,242

32,483,447

Media: 0.69%

AH Belo Corporation«

995,660

4,978,300

Dex One Corporation†«

243,493

151,477

5,129,777

Specialty Retail: 0.74%

Christopher & Banks Corporation

485,945

1,618,197

Collective Brands Incorporated†«

269,600

3,938,856

5,557,053

Textiles, Apparel & Luxury Goods: 2.11%

Delta Apparel Incorporated†

258,439

4,654,486

Kenneth Cole Productions Incorporated Class A†(l)**

689,768

7,421,904

Skechers USA Incorporated Class A†«

254,500

3,629,170

15,705,560

Consumer Staples: 3.99%

Food & Staples Retailing: 0.70%

Casey’s General Stores Incorporated

34,509

1,709,921

Winn-Dixie Stores Incorporated†«

557,732

3,536,021

5,245,942

Food Products: 0.37%

Seneca Foods Corporation Class A†«

131,252

2,762,855

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Special Small Cap Value Fund

11

Security Name

Shares

Value

Household Products: 2.07%

Central Garden & Pet Company†

186,192

$
1,610,561

Central Garden & Pet Company Class A†

242,602

2,132,472

Spectrum Brands Holdings Incorporated†

193,449

4,909,736

WD-40 Company«

153,036

6,736,645

15,389,414

Personal Products: 0.85%

Medifast Incorporated†«

99,700

1,639,068

Prestige Brands Holdings Incorporated†

445,642

4,714,892

6,353,960

Energy: 3.17%

Energy Equipment & Services: 0.16%

Cal Dive International Incorporated†«

538,317

1,205,830

Oil, Gas & Consumable Fuels: 3.01%

Biofuel Energy Corporation†«

1,911,964

955,982

Comstock Resources Incorporated†

348,063

6,348,669

Stone Energy Corporation†

460,861

11,194,314

Swift Energy Company†«

127,247

3,896,303

22,395,268

Financials: 17.16%

Capital Markets: 3.31%

CIFC Corporation†«

253,585

1,404,861

Investment Technology Group Incorporated†«

714,551

8,153,027

Knight Capital Group Incorporated Class A†«

546,600

6,827,034

Kohlberg Capital Corporation

295,084

1,941,653

Westwood Holdings Group Incorporated

172,512

6,320,840

24,647,415

Commercial Banks: 8.44%

First Citizens BancShares Incorporated

182,356

29,733,146

First Commonwealth Financial Corporation«

419,450

1,933,665

Old National Bancorp«

583,987

6,756,730

UMB Financial Corporation«

663,261

24,454,433

62,877,974

Insurance: 5.05%

Brown & Brown Incorporated

253,800

5,603,904

Endurance Specialty Holdings Limited

252,800

9,404,160

Fortegra Financial Corporation†

294,330

1,554,062

Platinum Underwriters Holdings Limited

120,800

4,183,304

Stewart Information Services Corporation(l)**

947,818

9,516,093

Validus Holdings Limited

269,761

7,380,661

37,642,184

Thrifts & Mortgage Finance: 0.36%

Provident New York Bancorp

382,416

2,657,791

12

Wells Fargo Advantage Special Small Cap Value Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Health Care: 5.60%

Biotechnology: 0.20%

Myriad Genetics Incorporated†

69,700

$
1,483,216

Health Care Equipment & Supplies: 3.72%

Align Technology Incorporated†«

229,500

5,285,385

Haemonetics Corporation†«

89,400

5,448,930

Hill-Rom Holdings Incorporated

110,000

3,703,700

ICU Medical Incorporated†«

103,003

4,049,048

Steris Corporation«

137,200

4,250,456

West Pharmaceutical Services Incorporated«

127,400

4,952,038

27,689,557

Health Care Providers & Services: 0.24%

AMN Healthcare Services Incorporated†«

376,801

1,786,037

Life Sciences Tools & Services: 0.70%

Cambrex Corporation†«

948,248

5,224,846

Pharmaceuticals: 0.74%

Lannett Company Incorporated†«

537,485

2,198,314

Par Pharmaceutical Companies Incorporated†«

71,300

2,181,780

Salix Pharmaceuticals Limited†

32,800

1,123,564

5,503,658

Industrials: 17.77%

Aerospace & Defense: 0.07%

GenCorp Incorporated†

102,070

496,060

Air Freight & Logistics: 0.33%

Forward Air Corporation«

75,000

2,456,250

Building Products: 3.88%

Builders FirstSource Incorporated†«

573,206

934,326

Quanex Building Products Corporation

1,146,742

16,914,445

Simpson Manufacturing Company Incorporated«

299,000

9,167,340

Trex Company Incorporated†

103,300

1,908,984

28,925,095

Commercial Services & Supplies: 3.14%

ACCO Brands Corporation†«

1,184,663

8,138,635

Courier Corporation

452,899

3,935,692

Sykes Enterprises Incorporated†

121,300

1,932,309

Viad Corporation

448,391

9,384,824

23,391,460

Construction & Engineering: 0.08%

Emcor Group Incorporated

24,200

606,694

Electrical Equipment: 1.99%

EnerSys Incorporated†

275,900

6,216,027

Franklin Electric Company Incorporated«

188,191

8,641,731

14,857,758

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Special Small Cap Value Fund

13

Security Name	Shares	Value

Industrial Conglomerates: 0.68%
Tredegar Corporation	259,495	$5,026,418

Machinery: 4.84%
Briggs & Stratton Corporation	49,300	719,780
Commercial Vehicle Group Incorporated†«	394,970	4,356,519
Douglas Dynamics Incorporated	350,248	5,260,725
John Bean Technologies Corporation	188,200	3,037,548
Kadant Incorporated†(l)**	957,029	20,719,678
Kaydon Corporation«	61,100	1,922,206

		36,016,456

Professional Services: 1.84%
Heidrick & Struggles International Incorporated	540,700	10,695,046
Korn/Ferry International†«	189,300	3,023,121

		13,718,167

Road & Rail: 0.92%
Arkansas Best Corporation«	333,628	6,872,737

Information Technology: 18.36%

Communications Equipment: 1.23%
Aviat Networks Incorporated†«	589,147	1,207,751
Black Box Corporation	167,000	4,674,330
Ixia Corporation†«	291,700	3,304,961

		9,187,042

Computers & Peripherals: 2.78%
Imation Corporation†(l)**	2,277,121	15,302,253
Quantum Corporation«	2,057,445	5,369,931

		20,672,184

Electronic Equipment, Instruments & Components: 4.36%
AVX Corporation	799,148	10,716,575
Benchmark Electronics Incorporated†	258,127	3,546,665
Orbotech Limited†	852,088	9,074,737
Pulse Electronics Corporation«	918,038	3,240,674
Vishay Intertechnology Incorporated†«	548,500	5,896,375

		32,475,026

Internet Software & Services: 1.19%
EarthLink Incorporated	1,262,500	8,850,125

IT Services: 0.26%
TNS Incorporated†	97,074	1,895,855

Semiconductors & Semiconductor Equipment: 5.66%
Advanced Energy Industries Incorporated†«	394,700	3,686,498
ATMI Incorporated†	608,145	12,406,158
DSP Group Incorporated†	802,664	4,960,464
Exar Corporation†	1,405,016	8,584,648
Lattice Semiconductor Corporation†	954,381	6,041,232
MEMC Electronic Materials Incorporated†«	277,200	1,660,428
Spansion Incorporated Class A†	64,231	660,937
Standard Microsystems Corporation†«	169,029	4,185,158

		42,185,523

14	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of Investments—October 31, 2011

Security Name		Shares	Value

Software: 2.88%
ACI Worldwide Incorporated†		302,432	$9,275,589
Netscout Systems Incorporated†		371,300	6,085,607
Progress Software Corporation†«		162,900	3,430,674
Quest Software Incorporated†		132,500	2,330,675
Websense Incorporated†		18,600	335,259

			21,457,804

Materials: 7.26%

Chemicals: 1.43%
A. Schulman Incorporated		429,405	9,064,740
American Pacific Corporation†		168,333	1,552,030

			10,616,770

Containers & Packaging: 0.22%
Plastec Technologies Limited†«(a)(i)		173,600	1,629,554

Metals & Mining: 1.53%
Aurizon Mines Limited†		687,860	3,920,802
Royal Gold Incorporated		104,398	7,472,809

			11,393,611

Paper & Forest Products: 4.08%
Clearwater Paper Corporation†«		168,094	5,568,954
Glatfelter Corporation«		315,680	4,735,200
Neenah Paper Incorporated		736,468	12,151,722
Schweitzer Manduit International Incorporated«		73,112	5,141,236
Wausau Paper Corporation		377,500	2,831,250

			30,428,362

Utilities: 3.23%

Electric Utilities: 3.23%
ALLETE Incorporated		609,652	24,087,348

Total Common Stocks (Cost $760,654,839)			681,009,859

Investment Companies: 1.00%
iShares Russell 2000 Index ETF«		80,625	5,963,831
iShares Russell Microcap Index ETF		32,944	1,474,244

Total Investment Companies (Cost $7,042,728)			7,438,075

	Expiration Date

Warrants: 0.01%

Materials: 0.01%

Containers & Packaging: 0.01%
Plastec Technologies Limited†(a)(i)	11/14/2018	145,800	43,740

Total Warrants (Cost $0)			43,740

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Special Small Cap Value Fund	15

Security Name		Principal	Value
Other: 0.44%
Gryphon Funding Limited, Pass-Through Entity(a)(i)		$8,952,905	$3,311,680

Total Other (Cost $3,833,954)			3,311,680

	Yield	Shares
Short-Term Investments: 18.72%

Investment Companies: 18.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	46,433,916	46,433,916
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(r)(v)	0.21	92,977,007	92,977,007

Total Short-Term Investments (Cost $139,410,923)			139,410,923

Total Investments in Securities
(Cost $910,942,444)*	111.60%	831,214,277
Other Assets and Liabilities, Net	(11.60)	(86,397,563)

Total Net Assets	100.00%	$744,816,714

†	Non-income earning security.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate. The total cost of affiliated investments is $271,284,538.

**	Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer’s outstanding voting shares.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $931,217,058 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$109,918,333
Gross unrealized depreciation	(209,921,114)

Net unrealized depreciation	$(100,002,781)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Small Cap Value Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$636,647,490
In affiliated securities, at value	194,566,787

Total investments, at value (see cost below)	831,214,277
Receivable for investments sold	13,107,953
Receivable for Fund shares sold	623,737
Receivable for dividends	237,838
Receivable for securities lending income	19,782
Prepaid expenses and other assets	60,460

Total assets	845,264,047

Liabilities
Payable for investments purchased	4,998,758
Payable for Fund shares redeemed	1,353,853
Payable upon receipt of securities loaned	92,977,007
Advisory fee payable	461,383
Distribution fees payable	35,775
Due to other related parties	152,960
Accrued expenses and other liabilities	467,597

Total liabilities	100,447,333

Total net assets	$744,816,714

NET ASSETS CONSIST OF
Paid-in capital	$913,132,830
Undistributed net investment loss	(444,217)
Accumulated net realized losses on investments	(88,143,732)
Net unrealized losses on investments	(79,728,167)

Total net assets	$744,816,714

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$387,766,593
Shares outstanding – Class A	18,489,758
Net asset value per share – Class A	$20.97
Maximum offering price per share – Class A2	$22.25
Net assets – Class B	$22,052,577
Shares outstanding – Class B	1,110,762
Net asset value per share – Class B	$19.85
Net assets – Class C	$34,270,433
Shares outstanding – Class C	1,720,061
Net asset value per share – Class C	$19.92
Net assets – Administrator Class	$273,509,952
Shares outstanding – Administrator Class	12,896,978
Net asset value per share – Administrator Class	$21.21
Net assets – Institutional Class	$27,217,159
Shares outstanding – Institutional Class	1,281,304
Net asset value per share – Institutional Class	$21.24

Total investments, at cost	$910,942,444

Securities on loan, at value	$87,216,502

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Special Small Cap Value Fund	17

Investment income
Dividends	$9,871,417
Securities lending income, net	264,364
Income from affiliated securities	98,780
Interest	59,663

Total investment income	10,294,224

Expenses
Advisory fee	6,780,425
Administration fees
Fund level	429,382
Class A	1,205,406
Class B	78,449
Class C	103,988
Administrator Class	300,641
Institutional Class	19,470
Shareholder servicing fees
Class A	1,126,943
Class B	75,211
Class C	99,988
Administrator Class	742,295
Distribution fees
Class B	226,296
Class C	299,965
Custody and accounting fees	70,346
Professional fees	37,191
Registration fees	34,159
Shareholder report expenses	55,549
Trustees’ fees and expenses	13,506
Other fees and expenses	30,198

Total expenses	11,729,408
Less: Fee waivers and/or expense reimbursements	(546,880)

Net expenses	11,182,528

Net investment loss	(888,304)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	76,045,243
Affiliated securities	(3,644,821)

Net realized gains on investments	72,400,422

Net change in unrealized gains (losses) on:
Unaffiliated securities	(26,830,953)
Affiliated securities	13,584,759

Net change in unrealized gains (losses) on investments	(13,246,194)

Net realized and unrealized gains (losses) on investments	59,154,228

Net increase in net assets resulting from operations	$58,265,924

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Small Cap Value Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]		Year Ended July 31, 2010[2]

Operations
Net investment loss		$(888,304)		$(351,182)			$(219,955)
Net realized gains (losses) on investments		72,400,422		(3,159,846)			60,548,206
Net change in unrealized gains (losses) on investments		(13,246,194)		61,205,076			124,279,447

Net increase in net assets resulting from operations		58,265,924		57,694,048			184,607,698

Distributions to shareholders from
Net investment income
Class A		0		0			(160,174)
Class R		NA		NA			(498)[3]
Administrator Class		0		0			(155,625)[4]
Tax basis return of capital
Class A		0		0			(1,601,895)
Class R		NA		NA			(4,983)[3]
Administrator Class		0		0			(1,556,395)[4]

Total distributions to shareholders		0		0			(3,479,570)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	2,491,122	53,417,324	572,045	10,578,712	4,024,494		72,865,099
Class B	6,084	126,147	1,939	35,417	27,827		513,465
Class C	89,582	1,863,376	13,815	248,918	138,443		2,433,750
Class R	NA	NA	NA	NA	70,560	[3]	1,311,195 [3]
Administrator Class	1,967,015	42,154,527	310,206	5,783,749	2,680,413	[4]	48,815,052 [4]
Institutional Class	1,299,817	27,596,502	155,100	3,091,150	536	[5]	10,000 [5]

		125,157,876		19,737,946			125,948,561

Reinvestment of distributions
Class A	0	0	0	0	96,500		1,659,805
Class R	NA	NA	NA	NA	259	[3]	4,418 [3]
Administrator Class	0	0	0	0	82,232	[4]	1,423,440 [4]

		0		0			3,087,663

Payment for shares redeemed
Class A	(8,117,034)	(173,620,347)	(2,013,218)	(37,272,786)	(7,637,254)		(137,812,855)
Class B	(852,090)	(17,395,017)	(118,120)	(2,103,766)	(877,766)		(14,825,372)
Class C	(526,844)	(10,616,983)	(165,257)	(2,906,308)	(608,350)		(10,506,226)
Class R	NA	NA	NA	NA	(307,089)[3]		(5,403,377)[3]
Administrator Class	(5,896,156)	(126,963,950)	(682,921)	(12,775,162)	(20,343,660)[4]		(357,876,240)[4]
Institutional Class	(174,116)	(3,733,072)	(33)	(665)	0	[5]	0 [5]

		(332,329,369)		(55,058,687)			(526,426,070)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Special Small Cap Value Fund	19

	Year Ended October 31, 2011		Year Ended October 31, 2010[1]		Year Ended July 31, 2010[2]

	Shares		Shares		Shares

Capital share transactions (continued)
Net asset value of shares issued in acquisition
Class A	0	$0	0	$0	520,841	$9,190,148
Class B	0	0	0	0	167,510	2,825,351
Class C	0	0	0	0	183,875	3,111,534
Administrator Class	0	0	0	0	1,139,052	20,258,550

		0		0		35,385,583

Net decrease in net assets resulting from capital share transactions		(207,171,493)		(35,320,741)		(362,002,263)

Total increase (decrease) in net assets		(148,905,569)		22,373,307		(180,874,135)

Net assets
Beginning of period		893,722,283		871,348,976		1,052,223,111

End of period		$744,816,714		$893,722,283		$871,348,976

Undistributed (accumulated) net investment loss		$(444,217)		$(661,525)		$(268,406)

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of the Evergreen Special Values Fund.

3.	Class R shares of Evergreen Special Values Fund became Class A shares on July 19, 2010.

4.	Class I shares of Evergreen Special Values Fund became Administrator Class shares on July 19, 2010.

5.	Class commenced operation on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,
Class A	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$19.78	$18.50	$15.51	$18.78	$27.25	$28.55
Net investment income (loss)	(0.05)	(0.01)	(0.02)	0.11	0.15	0.30
Net realized and unrealized gains (losses) on investments	1.24	1.29	3.07	(3.19)	(3.83)	3.43

Total from investment operations	1.19	1.28	3.05	(3.08)	(3.68)	3.73
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.19)	(0.27)	(0.10)
Net realized gains	0.00	0.00	0.00	(0.00)[4]	(4.52)	(4.93)
Tax basis return of capital	0.00	0.00	(0.05)[3]	0.00	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.06)	(0.19)	(4.79)	(5.03)
Net asset value, end of period	$20.97	$19.78	$18.50	$15.51	$18.78	$27.25
Total return[5]	6.02%	6.92%	19.72%	(16.17)%	(15.22)%	13.30%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.46%	1.43%	1.43%	1.36%	1.32%
Net expenses	1.34%	1.34%	1.39%	1.33%	1.31%	1.31%
Net investment income (loss)	(0.14)%	(0.19)%	(0.07)%	0.69%	0.73%	1.07%
Supplemental data
Portfolio turnover rate	54%	7%	45%	43%	48%	45%
Net assets, end of period (000’s omitted)	$387,767	$477,079	$472,903	$442,973	$598,656	$959,305

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class A of the Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,
Class B	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$18.87	$17.68	$14.88	$17.92	$26.17	$27.69
Net investment income (loss)	(0.18)[3]	(0.08)	(0.14)[3]	0.00 [3]	0.00 [3]	0.08
Net realized and unrealized gains (losses) on investments	1.16	1.27	2.94	(3.02)	(3.67)	3.33

Total from investment operations	0.98	1.19	2.80	(3.02)	(3.67)	3.41
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	(0.06)	0.00
Net realized gains	0.00	0.00	0.00	(0.00)[4]	(4.52)	(4.93)

Total distributions to shareholders	0.00	0.00	0.00	(0.02)	(4.58)	(4.93)
Net asset value, end of period	$19.85	$18.87	$17.68	$14.88	$17.92	$26.17
Total return[5]	5.19%	6.73%	18.82%	(16.83)%	(15.80)%	12.46%
Ratios to average net assets (annualized)
Gross expenses	2.13%	2.21%	2.18%	2.17%	2.11%	2.07%
Net expenses	2.09%	2.09%	2.15%	2.07%	2.06%	2.06%
Net investment income (loss)	(0.88)%	(0.93)%	(0.82)%	0.01%	(0.02)%	0.30%
Supplemental data
Portfolio turnover rate	54%	7%	45%	43%	48%	45%
Net assets, end of period (000’s omitted)	$22,053	$36,922	$36,654	$41,008	$91,409	$163,723

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class B of the Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,
Class C	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$18.94	$17.74	$14.93	$17.98	$26.24	$27.75
Net investment income (loss)	(0.18)[3]	(0.07)	(0.18)	0.00 [3]	0.00 [3]	0.09
Net realized and unrealized gains (losses) on investments	1.16	1.27	2.99	(3.03)	(3.69)	3.33

Total from investment operations	0.98	1.20	2.81	(3.03)	(3.69)	3.42
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.02)	(0.05)	0.00
Net realized gains	0.00	0.00	0.00	(0.00)[4]	(4.52)	(4.93)

Total distributions to shareholders	0.00	0.00	0.00	(0.02)	(4.57)	(4.93)
Net asset value, end of period	$19.92	$18.94	$17.74	$14.93	$17.98	$26.24
Total return[5]	5.17%	6.76%	18.82%	(16.79)%	(15.86)%	12.48%
Ratios to average net assets (annualized)
Gross expenses	2.13%	2.21%	2.18%	2.17%	2.11%	2.07%
Net expenses	2.09%	2.09%	2.12%	2.07%	2.06%	2.06%
Net investment income (loss)	(0.89)%	(0.93)%	(0.80)%	(0.03)%	(0.02)%	0.31%
Supplemental data
Portfolio turnover rate	54%	7%	45%	43%	48%	45%
Net assets, end of period (000’s omitted)	$34,270	$40,850	$40,968	$38,744	$61,307	$131,213

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class C of the Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31,
Administrator Class	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$19.96	$18.65	$15.63	$18.95	$27.46	$28.73
Net investment income	0.02 [3]	0.01	0.04 [3]	0.16	0.21	0.37
Net realized and unrealized gains (losses) on investments	1.23	1.30	3.04	(3.23)	(3.87)	3.47

Total from investment operations	1.25	1.31	3.08	(3.07)	(3.66)	3.84
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.25)	(0.33)	(0.18)
Net realized gains	0.00	0.00	0.00	(0.00)[4]	(4.52)	(4.93)
Tax basis return of capital	0.00	0.00	(0.05)[3]	0.00	0.00	0.00

Total distributions to shareholders	0.00	0.00	(0.06)	(0.25)	(4.85)	(5.11)
Net asset value, end of period	$21.21	$19.96	$18.65	$15.63	$18.95	$27.46
Total return[5]	6.26%	7.02%	20.02%	(15.96)%	(15.00)%	13.62%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.30%	1.17%	1.18%	1.11%	1.07%
Net expenses	1.09%	1.09%	1.13%	1.08%	1.06%	1.06%
Net investment income	0.12%	0.05%	0.21%	0.95%	0.98%	1.32%
Supplemental data
Portfolio turnover rate	54%	7%	45%	43%	48%	45%
Net assets, end of period (000’s omitted)	$273,510	$335,766	$320,814	$525,865	$722,786	$1,067,452

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 is that of Class I of the Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Special Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended July 31, 2010[2]
Institutional Class	2011	2010[1]
Net asset value, beginning of period	$19.96	$18.66	$18.66
Net investment income (loss)	0.04	(0.02)[3]	0.00 [3]
Net realized and unrealized gains (losses) on investments	1.24	1.32	0.00

Total from investment operations	1.28	1.30	0.00
Net asset value, end of period	$21.24	$19.96	$18.66
Total return[4]	6.41%	7.02%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.94%	1.10%	0.00%
Net expenses	0.93%	0.94%	0.00%
Net investment income (loss)	0.19%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	54%	7%	45%
Net assets, end of period (000’s omitted)	$27,217	$3,106	$10

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operation) to July 31, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Special Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by

26	Wells Fargo Advantage Special Small Cap Value Fund	Notes to Financial Statements

Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses, passive foreign investment companies and recognition of partnership income. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$1,105,612	$(715,035)	$(390,577)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required. The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $68,254,151 with $67,892,019 expiring in 2017 and $362,132 expiring in 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

Notes to Financial Statements	Wells Fargo Advantage Special Small Cap Value Fund	27

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$679,380,305	$1,629,554	$0	$681,009,859
Investment companies	7,438,075	0	0	7,438,075
Warrants	0	43,740	0	43,740
Other	0	0	3,311,680	3,311,680
Short-term investments
Investment companies	46,433,916	92,977,007	0	139,410,923
	$733,252,296	$94,650,301	$3,311,680	$831,214,277

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

28	Wells Fargo Advantage Special Small Cap Value Fund	Notes to Financial Statements

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Other
Balance as of October 31, 2010	$4,207,936
Accrued discounts (premiums)	0
Realized gains (losses)	165,211
Change in unrealized gains (losses)	279,014
Purchases	0
Sales	(1,340,481)
Transfers into Level 3	0
Transfers out of Level 3	0
Balance as of October 31, 2011	$3,311,680
Change in unrealized gains (losses) relating to securities still held at October 31, 2011	$(348,268)

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Notes to Financial Statements	Wells Fargo Advantage Special Small Cap Value Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $5,103 from the sale of Class A shares and $4,755, $8,815 and $683 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $448,490,053 and $647,505,070, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliate company is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. A summary of the transactions with affiliates for the year ended October 31, 2011 was as follows:

	Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Income from Affiliated Securities	Value, End of Period
Dixie Group Incorporated	$2,518,774	$30,546	$0	$0	$2,195,936
Imation Corporation	21,938,581	1,530,105	1,624,926	0	15,302,253
Kadant Incorporated	16,925,864	5,610,727	5,075,249	0	20,719,678
Kenneth Cole Productions Incorporated Class A	8,607,570	1,064,585	527,075	0	7,421,904
Stewart Information Services Corporation	10,430,675	0	143,615	48,201	9,516,093

7. ACQUISITION

Effective at the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of the Fund in the reorganizations. Class R shares of Evergreen Special Values Fund received Class A shares of the Fund. The Fund was newly created to receive the assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Evergreen Special Values Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Small Cap Value Fund and Evergreen Special Values Fund with fair values of $35,452,361 and $798,049,201, respectively, and identified costs of $30,733,820 and $971,212,867, respectively, at July 16, 2010, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Small Cap Value Fund and Evergreen Special Values Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to

30	Wells Fargo Advantage Special Small Cap Value Fund	Notes to Financial Statements

shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains (Losses)	Exchange Ratio	Number of Shares Issued
Evergreen Small Cap Value Fund	$35,385,583	$4,718,541	0.56	520,841	Class A
			0.56	167,510	Class B
			0.56	183,875	Class C
			0.59	1,139,052	Administrator Class
Evergreen Special Values Fund	799,508,182	(173,163,666)	1.00	25,184,391	Class A*
			1.00	1,927,434	Class B
			1.00	2,145,954	Class C
			1.00	16,097,853	Administrator Class

*	Amount includes 241,431 shares of Class A issued for Class R shares.

The aggregate net assets of Fund immediately after the acquisitions were $834,893,765.

Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment income	$254,306
Net realized and unrealized gain on investments	$187,069,382
Net increase in net assets resulting from operations	$187,323,688

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $1,745 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended October 31, 2011 and the three months ended October 31, 2010, the Fund did not have any distributions. For the year ended July 31, 2010, the tax character of distribution paid was $316,297 and $3,163,273 of ordinary income and return of capital, respectively.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$(100,002,781)	$(68,254,151)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Special Small Cap Value Fund	31

11. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

32	Wells Fargo Advantage Special Small Cap Value Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Small Cap Value Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Small Cap Value Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	33

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Special Small Cap Value Fund	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	35

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2008	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

36	Wells Fargo Advantage Special Small Cap Value Fund	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPDR	— Standard & Poor’s Depositary Receipts
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206334 12-11 A246/AR246 10-11

Wells Fargo Advantage

Traditional Small Cap Growth Fund

Annual Report

October 31, 2011

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Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2011, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM ).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY IN CONNECTION WITH THE Wells Fargo Advantage Dow Jones Target Date Funds INCLUDING, WITHOUT LIMITATION, FOR ANY SPECIAL, PUNITIVE, IN DIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $218 billion in assets under management, as of October 31, 2011.

Equity Funds
Asia Pacific Fund	Global Opportunities Fund	Premier Large Company Growth Fund
C&B Large Cap Value Fund	Growth Fund	Small Cap Opportunities Fund
C&B Mid Cap Value Fund	Health Care Fund	Small Cap Value Fund
Capital Growth Fund	Index Fund	Small Company Growth Fund
Common Stock Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Social Sustainability Fund†
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified Small Cap Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Growth Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Traditional Small Cap Growth Fund
Enterprise Fund†	Opportunity Fund†	Utility and Telecommunications Fund
Equity Value Fund	Precious Metals Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Asset Allocation Funds
Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money Market Funds
100% Treasury Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
California Municipal Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Money Market Fund
Government Money Market Fund	National Tax-Free Money Market Fund
Heritage Money Market Fund†
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to Shareholders

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

Dear Valued Shareholder,

We’re pleased to offer you this annual report for the Wells Fargo Advantage Traditional Small Cap Growth Fund for the 12-month period that ended October 31, 2011. Upon reviewing the report, you may notice a few changes from past reports, the most significant of which is the change from a multi-fund report to a single-fund report. We believe this change will give you more convenient access to your fund data.

For the full 12-month period, most of the major equity market indexes managed to deliver respectable gains. However, the market’s 12-month return figures mask the uneven path that it traced during the period as investors had to contend with a variety of global and domestic headwinds. Whatever the future holds, we continue to believe that most investors can benefit from adhering to a well-diversified investment strategy. Over the long term, such a strategy may enable you to balance risks and opportunities as you pursue your financial goals in a dynamic market landscape.

The economic recovery continued, but growth remained lackluster.

The U.S. economic recovery progressed throughout the 12-month period, yet the rate of growth was subpar compared with most previous recovery cycles.

The closing months of 2010 were characterized by greater optimism regarding the strength of the recovery—a mood that carried over into early 2011. In the spring and summer, however, a steady drumbeat of disappointing economic data cast renewed doubts on the sustainability of the recovery. In September, the U.S. Bureau of Economic Analysis (BEA) reported that U.S. gross domestic product (GDP) grew at a mere 1.3% annual rate in the second quarter of 2011, following anemic growth of 0.4% in the first quarter. These figures suggested that the recovery, now in its third year, has been less robust than previously thought.

According to BEA’s initial October estimate, GDP growth accelerated to 2.5% in the third quarter, reigniting hopes for a sustainable recovery. By the end of the 12-month period, few economists believed that the U.S. economy was in danger of sliding back into recession, but most expected a persistent slow-growth environment in 2012.

Ongoing weakness in jobs and housing slowed economic growth.

Despite intermittent signs of improvement, the beleaguered labor and housing markets continued to exert a drag on economic momentum during the 12-month period.

Although the private sector has been gradually adding jobs, the pace of hiring has not been brisk enough to produce a substantial drop in the unemployment rate, which stood at 9.0% as of October 2011. The housing market has been even more troublesome, with sluggish home sales and housing starts at one point pushing prices down to levels last reached in 2002. Because labor and housing are key drivers of long-term economic growth, the ongoing weakness in both areas bears close watching in the period ahead.

Other economic indicators were slightly more encouraging. For example, industrial production has grown modestly in recent months. Even as the

Letter to Shareholders	Wells Fargo Advantage Traditional Small Cap Growth Fund	3

economic malaise has sapped consumer confidence, consumers—especially more affluent ones—have demonstrated some resilience in their spending. Lower energy prices in the latter half of the period likely helped prop up spending by easing pressure on consumers.

The Federal Reserve announced that it will keep rates low until 2013.

By the third quarter of 2011, concerns about inflation had largely been replaced by mounting angst about slowing economic growth. “Core” inflation—which excludes volatile energy and food prices—remained fairly mild throughout the period.

With inflation in check, the Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. At its August 9 meeting, the Federal Open Market Committee (FOMC) established a timetable for its commitment to keeping rates low. A statement issued by the FOMC after that meeting explained that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.

The Fed’s second round of quantitative easing (QE2), an effort to spur economic growth, was completed as scheduled in June 2011. In September 2011, the Fed unveiled “Operation Twist”—a program designed to lower long-term interest rates. Unlike the response to QE2, however, investors’ reaction to Operation Twist was muted.

A third-quarter 2011 sell-off pared the market’s 12-month returns.

QE2 helped propel the equity market’s strong advance during the fourth quarter of 2010. Some upbeat economic data and better-than-anticipated corporate earnings also played a role in lifting stock prices. The market continued to perform well through April 2011, despite pockets of turbulence sparked by the natural disasters in Japan and the geopolitical turmoil in North Africa and the Middle East.

In May and June of 2011, however, the market climate began to shift to one of anxiety over the increasingly fragile state of the U.S. and global economies. As spring gave way to summer, investors not only worried that the U.S. might be on the brink of recession, they also feared that Europe’s sovereign debt problems could spiral out of control if a Greek default triggered widespread financial contagion across the continent. In July and August of 2011, investor sentiment was further undermined by partisan wrangling over the federal debt ceiling and the downgrade of the U.S. credit rating by Standard & Poor’s.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011. An October rally—fueled by improved economic data and a tentative resolution to the European crisis—reversed some of the damage. For the full 12-month period, the S&P 500 Index1 of large-cap stocks posted a total return of 8.1%. The

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

The unsettling headlines from both the U.S. and Europe led to heightened market volatility and sharply falling stock prices in the third quarter of 2011.

4	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to Shareholders

Russell Midcap® Index2 and the Russell 2000® Index3 of small-cap stocks gained 7.9% and 6.7%, respectively, on a total-return basis.

Recent events have not altered our message to shareholders.

The recent market turmoil and an uncertain outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. Bear in mind that many investors who indiscriminately sold their equity investments during the severe market downturn of 2008 to 2009 missed out on the impressive two-year rebound that followed. We believe the lesson to be learned from these dramatic market events is that, for many investors, simply building and maintaining a well-diversified investment plan is the best long-term strategy.

To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at www.wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

2.

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 ®Index. You cannot invest directly in an index.

3.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

Performance Highlights (Unaudited)

Wells Fargo Advantage Traditional Small Cap Growth Fund

5

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO
MANAGERS

Paul Carder, CFA

Jeffrey S.
Drummond, CFA

Linda Freeman, CFA

Jeffrey
Harrison, CFA

FUND INCEPTION

April 15, 1985

12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2011

Class A (Excluding Sales Charges)

6.99%

  Russell 2000®
Growth Index[1]

9.84%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses at 1.33% for Class A. The Fund’s gross and net expense ratios are 1.48% and 1.34%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.
  The Russell 2000® Growth Index measures the performance of those Russell
2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.
The chart compares the performance of the Wells Fargo Advantage Traditional Small Cap Growth Fund Class A shares for the most recent ten years with the Russell
2000™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6

Wells Fargo Advantage Traditional Small Cap Growth Fund

Performance Highlights (Unaudited)

MANAGER’S
DISCUSSION

Fund highlights

■

  For the 12-month period that ended October 31, 2011, the Fund underperformed its benchmark, the Russell 2000 Growth Index.

■

  The Fund’s underperformance was largely due to weakness from our holdings in two cyclical market sectors—information technology (IT) and energy.

■

Despite considerable economic uncertainty and market volatility over the past year, we remain committed to our bottom-up, fundamental investment process in seeking to identify reasonably valued small-cap companies with sustainable growth potential.

Equity
market performance was heavily influenced by macro conditions.

The 12-month period began on a positive note as the equity market rallied in the final months of 2010 amid greater confidence in the sustainability of the U.S. economic recovery. Strong corporate earnings and the Federal Reserve’s second round of quantitative easing (QE2) also helped lift stock prices. The upbeat mood generally carried over into early 2011, although there were pockets of turbulence sparked by the geopolitical turmoil in North Africa and the Middle East and the natural disasters in Japan.

In the spring and summer of 2011, investors’ spirits dampened as a string of discouraging economic data reignited fears of a double-dip recession. Investor confidence was further undermined by wrangling over the federal debt ceiling, the downgrade of the U.S. credit rating by Standard & Poor’s, and the risk of financial contagion in Europe. Despite continued strength in corporate earnings, investors’ intense focus on the negative headlines from the U.S. and Europe triggered heightened market volatility and led to a broad-based sell-off in equities during the third quarter of 2011. An October 2011 rally—fueled by improved economic data and a tentative resolution to the
European crisis—reversed some of the damage.

TEN LARGEST EQUITY HOLDINGS[3] (AS OF OCTOBER 31, 2011)

Taleo Corporation Class A

2.50%

Concur Technologies Incorporated

2.43%

Barnes Group Incorporated

2.13%

Polypore International Incorporated

2.06%

Financial Engines Incorporated

2.04%

SXC Health Solutions Corporation

2.03%

Deckers Outdoor Corporation

2.02%

Ultimate Software Group Incorporated

1.99%

Equinix Incorporated

1.97%

Cogent Communications Group Incorporated

1.93%

Two cyclical sectors were the largest performance detractors.

The IT and energy sectors had the biggest negative impact on relative performance. In IT, micro-cap companies Lionbridge Technologies Incorporated, and
ShoreTel Incorporated, were notable individual detractors. We sold Lionbridge, a translation services provider, due to concerns over its profit margins, as the company lost two high-margin contracts and replaced them with lower-margin contracts.
ShoreTel fell, along with many other enterprise-focused networking providers, due to a weakening spending environment and a change in the company’s distribution. We trimmed the position but continue to hold it. Two optical communications companies, Ciena Corporation and Finisar Corporation, also struggled amid slowing demand from China. We sold both stocks.

3.
The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the dates specified.

Performance Highlights (Unaudited)

Wells Fargo Advantage Traditional Small Cap Growth Fund

7

Within the energy sector, Lufkin
Industries Incorporated and Key Energy Services Incorporated accounted for most of the relative underperformance. Lufkin, which sells oilfield pumping units and power transmission products, suffered from a variety of operational performance issues in its oilfield service business, including weather-related factory shutdowns, a labor strike, and limited supply of a vital component for its pumping units. Key Energy Services operates an onshore rig-based well-servicing business. Both stocks were hurt by the downturn in the energy sector as oil prices fell, but we have retained both positions in anticipation of a potentially improving economy.

Several sectors contributed to the Fund’s performance.

The financials
sector was the largest contributor to relative performance, led by our holdings in Stifel Financial Corporation, a full-service regional brokerage and investment banking firm; Financial Engines Incorporated, a provider of financial advice and portfolio management services; and Texas Capital Bancshares Incorporated, a provider of banking and financial services. After selling Stifel Financial in May 2011 on expectations of weak investment banking results, we re-established the position at a lower valuation in September. We believe the firm’s fundamentals will rebound as market conditions potentially begin to normalize. With Financial Engines, we expect solid growth in enrollment and assets under contract, especially if the equity market recovers. Following Texas Capital Bancshares’ strong run, we sold the position in March 2011 due in part to takeover speculation.

The consumer staples, telecommunication services, and industrials sectors were also positive performance contributors. In consumer staples, cosmetics and fragrances, retailer Elizabeth Arden Incorporated and snack foods company Diamond Foods Incorporated drove much of the upside performance. We sold Diamond Foods in July 2011 on valuation and integration concerns related to its pending acquisition of Pringles. Internet services provider Cogent
Communications Incorporated, was a standout performer in telecommunication services. In industrials, manufacturers RBC Bearings Incorporated, Titan International Incorporated, and Barnes Group Incorporated performed well.

  SECTOR
DISTRIBUTION[4]   (AS OF OCTOBER 31,
2011)

We remain committed to our bottom-up stock selection process.

As we near the end of 2011, we believe the economic recovery that began in mid-2009 appears to be sustainable in spite of persistent global and domestic challenges. However, we do not expect growth to accelerate rapidly in the months ahead. In this type of slow-growth environment, we are confident that our investment philosophy and bottom-up process will serve our shareholders well over the long term. We remain focused on identifying reasonably valued small-cap companies with sound business models and sustainable growth in revenues and earnings. We believe that such a focus is well suited for investors with a long-term horizon whose goal is to generate strong returns with manageable risk.

4.
Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

8

Wells Fargo Advantage Traditional Small Cap Growth Fund

Performance Highlights (Unaudited)

AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2011)

Including Sales Charge

Excluding Sales Charge

Expense Ratios[6]

Inception Date

6 Months*

1 Year

5 Year

10 Year

6 Months*

1 Year

5 Year

10 Year

Gross

Net[7]

Class A (EGWAX)

06/05/1995

(21.61
)

0.86

1.32

4.91

(16.84
)

6.99

2.53

5.53

1.48%

1.34%

Class C (EGWCX)

07/30/2010

(18.15
)

5.16

1.76

4.75

(17.15
)

6.16

1.76

4.75

2.23%

2.09%

Administrator Class (EGWDX)

07/30/2010

(16.74
)

7.14

2.59

5.60

1.32%

1.21%

Institutional Class (EGRYX)

11/19/1997

(16.66
)

7.33

2.83

5.83

1.05%

0.99%

Russell 2000 Growth Index

(13.56
)

9.84

2.68

6.04

*
Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site
– www.wellsfargo.com/advantagefunds.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A
shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and
Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in
response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.
Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the
Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

6.
Reflects the expense ratios as stated in the most recent prospectuses.

7.
The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating
Expenses After Fee Waiver, excluding certain expenses at 1.33% for Class A, 2.08% for Class C, 1.20% for Administrator Class and 0.98% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)

Wells Fargo Advantage Traditional Small Cap Growth Fund

9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges
(loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2011 to October 31, 2011.

Actual Expenses

The
“Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.
Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example
for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%
hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning Account Value 05-01-2011

Ending Account Value 10-31-2011

Expenses Paid During the
Period[1]

Net Annual Expense Ratio

Class A

Actual

$
1,000.00

$
831.61

$
6.14

1.33
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,018.50

$
6.77

1.33
%

Class C

Actual

$
1,000.00

$
828.51

$
9.59

2.08
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,014.72

$
10.56

2.08
%

Administrator Class

Actual

$
1,000.00

$
832.56

$
5.45

1.18
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,019.26

$
6.01

1.18
%

Institutional Class

Actual

$
1,000.00

$
833.42

$
4.53

0.98
%

Hypothetical (5% return before expenses)

$
1,000.00

$
1,020.27

$
4.99

0.98
%

1.
Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10

Wells Fargo Advantage Traditional Small Cap Growth Fund

Portfolio of Investments—October 31, 2011

Security Name

Shares

Value

Common Stocks: 99.37%

Consumer Discretionary: 17.90%

Auto Components: 1.05%

Dana Holding Corporation†

147,100

$
2,079,994

Diversified Consumer Services: 2.71%

Coinstar Incorporated†«

25,700

1,226,918

K12 Incorporated†«

44,500

1,559,725

Sotheby’s Holdings Incorporated«

73,500

2,588,670

5,375,313

Hotels, Restaurants & Leisure: 3.42%

Gaylord Entertainment Company†«

60,000

1,403,400

Pinnacle Entertainment Incorporated†«

289,500

3,277,140

Shuffle Master Incorporated†«

196,600

2,085,926

6,766,466

Household Durables: 0.83%

Sodastream International Limited†«

48,500

1,652,880

Internet & Catalog Retail: 0.71%

Shutterfly Incorporated†«

33,800

1,408,446

Specialty Retail: 3.49%

Ulta Salon Cosmetics & Fragrance Incorporated†

32,000

2,153,280

Vitamin Shoppe Incorporated†

94,438

3,561,257

Zumiez Incorporated†«

52,400

1,192,100

6,906,637

Textiles, Apparel & Luxury Goods: 5.69%

Deckers Outdoor Corporation†«

34,700

3,998,828

Iconix Brand Group Incorporated†«

115,900

2,080,405

Oxford Industries Incorporated

40,200

1,587,900

Vera Bradley Incorporated†«

79,600

3,605,880

11,273,013

Consumer Staples: 0.73%

Personal Products: 0.73%

Elizabeth Arden Incorporated†

42,000

1,439,760

Energy: 7.18%

Energy Equipment & Services: 2.36%

ION Geophysical Corporation†«

143,800

1,095,756

Key Energy Services Incorporated†

124,500

1,609,785

Lufkin Industries Incorporated

33,300

1,967,697

4,673,238

Oil, Gas & Consumable Fuels: 4.82%

Berry Petroleum Company Class A«

56,900

1,965,895

CVR Energy Incorporated†«

81,700

2,022,892

Portfolio of Investments—October 31, 2011

Wells Fargo Advantage Traditional Small Cap Growth Fund

11

Security Name

Shares

Value

Oil, Gas & Consumable Fuels (continued)

Energy XXI Bermuda Limited†«

69,600

$
2,044,152

McMoRan Exploration Company†«

113,400

1,381,212

Rosetta Resources Incorporated†«

48,100

2,132,754

9,546,905

Financials: 7.20%

Capital Markets: 3.22%

Financial Engines Incorporated†«

177,700

4,035,567

Stifel Financial Corporation†«

73,900

2,355,193

6,390,760

Commercial Banks: 0.76%

Signature Bank†«

27,000

1,505,250

Diversified Financial Services: 3.22%

Higher One Holding Incorporated†«

125,700

2,217,348

MarketAxess Holdings Incorporated

89,700

2,621,931

Portfolio Recovery Associates Incorporated†«

21,919

1,537,399

6,376,678

Health Care: 13.71%

Biotechnology: 4.16%

Ariad Pharmaceuticals Incorporated†«

78,900

917,607

Cubist Pharmaceuticals Incorporated†

46,500

1,758,165

Exact Sciences Corporation†«

249,400

1,982,730

Incyte Corporation†«

125,100

1,722,627

Pharmasset Incorporated†

26,300

1,851,520

8,232,649

Health Care Equipment & Supplies: 3.64%

DexCom Incorporated†«

198,037

1,938,782

NxStage Medical Incorporated†

77,500

1,781,725

Thoratec Corporation†

42,600

1,555,326

Volcano Corporation†«

77,477

1,931,502

7,207,335

Health Care Providers & Services: 3.89%

Examworks Group Incorporated†«

90,300

952,665

HMS Holdings Corporation†«

109,900

2,685,956

IPC The Hospitalist Company†

61,378

2,573,580

U.S. Physical Therapy Incorporated

76,548

1,494,217

7,706,418

Health Care Technology: 2.02%

SXC Health Solutions Corporation†

85,700

4,012,474

12	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of Investments—October 31, 2011

Security Name	Shares	Value

Industrials: 17.83%

Aerospace & Defense: 2.45%
Hexcel Corporation†«	99,743	$2,464,650
KEYW Holding Corporation†«	284,198	2,387,263

		4,851,913

Air Freight & Logistics: 1.45%
Forward Air Corporation«	87,861	2,877,448

Commercial Services & Supplies: 1.49%
InnerWorkings Incorporated†«	326,649	2,956,173

Electrical Equipment: 3.92%
EnerSys Company†«	162,900	3,670,137
Polypore International Incorporated†«	77,937	4,087,796

		7,757,933

Machinery: 5.74%
Barnes Group Incorporated«	181,000	4,211,870
RBC Bearings Incorporated†«	89,947	3,642,854
Titan International Incorporated«	156,552	3,522,420

		11,377,144

Professional Services: 0.04%
Sequenom Incorporated†	14,561	72,368

Trading Companies & Distributors: 2.74%
Interline Brands Incorporated†	129,623	1,931,383
MSC Industrial Direct Company	51,400	3,495,714

		5,427,097

Information Technology: 30.44%

Communications Equipment: 4.41%
Acme Packet Incorporated†«	61,100	2,212,431
Aruba Networks Incorporated†«	113,100	2,679,337
Riverbed Technology Incorporated†	98,600	2,719,388
Shoretel Incorporated†	191,157	1,118,268

		8,729,424

Internet Software & Services: 11.45%
Cogent Communications Group Incorporated†	238,600	3,829,530
ComScore Incorporated†«	174,522	3,684,159
Equinix Incorporated†«	40,654	3,903,191
LivePerson Incorporated†	156,142	1,965,828
LogMeIn Incorporated†«	52,000	2,114,840
Rackspace Hosting Incorporated†	67,700	2,802,103
SPS Commerce Incorporated†	92,709	1,813,388
Support.com Incorporated†	270,559	570,879
Vocus Incorporated†«	98,008	1,997,403

		22,681,321

Portfolio of Investments—October 31, 2011	Wells Fargo Advantage Traditional Small Cap Growth Fund	13

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 5.64%
Cavium Incorporated†		90,000	$2,942,100
Mellanox Technologies†		31,784	1,028,530
Power Integrations Incorporated«		46,700	1,663,921
Silicon Image Incorporated†		362,100	2,331,924
Volterra Semiconductor Corporation†«		135,200	3,204,240

			11,170,715

Software: 8.94%
Concur Technologies Incorporated†«		103,578	4,818,449
Qlik Technologies Incorporated†		44,900	1,282,793
Sourcefire Incorporated†«		98,500	2,713,675
Taleo Corporation Class A†«		152,700	4,947,480
Ultimate Software Group Incorporated†		65,574	3,946,243

			17,708,640

Materials: 4.38%

Chemicals: 2.85%
Intrepid Potash Incorporated†«		103,338	2,875,897
Rockwood Holdings Incorporated†		60,352	2,778,606

			5,654,503

Metals & Mining: 1.53%
Materion Corporation†		114,297	3,022,013

Total Common Stocks (Cost $169,142,745)			196,840,908

	Yield
Short-Term Investments: 42.47%

Investment Companies: 42.47%
Wells Fargo Advantage Cash Investment Money Market Fund, Institutional Class(l)(u)	0.07%	2,754,559	2,754,559
Wells Fargo Securities Lending Cash Investments, LLC(l)(u)(r)(v)	0.21	81,366,388	81,366,388

Total Short-Term Investments (Cost $84,120,947)			84,120,947

Total Investments in Securities
(Cost $253,263,692)*	141.84%	280,961,855
Other Assets and Liabilities, Net	(41.84)	(82,877,738)

Total Net Assets	100.00%	$198,084,117

†	Non-income earning security.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $257,020,562 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$36,853,031
Gross unrealized depreciation	(12,911,738)

Net unrealized appreciation	$23,941,293

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of Assets and Liabilities—October 31, 2011

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$196,840,908
In affiliated securities, at value	84,120,947

Total investments, at value (see cost below)	280,961,855
Receivable for investments sold	1,457,844
Receivable for Fund shares sold	98,375
Receivable for dividends	277
Receivable for securities lending income	18,464
Prepaid expenses and other assets	87,112

Total assets	282,623,927

Liabilities
Payable for investments purchased	2,192,919
Payable for Fund shares redeemed	687,174
Payable upon receipt of securities loaned	81,366,388
Advisory fee payable	118,233
Distribution fees payable	216
Due to other related parties	40,432
Accrued expenses and other liabilities	134,448

Total liabilities	84,539,810

Total net assets	$198,084,117

NET ASSETS CONSIST OF
Paid-in capital	$191,590,883
Undistributed net investment loss	(20,052)
Accumulated net realized losses on investments	(21,184,877)
Net unrealized gains on investments	27,698,163

Total net assets	$198,084,117

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$123,063,376
Shares outstanding – Class A	8,036,115
Net asset value per share – Class A	$15.31
Maximum offering price per share – Class A2	$16.24
Net assets – Class C	$115,075
Shares outstanding – Class C	7,583
Net asset value per share – Class C	$15.18
Net assets – Administrator Class	$3,413,112
Shares outstanding – Administrator Class	212,491
Net asset value per share – Administrator Class	$16.06
Net assets – Institutional Class	$71,492,554
Shares outstanding – Institutional Class	4,438,069
Net asset value per share – Institutional Class	$16.11

Total investments, at cost	$253,263,692

Securities on loan, at value	$76,995,682

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of Operations—Year Ended October 31, 2011	Wells Fargo Advantage Traditional Small Cap Growth Fund	15

Investment income
Dividends	$595,882
Securities lending income, net	286,110
Income from affiliated securities	7,218

Total investment income	889,210

Expenses
Advisory fee	1,941,997
Administration fees
Fund level	121,375
Class A	365,941
Class C	281
Administrator Class	3,254
Institutional Class	78,913
Shareholder servicing fees
Class A	348,913
Class C	271
Administrator Class	6,772
Distribution fees
Class C	812
Custody and accounting fees	41,127
Professional fees	44,676
Registration fees	17,295
Shareholder report expenses	39,621
Trustees’ fees and expenses	16,826
Other fees and expenses	3,000

Total expenses	3,031,074
Less: Fee waivers and/or expense reimbursements	(154,478)

Net expenses	2,876,596

Net investment loss	(1,987,386)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	56,092,835
Net change in unrealized gains (losses) on investments	(34,488,100)

Net realized and unrealized gains (losses) on investments	21,604,735

Net increase in net assets resulting from operations	$19,617,349

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statements of Changes in Net Assets

	Year Ended October 31, 2011		Year Ended October 31, 2010[1],[2]		Year Ended September 30, 2010[1]

Operations
Net investment loss		$(1,987,386)		$(99,640)			$(2,365,842)
Net realized gains on investments		56,092,835		5,519,378			75,168,601
Net change in unrealized gains (losses) on investments		(34,488,100)		3,956,067			(45,508,254)

Net increase in net assets resulting from operations		19,617,349		9,375,805			27,294,505

Distributions to shareholders from
Net investment income
Institutional Class		0		0			(40,111)[9]

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	449,173	7,360,081	22,304	314,821	7,193,261	[3]	90,203,235 [4]
Class B	NA	NA	NA	NA	18,881	[5]	196,355 [5]
Class C	3,392	56,017	6,596	91,175	759	[6]	10,000 [6]
Administrator Class	259,289	4,086,595	0	0	725	[6]	10,000 [6]
Institutional Class	525,626	9,145,194	70,081	1,041,993	1,904,800	[9]	24,579,833 [9]

		20,647,887		1,447,989			114,999,423

Reinvestment of distributions
Institutional Class	0	0	0	0	1,136		14,115

Payment for shares redeemed
Class A	(1,936,997)	(31,195,829)	(172,259)	(2,426,788)	(9,748,106)[7]		(105,655,406)[8]
Class B	NA	NA	NA	NA	(521,262)[5]		(5,375,679)[5]
Class C	(2,715)	(44,254)	(449)	(6,388)	0	[6]	0 [6]
Administrator Class	(47,523)	(821,679)	0	0	0	[6]	0 [6]
Institutional Class	(3,116,766)	(52,035,775)	(146,368)	(2,160,333)	(21,713,838)[9]		(277,885,539)[9]

		(84,097,537)		(4,593,509)			(388,916,624)

Net decrease in net assets resulting from capital share transactions		(63,449,650)		(3,145,520)			(273,903,086)

Total increase (decrease) in net assets		(43,832,301)		6,230,285			(246,648,692)

Net assets
Beginning of period		241,916,418		235,686,133			482,334,825

End of period		$198,084,117		$241,916,418			$235,686,133

Undistributed net investment loss		$(20,052)		$(23,348)			$(22,844)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 16, 2010 is that of Evergreen Growth Fund.

2.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

3.	Amount includes 6,177,555 shares of Class C shares of Evergreen Growth Fund which became Class A shares on July 19, 2010.

4.	Amount includes $77,317,477 of Class C shares of Evergreen Growth Fund which became Class A shares on July 19, 2010.

5.	Class B shares of Evergreen Growth Fund became Class A shares on July 19, 2010.

6.	Class commenced operations on July 30, 2010.

7.	Amount includes 8,329,992 shares of Class C shares of Evergreen Growth Fund which became Class A shares on July 19, 2010.

8.	Amount includes $87,460,732 of Class C shares of Evergreen Growth Fund which became Class A shares on July 19, 2010.

9.	Class I shares of Evergreen Growth Fund became Institutional Class shares on July 19, 2010.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Class A	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$14.31	$13.77	$12.24	$12.20	$18.70	$17.35
Net investment loss	(0.16)[3]	(0.02)[3]	(0.12)[3]	(0.04)[3]	(0.03)[3]	(0.12)[3]
Net realized and unrealized gains (losses) on investments	1.16	0.56	1.65	0.10	(3.61)	3.63

Total from investment operations	1.00	0.54	1.53	0.06	(3.64)	3.51
Distributions to shareholders from
Net realized gains	0.00	0.00	0.00	(0.02)	(2.84)	(2.16)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)	0.00

Total distributions to shareholders	0.00	0.00	0.00	(0.02)	(2.86)	(2.16)
Net asset value, end of period	$15.31	$14.31	$13.77	$12.24	$12.20	$18.70
Total return[4]	6.99%	3.92%	12.50%	0.53%	(22.75)%	21.93%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.47%	1.39%	1.33%	1.27%	1.26%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.25%	1.25%
Net investment loss	(0.96)%	(0.64)%	(0.92)%	(0.45)%	(0.24)%	(0.68)%
Supplemental data
Portfolio turnover rate	123%	9%	80%	118%	113%	98%
Net assets, end of period (000’s omitted)	$123,063	$136,332	$133,166	$48,067	$56,067	$90,563

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30, 2010[2]
Class C	2011	2010[1]
Net asset value, beginning of period	$14.29	$13.66	$13.18
Net investment loss	(0.27)[3]	(0.02)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	1.16	0.65	0.52

Total from investment operations	0.89	0.63	0.48
Net asset value, end of period	$15.18	$14.29	$13.66
Total return[4]	6.16%	3.93%	4.32%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.25%	2.19%
Net expenses	2.08%	2.08%	2.08%
Net investment loss	(1.72)%	(1.31)%	(1.67)%
Supplemental data
Portfolio turnover rate	123%	9%	80%
Net assets, end of period (000’s omitted)	$115	$99	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30, 2010[2]
Administrator Class	2011	2010[1]
Net asset value, beginning of period	$14.99	$14.43	$13.80
Net investment loss	(0.14)[3]	(0.01)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	1.21	0.57	0.65

Total from investment operations	1.07	0.56	0.63
Net asset value, end of period	$16.06	$14.99	$14.43
Total return[4]	7.14%	3.95%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.31%	1.37%
Net expenses	1.19%	1.20%	1.20%
Net investment loss	(0.83)%	(0.55)%	(0.77)%
Supplemental data
Portfolio turnover rate	123%	9%	80%
Net assets, end of period (000’s omitted)	$3,413	$11	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year Ended October 31,		Year Ended September 30,
Institutional Class	2011	2010[1]	2010[2]	2009[2]	2008[2]	2007[2]
Net asset value, beginning of period	$15.01	$14.43	$12.79	$12.75	$19.37	$17.86
Net investment income (loss)	(0.10)	0.00 [3]	(0.10)[3]	(0.02)[3]	0.01	(0.07)[3]
Net realized and unrealized gains (losses) on investments	1.20	0.58	1.74	0.10	(3.77)	3.74

Total from investment operations	1.10	0.58	1.64	0.08	(3.76)	3.67
Distributions to shareholders from
Net investment income	0.00	0.00	(0.00)[4]	(0.02)	0.00	0.00
Net realized gains	0.00	0.00	0.00	(0.02)	(2.84)	(2.16)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)	0.00

Total distributions to shareholders	0.00	0.00	(0.00)	(0.04)	(2.86)	(2.16)
Net asset value, end of period	$16.11	$15.01	$14.43	$12.79	$12.75	$19.37
Total return[5]	7.33%	4.02%	12.87%	0.74%	(22.56)%	22.23%
Ratios to average net assets (annualized)
Gross expenses	1.00%	1.04%	1.06%	1.08%	0.99%	0.96%
Net expenses	0.98%	0.98%	1.05%	1.08%	0.99%	0.96%
Net investment income (loss)	(0.61)%	(0.29)%	(0.78)%	(0.20)%	0.02%	(0.39)%
Supplemental data
Portfolio turnover rate	123%	9%	80%	118%	113%	98%
Net assets, end of period (000’s omitted)	$71,493	$105,475	$102,499	$344,313	$395,954	$621,896

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding.

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Fair Value Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.

22	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to Financial Statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to net operating losses. At October 31, 2011, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed Net Investment Loss	Accumulated Net Realized Losses on Investments	Paid-in Capital
$1,990,682	$12,239	$(2,002,921)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.

As of October 31, 2011, the Fund had estimated net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $17,428,003 expiring in 2016.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to Financial Statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	23

lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2011, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity securities
Common stocks	$196,840,908	$0	$0	$196,840,908
Short-term investments
Investment companies	2,754,559	81,366,388	0	84,120,947
	$199,595,467	$81,366,388	$0	$280,961,855

Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2011, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2011, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management may retain the services of certain sub-advisers to provide daily portfolio management to the Fund. The fees related to sub-advisory services are borne directly by the adviser and do not increase the overall fees paid by the Fund to the adviser. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to the Fund and is entitled to receive a fee from the adviser at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

24	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to Financial Statements

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares

For the year ended October 31, 2011, Wells Fargo Funds Distributor, LLC received $3,731 from the sale of Class A shares and $132 in contingent deferred sales charges from redemptions of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities (securities with maturities of one year or less at purchase date), for the year ended October 31, 2011 were $293,443,560 and $352,139,684, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Fund was 0.125% of the unused balance. For the year ended October 31, 2011, the Fund paid $492 in commitment fees.

For the year ended October 31, 2011, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended October 31, 2011 and the one month ended October 31, 2010, the Fund did not have any distributions. The character to distributions paid was $40,111 of ordinary income for the year ended September 30, 2010.

As of October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Unrealized Gains (Losses)	Capital Loss Carryforward
$23,941,293	$(17,428,003)

Notes to Financial Statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	25

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011.

In April 2011, FASB issued ASU No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011.

As of October 31, 2011, management of the Fund is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting these ASUs.

26	Wells Fargo Advantage Traditional Small Cap Growth Fund	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Traditional Small Cap Growth Fund (the Fund), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Traditional Small Cap Growth Fund as of October 31, 2011, the results of its operations for the year then ended, changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2011

Other Information (Unaudited)

Wells Fargo Advantage Traditional Small Cap Growth Fund

27

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended
June 30 is available without charge on the Fund’s Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are
publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at
www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson
Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28

Wells Fargo Advantage Traditional Small Cap Growth Fund

Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the
Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust,
Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the
Trustees.

Independent Trustees

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Peter G. Gordon (Born 1942)

Trustee, since 1998; Chairman, since 2005

Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company. Trustee Emeritus, Colby College

Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)

Trustee, since 2009

Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth
Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of
Business. Mr. Harris is a certified public accountant.

CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)

Trustee, since 2008

Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms.
Johnson is an attorney, certified public accountant and a certified managerial accountant.

Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)

Trustee, since 2010

Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director,
Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.

Trustee, Virtus Fund Complex (consisting of 45 portfolios as of 12/31/10); Director, Diversapack Co. (packaging company); Asset Allocation
Trust

David F. Larcker (Born 1950)

Trustee, since 2009

James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research
Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The
Wharton School, University of Pennsylvania from 1985 to 2005.

Asset Allocation Trust

Olivia S. Mitchell (Born 1953)

Trustee, since 2006

International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of
Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.

Asset Allocation Trust

Other Information (Unaudited)

Wells Fargo Advantage Traditional Small Cap Growth Fund

29

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Other Directorships During Past Five Years

Timothy J. Penny (Born 1951)

Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute
Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

Michael S. Scofield (Born 1943)

Trustee, since 2010

Served on the Investment Company Institute’s Board of Governors and Executive Committee from
2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions)
Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former
Director and Chairman, Branded Media Corporation (multi-media branding company).

Asset Allocation Trust

Donald C. Willeke (Born 1940)

Trustee, since 1996

Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.

Asset Allocation Trust

Officers

Name and Year of Birth

Position Held and Length of Service

Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)

President, since 2003

Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and
Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)

Secretary, since 2000; Chief Legal Counsel, since 2003

Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank,
N.A. since 1996.

Kasey Phillips (Born 1970)

Treasurer, since 2008

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)

Assistant Treasurer, since 2009

Vice President of Wells Fargo Funds Management, LLC since 2009 . Vice President of Evergreen Investment Management Company, LLC from 2008 to
2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)

Assistant Treasurer, since 2009

Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC
from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)

Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007.
Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.
The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the Fund’s Web site at www.wellsfargo.com/advantagefunds.

30

Wells Fargo Advantage Traditional Small Cap Growth Fund

List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB
— Agricultural Credit Bank

ADR
— American Depository Receipt

ADS
— American Depository Shares

AGC-ICC
— Assured Guaranty Corporation - Insured Custody Certificates

AGM
— Assured Guaranty Municipal

AMBAC
— American Municipal Bond Assurance Corporation

AMT
— Alternative Minimum Tax

AUD
— Australian Dollar

BAN
— Bond Anticipation Notes

BHAC
— Berkshire Hathaway Assurance Corporation

BRL
— Brazil Real

CAB
— Capital Appreciation Bond

CAD
— Canadian Dollar

CCAB
— Convertible Capital Appreciation Bond

CDA
— Community Development Authority

CDO
— Collateralized Debt Obligation

CHF
— Swiss Franc

COP
— Certificate of Participation

CR
— Custody Receipts

DKK
— Danish Krone

DRIVER
— Derivative Inverse Tax-Exempt Receipts

DW&P
— Department of Water & Power

DWR
— Department of Water Resources

ECFA
— Educational & Cultural Facilities Authority

EDA
— Economic Development Authority

EDFA
— Economic Development Finance Authority

ETF
— Exchange-Traded Fund

EUR
— Euro

FFCB
— Federal Farm Credit Bank

FGIC
— Financial Guaranty Insurance Corporation

FHA
— Federal Housing Authority

FHLB
— Federal Home Loan Bank

FHLMC
— Federal Home Loan Mortgage Corporation

FNMA
— Federal National Mortgage Association

FSA
— Farm Service Agency

GBP
— Great British Pound

GDR
— Global Depository Receipt

GNMA
— Government National Mortgage Association

GO
— General Obligation

HCFR
— Healthcare Facilities Revenue

HEFA
— Health & Educational Facilities Authority

HEFAR
— Higher Education Facilities Authority Revenue

HFA
— Housing Finance Authority

HFFA
— Health Facilities Financing Authority

HKD
— Hong Kong Dollar

HUF
— Hungarian Forint

IBC
— Insured Bond Certificate

IDA
— Industrial Development Authority

IDAG
—  Industrial Development Agency

IDR
— Industrial Development Revenue

IEP
— Irish Pound

JPY
— Japanese Yen

KRW
— Republic of Korea Won

LIBOR
— London Interbank Offered Rate

LLC
— Limited Liability Company

LLP
— Limited Liability Partnership

LOC
— Letter of Credit

LP
— Limited Partnership

MBIA
— Municipal Bond Insurance Association

MFHR
— Multi-Family Housing Revenue

MTN
— Medium Term Note

MUD
— Municipal Utility District

MXN
— Mexican Peso

MYR
— Malaysian Ringgit

NATL-RE
— National Public Finance Guarantee Corporation

NOK
— Norwegian Krone

NZD
— New Zealand Dollar

PCFA
— Pollution Control Finance Authority

PCR
— Pollution Control Revenue

PFA
— Public Finance Authority

PFFA
— Public Facilities Financing Authority

PFOTER
— Puttable Floating Option Tax-Exempt Receipts

plc
— Public Limited Company

PLN
— Polish Zloty

PUTTER
— Puttable Tax-Exempt Receipts

R&D
— Research & Development

RDA
— Redevelopment Authority

RDFA
— Redevelopment Finance Authority

REIT
— Real Estate Investment Trust

ROC
— Reset Option Certificates

SAVRS
— Select Auction Variable Rate Securities

SBA
— Small Business Authority

SEK
— Swedish Krona

SFHR
— Single Family Housing Revenue

SFMR
— Single Family Mortgage Revenue

SGD
— Singapore Dollar

SKK
— Slovakian Koruna

SPDR
— Standard & Poor’s Depositary Receipts

TAN
— Tax Anticipation Notes

TBA
— To Be Announced

TIPS
— Treasury Inflation-Protected Securities

TRAN
— Tax Revenue Anticipation Notes

TCR
— Transferable Custody Receipts

TRY
— Turkish Lira

TTFA
— Transportation Trust Fund Authority

TVA
— Tennessee Valley Authority

XLCA
— XL Capital Assurance

ZAR
—  South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Fund’s Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail:
wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage
Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call
1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about
Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of
Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC
INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2011 Wells Fargo Funds Management, LLC. All rights reserved.

206335 12-11 A247/AR247 10-11

ITEM 2.
CODE OF ETHICS

As of the end of the
period, October 31, 2011, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.
AUDIT COMMITTEE FINANCIAL EXPERT

The
Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.
PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below
are the aggregate fees billed for the fiscal years ended October 31, 2010 and October 31, 2011 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the
fiscal years ended October 31, 2010 and October 31, 2011, the Audit Fees were $2,924,050 and $3,632,872, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended October 31, 2010 and
October 31, 2011 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended October 31, 2010 and October 31, 2011 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended October 31, 2010 and October 31, 2011, the Tax Fees were $189,320 and $148,800, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended October 31, 2010 and
October 31, 2011, the Tax Fees were $259,210 and $295,365, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended
October 31, 2010 and October 31, 2011.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended October 31, 2010 and October 31, 2011, by the principal accountant for services rendered to the
Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of
the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.
AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEMS 6.
SCHEDULE OF INVESTMENTS

The Schedule of
Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.
DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.
PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.
PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a
“Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph
(b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.
CONTROLS AND PROCEDURES

(a) The
President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment
Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.
EXHIBITS

(a)(1) Code of Ethics pursuant
to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment
Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit
99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch

President

Date:

December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch

President

Date:

December 28, 2011

By:

/s/ Kasey L. Phillips

Kasey L. Phillips

Treasurer

Date:

December 28, 2011